AMENDMENT NO. 10 This Amendment No. 10 (this “Amendment”), dated as of June 12, 2026, is entered into among Prestige Brands, Inc., a Delaware corporation (“Borrower”), Prestige Consumer Healthcare Inc., a Delaware corporation (“Holdings”), the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto (the “Subsidiary Guarantors” and, together with Holdings, the “Guarantors”), the Lenders party hereto and Citibank, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and in its capacity as L/C Issuer and Swing Line Lender and amends that certain ABL Credit Agreement dated as of January 31, 2012 (as amended by that certain Incremental Amendment, dated as of September 12, 2012, that certain Incremental Amendment, dated as of June 11, 2013, that certain Amendment No. 3, dated as of September 3, 2014, that certain Amendment No. 4, dated as of June 9, 2015, that certain Amendment No. 5, dated as of February 4, 2016, that certain Amendment No. 6, dated as of January 26, 2017, that certain Amendment No. 7, dated as of December 11, 2019, that certain Amendment No. 8, dated as of April 4, 2023, that certain Amendment No. 9, dated as of December 8, 2023 and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as lenders, the “Lenders”), the Administrative Agent, L/C Issuer and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Amended Credit Agreement (as defined below). W I T N E S S E T H: WHEREAS, Section 2.14 of the Existing Credit Agreement provides that Borrower may from time to time make Incremental Commitment Requests, subject to the terms and conditions set forth therein; WHEREAS, each Lender set forth on Schedule 1 hereto (each, an “Incremental Lender”, and collectively, the “Incremental Lenders”) except the Lender that does not have an amount listed opposite “Revolving Commitment Increase” (such Lender, the “Decreasing Lender”) has agreed (on a several and not a joint basis), subject to the terms and conditions set forth herein and in the Existing Credit Agreement, to provide a Revolving Commitment Increase in the amount set forth opposite such Incremental Lender’s name on Schedule 1 hereto, such that the Revolving Credit Commitments of each Lender after giving effect to the Revolving Commitment Increases of all Lenders providing Revolving Commitment Increases shall be as set forth opposite such Lender’s name on Schedule 1 hereto (and, for the avoidance of doubt, the total amount of Revolving Commitment Increases made pursuant to this Amendment shall be $52,300,000 (the “Revolving Commitment Increase Amount”)); WHEREAS, the Revolving Credit Commitment of the Decreasing Lender shall be reduced by $27,300,000 as of the Amendment No. 10 Effective Date (the “Decreased Commitment Amount”); WHEREAS, Section 10.01 of the Existing Credit Agreement permits certain amendments of the Existing Credit Agreement and the Security Agreement with the consent of the applicable Lenders set forth therein, Administrative Agent and the applicable Loan Parties; and WHEREAS, the Borrower, the Administrative Agent and the Lenders party hereto have agreed to (a) extend the Maturity Date to the date that is the earlier of (x) the fifth anniversary of the Exhibit 10.3 Execution Version

-2- Amendment No. 10 Effective Date and (y) the Springing Maturity Date and (b) make certain amendments and modifications to the Existing Credit Agreement, in each case, as set forth herein. NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: Section 1. Incremental Amendment This Amendment includes an Incremental Amendment referred to in Section 2.14(f) of the Existing Credit Agreement, and Borrower and each Incremental Lender hereby agrees that, subject to the satisfaction of the conditions in Section 3 hereof, on the Amendment No. 10 Effective Date (as defined below), the Revolving Commitment Increase of such Incremental Lender shall become effective and the Revolving Credit Commitments shall be deemed increased by the amount of the Revolving Commitment Increases of such Incremental Lenders. After giving effect to such Revolving Commitment Increases, the Revolving Credit Commitment of each Revolving Credit Lender shall be as set forth on Schedule 1 hereto (and such Schedule 1 shall supersede Schedule I to Amendment No. 9 to the Existing Credit Agreement, dated December 8, 2023). Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Incremental Facility Closing Date with respect to the Revolving Commitment Increases contemplated by this Amendment shall be June 12, 2026 (the “Amendment No. 10 Effective Date”). Section 2. Other Amendments (a) The Existing Credit Agreement is, effective as of the Amendment No. 10 Effective Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Existing Credit Agreement attached as Annex A hereto (the “Amended Credit Agreement”). (b) The Security Agreement as in effect immediately prior to the occurrence of the Amendment No. 10 Effective Date (the “Existing Security Agreement”) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double- underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Existing Security Agreement attached as Annex B hereto (the “Amended Security Agreement”, and together with the Amended Credit Agreement, the “Amended Loan Documents”) (c) On and as of the Amendment No. 10 Effective Date, the Revolving Credit Commitment of each Revolving Credit Lender shall be as set forth on Schedule 1 hereto (and such Schedule 1 shall supersede Schedule I to Amendment No. 9 to the Existing Credit Agreement, dated December 8, 2023). For the avoidance of doubt, for purposes of determining the amount of any interest or fees owing to the Lenders for periods prior to the Amendment No. 10 Effective Date, the relative amounts of Commitments then in effect for the Lenders shall apply. (d) On and as of the Amendment No. 10 Effective Date, (A) Schedules 5.07, 7.01, 7.02, 7.03, 7.08 and 7.09 of the Existing Credit Agreement are hereby replaced in their entirety by Schedules 5.07, 7.01, 7.02, 7.03, 7.08 and 7.09 attached hereto and shall constitute such Schedules to the Amended Credit Agreement, (B) Exhibits A, B, C-1, C-2, D-1, D-2, E, F, G, I-1, I-2, I-3, I-4, L and M to the Existing Credit Agreement are hereby replaced in their entirety by the forms thereof attached hereto and shall constitute such Schedules to the Amended Credit Agreement, (C) Schedule I and Schedule II to the

-3- Existing Security Agreement and shall constitute such Schedules to the Amended Security Agreement and (D) Exhibits I, II, III, IV and V to the Existing Security Agreement and shall constitute such Schedules to the Amended Security Agreement. Section 3. Conditions Precedent to the Effectiveness of this Amendment This Amendment shall become effective as of the date when, and only when, the following conditions precedent have been satisfied: (a) The Administrative Agent shall have received counterparts of this Amendment duly executed by (1) the Borrower, (2) each Guarantor, (3) the Administrative Agent, (4) each of the Lenders, (5) the L/C Issuer and (6) the Swing Line Lender. (b) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (c), (d) and (e) of this Section 3. (c) The representations and warranties of each Loan Party contained in Article V of the Credit Agreement and Section 4 of this Amendment or any other Loan Document shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective date. (d) No Default or Event of Default shall exist after giving effect to this Amendment and any Revolving Credit Loans made pursuant hereto on the Amendment No. 10 Effective Date. (e) Since March 31, 2026, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (f) The Borrower shall have provided such certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the Amendment No. 10 Effective Date (g) The Borrower shall have provided opinions from Alston & Bird LLP, New York and Delaware counsel to the Loan Parties, Hancock, Daniel & Johnson, LLC, Virginia counsel to the Loan Parties and Baker, Donelson, Bearman, Caldwell & Berkowitz, Tennessee counsel to the Loan Parties relating to this Amendment. (h) The Borrower shall have paid to the Administrative Agent all fees and expenses owing to the Administrative Agent and its Affiliates as of the Amendment No. 10 Effective Date. (i) The Borrower shall have provided copies of a recent Lien and judgment search in each jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties.

-4- (j) The Term Loan Credit Agreement shall have been entered into and delivered by parties thereto and the “Term B Loans” thereunder in an amount of $1,045,000,0000 shall have been, or shall substantially simultaneously be, funded concurrently with the occurrence of the Amendment No. 10 Effective Date. (k) The Administrative Agent and the Lead Arrangers shall have received, no later than three Business Days prior to the Closing Date, all documentation and other information about the Borrower and the Guarantors as has been reasonably requested in writing at least 10 days prior to the Closing Date by the Administrative Agent or the Lead Arrangers that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and the Beneficial Ownership Regulation (l) The Borrower shall have a provided a Borrowing Base Certificate as of March 31, 2026, but reflecting the Eligible Accounts and Eligible Inventory acquired in the Trident Acquisition (the “First Post-Trident Borrowing Base Certificate”). Section 4. Representations and Warranties On and as of the Amendment No. 10 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows: (a) the execution, delivery and performance by each Loan Party of this Amendment (A) has been duly authorized by all necessary corporate or other organizational action, and (B) does not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect; (b) no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for (i) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect or (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement); (c) this Amendment and the Loan Documents (as amended hereby) has been duly executed and delivered by each Loan Party that is a party thereto. This Amendment and each other Loan Document (as amended hereby) constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party thereto in accordance with its terms, except as such enforceability may be limited by (i) Debtor Relief Laws and by general principles of equity and (ii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) the effect of foreign Laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries;

-5- (d) (x) no Default or Event of Default shall exist after giving effect to this Amendment and any Revolving Credit Loans made pursuant hereto on the Amendment No. 10 Effective Date and (y) after giving effect to the Revolving Commitment Increases contemplated hereby, the conditions of Section 4.02(i) of the Credit Agreement are satisfied (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02(i) shall be deemed to refer to the Amendment No. 10 Effective Date); (e) The property owned by the Loan Parties at 4615 Murray Place, Lynchburg, VA 24502 (the “Applicable Mortgaged Property”) does not constitute a Material Real Property under the Amended Credit Agreement and will not secure the Term Loan Credit Agreement. Section 5. Reallocation of Commitments For the avoidance of doubt, the difference between the Revolving Commitment Increase Amount and the Decreased Commitment Amount is $25,000,000. The reallocation of the Revolving Credit Lenders’ Revolving Credit Loans contemplated by Section 2.14(g) with respect to any Revolving Commitment Increase shall occur with respect to the Revolving Commitment Increases contemplated hereby on the Amendment No. 10 Effective Date, and the Incremental Lenders shall make such Revolving Credit Loans on the Amendment No. 10 Effective Date as may be required to effectuate such reallocation. Furthermore, on the Amendment No. 10 Effective Date, all participations in L/C Obligations and Swing Line Loans shall be reallocated pro rata among the Revolving Credit Lenders after giving effect to the Revolving Commitment Increases contemplated hereby. Section 6. Reference to and Effect on the Loan Documents (a) As of the Amendment No. 10 Effective Date, each reference in the Existing Credit Agreement or Existing Security Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Existing Credit Agreement or Existing Security Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Amended Credit Agreement or the Amended Security Agreement, as the case may be, and this Amendment and the Amended Loan Documents shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Existing Credit Agreement and Existing Security Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 10 Effective Date. (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Existing Credit Agreement, the Existing Security Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein. (d) This Amendment shall constitute a Loan Document under the terms of the Amended Credit Agreement. (e) The parties hereto acknowledge and agree that the amendment of the Existing Credit Agreement and Existing Security Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation

-6- of the Existing Credit Agreement, Existing Security Agreement or any of the other Loan Documents as in effect prior to the Amendment No. 10 Effective Date. Section 7. Acknowledgement and Reaffirmation of Guarantors The Guarantors acknowledge and consent to all terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents. Each Loan Party hereby (a) reaffirms, ratifies and confirms its obligations under the Loan Documents, including the Collateral and Guarantee Requirement of the Existing Credit Agreement and including, without limitation, each Guarantor’s guarantee of the Obligations and its grant of the security interest in the Collateral (as defined in the Security Agreement) to secure the Obligations (including any Obligations resulting from the Revolving Commitment Increases contemplated hereby) and (b) acknowledges, represents, warrants and agrees that, after giving effect to this Amendment, the Liens and security interests granted by it pursuant to the Collateral Documents are valid, enforceable, and subsisting and create a first priority, perfected security interest (other than with respect to the Fixed Asset Priority Collateral (as to which the Lien thereon shall be junior to the extent set forth in the Term Loan Intercreditor Agreement)) (subject to Permitted Liens) in favor of the Administrative Agent for the benefit of the Secured Parties, to secure the Obligations (including any Obligations resulting from the Revolving Commitment Increases contemplated hereby). Section 8. Costs and Expenses The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto). Section 9. Execution in Counterparts This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 10. Governing Law THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE, PROCEEDING OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING ARISING

-7- UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH LOAN PARTY, THE ADMINISTRATIVE AGENT, THE SWING LINE LENDER, THE L/C ISSUER AND EACH LENDER, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT, THE SWING LINE LENDER, THE L/C ISSUER AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. Section 11. Notices All communications and notices hereunder shall be given as provided in the Amended Credit Agreement. Section 12. Waiver of Jury Trial EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12. Section 13. Mortgage Release. The Administrative Agent is authorized and instructed by the Lenders to take such actions to release the Applicable Mortgaged Property following the Amendment No. 10 Effective Date as the Borrower shall reasonably request (all at the Loan Parties’ expense). [signature pages follow]

Goldman Sachs Bank USA, as a Lender and an Incremental Lender Name: Thomas Manning "~~ Title: Authorized Signatory By: [Prestige Brands - Signature Page to Amendment No. 10 (ABL)]

[Prestige Brands – Signature Page to Amendment No. 10 (ABL)] MORGAN STANLEY BANK, N.A., as a Lender and an Incremental Lender By: Name: Michael King Title: Authorized Signatory

Schedule 1 Revolving Credit Commitments Lender Revolving Commitment Increase Revolving Credit Commitment Citibank, N.A. $7,300,000 $55,000,000 Barclays Bank PLC $7,300,000 $55,000,000 Morgan Stanley Bank, N.A. $7,700,000 $55,000,000 Goldman Sachs Bank USA $30,000,000 $40,000,000 Royal Bank of Canada - $20,000,000 Total $52,300,000 $225,000,000

Exhibit A Amended Credit Agreement See attached.

ExhibitAnnex A ABL CREDIT AGREEMENT Dated as of January 31, 2012 as amended by that certain Incremental Amendment dated as of September 12, 2012 as further amended by that certain Incremental Amendment dated as of June 11, 2013 as further amended by that certain Amendment dated as of September 3, 2014 as further amended by that certain Amendment dated as of June 9, 2015 as further amended by that certain Amendment dated as of February 4, 2016 as further amended by that certain Amendment dated as of January 26, 2017 as further amended by that certain Amendment dated as of December 11, 2019 as further amended by that certain Amendment dated as of April 4, 2023 and as further amended by that certain Amendment dated as of December 8, 2023, as further amended by that certain Amendment dated as of June 12, 2026 Among PRESTIGE CONSUMER HEALTHCARE INC. (f/k/a PRESTIGE BRANDS HOLDINGS, INC.), as Holdings, PRESTIGE BRANDS, INC., as the Borrower, THE GUARANTORS PARTY HERETO FROM TIME TO TIME CITIBANK, N.A., as Administrative Agent, CITIBANK, N.A., as L/C Issuer and Swing Line Lender, and THE OTHER LENDERS PARTY HERETO FROM TIME TO TIME CITIBANK, N.A., BARCLAYS BANK PLC, MORGAN STANLEY SENIOR FUNDING, INC. and, GOLDMAN SACHS BANK USA, and RBC CAPITAL MARKETS, as Joint Lead Arrangers and Joint Bookrunners, MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent and

BARCLAYS BANK PLC and RBC CAPITAL MARKETS1, as Co-DocumentationDocumentation Agents 1 RBC Capital Markets is a marketing name for the investment banking activities of the Royal Bank of Canada.

TABLE OF CONTENTS Page ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS Section 1.01 Defined Terms 21 Section 1.02 Other Interpretive Provisions 7072 Section 1.03 Accounting Terms 7173 Section 1.04 Rounding 7173 Section 1.05 References to Agreements, Laws, Etc. 7173 Section 1.06 Times of Day 7174 Section 1.07 Timing of Payment of Performance 7274 Section 1.08 Cumulative Credit and Excluded Contribution Transactions 7274 Section 1.09 Pro Forma and Certain Other Calculations 7274 Section 1.10 Currency Generally 73; Judgment Currency76 Section 1.11 Letters of Credit 7477 Section 1.12 Limited Condition Transactions 77 Section 1.121.13 Divisions 7479 Section 1.131.14 Rates 7479 Section 1.15 Alternative Currencies. 79 ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS Section 2.01 The Loans 7580 Section 2.02 Borrowings, Conversions and Continuations of Loans 7580 Section 2.03 Letters of Credit 7783 Section 2.04 Swing Line Loans 8591 Section 2.05 Prepayments 8894 Section 2.06 Termination or Reduction of Commitments 9096 Section 2.07 Repayment of Loans 9096 Section 2.08 Interest 9196 Section 2.09 Fees 9197 Section 2.10 Computation of Interest and Fees 9298 Section 2.11 Evidence of Indebtedness 9298 Section 2.12 Payments Generally 9399 Section 2.13 Sharing of Payments 94100 Section 2.14 Incremental Credit Extensions 95101 Section 2.15 [Reserved] 98105 Section 2.16 Extension of Revolving Credit Loans 98105 Section 2.17 Defaulting Lenders 101107 Section 2.18 Protective Advances 102108 ARTICLE III. TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY Section 3.01 Taxes 103110 Section 3.02 Illegality 106113 Section 3.03 Benchmark Replacement Setting 106114 -i-

Page Section 3.04 Increased Cost and Reduced Return; Capital Adequacy 108115 Section 3.05 Funding Losses 109116 Section 3.06 Matters Applicable to All Requests for Compensation 109117 Section 3.07 Replacement of Lenders under Certain Circumstances 110118 Section 3.08 Survival 111119 ARTICLE IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS Section 4.01 Conditions to Initial Credit Extension 112119 Section 4.02 Conditions to All Credit Extensions after the Closing Date 114119 ARTICLE V. REPRESENTATIONS AND WARRANTIES Section 5.01 Existence, Qualification and Power; Compliance with Laws 115120 Section 5.02 Authorization; No Contravention 115120 Section 5.03 Governmental Authorization; Other Consents 116121 Section 5.04 Binding Effect 116121 Section 5.05 Financial Statements; No Material Adverse Effect 116121 Section 5.06 Litigation 117122 Section 5.07 Ownership of Property; Liens 117123 Section 5.08 Environmental Matters 117123 Section 5.09 Taxes 118124 Section 5.10 ERISA Compliance 118124 Section 5.11 Subsidiaries; Equity Interests 119124 Section 5.12 Margin Regulations; Investment Company Act 119124 Section 5.13 Disclosure 119125 Section 5.14 Labor Matters 119125 Section 5.15 Intellectual Property; Licenses, Etc. 120125 Section 5.16 Solvency 120126 Section 5.17 Subordination of Junior Financing 120126 Section 5.18 USA Patriot Act 120126 Section 5.19 Security Documents 121127 ARTICLE VI. AFFIRMATIVE COVENANTS Section 6.01 Financial Statements 121127 Section 6.02 Certificates; Other Information 124130 Section 6.03 Notices 125131 Section 6.04 Payment of Taxes 125131 Section 6.05 Preservation of Existence, Etc. 125131 Section 6.06 Maintenance of Properties 126132 Section 6.07 Maintenance of Insurance 126132 Section 6.08 Compliance with Laws 126132 Section 6.09 Books and Records 126132 Section 6.10 Inspection Rights 126133 Section 6.11 Additional Collateral; Additional Guarantors 127133 Section 6.12 Compliance with Environmental Laws 129135 -ii-

Page Section 6.13 Further Assurances 129136 Section 6.14 Designation of Subsidiaries 129136 Section 6.15 Maintenance of Ratings 130136 Section 6.16 Physical Inventories 130137 Section 6.17 Appraisals 130137 Section 6.18 Field Examinations 130137 Section 6.19 Administration of Certain Collateral; Cash Management 131138 Section 6.20 Post-Closing Covenants. 133Post-Amendment No. 10 Effective Date Obligations.141 ARTICLE VII. NEGATIVE COVENANTS Section 7.01 Liens 134141 Section 7.02 Investments 138145 Section 7.03 Indebtedness 141148 Section 7.04 Fundamental Changes 144151 Section 7.05 Dispositions 145153 Section 7.06 Restricted Payments 148155 Section 7.07 Change in Nature of Business 151158 Section 7.08 Transactions with Affiliates 151158 Section 7.09 Burdensome Agreements 152160 Section 7.10 Use of Proceeds 154162 Section 7.11 Consolidated Fixed Charge Coverage Ratio 154162 Section 7.12 Accounting Changes 154162 Section 7.13 Prepayments, Etc. of Certain Indebtedness 154162 Section 7.14 Permitted Activities 155163 ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES Section 8.01 Events of Default 155163 Section 8.02 Remedies Upon Event of Default 157165 Section 8.03 Application of Funds 158166 Section 8.04 Borrower’s Right to Cure 159167 ARTICLE IX. ADMINISTRATIVE AGENT AND OTHER AGENTS Section 9.01 Appointment and Authority 160168 Section 9.02 Rights as a Lender 161169 Section 9.03 Exculpatory Provisions 161169 Section 9.04 Reliance by Administrative Agent 162170 Section 9.05 Delegation of Duties 162171 Section 9.06 Resignation of Administrative Agent 162171 Section 9.07 Non-Reliance on Administrative Agent and Other Lenders 163172 Section 9.08 No Other Duties, Etc 164172 Section 9.09 Administrative Agent May File Proofs of Claim 164172 Section 9.10 Collateral and Guaranty Matters 164173 Section 9.11 ABL Secured Treasury Services Agreements and ABL Secured Hedge Agreements 165174 -iii-

Page Section 9.12 Withholding Tax Indemnity 166174 Section 9.13 Reports and Financial Statements 166175 Section 9.14 Certain ERISA Matters 167176 Section 9.15 Erroneous Payments 168177 ARTICLE X. MISCELLANEOUS Section 10.01 Amendments, Etc. 171180 Section 10.02 Notices and Other Communications; Facsimile Copies 173183 Section 10.03 No Waiver; Cumulative Remedies 175185 Section 10.04 Attorney Costs and Expenses 176185 Section 10.05 Indemnification by the Borrower 176186 Section 10.06 Payments Set Aside 178188 Section 10.07 Successors and Assigns 178188 Section 10.08 Confidentiality 183194 Section 10.09 Setoff 183195 Section 10.10 Interest Rate Limitation 184195 Section 10.11 Counterparts; Electronic Execution 184196 Section 10.12 Integration; Termination 185196 Section 10.13 Survival of Representations and Warranties 185196 Section 10.14 Severability 185196 Section 10.15 GOVERNING LAW 185197 Section 10.16 WAIVER OF RIGHT TO TRIAL BY JURY 186197 Section 10.17 Binding Effect 186198 Section 10.18 USA Patriot Act 186198 Section 10.19 No Advisory or Fiduciary Responsibility 187198 Section 10.20 Term Loan Intercreditor Agreement 187199 Section 10.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 188199 Section 10.22 Acknowledgement Regarding Any Supported QFCs 188200 ARTICLE XI. GUARANTEE Section 11.01 The Guarantee 189201 Section 11.02 Obligations Unconditional 190201 Section 11.03 Reinstatement 191202 Section 11.04 Subrogation; Subordination 191203 Section 11.05 Remedies 191203 Section 11.06 Instrument for the Payment of Money 191203 Section 11.07 Continuing Guarantee 191203 Section 11.08 General Limitation on Guarantee Obligations 192203 Section 11.09 Release of Guarantors 192204 Section 11.10 Right of Contribution 193204 Section 11.11 Keepwell 193205 Section 11.12 Excluded Swap Obligations Limitation 193205 -iv-

SCHEDULES I Guarantors Schedule 5.07 Material Real Property Schedule 7.01 Liens Schedule 7.02 Investments Schedule 7.03 Indebtedness Schedule 7.08 Affiliate Transactions Schedule 7.09 Burdensome Agreements Schedule 10.02 Administrative Agent’s Office, Certain Addresses for Notices EXHIBITS Form of A Committed Loan Notice B Swing Line Loan Notice C-1 Revolving Credit Note C-2 Swing Line Note D-1 Compliance Certificate D-2 Solvency Certificate E Assignment and Assumption F Security Agreement G Intercompany Note H [Reserved] I United States Tax Compliance Certificate J [Reserved] K [Reserved] L Term Loan Intercreditor Agreement M Form Letter of Credit Report N Legal Opinion of Kirkland & Ellis LLP[Reserved] O Borrowing Base Certificate -i-

ABL CREDIT AGREEMENT This ABL CREDIT AGREEMENT is entered into as of January 31, 2012, among PRESTIGE CONSUMER HEALTHCARE INC. (f/k/a Prestige Brands Holdings, Inc.), a Delaware corporation (“Holdings”), PRESTIGE BRANDS, INC., a Delaware corporation (the “Borrower”), the other Guarantors party hereto from time to time, CITIBANK, N.A., as Administrative Agent, each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and CITIBANK, N.A., as L/C Issuer and Swing Line Lender. PRELIMINARY STATEMENTS Pursuant to (i) the Business Sale and Purchase Agreement, dated as of December 20, 2011 (as amended, supplemented or modified from time to time, the “Acquisition Agreement”), by and among Holdings, on the one hand, and GlaxoSmithKline LLC, a company incorporated under the laws of the state of Delaware, and the other sellers identified therein (collectively, the “Seller”), a Subsidiary Guarantor to whom Holdings will, at or prior to the Closing Date, assign its rights and obligations under the Acquisition Agreement (the “BSPA Assignment”) will acquire (the “Acquisition”) the Acquired Business and (ii) the Business Sale and Purchase Agreement, dated as of December 20, 2011 (as amended, supplemented or modified from time to time, the “Split Brands Acquisition Agreement”), by and among Holdings, on the one hand, and the Seller, Holdings has agreed to acquire (the “Split Brands Acquisition”) the Split Brands prior the Split Brands Cutoff Date (as defined herein). The Borrower has requested that, substantially simultaneously with the consummation of the Acquisition, the Lenders extend credit to the Borrower in the form of a Revolving Credit Facility (as this and other capitalized terms used in these preliminary statements are defined in Section 1.01 below) in an initial aggregate principal amount of, as of the Amendment No. 10 Effective Date, $50,000,000225,000,000. The Revolving Credit Facility may include one or more Letters of Credit from time to time and one or more Swing Line Loans from time to time. The proceeds of (i) the proceeds of the issuance of the Senior Notes and (ii) the proceeds of the loans to be made under the Term Loan Credit Agreement on the Closing Date, will be used by the Borrower to pay the consideration in connection with the Acquisition and Transaction Expenses. The Borrower has requested that, substantially simultaneously with the consummation of the 2014 Insight Acquisition, certain lenders extend credit to the Borrower in the form of term loans under the Term Loan Credit Agreement in an aggregate principal amount of $720,000,000 (the “Term Loan Acquisition Borrowing”). The proceeds of the Term Loan Acquisition Borrowing, together with Revolving Credit Loans hereunder will be used by the Borrower to pay the consideration in connection with the Insight Acquisition and Insight Transaction Expenses. The applicable Lenders have indicated their willingness to lend and the L/C Issuer has indicated its willingness to so issue Letters of Credit, in each case, on the terms and subject to the conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS Section 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “2028 Notes” means the Borrower’s 5.125% Senior Notes due 2028. “2028 Notes Indenture” means the indenture for the 2028 Notes, dated as of December 2, 2019, between the Borrower and U.S. Bank, National Association, as trustee, as the same may be amended, modified, supplemented, replace or refinanced to the extent not prohibited by this Agreement. “2031 Notes” means the Borrower’s 3.750% Senior Notes due 2031. “2031 Notes Indenture” means the indenture for the 2031 Notes, dated as of March 1, 2021, between the Borrower and U.S. Bank, National Association, as trustee, as the same may be amended, modified, supplemented, replace or refinanced to the extent not prohibited by this Agreement. “ABL Hedge Agreement” means a ABL Last-Out Hedge Agreement or a ABL Pari Passu Hedge Agreement. “ABL Last-Out Hedge Agreement” means any Swap Contract permitted under Article VII that is entered into by and between the Borrower or any Restricted Subsidiary and any Hedge Bank; provided that (a) such Person is designated a “Hedge Bank” with respect to such ABL Last-Out Hedge Agreement in a writing from the Borrower to the Administrative Agent, and (other than a Person already party hereto as the Administrative Agent or a Lender) that delivers to the Administrative Agent a letter agreement reasonably satisfactory to it (i) appointing the Administrative Agent as its agent under the applicable Loan Documents and (ii) agreeing to be bound by Sections 10.05, 10.15 and 10.16 and Article IX as if it were a Lender, and (b) such Swap Contract is designated in a writing from the Borrower to the Administrative Agent as an “ABL Last-Out Hedge Agreement” and (c) there shall not be more than $25,000,000 in the aggregate of obligations in respect of; provided that, no Term Loan Facility Indebtedness referred to in clause (ii) of the definition of Term Loan Facility Indebtedness shall constitute an ABL Last-Out Hedge Agreements and ABL Last-Out Treasury Services Agreements at any time outstandingAgreement. “ABL Last-Out Treasury Services Agreement” means any agreement with respect to Cash Management Obligations permitted under Article VII that is entered into by and between the Borrower or any Restricted Subsidiary and any Cash Management Bank; provided that (a) such Person is designated a “Cash Management Bank” with respect to such ABL Last-Out Treasury Services Agreement in a writing from the Borrower to the Administrative Agent, and (other than a Person already party hereto as the Administrative Agent or a Lender) that delivers to the Administrative Agent a letter agreement reasonably satisfactory to it (i) appointing the Administrative Agent as its agent under the applicable Loan Documents and (ii) agreeing to be bound by Sections 10.05, 10.15 and 10.16 and Article IX as if it were a Lender, (b) such ABL Secured Treasury Services Agreement is designated in a writing from the Borrower to the Administrative Agent as an “ABL Last-Out Treasury Services Agreement” and (c) there shall not be more than $25,000,000 in the aggregate of obligations in respect of ABL Last-Out Treasury Services Agreements and ABL Last-Out Hedge Agreements at any time outstanding. “ABL Pari Passu Hedge Agreement” means any Swap Contract permitted under Article VII that is entered into by and between the Borrower or any Restricted Subsidiary and any Person that is the -2-

Administrative Agent, a Lender or an Affiliate of athe Administrative Agent or a Lender at the time such Swap Contract is entered into or, with respect to any such Swap Contract entered into prior to the Amendment No. 10 Effective Date, the Amendment No. 10 Effective Date (any such Person, a “Hedge Bank”); provided that (a) such Person is designated a “Hedge Bank” with respect to such ABL Pari Passu Hedge Agreement in a writing from the Borrower to the Administrative Agent, and (other than a Person already party hereto as athe Administrative Agent or a Lender) that delivers to the Administrative Agent a letter agreement reasonably satisfactory to it (i) appointing the Administrative Agent as its agent under the applicable Loan Documents and (ii) agreeing to be bound by Sections 10.05, 10.15 and 10.16 and Article IX as if it were a Lender, (b) such Swap Contract is designated in a writing from the Borrower to the Administrative Agent as an “ABL Pari Passu Hedge Agreement” and (c) immediately after entering into any ABL Pari Passu Hedge Agreement, the aggregate outstanding amount of Total Outstandings shall not exceed the Line Cap at such time (after giving effect to any adjustment to Reserves reflecting such ABL Pari Passu Hedge Agreement); provided, that, no Term Loan Facility Indebtedness referred to in clause (ii) of the definition of Term Loan Facility Indebtedness shall constitute an ABL Pari Passu Hedge Agreement. “ABL Pari Passu Treasury Services Agreement” means any agreement with respect to Cash Management Obligations permitted under Article VII that is entered into by and between the Borrower or any Restricted Subsidiary and any Person that is the Administrative Agent or a Lender or an Affiliate of athe Administrative agent or a Lender at the time such agreement is entered into or, with respect to any such Cash Management Obligations entered into prior to the amendment No. 10 Effective Date, the Amendment No. 10 Effective Date (any such Person, a “Cash Management Bank”); provided that (a) such Person is designated a “Cash Management Bank” with respect to such ABL Pari Passu Treasury Services Agreement in a writing from the Borrower to the Administrative Agent, and (other than a Person already party hereto as a Lender) that delivers to the Administrative Agent a letter agreement reasonably satisfactory to it (i) appointing the Administrative Agent as its agent under the applicable Loan Documents and (ii) agreeing to be bound by Sections 10.05, 10.15 and 10.16 and Article IX as if it were a Lender, (b) such ABL Secured Treasury Services Agreement is designated in a writing from the Borrower to the Administrative Agent as an “ABL Pari Passu Treasury Services Agreement” and (c) immediately after entering into any ABL Pari Passu Treasury Services Agreement, the aggregate outstanding amount of Total Outstandings shall not exceed the Line Cap at such time (after giving effect to any adjustment to Reserves reflecting such ABL Pari Passu Treasury Services Agreement). “ABL Priority Collateral” has the meaning assigned to such term in the Term Loan Intercreditor Agreement. “ABL Secured Hedge Agreement” means an ABL Pari Passu Hedge Agreement or an ABL Last-Out Hedge Agreement, as the context may require. “ABL Secured Treasury Services Agreement” means an ABL Pari Passu Treasury Services Agreement or an ABL Last-Out Treasury Services Agreement. “Acceptable Jurisdiction” means (a) any state of the United States of America, (b) the District of Columbia or (c) any Agreed Foreign Jurisdiction “Account” means, individually and collectively, any “Account” referred to in the Security Agreement. “Account Debtor” means any Person obligated on an Account. -3-

“Account Reserves” means any and all reserves which the Administrative Agent deems necessary, in its Permitted Discretion, to maintain (including, without limitation, Dilution Reserves, reserves for rebates, discounts, warranty claims and inventory returns and reserves for Permitted Liens on Eligible Accounts ranking prior to the Lien of the Administrative Agent for the benefit of the Secured Parties) with respect to the Eligible Accounts. The Administrative Agent may, from time to time, in its Permitted Discretion, adjust Account Reserves used in computing the Borrowing Base upon not less than three (3) Business Days’ prior written notice to the Borrower (during which period the Administrative Agent shall be available to discuss any such proposed adjustments with the Borrower during normal business hours upon reasonable notice). “Acquired Business” means the Business (as defined in the Acquisition Agreement (as in effect on December 20, 2011)). “Acquired Business Annual Financial Statements” means the audited statements of net assets to be sold of the Acquired Business as of December 31, 2010, 2009 and 2008, and related statements of revenues and direct operating expenses of the Acquired Business for the fiscal years then ended. “Acquired Business Unaudited Financial Statements” means the unaudited statements of net assets to be sold and related statements of revenues and direct operating expenses of the Acquired Business for the nine month period ended September 30, 2011 and the prior comparative period. “Acquisition Date” has the meaning specified in the preliminary statements to this Agreement.definition of “Borrowing Base.” “Acquisition AgreementAdditional Borrower” has the meaning specified in the preliminary statements to this AgreementSection 2.19(c). “AcquisitionAdditional Borrower Accession Date” has the meaning specified in the definition of “Borrowing Base.”Section 2.19(c). “Additional Borrower Joinder Agreements and Amendments” means agreements reasonably satisfactory to the Administrative Agent pursuant to which an Applicant Borrower in an Agreed Foreign Jurisdiction becomes an Additional Borrower hereunder, which agreements shall include amendments and supplements to the Loan Documents by which (i) such Additional Borrower agrees to be liable for all of its Obligations hereunder and the Borrower and the Guarantors agree to guarantee the Obligations of such Additional Borrower, (ii) such Additional Borrower (and, with respect to the Equity Interests of such Additional Borrower, the parent company of such Additional Borrower) shall enter into such guarantees and pledges of its assets (and its Equity Interests) and take other collateral steps related thereto as if it were an Optional Guarantor that is providing Collateral to holders of any Specified Debt and (iii) such provisions relating to tax withholding, tax gross up, requirements of Law, Borrowing Base eligibility criteria, Reserves, representations, warranties, covenants, capital adequacy and other provisions customary for commercial lending agreements in such Agreed Foreign Jurisdiction as reasonably requested by and reasonably acceptable to the Administrative Agent are incorporated or added. The Additional Borrower Joinder Agreements and Amendments shall be executed by the Applicant Borrower, each Loan Party and the Administrative Agent, and shall be effective upon the Additional Borrower Accession Date applicable to such Applicant Borrower. “Additional Borrower Notice” has the meaning set forth in Section 2.19(c). “Additional Lender” has the meaning set forth in Section 2.14(c). -4-

“Adjustment Date” has the meaning set forth in the definition of “Applicable Rate.” “Administrative Agent” means Citi, in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent’s Office” means the Administrative Agent’s address and account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Agent Parties” has the meaning set forth in Section 10.02(b). “Agent-Related Persons” means the Agents, together with their respective Affiliates, officers, directors, employees, partners, agents, advisors and other representatives. “Agents” means, collectively, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Arrangers and the Bookrunners. “Aggregate Commitments” means the Commitments of all the Lenders. “Agreed Foreign Jurisdiction” means (a) Canada, (b) Australia or (c) any non-United States jurisdiction proposed by the Borrower and consented to by each Lender (such consent not to be unreasonably withheld). “Agreement” means this Credit Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7, Amendment No. 8 and, Amendment No. 9 and Amendment No. 10, and as the same may be amended, supplemented or otherwise modified from time to time. “All-In Yield” means, as to any Indebtedness, the yield thereof, whether in the form of interest rate, margin, OID, upfront fees, Term SOFR or Base Rate floorsFloors or otherwise; provided that OID and upfront fees shall be equated to interest rate assuming a 4 year life to maturity (or, if less, the stated life to maturity at the time of its incurrence of the applicable Indebtedness); provided, further, that “All-In Yield” shall not include arrangement fees, structuring fees, commitment fees, underwriting fees or other fees not paid to all Lenders of such Indebtedness. “Alternative Currency” means (i) Canadian Dollars, (ii) Australian Dollars and (iii) each currency (other than Dollars) that is approved in accordance with Section 1.14; provided that (x) for each Alternative Currency, such requested currency is an Eligible Currency and (y) with respect to clauses (i) -5-

and (ii), such currencies shall only be available to the extent an Alternative Currency Amendment has been entered into with respect thereto. “Alternative Currency Amendments” has the meaning set forth in Section 1.15(c). “Amendment No. 21” means that certain Incremental Amendment to this Agreement dated as of June 11, 2013.September 12, 2012 “Amendment No. 2 Effective Date” means” means that certain Incremental Amendment to this Agreement dated as of June 11, 2013. “Amendment No. 3” means Amendment No. 3 to this Agreement dated as of September 3, 2014. “Amendment No. 4” means Amendment No. 4 to this Agreement dated as of June 9, 2015. “Amendment No. 4 Effective Date” means June 9, 2015, the date which all conditions precedent set forth in Section 2 of Amendment No. 4 are satisfied. “Amendment No. 5” means Amendment No. 5 to this Agreement dated as of February 4, 2016. “Amendment No. 5 Effective Date” means February 4, 2016. “Amendment No. 6” means Amendment No. 6 to this Agreement dated as of January 26, 2017. “Amendment No. 6 Effective Date” means January 26, 2017. “Amendment No. 7” means Amendment No. 7 to this Agreement dated as of December 11, 2019. “Amendment No. 7 Effective Date” means December 11, 2019, the date which all conditions precedent set forth in Section 2 of Amendment No. 7 are satisfied. “Amendment No. 8” means Amendment No. 8 to this Agreement dated as of April 4, 2023. “Amendment No. 8 Effective Date” means April 4, 2023, the date which all conditions precedent set forth in Section 2 of9” means Amendment No. 9 to this Agreement dated as of December 8 are satisfied, 2023. “Amendment No. 910” means Amendment No. 910 to this Agreement dated as of December 8June 12, 20232026. “Amendment No. 910 Effective Date” means December 8June 12, 20232026, the date which all conditions precedent set forth in Section 3 of Amendment No. 910 are satisfied. “Applicable ECF Percentage” means, for any Excess Cash Flow Period, (a) 50% if the Consolidated First Lien Net Leverage Ratio as of the last day of such Excess Cash Flow Period is greater than 3.00:1.00, (b) 25% if the Consolidated First Lien Net Leverage Ratio as of the last day of such Excess Cash Flow Period is less than or equal to 3.00:1.00 and greater than 2.50:1.00 and (c) 0% is the Consolidated First Lien Net Leverage Ratio as of the last day of such Excess Cash Flow Period is less than or equal to 2.50:1.00. -6-

-7- 0.00% Term SOFR and Letter of Credit Fee Applicable Rate II Base Rate Applicable Rate Less than or equal to 66.67% of Aggregate Commitments but greater than 33.33% of Aggregate Commitments 1.25% 0.25% Level I III Less than or equal to 33.33% of Aggregate Commitments Greater than 66.67% of Aggregate Commitments 1.50% Average Daily Excess Availability 0.50% 1.00% ; provided that if a Borrowing Base Certificate is not delivered when due pursuant to Section 6.02(f), Level III shall apply until such time as such Borrowing Base Certificate is so delivered; provided, further, that, for the avoidance of doubt, for the purposes of determining any amounts hereunder accruing or attributable to periods prior to the Amendment No. 7 Effective Date, such amounts shall be calculated by reference to the Applicable Rate as in effect prior to the Amendment No. 7 Effective Date. “Applicant Borrower” has the meaning specified in Section 2.19(a). “Appropriate Lender” means, at any time, (a) with respect to Loans of any Class, the Lenders of such Class, (b) with respect to Letters of Credit, (i) the relevant L/C Issuers and (ii) the Revolving Credit Lenders and (c) with respect to the Swing Line Facility, (i) the relevant Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders. “Anti-Money Laundering Laws” means (a) the Bank Secrecy Act, 31 U.S.C. § 5311 et seq, as amended; (b) the U.K. Proceeds of Crime Act 2002, the Money Laundering Regulations 2017 and the Terrorist Asset-Freezing Act 2010, each as amended; and (c) any other applicable Law relating to anti-money laundering and countering the financing of terrorism and related financial record keeping and reporting requirements in any jurisdiction in which Borrower or any Restricted Subsidiary is located or doing business and which are applicable to the Borrower or a Restricted Subsidiary. “Applicable Rate” means: (a) from and after the Amendment No. 7 Effective Date until (but excluding) January 1, 2020, the percentages set forth in Level I of the pricing grid below; and (b) on the first day of each fiscal quarter of the Borrower thereafter (each, an “Adjustment Date”), commencing with the fiscal quarter of the Borrower beginning on January 1, 2020, the Applicable Rate shall be determined from the pricing grid below based upon average daily Excess Availability for the most recently ended three-month period immediately preceding such Adjustment Date, as calculated by the Administrative Agent as of the last day of such three-month period.

“Approved Bank” has the meaning set forth in clause (c) of the definition of “Cash Equivalents.” “Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender. “Arrangers” means Citi, Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., Goldman Sachs Bank USA and RBC Capital Markets, each in its capacity as a joint lead arranger under this Agreement. “Assignees” has the meaning set forth in Section 10.07(b). “Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit E hereto. “Assignment Taxes” has the meaning set forth in Section 3.01(b). “Attorney Costs” means and includes all reasonable and documented fees, expenses and disbursements of any law firm or other external legal counsel. “Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP. “Australian Dollar” means lawful money of Australia. “Auto-Extension Letter of Credit” has the meaning set forth in Section 2.03(b)(iii). “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.03(d). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule, regulation or requirement for such EEA Member Country from time to time thatwhich is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Citi as its “prime rate” and (c) Term SOFR for a one-month tenor in effect on such day plus 1.00% (or, if such day is not a Business Day, the immediately preceding Business Day). The -8-

“prime rate” is a rate set by Citi based upon various factors including Citi’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Citi shall take effect at the opening of business on the day specified in the public announcement of such change. In no event shall the Base Rate be less than 1.00% per annumthe Base Rate Floor . “Base Rate Floor” means 1.0% per annum. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Base Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR.” “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03(a). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (a) Daily Simple SOFR; or (b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and/or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. -9-

“Benchmark Replacement Date” means, with respect to any Benchmark, a date and time determined by the Administrative Agent and the Borrower in good faith, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority with jurisdiction over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) -10-

announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03. “Beneficial Ownership Certification” means a certification regarding individual beneficial ownership solely to the extent expressly required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” has the meaning specified in Section 10.22(b). “Blocked Account” means any DDA subject to a Blocked Account Agreement. “Blocked Account Agreement” has the meaning provided in Section 6.19(d)(ii)(B). “Bookrunner” means each of Citi, Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., Goldman Sachs Bank USA and RBC Capital Markets, each in its capacity as a joint bookrunner. “Borrower” has the meaning specified in the introductory paragraph to this Agreement. “Borrower Materials” has the meaning specified in Section 6.01. “Borrower Reports” has the meaning specified in Section 9.13(b). “Borrower Representative” has the meaning specified in Section 2.19(a). “Borrowing” means a Revolving Credit Borrowing or a Swing Line Borrowing, as the context may require. “Borrowing Base” means, at any time, the sum of: (a) the product of 90% multiplied by the face amount of the Eligible Accounts that are Eligible Investment Grade Accounts at such time, plus -11-

(b) the product of 85% multiplied by the face amount of the Eligible Accounts (other than Eligible Investment Grade Accounts) at such time, plus (c) the lesser of (i) the product of 85% multiplied by the Eligible Inventory at such time, valued at the lower of cost or market value, determined on a first-in-first-out basis and (ii) the product of 85% multiplied by the Net Orderly Liquidation Value identified in the most recent inventory appraisal ordered by the Administrative Agent multiplied by Eligible Inventory, valued at the lower of cost or market value, determined on a first-in-first-out basis, at such time, minus (d) Reserves. For the avoidance of doubt, until the Administrative Agent shall have received appraisals of the Borrower’s and the Subsidiary Guarantors’ Inventory from an appraiser selected and engaged by the Administrative Agent, and prepared on a basis satisfactory to the Administrative Agent (such appraisals and updates to include, without limitation, information required by applicable law and regulations), Inventory shall not be included in the Borrowing Base. The Borrowing Base at any time shall be the Borrowing Base as reflected on the Borrowing Base Certificate (and, for the avoidance of doubt, the First Post-Trident Borrowing Base Certificate shall replace the Borrowing Base Certificate in effect most recently prior to the Amendment No. 10 Effective Date until the next Borrowing Base Certificate is delivered in accordance with Section 6.02(f) following the Amendment No. 10 Effective Date) most recently delivered to the Administrative Agent; provided that such Borrowing Base shall be reduced by Reserves maintained by the Administrative Agent in accordance with the definition of the term “Reserves”; provided, further, that, in addition, the Administrative Agent may from time to time review and upon not less than three (3) Business Days’ prior written notice (except as otherwise provided in the definition of “Reserves”) to the Borrower (during which period the Administrative Agent shall be available to discuss any such proposed adjustments with the Borrower during normal business hours upon reasonable notice) adjust any calculation of the Borrowing Base on such Borrowing Base Certificate to the extent the calculation is not made in accordance with this Agreement. In connection with any Permitted Acquisition or similar Investment (a “Subject Acquisition”), the portion of the Borrowing Base that is attributable to the Accounts and/or Inventory acquired in such Subject Acquisition will be, to the extent a field examination and/or appraisal satisfactory to the Administrative Agent has not been completed as of the date of consummation of such Subject Acquisition (the “Acquisition Date”), limited as follows: (a) from the Acquisition Date (for the avoidance of doubt, including any pro forma determination of the Borrowing Base as of the Acquisition Date, including for purposes of determining compliance with the Payment Condition) through and including the 90th day following the Acquisition Date (or, solely in the case of the Trident Acquisition, the later of the 120th day or such later date as the Administrative Agent shall agree to in its sole discretion), the portion of the Borrowing Base that is attributable to the Accounts and/or Inventory acquired in such Subject Acquisition shall not exceed (other than in the case of the Trident Acquisition) the lesser of (i) $20,000,000 and (ii) 10% of the Line Cap and (b) thereafter, the Borrowing Base (including without limitation in the case where the Subject Acquisition is the Trident Acquisition) shall not include such Accounts and/or Inventory acquired in such Subject Acquisition until the applicable field examination (and, if required by the Administrative Agent, an appraisal) has been completed to the satisfaction of the Administrative Agent; it being understood and agreed that there shall be no Default or Event of Default solely as a result of a failure to complete and deliver such items within the applicable time period; provided that it is understood that (a) such Accounts and/or Inventory shall otherwise constitute Eligible Accounts and Eligible Inventory pursuant to the definitions thereof and (b) such Accounts and/or Inventory so acquired in such Subject Acquisition shall only be included in the Borrowing Base (i) to the extent included in the then-current Borrowing Base Certificate delivered pursuant to Section 6.02(f) or (ii) if the Acquisition Date occurs after the most recent fiscal quarter, -12-

calendar month or week, as applicable, in which the then-current Borrowing Base Certificate was delivered pursuant to Section 6.02(f), to the extent the Borrower delivers to the Administrative Agent a new Borrowing Base Certificate reflecting the Accounts and/or Inventory acquired in such Subject Acquisition. It is understood and agreed that field examinations and appraisals in connection with Subject Acquisitions shall not count against the limited number of field examinations or appraisals for which expense reimbursement may be sought under Section 6.17 or 6.18. No Accounts or Inventory of any Additional Borrower or Optional Guarantor shall be included in the Borrowing Base unless a field examination (and, if required by the Administrative Agent, an appraisal), in each case satisfactory to the Administrative Agent, of such Accounts and Inventory of such Additional Borrower or Optional Guarantor, as the case may be, shall have been completed as of a date no earlier than 90 days prior to the Additional Borrower Accession Date or Optional Guarantor Effective Date, as the case may be, applicable to such Additional Borrower or such Optional Guarantor, as the case may be. It is understood and agreed that field examinations and appraisals in connection with an Additional Borrower or Optional Guarantor shall not count against the limited number of field examinations or appraisals for which expense reimbursement may be sought under Section 6.17 or 6.18. Furthermore, at the Administrative Agent’s request, pursuant to the applicable Additional Borrower Joinder Agreements and Amendments or in connection with the accession of an Optional Guarantor hereunder, the Borrower and the Administrative Agent may amend (with the consent of the Borrower and the Administrative Agent but without the consent of any Lender) the definitions of Eligible Accounts, Eligible Inventory and Reserves as they apply to any Accounts or Inventory of an Additional Borrower or Optional Guarantor that are in an Agreed Foreign Jurisdiction to reflect customary exclusions and inclusions of such Accounts and Inventory in such Agreed Foreign Jurisdiction. “Borrowing Base Certificate” means a certificate, duly completed and signed by a Responsible Officer of the Borrower, in the form of Exhibit O, or such other form which is acceptable to the Administrative Agent in its reasonable discretion. “BSPA Assignment” has the meaning specified in the preliminary statements to this Agreement. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the State of New York; provided, that, when used in connection with a SOFR Loan, the term “Business Day” shall exclude any day which is not a U.S. Government Securities Business Day. “Canadian Dollar” means lawful money of Canada. “Capital Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capitalized Leases) by the BorrowerHoldings and its Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flows of the BorrowerHoldings and its Restricted Subsidiaries; provided that, for the avoidance of doubt, Capital Expenditures shall exclude the acquisition consideration for the Trident Acquisition or the Trust Acquisition. “Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP. -13-

“Capitalized Leases” means all leases that have been or are required to be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP. “Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by the Borrower and the Restricted Subsidiaries during such period in respect of purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of the Borrower and the Restricted Subsidiaries. “Cash Collateral” has the meaning specified in Section 2.03(g). “Cash Collateral Account” means a blocked account at Citi (or another commercial bank selected by the Administrative Agent) in the name of the Administrative Agent and under the sole dominion and control of the Administrative Agent, and otherwise established in a manner satisfactory to the Administrative Agent. “Cash Collateralize” has the meaning specified in Section 2.03(g). “Cash Dominion Period” means (i) any period after the Amendment No. 9 Effective Date (A) commencing when Specified Excess Availability for any consecutive five calendar day period is less than the greater of (x) 10% of the lesser of (I) Aggregate Commitments and (II) the Borrowing Base and (Y) $15,000,00016,500,000 and (B) ending after Specified Excess Availability is at least the greater of (x) 10.0% of the lesser of (I) Aggregate Commitments and (II) the Borrowing Base and (y) $15,000,00016,500,000 for a period of 30 consecutive days, (ii) each period during which an Event of Default under Section 8.01(a) or (f) shall have occurred and is continuing or (iii) each period commencing on the later of (A) the occurrence of an Event of Default under (x) Section 8.01(e) or (y) Section 8.01(c) (but in the case of Section 8.01(c), solely to the extent resulting from a breach of Section 6.01(a), 6.01(b), 6.02(f), 6.16, 6.17 or 6.18) or (z) Section 8.01(d) (but solely to the extent that such representation or warranty relates to a Borrowing Base Certificate delivered pursuant to Section 6.02(f)) and (B) the date on which the Administrative Agent or the Required Lenders have provided written notice to the Borrower of an election to commence a Cash Dominion Period as a result of such Event of Default, and ending on the date on which such Event of Default has been cured or waived. “Cash Equivalents” means any of the following types of Investments, to the extent owned by the BorrowerHoldings or any Restricted Subsidiary: (a) Dollars, pounds sterling, euros or, Canadian Dollars or Australian Dollars; (b) readily marketable obligations issued or directly and fully guaranteed or insured by the government or any agency or instrumentality of the United States, Canada, Australia or the United Kingdom having average maturities of not more than 24 months from the date of acquisition thereof; provided that the full faith and credit of the United States, Canada, Australia or the United Kingdom, as applicable, is pledged in support thereof; (c) time deposits or eurodollar time deposits with, insured certificates of deposit, bankers’ acceptances or overnight bank deposits of, or letters of credit issued by, any commercial bank that (i) is a Lender or (ii) (A) is organized under the Laws of the United States, any state thereof, the District of Columbia or any member nation of the Organization for Economic Cooperation and Development or is the principal banking Subsidiary of a bank holding company -14-

organized under the Laws of the United States, any state thereof, the District of Columbia or any member nation of the Organization for Economic Cooperation and Development and is a member of the Federal Reserve System, and (B) has combined capital and surplus of at least $250,000,000 (any such bank in the foregoing clauses (i) or (ii) being an “Approved Bank”), in each case with maturities not exceeding 24 months from the date of acquisition thereof; (d) commercial paper and variable or fixed rate notes issued by an Approved Bank (or by the parent company thereof) or any variable or fixed rate note issued by, or guaranteed by, a corporation (other than structured investment vehicles and other than corporations used in structured financing transactions) rated A-2 (or the equivalent thereof) or better by S&P or P-2 (or the equivalent thereof) or better by Moody’s, in each case with average maturities of not more than 24 months from the date of acquisition thereof; (e) marketable short-term money market and similar funds having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower); (f) repurchase obligations for underlying securities of the types described in clauses (b), (c) and (e) above entered into with any Approved Bank; (g) securities with average maturities of 24 months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government having an investment grade rating from either S&P or Moody’s (or the equivalent thereof); (h) Investments (other than in structured investment vehicles and structured financing transactions) with average maturities of 12 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s; (i) securities with maturities of 12 months or less from the date of acquisition backed by standby letters of credit issued by any Approved Bank; (j) instruments equivalent to those referred to in clauses (a) through (i) above denominated in euros or any other foreign currency comparable in credit quality and tenor to those referred to above and customarily used by corporations for cash management purposes in any jurisdiction outside the United States to the extent reasonably required in connection with any business conducted by any Restricted Subsidiary organized in such jurisdiction; (k) Investments, classified in accordance with GAAP as Current Assets of the BorrowerHoldings or any Restricted Subsidiary, in money market investment programs which are registered under the Investment Company Act of 1940 or which are administered by financial institutions having capital of at least $250,000,000, and, in either case, the portfolios of which are limited such that substantially all of such Investments are of the character, quality and maturity described in clauses (a) through (i) of this definition; and (l) investment funds investing at least 95% of their assets in securities of the types described in clauses (a) through (k) above. -15-

“Cash Management Bank” has the meaning provided in the definition of “ABL Pari Passu Treasury Services Agreement”. “Cash Management Obligations” means obligations owed by the BorrowerHoldings or any Restricted Subsidiary to any Cash Management Bank in respect of any overdraft and related liabilities arising from treasury, depository and cash management services or any automated clearing house transfers of funds. “Cash Management System” has the meaning provided in Section 6.19(d)(ii). “Casualty Event” means any event that gives rise to the receipt by the Borrower or any Restricted Subsidiarya Loan Party of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property. “C.B. Fleet Acquisition” means the merger of C.B. Fleet Merger Sub with and into C.B. Fleet Topco, with C.B. Fleet Topco as the surviving limited liability company in such merger and as a result of which C.B. Fleet Topco shall become an indirect wholly owned Subsidiary of Borrower. “C.B. Fleet Acquisition Agreement” means that certain Agreement and Plan of Merger, dated as of December 21, 2016, by and among Medtech Products, Inc., a Delaware corporation and a wholly owned Subsidiary of Borrower (“C.B. Fleet Buyer”), AETAGE LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of C.B. Fleet Buyer (“C.B. Fleet Merger Sub”), C.B. Fleet TopCo, and Gryphon Partners 3.5, L.P., a Delaware limited partnership, solely in its capacity as the Sellers’ Representative (as defined in such Agreement and Plan of Merger). “C.B. Fleet Buyer” has the meaning assigned thereto in the definition of “C.B. Fleet Acquisition Agreement.” “C.B. Fleet Merger Sub” has the meaning assigned thereto in the definition of “C.B. Fleet Acquisition Agreement.” “C.B. Fleet TopCo” means C.B. Fleet TopCo, LLC, a Delaware limited liability company. “CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Change of Control” shall be deemed to occur if: (a) (i) any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the ClosingAmendment No. 10 Effective Date, but excluding any employee benefit plan of such person and its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), shall have, directly or indirectly, acquired beneficial ownership of Equity Interests representing 3550% or more of the aggregate voting power represented by the issued and outstanding Equity Interests of Holdings or (ii) during each period of twelve consecutive months, individuals who, at the beginning of such period, constituted the board of directors (or similar governing body) of Holdings (together with any directors whose election by the board of directors of Holdings or whose nomination for election by the members of Holdings was approved by a vote of at least a majority of the directors (or members of a similar governing body) then still in office who either were directors at the beginning of such period or whose elections or nomination for election was -16-

previously so approved) cease for any reason other than death or disability to constitute a majority of the directors (or members of a similar governing body) then in office;; or (b) a “change of control” (or similar event) shall occur in any document pertaining to the Term Loan Credit Agreement, the 2028 Notes or the 2031 Notes or, in each case, any Permitted Refinancing thereof with an aggregate outstanding principal amount in excess of the Threshold Amount; or (cb) Holdings shall cease to own 100% of the Equity Interests of the Borrower. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (1) Holdings becomes a direct or indirect wholly owned subsidiary of a holding company and (2) the direct or indirect holders of the voting power of such holding company immediately following that transaction are substantially the same as the holders of Holdings’ voting power immediately prior to such transaction. “Citi” means Citibank, N.A., a national banking association, acting in its individual capacity, and its successors and assigns. “Class” (a) when used with respect to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Revolving Credit Commitments, Incremental Revolving Credit Commitments or Extended Revolving Credit Commitments of a given Revolver Extension Series and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Revolving Credit Loans, Incremental Revolving Loans or Revolving Credit Loans under Extended Revolving Credit Commitments of a given Revolver Extension Series. Revolving Credit Commitments and Extended Revolving Credit Commitments (and in each case, the Loans made pursuant to such Commitments) that have different terms and conditions shall be construed to be in different Classes. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have the same terms and conditions shall be construed to be in the same Class. “Closing Date” means January 31, 2012. “Code” means the U.S. Internal Revenue Code of 1986, and the United States Treasury Department regulations promulgated thereunder, as amended from time to time. “Coface Insurance Policy” means the credit and political risk insurance provided by Coface North America insuring certain Accounts of the Borrower and its Subsidiaries against payment default. “Collateral” means the “Collateral” as defined in the Security Agreement and all the “Collateral” or “Pledged Assets” or similar term as defined in any other Collateral Document and any other assets pledged pursuant to any Collateral Document. “Collateral Access Agreement” means any landlord waiver or other agreement, in form and substance reasonably satisfactory to the Administrative Agent, between the Administrative Agent and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any ABL Priority Collateral or any landlord of any Loan Party for any real property where any ABL Priority Collateral is located, which agreement or letter shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, bailee or consignee may assert against the ABL -17-

Priority Collateral at that location, as such landlord waiver or other agreement may be amended, restated, or otherwise modified from time to time. “Collateral and Guarantee Requirement” means, at any time, the requirement that: (a) the Administrative Agent shall have received each Collateral Document required to be delivered (i) on the Closing Date, pursuant to Section 4.01(a)(iv) of the Existing Credit Agreement and (ii) at such time as may be designated therein, pursuant to the Collateral Documents, Section 6.11, 6.13 or, 6.19 or 6.20 or Section 3.03(g) of the Security Agreement, subject, in each case, to the limitations and exceptions of this Agreement, duly executed by each Loan Party thereto; (b) all Obligations shall have been unconditionally guaranteed by Holdings and each Restricted Subsidiary of the Borrower that is a wholly owned Material Domestic SubsidiaryHoldings (other than any Excluded Subsidiary and, with respect to the Borrower, other than with respect to a guarantee of its own Obligations) including those that are listed on Schedule I hereto and any Additional Borrower (other than with respect to a guarantee of its own Obligations) and Optional Guarantor (each, a “Guarantor”); provided that, in addition, notwithstanding anything to the contrary contained in this Agreement, any Subsidiary of the BorrowerHoldings that is an obligor under the 2028 Notes, the 2031 Notes, any Indebtedness under Section 7.03(s) or (x) or any Junior Financingany Specified Debt (other than Permitted Ratio Debt incurred in reliance on the Non-Guarantor Ratio Debt Basket (or any Permitted Refinancing Indebtedness in respect thereof)) shall be a Guarantor hereunder for so long as it is an obligor under such IndebtednessSpecified Debt; (c) the Obligations and the Guaranty shall have been secured by a first-priority security interest (subject to Liens permitted by Section 7.01) in (i) all the Equity Interests of the Borrower and, (ii) all Equity Interests of each Restricted Subsidiary that is (x) a wholly owned Domestic Subsidiary (other than a Domestic Subsidiary described in the following clause (iii)(A) or that has no material assets other than Equity Interests (including any Indebtedness treated as equity for U.S. federal income tax purposes) of one or more Foreign Subsidiaries (other than Material Foreign Subsidiaries) that are CFCs) that is directly owned by the Borrower or any Subsidiary Guarantor or (y) an Additional Borrower, an Optional Guarantor or otherwise a Loan Party and (iii) except as set forth in the foregoing clause (ii)(y), 65% of the issued and outstanding Equity Interests of (A) each Restricted Subsidiary that is a wholly owned Domestic Subsidiary that is directly owned by the Borrower or by any Subsidiary Guarantor and that has no material assets other than Equity Interests (including any Indebtedness treated as equity for U.S. federal income tax purposes) of one or more Material Foreign Subsidiaries that are CFCs and (B) each Restricted Subsidiary that is a wholly owned Material Foreign Subsidiary that is directly owned by the Borrower or by any Subsidiary Guarantor; (d) except to the extent otherwise provided hereunder, including subject to Liens permitted by Section 7.01, or under any Collateral Document, the Obligations and the Guaranty shall have been secured by a perfected security interest (to the extent such security interest may be perfected by delivering certificated securities or instruments together with stock powers, note allonges or other appropriate instruments of transfer, filing financing statements under the Uniform Commercial Code or making any necessary filings with the United States Patent and Trademark Office or United States Copyright Office or, in the circumstances contemplated by Section 3.03(g) of the Security Agreement or Section 6.19, the entry into any control agreement required under the Security Agreement or any Blocked Account Agreement, or to the extent required in the Security Agreement (or any other Collateral Document) or by Mortgages referred -18-

to in clause (e) below), or in the case of any Foreign Subsidiary that constitutes a Loan Party, such other agreements, documents, filings and actions as are customary for the jurisdiction of such Foreign Subsidiary (as further described in the last paragraph of this definition of Collateral and Guarantee Requirement)), in each case in substantially all tangible and intangible assets of the Borrower and each Guarantor (including, but not limited to, accounts, inventory, equipment, investment property, contract rights, applications and registrations of IP Rights filed in the United States, other general intangibles, Material Real Property and proceeds of the foregoing) and, in the case of a Foreign Subsidiary that is a Loan Party, in such assets as are customary for the jurisdiction of such Foreign Subsidiary and otherwise contemplated by the last sentence of the definition of Excluded Assets and the last paragraph of this definition of Collateral and Guarantee Requirement, in each case, with the priority required by the Collateral Documents, in each case subject to exceptions and limitations otherwise set forth in this Agreement and the Collateral Documents; and (e) the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Material Real Property required to be delivered pursuant to Section 6.11 and, Section 6.13 (the “Mortgaged Properties”) duly executed and delivered by the applicable Loan Party, (ii) a title insurance policy for each Mortgaged Property available in each applicable jurisdiction (the “Mortgage Policies”) insuring the Lien of each such Mortgage as a valid first priority (except as otherwise provided in the Term Loan Intercreditor Agreement) Lien on the property described therein, free of any other Liens except as expressly permitted by Section 7.01, together with such endorsements, coinsurance and reinsurance and in such amounts as the Administrative Agent may reasonably request, (iii) a completed Life-of-Loan Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto) and if any improvements on any Mortgaged Property are located within an area designated a “flood hazard area,” evidence of such flood insurance as may be required under Section 6.07, (iv) ALTA surveys in form and substance reasonably acceptable to the Administrative Agent or such existing surveys together with no-change affidavits sufficient for the title company to remove all standard survey exceptions from the Mortgage Policies and issue the endorsements required in clause (ii) above, (v) copies of any existing abstracts and appraisals and (vi) such legal opinions and other documents as the Administrative Agent may reasonably request with respect to any such Mortgaged Property; provided, however, that the foregoing definition shall not require and the Loan Documents shall not contain any requirements as to the creation or perfection of pledges of, security interests in, Mortgages on, or the obtaining of title insurance, surveys, abstracts or appraisals or taking other actions with respect to any Excluded Assets. The Administrative Agent may grant extensions of time for the perfection of security interests in, or the delivery of the Mortgages and the obtaining of title insurance and surveys with respect to, particular assets and the delivery of assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Borrower, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents. Other thanExcept (i) with respect to the assets and Equity Interests of any Foreign Subsidiaries that are Loan Parties and (ii) as contemplated by clause (k) of the definition of “Eligible Accounts” or clause (g) of the definition of “Eligible Inventory,”, no actionsLoan Party shall be required, nor shall the -19-

Administrative Agent be authorized, to take any action in any non-U.S. jurisdiction or required by the Laws of any non-U.S. jurisdiction shall be required in order to create any security interests in assets located, or titled, registered or filed outside of the U.S. or to perfect suchany security interests in such assets, including any intellectual property registered in any non-U.S. jurisdiction (it being understood that, other than security agreements and pledge agreements with respect to the assets and Equity Interests of any Foreign Subsidiary (to the extent that collateral is granted by such Foreign Subsidiary to secure any Specified Debt or as contemplated by Section 6.11 with respect to Optional Guarantors or with respect to Additional Borrower) and other than as contemplated by clause (k) of the definition of “Eligible Accounts” or clause (g) of the definition of “Eligible Inventory,”, there shall be no security agreements or pledge agreements governed under the Lawslaws of any non-U.S. jurisdiction). “Collateral Documents” means, collectively, the Security Agreement, the Intellectual Property Security Agreements, the Mortgages, Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 4.01(a)(iv) (as in effect prior to the Amendment No. 10 Effective Date) of the existing Credit Agreement, Section 6.11 or, Section 6.13, Section 6.19, Section 6.20, Section 3.03(g) of the Security Agreement, the Term Loan Intercreditor Agreement and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties. “Commitment” means a Revolving Credit Commitment, Incremental Revolving Credit Commitment or Extended Revolving Credit Commitment of a given Revolver Extension Series, as the context may require. “Commitment Fee Rate” means 0.250%; provided that, for the avoidance of doubt, for the purposes of determining any amounts hereunder accruing or attributable to periods prior to the Amendment No. 7 Effective Date, such amounts shall be calculated by reference to the Commitment Fee Rate as in effect prior to the Amendment No. 7 Effective Date. “Committed Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of SOFR Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A hereto. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. Section 1 et seq.), as amended from time to time, and any successor statute. “Company Annual Financial Statements” means the audited consolidated balance sheets of Holdings as of March 31, 20112026, 20102025 and 20092024, and the related consolidated statements of income, changes in equity and cash flows for Holdings for the fiscal years then ended. “Company Quarterly Financial Statements” means the unaudited consolidated balance sheets and related consolidated statements of income, changes in equity and cash flows of Holdings for the most recent fiscal quarters (other than the fourth fiscal quarter of Holdings’ fiscal year) after the date of the balance sheet contained in the Company Annual Financial Statements and ended at least forty-five (45) days prior to the ClosingAmendment No. 10 Effective Date. “Compensation Period” has the meaning set forth in Section 2.12(c)(ii). “Compliance Certificate” means a certificate substantially in the form of Exhibit D-1 hereto. -20-

“Concentration Account” has the meaning provided in Section 6.19(d)(ii)(A). “Concentration Account Control Agreement” has the meaning provided in Section 6.19(d)(ii)(B). “Confidential Disclosure Letter” means the letter from the Borrower to the Lenders delivered on or prior to the date hereofAmendment No. 10 Effective Date. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.053.04 and other technical, administrative or operational matters) that the Administrative Agent, following in consultation with the Borrower, decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent, following consultation with the Borrower, decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent, following consultation with the Borrower, determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent, following in consultation with the Borrower, decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Consolidated EBITDA” means, for any period, the Consolidated Net Income for such period, plus: (a) without duplication and, except with respect to clauses (viii) and (x) below, to the extent deducted (and not added back or excluded) in arriving at such Consolidated Net Income, the sum of the following amounts for such period with respect to the BorrowerHoldings and its Restricted Subsidiaries: (i) total interest expense determined in accordance with GAAP and, to the extent not reflected in such total interest expense, any losses on hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such hedging obligations, and costs of surety bonds in connection with financing activities (whether amortized or immediately expensed), (ii) provision for taxes based on income, profits or capital gains of the BorrowerHoldings and the Restricted Subsidiaries, including, without limitation, federal, state, franchise and similar taxes and foreign withholding taxes paid or accrued during such period including penalties and interest related to such taxes or arising from any tax examinations, (iii) depreciation and amortization (including amortization of intangible assets, including Capitalized Software Expenditures), (iv) (A) duplicative running costs, relocation costs or expenses, integration costs, transition costs, pre-opening, opening and consolidation costs for facilities, -21-

signing, retention and completion bonuses, costs incurred in connection with any strategic initiatives, costs incurred in connection with acquisitions and non-recurring product and intellectual property development, other business optimization expenses (including costs and expenses relating to business optimization programs and new systems design, retention charges, systems establishment costs and implementation costs), project start-up costs, severance and other restructuring charges representing cash items (including restructuring costs related to acquisitions and to closure of facilities, and excess pension charges), (B) earn-out and contingent consideration obligations (including to the extent accounted for as bonuses or otherwise) and adjustments thereof and purchase price adjustments, in each case in connection with acquisitions, and (C) Transaction Expenses, (v) the amount of any expense or reduction of Consolidated Net Income consisting of Restricted Subsidiary income attributable to minority interests or non-controlling interests of third parties in any non-wholly owned Restricted Subsidiary, (vi) [reservedReserved], (vii) any Equity Funded Employee Plan Costs, (viii) (i) cost savings, operating expense reductions and synergies related to the Transactions that are reasonably identifiable and factually supportable and projected by the Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) within 1824 months after the Amendment No. 10 Effective Date (or in the case of the Trust Acquisition and the Term B-1 Loans, the Term B-1 Closing Date) (calculated on a pro forma basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period) and (ii) cost savings, operating expense reductions and synergies related to mergers and other business combinations, acquisitions, divestitures, restructurings, cost savings initiatives and other similar initiatives and actions that are reasonably identifiable and factually supportable and projected by the Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) (A) within 1824 months after a merger or other business combination, acquisition or divestiture is consummated or (B) within 1224 months in the case of any other restructuring, cost savings initiative or other initiative or action (calculated on a pro forma basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period), net of the amount of actual benefits realized during such period from such actions; provided that no cost savings, operating expense reductions and synergies shall be added pursuant to this clause (viii) to the extent duplicative of any expenses or charges otherwise added to Consolidated EBITDA, whether through a pro forma adjustment or otherwise, for such period, -22-

(ix) any net loss from discontinued operations, (x) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to paragraph (b) below for any previous period and not added back, (xi) non-cash expenses, charges and losses (including reserves, impairment charges or asset write-offs, losses from investments recorded using the equity method, stock-based awards compensation expense), in each case other than (A) any non-cash charge representing amortization of a prepaid cash item that was paid and not expensed in a prior period and (B) any non-cash charge relating to write-offs, write-downs or reserves with respect to accounts receivable in the normal course or inventory; provided that if any non-cash charges referred to in this clause (xi) represents an accrual or reserve for potential cash items in any future period, (1) the Borrower may elect not to add back such non-cash charge in the current period and (2) to the extent the Borrower elects to add back such non-cash charge, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA in such future period to such extent paid, less (b) without duplication and to the extent included in arriving at such Consolidated Net Income, (i) non-cash gains (excluding any non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period), (ii) any net gain from discontinued operations and (iii) the amount of any minority interest income consisting of Restricted Subsidiary losses attributable to minority interests or non-controlling interests of third parties in any non-wholly owned Restricted Subsidiary; provided that, for the avoidance of doubt, any gain representing the reversal of any non-cash charge referred to in clause (a)(xi)(B) above for a prior period shall be added (together with, without duplication, any amounts received in respect thereof to the extent not increasing Consolidated Net Income) to Consolidated EBITDA in any subsequent period to such extent so reversed (or received); provided that: (A) to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA (x) currency translation gains and losses related to currency remeasurements of Indebtedness (including the net loss or gain (i) resulting from Swap Contracts for currency exchange risk and (ii) resulting from intercompany indebtedness) and (y) all other foreign currency translation gains or losses to the extent such gains or losses are non-cash items, (B) to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA for any period any adjustments resulting from the application of FASB Accounting Standards Codification 815 and International Accounting Standard No. 39 and their respective related pronouncements and interpretations, (C) to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA for any period any income (loss) for such period attributable to the early extinguishment of (i) Indebtedness, (ii) obligations under any Swap Contracts or (iii) other derivative instruments. -23-

Notwithstanding anything to the contrary contained herein, for purposes of determining Consolidated EBITDA under this Agreement for any period that includes any of the fiscal quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, Consolidated EBITDA for such fiscal quarters shall be $50,883,000, $57,045,000 and $59,031,000, respectively, in each case, as may be subject to addbacks and adjustments (without duplication) pursuant to clauses (iv)(A) and (viii) above and Section 1.09(c) for the applicable Test Period. For the avoidance of doubt, Consolidated EBITDA shall be calculated, including pro forma adjustments, in accordance with Section 1.09. For the avoidance of doubt, Consolidated EBITDA shall be calculated, including pro forma adjustments, in accordance with Section 1.09. “Consolidated First Lien Net Debt” means, as of any date of determination, (x) any Indebtedness described in clause (ax) of the definition of “Consolidated Total Net Debt” outstanding on such date that is secured by a Lien on any asset or property of the Borrower or any Restricted Subsidiary but excluding any such Indebtedness (other than Fixed Asset Obligations) in which the applicable Liens are expressly subordinated or juniorPriority Collateral which is pari passu or senior to the Liens securing the Obligations on the Fixed Asset Priority Collateral (including, for the avoidance of doubt, the Indebtedness hereunder) minus (y) the aggregate amount of cash and Cash Equivalents (other than Restricted Cash), in each case, included on the consolidated balance sheet of the BorrowerHoldings and the Restricted Subsidiaries as of such date, free and clear of all Liens (other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), Section 7.01(p), Section 7.01(q), clauses (i) and (ii) of Section 7.01(r), and Section 7.01(hh) (to the extent related to Indebtedness incurred under Section 7.03(s) (only to the extent the Obligations are secured by such cash and Cash Equivalents))); provided that Consolidated First Lien Net Debt shall not include Indebtedness in respect of (i) letters of credit, except to the extent of unreimbursed amounts thereunder; provided that any unreimbursed amount under commercial letters of credit shall not be counted as Consolidated First Lien Net Debt until 3 Business Days after such amount is drawn and, (ii) Unrestricted Subsidiaries and (iii) Indebtedness of a Person if such Person has irrevocably deposited in trust or escrow the necessary funds for the payment, redemption or satisfaction of such Indebtedness; it being understood, for the avoidance of doubt, that obligations under Swap Contracts do not constitute Consolidated First Lien Net Debt. “Consolidated First Lien Net Leverage Ratio” means, with respect to any Test Period or any other period of four consecutive fiscal quarters specified in this Agreementas of any date of determination, the ratio of (a) Consolidated First Lien Net Debt as of the last day of such Test Period or four consecutive fiscal quarter period tosuch date (b) Consolidated EBITDA for suchthe most recent Test Period or four consecutive fiscal quarter periodfor which financial statements are available ended on or prior to such date. “Consolidated Fixed Charge Coverage Ratio” means the ratio, for any Test Period, of (a) Consolidated EBITDA for such Test Period minus the unfinanced portion of Capital Expenditures made by the BorrowerHoldings and the Restricted Subsidiaries during such Test Period to (b) Consolidated Fixed Charges for such Test Period, all calculated for the BorrowerHoldings and the Restricted Subsidiaries on a consolidated basis. “Consolidated Fixed Charges” means, with reference to any Test Period, without duplication, Consolidated Interest Expense paid during such Test Period plus expense for taxes (plus, without duplication, any cash transferred by the Borrower or any Restricted Subsidiary to Holdings in such Test Period in order for Holdings to pay taxes) paid in cash during such Test Period plus Restricted Payments (other than refinancings of Indebtedness with the proceeds of a Permitted Refinancing) paid in cash during such Test Period pursuant to Section 7.06(g)(x) or 7.06(l), all calculated for the BorrowerHoldings and the Restricted Subsidiaries on a consolidated basis, provided that there shall be -24-

excluded from Consolidated Fixed Charges for any Test Period any of the foregoing items to the extent attributable to Unrestricted Subsidiaries for such Test Period and to the extent otherwise included in Consolidated Fixed Charges for such Test Period, except to the extent actually paid in cash by the BorrowerHoldings or its Restricted Subsidiaries during such period (other than from dividends or other distributions from an Unrestricted Subsidiary). “Consolidated Interest Expense” means, for any period, the sum, without duplication, of (i) the cash interest expense (including that attributable to Capitalized Leases), net of cash interest income, of the BorrowerHoldings and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, with respect to all outstanding Indebtedness of the BorrowerHoldings and its Restricted Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net cash costs under Swap Contracts, and (ii) any cash payments made during such period in respect of obligations referred to in clause (b) below relating to Funded Debt that were amortized or accrued in a previous period; provided that there shall be excluded from Consolidated Interest Expense for any period: (a) deferred financing costs, debt issuance costs, commissions, fees (including amendment and contract fees) and expenses and, in each case, the amortization thereof, and any other amounts of non-cash interest, (b) the accretion or accrual of discounted liabilities and any prepayment premium or penalty during such period, (c) non-cash interest expense attributable to the movement of the mark-to-market valuation of obligations under Swap Contracts or other derivative instruments pursuant to FASB Accounting Standards Codification 815, (d) any cash costs associated with breakage in respect of hedging agreements for interest rates, (e) all non-recurring cash interest expense consisting of liquidated damages for failure to timely comply with registration rights obligations and financing fees, all as calculated on a consolidated basis in accordance with GAAP, (f) fees and expenses associated with the consummation of the Transactions, and any other mergers, business combinations, Investments, acquisitions, divestitures and similar transactions, (g) annual agency fees paid to (x) the Administrative Agent and, (y) the TermABL Agent, or (z) any other agent, trustee or Person acting in a similar capacity under any other Indebtedness, (h) costs associated with obtaining Swap Contracts, -25-

(i) any expense resulting from the discounting of any Indebtedness in connection with the application of recapitalization accounting or, if applicable, purchase accounting in connection with the Transactions or any acquisition, and (j) the cash interest expense (or income) of all Unrestricted Subsidiaries for such period to the extent otherwise included in Consolidated Interest Expense. Notwithstanding anything to the contrary contained herein, for purposes of determining Consolidated Interest Expense (i) for any period ending prior to the first anniversary of the Closing Date, Consolidated Interest Expense shall be an amount equal to actual Consolidated Interest Expense from the Closing Date through the date of determination multiplied by a fraction the numerator of which is 365 and the denominator of which is the number of days from the Closing Date through the date of determination and (ii) shall exclude the purchase accounting effects described in the last sentence of the definition of “Consolidated Net Income.” “Consolidated Net Income” means, for any period, the net income (loss) of the BorrowerHoldings and the Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided, however, that, without duplication, (a) any after-tax effect of extraordinary, exceptional, non-recurring, infrequently occurring or unusual items (including gains or losses and all charges, fees and expenses relating thereto) for such period shall be excluded, (b) the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income shall be excluded, (c) any fees and expenses incurred during such period (including, without limitation, any premiums, make-whole or penalty payments), or any amortization thereof for such period, in connection with any acquisition, investment, asset disposition, issuance or repayment of debt, issuance of equity securities, refinancing transaction or amendment or other modification of any debt instrument (in each case, including any such transaction consummated on or prior to the ClosingAmendment No. 10 Effective Date and any such transaction undertaken but not completed) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful (including, for the avoidance of doubt the effects of expensing all transaction related expenses in accordance with FASB Accounting Standards Codification 805 and gains or losses associated with FASB Accounting Standards Codification 460) shall be excluded, (d) accruals and reserves that are established or adjusted within twelve months after the Amendment No. 10 Effective Date (or in the case of the Trust Acquisition and the Term B-1 Loans, the Term B-1 Closing Date) that are so required to be established as a result of the Transactions (or within twelve months after the closing of any acquisition that are so required to be established as a result of such acquisition) in accordance with GAAP or changes as a result of adoption or modification of accounting policies in accordance with GAAP shall be excluded, (e) any net after-tax effect of gains or losses on disposed, abandoned or discontinued operations shall be excluded, (f) any net after-tax effect of gains or losses (less all fees, expenses and charges relating thereto) attributable to asset dispositions or abandonments or the sale or other disposition -26-

of any Equity Interests of any Person in each case other than in the ordinary course of business, as determined in good faith by the Borrower, shall be excluded, (g) the net income (loss) for such period of any Person that is not a Subsidiary of the BorrowerHoldings, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be excluded; provided that Consolidated Net Income of the BorrowerHoldings shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash or Cash Equivalents (or to the extent subsequently converted into cash or Cash Equivalents) to the BorrowerHoldings or a Restricted Subsidiary thereof in respect of such period, (h) any impairment charge or asset write-off or write-down, including impairment charges or asset write-offs or write-downs related to intangible assets, long-lived assets, investments in debt and equity securities or as a result of a change in law or regulation, in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP shall be excluded, (i) any non-cash compensation charge or expense, including any such charge or expense arising from the grants of stock appreciation or similar rights, stock options, restricted stock or other rights or equity incentive programs or any other equity-based compensation shall be excluded, and any cash charges associated with the rollover, acceleration or payout of Equity Interests by management of the Borrower or any of its direct or indirect parents in connection with the Transactions, shall be excluded, (j) any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any Investment, Permitted Acquisition or any sale, conveyance, transfer or other disposition of assets permitted under this Agreement, to the extent actually reimbursed, or, so long as the Borrower has made a determination that a reasonable basis exists for indemnification or reimbursement and only to the extent that such amount is in fact indemnified or reimbursed within 365 days of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so indemnified or reimbursed within such 365 day period), shall be excluded, (k) to the extent covered by insurance and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is in fact reimbursed within 365 days of the date of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so reimbursed within such 365 days), expenses, charges or losses with respect to liability or casualty events or business interruption shall be excluded, (l) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization of such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of initial application of Statement of Financial Accounting Standards Nos. 87, 106 and 112, and any other items of a similar nature, shall be excluded, and (m) the income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary of BorrowerHoldings or is merged into or consolidated with BorrowerHoldings or any of its Subsidiaries or that Person’s assets are acquired by BorrowerHoldings or any of its Restricted Subsidiaries shall be excluded (except to the extent -27-

required for any calculation of Consolidated EBITDA on a Pro Forma Basis in accordance with Section 1.09). There shall be excluded from Consolidated Net Income for any period the purchase accounting effects of adjustments in component amounts required or permitted by GAAP (including in the inventory, property and equipment, software, goodwill, intangible assets, in-process research and development, deferred revenue and debt line items thereof) and related authoritative pronouncements (including the effects of such adjustments pushed down to the BorrowerHoldings and the Restricted Subsidiaries), as a result of the Transactions, any acquisition constituting an Investment permitted under this Agreement consummated prior to or after the ClosingAmendment No. 10 Effective Date, or the amortization or write-off of any amounts thereof For the avoidance of doubt, Consolidated Net Income shall be calculated, including pro forma adjustments, in accordance with Section 1.09. “Consolidated Secured Net Debt” means, as of any date of determination, (x) any Indebtedness described in clause (ax) of the definition of “Consolidated Total Net Debt” outstanding on such date that is secured by a Lien on any asset or property of the BorrowerHoldings or any Restricted Subsidiary minus (y) the aggregate amount of cash and Cash Equivalents (other than Restricted Cash), in each case, included on the consolidated balance sheet of the BorrowerHoldings and the Restricted Subsidiaries as of such date, free and clear of all Liens (other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), Section 7.01(p) and Section 7.01(q), clauses (i) and (ii) of Section 7.01(r), and Section 7.01(hh) (to the extent related to Indebtedness incurred under Section 7.03(s) (to the extent the Obligations are secured by such cash and Cash Equivalents))); provided that Consolidated Secured Net Debt shall not include Indebtedness in respect of (i) letters of credit, except to the extent of unreimbursed amounts thereunder; provided that any unreimbursed amount under commercial letters of credit shall not be counted as Consolidated Secured Net Debt until 3 Business Days after such amount is drawn and, (ii) Unrestricted Subsidiaries and (iii) Indebtedness of a Person if such Person has irrevocably deposited in trust or escrow the necessary funds for the payment, redemption or satisfaction of such Indebtedness; it being understood, for the avoidance of doubt, that obligations under Swap Contracts do not constitute Consolidated Secured Net Debt. “Consolidated Total Net Debt” means, as of any date of determination, (ax) the aggregate principal amount of Indebtedness of the BorrowerHoldings and its Restricted Subsidiaries outstanding on such date, in an amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Transactions or any acquisition constituting an Investment permitted under this Agreement) consisting of Indebtedness for borrowed money, Attributable Indebtedness, and debt obligations evidenced by promissory notes or similar instruments, minus (by) the aggregate amount of cash and Cash Equivalents (other than Restricted Cash), in each case, included on the consolidated balance sheet of the BorrowerHoldings and the Restricted Subsidiaries as of such date, free and clear of all Liens (other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), Section 7.01(p) and Section 7.01(q), clauses (i) and (ii) of Section 7.01(r), and Section 7.01(hh) (to the extent related to Indebtedness incurred under Section 7.03(s) (only to the extent suchthe Obligations are secured by such cash and Cash Equivalents))); provided that Consolidated Total Net Debt shall not include Indebtedness in respect of (i) letters of credit, except to the extent of unreimbursed amounts thereunder; provided that any unreimbursed amount under commercial letters of credit shall not be counted as Consolidated Total Net Debt until 3 Business Days after such amount is drawn and, (ii) Unrestricted Subsidiaries and (iii) Indebtedness of a Person if such Person has irrevocably deposited in trust or escrow the necessary funds for the payment, redemption or satisfaction of such Indebtedness; it being understood, for the avoidance of doubt, that obligations under Swap Contracts do not constitute Consolidated Total Net Debt. -28-

“Consolidated Working Capital” means, with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis at any date of determination, Current Assets at such date of determination minus Current Liabilities at such date of determination; provided that increases or decreases in Consolidated Working Capital shall be calculated without regard to any changes in Current Assets or Current Liabilities as a result of (a) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent or (b) the effects of purchase accounting. “Contract Consideration” has the meaning set forth in the definition of “Excess Cash Flow.” “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” has the meaning specified in the definition of “Affiliate.” “Covered Entity” has the meaning specified in Section 10.22(b). “Covered Party” has the meaning set forth in Section 10.22(a). “Credit Extension” means each of the following: (a) the making of a Loan and (b) an L/C Credit Extension. “Cumulative Credit” means, at any date, an amount, not less than zero in the aggregate, determined on a cumulative basis equal to, without duplication: (a) [reserved], plus (a) the greater of (x) $75,000,000 and (y) 15% of Consolidated EBITDA for the most recently ended Test Period, plus (b) [reserved], plus (c) the cumulative amount of cash and Cash Equivalent proceeds from (i) the sale of Qualified Equity Interests of Holdings or Equity Interests of any direct or indirect parent of Holdings after the ClosingAmendment No. 10 Effective Date and on or prior to such time (including upon exercise of warrants or options) to any Person other than a Subsidiary of Holdings (other than Excluded Contributions or any amount designated as a Cure Amount or used for Equity Funded Employee Plan Costs or proceeds used pursuant to clause (A) of Section 7.06(f)) which proceeds have been contributed as common equity to the capital of the Borrower (provided this clause (c)(i) shall be reduced (but not to less than zero) by the amount of Restricted Payments made pursuant to 7.06(l)) and (ii) the Qualified Equity Interests of Holdings (or Equity Interests of any direct or indirect parent of Holdings) (other than Excluded Contributions or any amount designated as a Cure Amount or used for Equity Funded Employee Plan Costs) issued upon conversion of Indebtedness (other than Indebtedness that is contractually subordinated to the Obligations) of the BorrowerHoldings or any Restricted Subsidiary of the BorrowerHoldings owed to a Person other than a Loan Party or a Restricted Subsidiary of a Loan Party not previously applied for a purpose (includingto a Cure Amount) other than use in the Cumulative Credit , plus (d) 100% of the aggregate amount of contributions to the common capital of the Borrower received in cash and Cash Equivalents after the ClosingAmendment No. 10 Effective -29-

Date (other than Excluded Contributions or any amount designated as a Cure Amount or used for Equity Funded Employee Plan Costs) from a Person other than a Subsidiary of Borrower, plus (e) 100% of the aggregate amount received by the Borrower or any Restricted Subsidiary of the Borrower in cash and Cash Equivalents from: (A) the sale (other than to Holdings, the Borrower or any such Restricted Subsidiary) of the Equity Interests of an Unrestricted Subsidiary or any minority Investments, or (B) any dividend or other distribution by an Unrestricted Subsidiary or received in respect of minority Investments, or (C) any interest, returns of principal, repayments and similar payments by such Unrestricted Subsidiary or received in respect of any minority Investments; provided that, in the case of clauses (A), (B), and (C), in each case, to the extent that the Investment corresponding to the designation of such Subsidiary as an Unrestricted Subsidiary or any subsequent Investment in such Unrestricted Subsidiary or minority Investment, as applicable, was made in reliance on the Cumulative Credit pursuant to Section 7.02(c)(iii)(B)(y), 7.02(i)(iv)(2) or 7.02(n)(y), plus (f) in the event any Unrestricted Subsidiary has been re-designated as a Restricted Subsidiary or has been merged, consolidated or amalgamated with or into, or transfers or conveys its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary, the fair market value of the Investments of the Borrower and the Restricted Subsidiaries in such Unrestricted Subsidiary at the time of such redesignation, combination or transfer (or of the assets transferred or conveyed, as applicable) so long as such Investments were originally made pursuant to SectionsSection 7.02(c)(iii)(B)(y), 7.02(i)(iv)(2) or 7.02(n)(y), plus (g) an amount equal to any returns in cash and Cash Equivalents (including dividends, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts) actually received by the Borrower or any Restricted Subsidiary in respect of any Investments made pursuant to Section 7.02(c)(iii)(B)(y), 7.02(i)(iv)(2) or 7.02(n)(y), minus (h) the aggregate principal amount of Indebtedness incurred prior to such time in reliance on Section 7.03(v)(C), minus (hi) any amount of the Cumulative Credit used to make Investments pursuant to SectionsSection 7.02(c)(iii)(B)(y), 7.02(i)(iv)(2) or 7.02(n)(y) after the ClosingAmendment No. 10 Effective Date and prior to such time, minus (ij) any amount of the Cumulative Credit used to pay dividends or make distributions pursuant to Section 7.06(f)(A) or 7.06(g) after the ClosingAmendment No. 10 Effective Date and prior to such time, minus (jk) any amount of the Cumulative Credit used to make payments or distributions in respect of Junior Financings pursuant to Section 7.13 after the ClosingAmendment No. 10 Effective Date and prior to such time. -30-

“Cumulative Retained Excess Cash Flow Amount” means, at any date, an amount, not less than zero in the aggregate, determined on a cumulative basis equal to the aggregate cumulative sum of the Retained Percentage of Excess Cash Flow for all Excess Cash Flow Periods ending after the Closing Date and prior to such date. “Cure Amount” has the meaning set forth in Section 8.04(a). “Cure Expiration Date” has the meaning set forth in Section 8.04(a). “Current Assets” means, with respect to the BorrowerHoldings and the Restricted Subsidiaries on a consolidated basis at any date of determination, all assets (other than cash and Cash Equivalents) that would, in accordance with GAAP, be classified on a consolidated balance sheet of the BorrowerHoldings and its Restricted Subsidiaries as current assets at such date of determination, other than amounts related to current or deferred Taxes based on income or profits (but excluding assets held for sale, loans (permitted) to third parties, pension assets, deferred bank fees and derivative financial instruments). “Current Liabilities” means, with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis at any date of determination, all liabilities that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries as current liabilities at such date of determination, other than (a) the current portion of any Indebtedness, (b) accruals of Consolidated Interest Expense (excluding Consolidated Interest Expense that is past due and unpaid), (c) accruals for current or deferred Taxes based on income or profits, (d) accruals of any costs or expenses related to restructuring reserves, (e) deferred revenue and (f) any Revolving Credit Exposure or Revolving Credit Loans. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans for borrowers of a similar credit quality; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may, in consultation with the Borrower, establish another convention in its reasonable discretion. “DDA Control Agreement” has the meaning provided in Section 6.19(d)(ii)(B). “DDAs” means any checking or other demand deposit account maintained by the Loan Parties. “Debtor Relief Laws” means the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Debtor Relief Plan” means a plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means an interest rate (x) with respect to overdue amounts under Section 8.01(a), equal to (a) the Base Rate plus (b) the Applicable Rate, if any, applicable to Base Rate Loans -31-

plus (c) 2.0% per annum; provided that with respect to a SOFR Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus (b) 2.0% per annum and (y) with respect to any other overdue amount (including overdue interest), the Applicable Rate applicable to Base Rate Loans, plus 2.0% per annum, in each case, to the fullest extent permitted by applicable Laws. “Default Right” has the meaning specified in Section 10.22(b). “Defaulting Lender” means, subject to Section 2.17(b), any Lender that, as determined by the Administrative Agent (a)(i) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Protective Advances, L/C Obligations or Swing Line Loans, within onetwo Business DayDays of the date required to be funded by it hereunder, unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied or (ii) pay to the Administrative Agent, any L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment or (iv) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority. so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17) upon delivery of written notice of such determination to the Borrower, each L/C Issuer, each Swing Line Lender and each Lender. “DenTek Acquisition” shall have the meaning assigned to such term in Amendment No. 5. “DenTek Acquisition Period” shall mean the period commencing upon the Amendment No. 5 Effective Date and terminating upon the earliest of (i) the date that is 60 calendar days following the Amendment No. 5 Effective Date, (ii) the date upon which a field examination (and, if required by the Administrative Agent, an appraisal) with respect to the Accounts and Inventory of the DenTek Business (subject to satisfaction of the Collateral and Guarantee Requirement with respect to such Accounts and -32-

Inventory) have been completed to the satisfaction of the Administrative Agent and such Accounts and Inventory have, in accordance with the terms set forth herein, been included in the Borrowing Base, including the establishment of Reserves with respect thereto as may be required in the Administrative Agent’s Permitted Discretion, (iii) the date following the Amendment No. 5 Effective Date upon which the Borrower or Holdings shall have received net proceeds from an offering of debt securities of Borrower or Holdings and (iv) February 12, 2016, if the DenTek Acquisition shall not have occurred on or prior to February 12, 2016. “DenTek Business” shall have the meaning assigned to such term in Amendment No. 5. “Dilution Factors” means, without duplication, with respect to any period, the aggregate amount of all deductions, credit memos, returns, adjustments, allowances, bad debt write-offs and other non-cash credits which are recorded to reduce accounts receivable. “Dilution Ratio” means, at any date, the amount (expressed as a percentage) equal to (a) the aggregate amount of the applicable Dilution Factors for the 12 most recently ended fiscal months divided by (b) total gross sales for the 12 most recently ended fiscal months. “Dilution Reserve” means, at any date, (1) with respect to Eligible Investment Grade Accounts, the product of (a) the excess (if positive) of (i) the applicable Dilution Ratio minus (ii) 2.50% multiplied by (b) the Eligible Investment Grade Accounts of the Borrower and the Subsidiary Guarantors on such date, and (2) with respect to Eligible Accounts, the product of (a) the excess (if positive) of (i) the applicable Dilution Ratio minus (ii) 5.0% multiplied by (b) the Eligible Accounts of the Borrower and the Subsidiary Guarantors on such date. “Discharge of Fixed Asset Obligations” has the meaning assigned to such term in the Term Loan Intercreditor Agreement. “Disposition” or “Dispose” means the sale, transfer, license, lease, division or other disposition (including any sale and leaseback transaction and any sale or issuance of Equity Interests in a Restricted Subsidiary) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments and the termination of all outstanding Letters of Credit (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized, back-stopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or deemed reissued under another agreement reasonably acceptable to the applicable L/C Issuer)), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests and other than as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments and the termination of all outstanding Letters of Credit (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized, back-stopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or deemed reissued -33-

under another agreement reasonably acceptable to the applicable L/C Issuer)), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time of issuance of such Equity Interests; provided that if such Equity Interests are issued pursuant to a plan for the benefit of employees of Holdings (or any direct or indirect parent thereof), the Borrower or the Restricted Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the Borrower or if its Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations. “Disqualified Lenders” mean competitors of Holdings, the Trident Acquired Business, and Holding’s Subsidiaries designated by Holdings or Borrower to the Administrative Agent in writing as such from time to time on and following March 19, 2026; provided that (A) in no event shall such designation have retroactive effect or serve to invalidate or otherwise nullify or reverse (or any requirement to invalidate, nullify or reverse) any assignment or participation of a Loan or Commitment that has been effectuated or has a Trade Date prior to such designation and (B) any such designation to the list of Disqualified Lenders will become effective on the third Business Day following such designation; provided that “Disqualified Lenders” shall exclude any Person that the Borrower has designated as no longer being a “Disqualified Lender” by written notice delivered by the Borrower to the Administrative Agent from time to time. “Disqualifying Event” has the meaning set forth in the definition of “Eligible Currency.” “Document” has the meaning assigned to such term in the Security Agreement. “Documentation Agent” means RBC Capital Markets, in its capacity as documentation agent under this Agreement. “Dollar” and “$” mean lawful money of the United States. “Dollar Amount” means with respect to any L/C Obligation (or any risk participation therein), the amount thereof. “Dollar Equivalent” means, for any amount, at the time of determination thereof, if such amount is expressed in an Alternative Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Alternative Currency last provided (either by publication or otherwise provided to the Administrative Agent or the L/C Issuer, as applicable) by the applicable Bloomberg source (or such other publicly available source for displaying exchange rates) on date that is two (2) Business Days immediately preceding the date of determination (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as reasonably determined by the Administrative Agent or the L/C Issuer, as applicable using any method of determination it deems appropriate in its sole discretion). Any determination by the Administrative Agent or the L/C Issuer pursuant to this definition shall be conclusive absent manifest error. “Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia. “DQ List” has the meaning specified in section 10.07(n). -34-

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Accounts” means, at any time, the Accounts of the Borrower or any Subsidiary Guarantor which in accordance with the terms hereof are eligible as the basis for any Credit Extension hereunder. Eligible Accounts shall not include any Account: (a) which is not subject to a first priority perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties); (b) which is subject to any Lien other than (i) a Lien in favor of the Administrative Agent for the benefit of the Secured Parties, (ii) a Permitted Lien and (iii) Liens permitted hereunder pursuant to Section 7.01(hh); (c) (i) which is unpaid more than 90 days (or, in the case of customers that are covered under the Coface Insurance Policy, 120 days) after the date of the original invoice therefor or more than 60 days after the original due date, or (ii) which has been written off the books of the Borrower or any Subsidiary Guarantor or otherwise designated as uncollectible; (d) which is owing by an Account Debtor for which more than 50% of the Accounts owing from such Account Debtor and its Affiliates are ineligible under clause (c) above; (e) which is owing by an Account Debtor to the extent the aggregate amount of Accounts owing from such Account Debtor and its Affiliates to the Borrower or any Subsidiary Guarantor exceeds (x) in the case of Wal-Mart Stores, Inc. and its Affiliates (i) to the extent such Account Debtor has an Investment Grade Rating at such time, 40%, (ii) to the extent such Account Debtor has a Speculative Grade Rating but not an Investment Grade Rating at such time, 35.0% and (iii) to the extent such Account Debtor does not have a Speculative Grade Rating at such time, 30.0% and (y) in the case of all other Account Debtors, (i) to the extent such Account Debtor has an Investment Grade Rating at such time, 20% and (ii) to the extent such Account Debtor does not have an Investment Grade Rating at such time, 10%, in each case of clauses (x) and (y) of the aggregate amount of Eligible Accounts of the Borrower or such Subsidiary Guarantor but only to the extent of such excess over the applicable threshold; (f) except as otherwise agreed by the Administrative Agent, with respect to which any covenant, representation, or warranty contained in this Agreement or in the Security Agreement has been breached or is not true in any material respect; (g) which (i) does not arise from the sale of goods or performance of services in the ordinary course of business, (ii) is not evidenced by an invoice or other documentation -35-

reasonably satisfactory to the Administrative Agent which has been sent to the Account Debtor, (iii) represents a progress billing, (iv) is contingent upon the Borrower’s or any Subsidiary Guarantor’s completion of any further performance, (v) represents a sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment, cash-on-delivery or any other repurchase or return basis or (vi) relates to payments of interest, but ineligibility shall be limited to the extent of such payments of interest; (h) for which (i) the goods giving rise to such Account have not been shipped to the Account Debtor or (ii) the services giving rise to such Account have not been performed by the Borrower or the applicable Subsidiary Guarantor or if such Account was invoiced more than once (but ineligibility shall be limited to the extent of such additional invoices), unless, (A) in the case of clause (h)(i) preceding, the Account Debtor on such Account has instructed the Borrower or the applicable Subsidiary Guarantor in writing to deliver such goods to a designated area at or near the Borrower’s or the applicable Subsidiary Guarantor’s facility or otherwise store such goods for the account of such Account Debtor and has agreed, pursuant to the terms of the quotation or purchase order for such Account or by separate agreement, that such delivery or storage constitutes delivery of such goods by the Borrower, in any such case in form and substance reasonably satisfactory to the Administrative Agent; (i) which is owed by an Account Debtor which has (i) applied for, suffered, or consented to the appointment of any receiver, custodian, trustee, or liquidator of its assets, (ii) had possession of all or a material part of its property taken by any receiver, custodian, trustee or liquidator, (iii) filed, or had filed against it, any request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as bankrupt, winding-up or voluntary or involuntary case under any Debtor Relief Laws unless the Administrative Agent shall have determined in its sole discretion to include such Accounts, (iv) admitted in writing its inability to pay its debts as they become due, (v) become insolvent or (vi) ceased operation of its business; (j) which is owed by any Account Debtor which has sold all or substantially all of its assets; (k) which is owed by an Account Debtor which (i) does not maintain an office in the U.S. or Canada (other than Quebec) or (ii) is not organized under applicable law of the U.S., any state of the U.S. or the District of Columbia, Canada or any province or other political subdivision of Canada (other than Quebec) unless, in either case, such Account is backed by a letter of credit reasonably acceptable to the Administrative Agent which is in the possession of, has been assigned to and is directly drawable by the Administrative Agent, and so long as, in the case of any Accounts located in Canada, the Borrower or the Subsidiary Guarantor holding such Account shall have (notwithstanding any other limitations in the Loan Documents) entered into or filed any Canadian documentation reasonably deemed necessary by the Administrative Agent in order to perfect its security interest in such Account or to enable the Administrative Agent to promptly foreclose thereon (in accordance with customary practice for lenders under similar facilities in Canada); (l) except as otherwise agreed by the Administrative Agent, which is owed in any currency other than U.S. dollars; (m) which is owed by (i) the government (or any department, agency, public corporation, or instrumentality thereof) of any country other than the U.S. unless such Account is backed by a letter of credit reasonably acceptable to the Administrative Agent which is in the possession of and directly drawable by the Administrative Agent or (ii) the government of the -36-

U.S., or any department, agency, public corporation, or instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq. and 41 U.S.C. § 15 et seq.), and any other steps necessary to perfect the Lien of the Administrative Agent in such Account have been complied with to the Administrative Agent’s reasonable satisfaction; (n) which is owed by (i) any employee, officer, director, agent or direct stockholder of the Borrower or any Subsidiary Guarantor or (ii) any other Affiliate of the Borrower or any Subsidiary Guarantor; (o) which is owed by an Account Debtor or any Affiliate of such Account Debtor to which the Borrower or any Subsidiary Guarantor is indebted, but only to the extent of such indebtedness or is subject to any security, deposit, progress payment, advance payment or deposit, retainage or other similar advance made by or for the benefit of an Account Debtor, in each case to the extent thereof; (p) which is subject to any counterclaim, deduction, defense, setoff or dispute but only to the extent of any such counterclaim, deduction, defense, setoff or dispute; (q) which is evidenced by any promissory note, chattel paper, or instrument; (r) with respect to which the Borrower or any Subsidiary Guarantor has made any agreement with the Account Debtor for any reduction thereof, other than discounts and adjustments given in the ordinary course of business, or any Account which was partially paid and the Borrower or such Subsidiary Guarantor created a new receivable for the unpaid portion of such Account; (s) which does not comply in all material respects with the requirements of all applicable laws and regulations, whether Canadian, provincial, Federal, state or local, but only to the extent such failure to comply would excuse the Account Debtor from payment with respect to such Account; (t) which is for goods that have been sold under a purchase order or pursuant to the terms of a written contract or other written agreement, understanding or instrument that indicates or purports that any Person other than the Borrower or a Subsidiary Guarantor has an ownership interest in such goods, or which indicates any party other than the Borrower or a Subsidiary Guarantor as payee or remittance party; (u) which was created on cash on delivery terms; or (v) which the Administrative Agent in its Permitted Discretion otherwise determines to be ineligible, using standards of eligibility substantially consistent with those used to calculate the Borrowing Base in the Borrowing Base Certificate delivered on the Closingmost recently on or prior to the Amendment No. 10 Effective Date. In determining the amount of an Eligible Account, the face amount of an Account may, in the Administrative Agent’s Permitted Discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that the Borrower or the applicable Subsidiary Guarantor may be obligated to rebate to an Account Debtor pursuant to the terms of any agreement or understanding (written or oral)) -37-

and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Borrower or such Subsidiary Guarantor to reduce the amount of such Account. Standards of eligibility may be made more restrictive (and such increased restrictiveness subsequently reversed in whole or in part) from time to time solely by the Administrative Agent in the exercise of its Permitted Discretion, with any such changes to be effective three (3) Business Days after delivery of written notice thereof to the Borrower and the Lenders (during which time the Administrative Agent shall be available to discuss any such proposed changes with the Borrower during normal business hours upon reasonable notice); provided that circumstances, conditions, events or contingencies arising on or prior to the ClosingAmendment No. 10 Effective Date of which the Administrative Agent had actual knowledge on or prior to the ClosingAmendment No. 10 Date shall not be the basis for any increased restrictiveness unless the Administrative Agent had established such increased restrictiveness on the ClosingAmendment No. 10 Effective Date, or such circumstances, conditions, events or contingencies shall have changed in a manner adverse in any material respect to the interests of the Administrative Agent or the Lenders since the ClosingAmendment No. 10 Effective Date. In addition to the foregoing limitations, at no time shall the face value of Accounts that would otherwise constitute Eligible Accounts of Account Debtors that either (A) are organized under the laws of Canada (or any province or other political subdivision thereof) or (B) have an office in Canada (or any province or political subdivision thereof) but not the United States, when combined with any Inventory (valued at the lower of cost or market value, determined on a first-in-first-out basis) located in Canada that would otherwise constitute Eligible Inventory, exceed, solely for the purposes of determining Eligible Accounts, $15,000,000, and, for the avoidance of doubt, no such Accounts shall constitute Eligible Accounts until the requirements of clause (k) of this definition shall have been complied with. “Eligible Assignee” has the meaning set forth in Section 10.07(a)(i). “Eligible Currency” means any lawful currency other than Dollars that is readily available, freely transferable and convertible into Dollars in the international interbank market available to the Lenders or the L/C Issuer, as applicable, in such market and as to which a Dollar Equivalent may be readily calculated. If, after the designation by the Lenders or the L/C Issuer, as applicable, of any currency as an Alternative Currency, any change in currency controls or exchange regulations or any change in the national or international financial, political or economic conditions are imposed in the country in which such currency is issued, result in, in the reasonable opinion of the Required Lenders or the Administrative Agent (in the case of any Loans to be denominated in an Alternative Currency) or the L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency), (a) such currency no longer being readily available, freely transferable and convertible into Dollars or (b) a Dollar Equivalent is no longer readily calculable with respect to such currency (clause (a) or (b), a “Disqualifying Event”), then the Administrative Agent shall promptly notify the Lenders and the Borrower, and such country’s currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist(s). Within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrower or applicable Additional Borrower(s) shall repay all Loans in such currency to which the Disqualifying Event applies or convert such Loans into the Dollar Equivalent of Loans in Dollars. “Eligible Inventory” means, at any time, the Inventory of the Borrower or any Subsidiary Guarantor which in accordance with the terms hereof is eligible as the basis for any Credit Extension hereunder. Eligible Inventory shall not include any Inventory: -38-

(a) which is not subject to a first priority perfected Lien in favor of the Administrative Agent (for the benefit of the Secured Parties); (b) which is subject to any Lien other than (i) a Lien in favor of the Administrative Agent for the benefit of the Secured Parties, (ii) a Permitted Lien and (iii) Liens permitted hereunder pursuant to Section 7.01(hh); (c) which is, in the Administrative Agent’s Permitted Discretion, slow moving, obsolete, unmerchantable, defective, unfit for sale or unacceptable due to age, type, category and/or quantity; (d) except as otherwise agreed by the Administrative Agent, with respect to which any covenant, representation, or warranty contained in this Agreement or the Security Agreement has been breached or is not true in any material respect and which does not conform in any material respect to all standards imposed by any Governmental Authority; (e) in which any Person other than the Borrower or a Subsidiary Guarantor shall (i) have any direct or indirect ownership, interest or title to such Inventory or (ii) be indicated on any purchase order or invoice with respect to such Inventory as having an interest therein; (f) which constitutes spare or replacement parts, subassemblies, packaging and shipping material, manufacturing supplies, samples, prototypes, displays or display items, bill-and-hold goods, repossessed goods, defective or damaged goods, goods held on consignment, or goods which are not of a type held for sale in the ordinary course of business; (g) which is not located in the U.S. or Canada (so long as, in the case of any Inventory located in Canada, the Borrower or the Subsidiary Guarantor holding such Inventory shall have (notwithstanding any other limitations in the Loan Documents) entered into or filed any Canadian documentation reasonably deemed necessary by the Administrative Agent in order to perfect its security interest in such Inventory or to enable the Administrative Agent to promptly foreclose thereon (in accordance with customary practice for lenders under similar facilities in Canada)) or is in transit with a common carrier from vendors and suppliers; provided that up to $7,500,000 of Inventory in transit of the Borrower and the Subsidiary Guarantors from vendors and suppliers may be included as eligible pursuant to this clause (g) so long as (i) the Administrative Agent shall have received (1) a true and correct copy of the bill of lading and other shipping documents for such Inventory, (2) evidence of satisfactory casualty insurance naming the Administrative Agent as loss payee and otherwise covering such risks as the Administrative Agent may reasonably request and (3) if the bill of lading is (A) non-negotiable and the inventory is in transit within the United States, a duly executed Collateral Access Agreement from the applicable customs broker for such Inventory or (B) negotiable, confirmation that the bill is issued in the name of the Borrower and consigned to the order of the Administrative Agent, and an acceptable agreement has been executed with the Borrower’s customs broker, in which the customs broker agrees that it holds the negotiable bill as agent for the Administrative Agent and has granted the Administrative Agent access to the Inventory and (ii) the common carrier is not an Affiliate of the applicable vendor or supplier; (h) which is located in any location leased by the Borrower or a Subsidiary Guarantor unless (A) the lessor has delivered to the Administrative Agent a Collateral Access Agreement or (B) an Inventory Reserve for up to three (3) months rent due with respect to such facility has been established by the Administrative Agent in its Permitted Discretion (which -39-

Reserve shall be reversed if a subsequent Collateral Access Agreement has been received by the Administrative Agent); (i) which is located in any third party warehouse or is in the possession of a bailee (other than a third party processor) and is not evidenced by a Document (other than bills of lading to the extent permitted by clause (g) above), unless (i) such warehouseman or bailee has delivered to the Administrative Agent a Collateral Access Agreement and such other documentation as the Administrative Agent may require or (ii) an appropriate Inventory Reserve for up to three (3) months rent or other charges due with respect to such warehouseman or bailee has been established by the Administrative Agent in its Permitted Discretion (which Reserve shall be reversed if a subsequent Collateral Access Agreement has been received by the Administrative Agent); (j) which is being processed offsite at a third party location or outside processor or is in-transit to or from said third party location or outside processor; (k) which is a discontinued product or component thereof; (l) which is the subject of a consignment by the Borrower or any Subsidiary Guarantor as consignor, unless (i) a protective UCC-1 financing statement has been properly filed against the consignee and (ii) there is a written agreement acknowledging that such Inventory is held on consignment, that the Borrower or such Subsidiary Guarantor retains title to such Inventory, that no Lien arising by, through or under such consignee has attached or will attach to such Inventory and requiring consignee to segregate the consigned Inventory from the consignee’s other personal or movable property and having such other terms as the Administrative Agent may require for consigned Inventory in its Permitted Discretion; (m) which contains or bears any intellectual property rights licensed to the Borrower or any Subsidiary Guarantor unless the Administrative Agent is satisfied that the Administrative Agent may sell or otherwise dispose of such Inventory without (i) infringing the rights of such licensor, (ii) violating any contract with such licensor, or (iii) incurring any liability with respect to payment of royalties other than royalties incurred pursuant to sale of such Inventory in the ordinary course under the current licensing agreement; (n) which is not reflected in a current perpetual inventory report of the Borrower or any Subsidiary Guarantor (unless such Inventory is reflected in a report to the Administrative Agent as “in transit” Inventory); (o) which is located at a facility where less than $100,000 of Inventory (valued at the lower of cost or market value, determined on a first-in-first-out basis) of the Borrower and the Subsidiary Guarantors then exists; or (p) for which reclamation rights have been asserted by the seller. Standards of eligibility may be made more restrictive from time to time (and such increased restrictiveness subsequently reversed in whole or in part) solely by the Administrative Agent in the exercise of its Permitted Discretion, with any such changes to be effective three (3) Business Days after delivery of written notice thereof to the Borrower and the Lenders (during which time the Administrative Agent shall be available to discuss any such proposed changes with the Borrower during normal business hours upon reasonable notice); provided that circumstances, conditions, events or contingencies arising on or prior to the ClosingAmendment No. 10 Effective Date of which the Administrative Agent had -40-

actual knowledge on or prior to the ClosingAmendment No. 10 Effective Date shall not be the basis for any increased restrictiveness unless the Administrative Agent had established such increased restrictiveness on the ClosingAmendment No. 10 Effective Date or such circumstances, conditions, events or contingencies shall have changed in a manner adverse in any material respect to the interests of the Administrative Agent or the Lenders since the ClosingAmendment No. 10 Effective Date. In addition to the foregoing limitations, at no time shall any Inventory (valued at the lower of cost or market value, determined on a first-in-first-out basis) located in Canada that would otherwise constitute Eligible Inventory, when combined with the face value of Accounts that would otherwise constitute Eligible Accounts of Account Debtors that either (A) are organized under the laws of Canada (or any province or other political subdivision thereof) or (B) have an office in Canada (or any province or political subdivision thereof) but not the United States, exceed, solely for the purpose of calculating Eligible Inventory, $15,000,000, and, for the avoidance of doubt, no such Inventory shall constitute Eligible Inventory until the requirements of clause (g) of this definition shall have been complied with. “Eligible Investment Grade Account” means, at any time, any Eligible Account owing by an Account Debtor with an Investment Grade Rating at such time. “Environment” means indoor air, ambient air, surface water, groundwater, drinking water, land surface, subsurface strata, and natural resources such as wetlands, flora and fauna. “Environmental Laws” means any applicable Law relating to the prevention of pollution or the protection of the Environment and natural resources, and the protection of human health and safety as it relates to the Environment, including any applicable provisions of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 42 U.S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., and the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq., and all analogous state or local statutes, and the regulations promulgated pursuant thereto. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of investigation and remediation, fines, penalties or indemnities), of the Loan Parties or any Restricted Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage or treatment of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Funded Employee Plan Costs” means cash costs or expenses, incurred pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent funded with cash proceeds contributed to the capital of the Borrower or net cash proceeds of an issuance of Qualified Equity Interests of the Borrower or Equity Interests of any direct or indirect parent of the Borrower (other than amounts designated as Excluded Contributions, any amount designated as a Cure Amount or any amount used in the Cumulative Credit). -41-

“Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities). “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common control with a Loan Party or any Restricted Subsidiary within the meaning of Section 414(b) or (c) of the Code or Section 4001 of ERISA (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by a Loan Party, any Restricted Subsidiary or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Loan Party, any Restricted Subsidiary or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA) or insolvent (within the meaning of Section 4245 of ERISA) or in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (d) a determination that any Pension Plan is in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA); (e) the filing of a notice of intent to terminate, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for, and that could reasonably be expected to result in, the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) with respect to a Pension Plan, the failure to satisfy the minimum funding standard of Section 412 of the Code, whether or not waived, (h) a failure by a Loan Party, any Restricted Subsidiary or any ERISA Affiliate to make a required contribution to a Multiemployer Plan; (i) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could result in liability to a Loan Party or any Restricted Subsidiary; or (j) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due under Section 4007 of ERISA, upon a Loan Party, any Restricted Subsidiary or any ERISA Affiliate. “Erroneous Payment” has the meaning assigned to it in Section 9.15(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 9.15(d)(i). “Erroneous Payment Impacted Class” has the meaning assigned to it in Section 9.15(d)(i). “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 9.15(d)(i). “Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 9.15(ed). -42-

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning specified in Section 8.01. “Excess Availability” means, at any time, an amount equal to the Line Cap minus the Total Outstandings. “Excess Cash Flow” means, for any period, an amount equal to: (a) the sum, without duplication, of (i) Consolidated Net Income for such period, (ii) an amount equal to the amount of all non-cash charges (including depreciation and amortization) to the extent deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital and long-term accounts receivable (outside of the ordinary course of business) for such period (other than any such decreases arising from acquisitions or dispositions (outside of the ordinary course of business) by the Borrower and its Restricted Subsidiaries completed during such period), (iv) an amount equal to the aggregate net non-cash loss on Dispositions by the Borrower and its Restricted Subsidiaries during such period (other than sales in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income, (v) expenses deducted from Consolidated Net Income during such period in respect of expenditures made during any prior period for which a deduction from Excess Cash Flow was made in such period pursuant to clause (b)(xi), (xii) or (xiii) below, (vi) cash income or gain (actually received in cash) excluded from the calculation of Consolidated Net Income for such period pursuant to the definition thereof, and (vii) cash receipts in respect of Swap Contracts during such period to the extent not already reflected in Consolidated Net Income for such period, minus (b) the sum, without duplication, of (i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income, and cash charges included in clauses (a) through (m) of the definition of Consolidated Net Income, (ii) without duplication of amounts deducted pursuant to clause (xi) below in prior periods, the amount of Capital Expenditures or acquisitions of intellectual property to the extent not expensed and Capitalized Software Expenditures accrued or made in cash or accrued during such period, to the extent that such Capital Expenditures -43-

or acquisitions were financed with Internally Generated Cash and were not made by utilizing the Cumulative Retained Excess Cash Flow Amount, (iii) the aggregate amount of all principal payments of Indebtedness of the Borrower or its Restricted Subsidiaries to the extent financed with Internally Generated Cash (including (A) the principal component of payments in respect of Capitalized Leases and (B) the amount of any scheduled amortization repayment of loans under the Term Loan Credit Agreement and any mandatory prepayment of loans pursuant to the Term Loan Credit Agreement to the extent required due to a Disposition that resulted in an increase to Consolidated Net Income and not in excess of the amount of such increase, but excluding (W) all other prepayments of loans under the Term Loan Credit Agreement (other than prepayments referred to in clause (B) above) during such period, (X) all prepayments of Revolving Credit Loans and Swing Line Loans, (Y) all prepayments in respect of any other revolving credit facility, except to the extent there is an equivalent permanent reduction in commitments thereunder and (Z) payments of any Junior Financing made during such period except to the extent permitted to be paid pursuant to Section 7.13(a)), (iv) an amount equal to the aggregate net non-cash gain on Dispositions by the Borrower and its Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income, (v) increases in Consolidated Working Capital and long-term accounts receivable for such period (other than any such increases arising from acquisitions or dispositions by the Borrower and its Restricted Subsidiaries during such period), (vi) cash payments by the Borrower and its Restricted Subsidiaries during such period in respect of long-term liabilities of the Borrower and its Restricted Subsidiaries other than Indebtedness to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income and to the extent financed with Internally Generated Cash, (vii) without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Investments and acquisitions made in cash during such period pursuant to Section 7.02 (other than Section 7.02(a), (c), (h), (l), (q), (r), (s) or (t)) to the extent that such Investments and acquisitions were financed with Internally Generated Cash and were not made by utilizing the Cumulative Retained Excess Cash Flow Amount, (viii) the amount of Restricted Payments paid during such period pursuant to Section 7.06(f), (g)(x), (h) and (j) to the extent such Restricted Payments were financed with Internally Generated Cash, (ix) to the extent not otherwise decreasing Consolidated Net Income in such Excess Cash Flow Period, the aggregate amount of expenditures actually made by the Borrower and its Restricted Subsidiaries in cash during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period, -44-

(x) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower and its Restricted Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness, (xi) without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by the Borrower and its Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to acquisitions constituting Investments permitted under this Agreement, Capital Expenditures, Capitalized Software Expenditures or acquisitions of intellectual property to the extent expected to be consummated or made, plus any restructuring cash expenses, pension payments or tax contingency payments that have been added to Excess Cash Flow pursuant to clause (a)(ii) above that will be required to be made, in each case during the period of four consecutive fiscal quarters of the Borrower following the end of such period; provided that to the extent the aggregate amount of Internally Generated Cash not utilizing the Cumulative Retained Excess Cash Flow Amount actually utilized to finance such acquisitions, Capital Expenditures, Capitalized Software Expenditures or acquisitions of intellectual property during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters, (xii) the amount of cash taxes paid in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period, (xiii) cash expenditures in respect of Swap Contracts during such period to the extent not deducted in arriving at such Consolidated Net Income, and (xiv) any payment of cash to be amortized or expensed over a future period and recorded as a long-term asset (so long as any such amortization or expense in such future period is added back to Excess Cash Flow in such future period). Notwithstanding anything in the definition of any term used in the definition of “Excess Cash Flow” to the contrary, all components of Excess Cash Flow shall be computed for the Borrower and its Restricted Subsidiaries on a consolidated basis. “Excess Cash Flow Period” means each fiscal year of the Borrower commencing with and including the fiscal year ending March 31, 2013 but in all cases for purposes of calculating the Cumulative Retained Excess Cash Flow Amount shall only include such fiscal years for which financial statements and a Compliance Certificate have been delivered in accordance with Sections 6.01(a) and 6.02(a) and for which any prepayments under the Term Loan Credit Agreement (if any) required due to Excess Cash Flow have been made (it being understood that the Retained Percentage of Excess Cash Flow for any Excess Cash Flow Period shall be included in the Cumulative Retained Excess Cash Flow Amount regardless of whether a prepayment is required by the Term Loan Credit Agreement). “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Excluded Assets” means, (i) any fee owned real property (other than Material Real Properties) and any leasehold rights and interests in real property (including landlord waivers, estoppels and collateral access letters), (ii) motor vehicles and other assets subject to certificates of title, (iii) -45-

commercial tort claims, (iv) licenses, state or local franchises, charters and authorizations and any other property and assets to the extent that the Administrative Agent may not validly possess a security interest therein under applicable Laws (including, without limitation, rules and regulations of any Governmental Authority or agency) or the pledge or creation of a security interest in which would require governmental consent, approval, license or authorization, other than to the extent such prohibition or limitation is rendered ineffective under the UCC or other applicable Law notwithstanding such prohibition, (v) any particular asset or right under contract, if the pledge thereof or the security interest therein (A) is prohibited by applicable Law other than to the extent such prohibition is rendered ineffective under the UCC or other applicable Law notwithstanding such prohibition or (B) to the extent and for as long as it would violate the terms of any written agreement, license or lease with respect to such asset (in each case, after giving effect to the relevant provisions of the UCC or other applicable Laws) or would give rise to a termination right pursuant to any “change of control” or other similar provision under such written agreement, license or lease (except to the extent such provision is overridden by the UCC or other applicable Laws), in each case, (a) excluding any such written agreement that relates to Permitted Ratio Debtany secured Specified Debt (other than cash collateral deposited in trust or escrow for the payment, defeasance, redemption or satisfaction of such Specified Debt) and (b) only to the extent that such limitation on such pledge or security interest is otherwise permitted under Section 7.09, (vi) Margin Stock and Equity Interests in any Person other than the Borrower and wholly owned Restricted Subsidiaries (but excluding Excluded Pledged Subsidiaries and Subsidiaries that are not Material Subsidiaries), (vii) any permitted agreement, lease, license or property subject to a purchase money security interest or other similar arrangement to the extent the pledges thereof and security interests therein are prohibited by such permitted agreement, lease, license or purchase money arrangement, other than proceeds and receivables thereof, except to the extent the pledge of such permitted agreement, lease, license or property is expressly deemed effective under the Uniform Commercial Code or other applicable Law or principle of equity notwithstanding such prohibition, (viii) the creation or perfection of pledges of, or security interests in, any property or assetassets that would result in material adverse tax consequences to Holdings, the Borrower or any of its Restricted Subsidiaries, as reasonably determined by the Borrower in consultation with the Administrative Agent, (ix) letter of credit rights, except to the extent constituting support obligations for other Collateral as to which perfection of the security interest in such other Collateral is accomplished solely by the filing of a UCC financing statement (it being understood that no actions shall be required to perfect a security interest in letter of credit rights, other than the filing of a UCC financing statement), (x) cash and Cash Equivalents (other than (A) proceeds of Collateral as to which perfection of the security interest in such proceeds is accomplished solely by the filing of a UCC financing statement and (B) as set forth in the second succeeding parenthetical phrase), deposit and other bank and securities accounts (including securities entitlements and related assets) (in each case, other than the Blocked Accounts or other accounts subject to a control agreement in accordance with Section 3.03(g) of the Security Agreement and proceeds of Collateral held in such accounts) and any other assets requiring perfection through control agreements or by “control” (other than in each case under this clause (x), other than (A) the Blocked Accounts or other accounts subject to a control agreement in accordance with Section 6.19 and proceeds of Collateral held in such accounts, (B) in respect of certificated Equity Interests in the Borrower and in wholly owned Restricted Subsidiaries that are Material Subsidiaries, which Equity Interests are otherwise required to be pledged). (C) proceeds of Collateral as to which perfection of the security interest in such proceeds is accomplished solely by the filing of a UCC financing statement and (D) to the extent perfected pursuant to any bailee provision or any other similar provisions under the Term Loan Intercreditor Agreement or any other intercreditor agreement),(xi) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal Law, and (xii) the Bonine Assets (as defined in the FTC Order) and (xiii) particular assets if and for so long as, in the -46-

reasonable judgment of the Administrative Agent in consultation with the Borrower, the cost of creating or perfecting such pledges or security interests in such assets or obtaining title insurance, surveys, abstracts or appraisals in respect of such assets exceed the practical benefits to be obtained by the Lenders therefrom; provided, however, that Excluded Assets shall not include any Proceeds, substitutions or replacements of any Excluded Assets referred to in clause (i) through (xiiixii) (unless such Proceeds, substitutions or replacements would independently constitute Excluded Assets referred to in clauses (i) through (xiiixii)). Notwithstanding the foregoing, in no event shall any asset securing any Indebtedness incurred pursuant to Section 7.03(s) or 7.03(x) be an Excluded Asset.Specified Debt (other than Permitted Ratio Debt incurred in reliance on the Non-Guarantor Ratio Debt Basket (or any Permitted Refinancing Indebtedness in respect thereof)) be an Excluded Asset (other than cash collateral deposited in trust or escrow for the payment, defeasance, redemption or satisfaction of such Specified Debt). Notwithstanding the foregoing, Excluded Assets (A) under any non-United States-law governed Collateral Document shall be specified in such Collateral Document and shall generally exclude the categories of assets referred to in clauses (i) through (xii) (subject to the immediately preceding proviso) but shall be customary for the jurisdiction of the applicable Foreign Subsidiary and may specify other exclusions as reasonably agreed by the Administrative Agent or not include certain assets as Excluded Assets to the extent be reasonably requested by the Administrative Agent and reasonably agreed to by the Borrower and (B) shall in no event comprise any asset that secures any Specified Debt (other than cash collateral deposited in trust or escrow for the payment, defeasance, redemption or satisfaction of such Specified Debt and other than Permitted Ratio Debt incurred in reliance on the Non-Guarantor Ratio Debt Basket (or any Permitted Refinancing Indebtedness in respect thereof)). “Excluded Contribution” means, at any time (a) the aggregate amount of capital contributions to the BorrowerHoldings from a Person other than a Subsidiary of Holdings or net proceeds from the sale or issuance of Qualified Equity Interests of the BorrowerHoldings (or issuances of debt securities of Holdings or a Restricted Subsidiary that have been converted into or exchanged for any such Qualified Equity Interests of Holdings after the Amendment No. 10 Effective Date) (other than any amount designated as a Cure Amount or used for Equity Funded Employee Plan Costs) and designated by the Borrower to the Administrative Agent as an Excluded Contribution on theeach such date such capital contributions are made or such Equity Interests are sold or issued., in each case prior to such time minus (b) the aggregate amount of Investments made prior to such time pursuant to Section 7.02(v), minus (c) the aggregate principal amount of Indebtedness incurred prior to such time pursuant to Section 7.03(v)(B) minus (d) the aggregate amount of Restricted Payments made prior to such time pursuant to Section 7.06(k). “Excluded Deposit Account” means any DDA (i) used exclusively for payroll, payroll taxes, employee benefits or similar disbursements andor (ii) with an average monthly balance of less than $250,000500,000, not to exceed $1,000,0003,000,000 in the aggregate at any time for all DDAs that are Excluded Deposit Accounts pursuant to this clause (ii). “Excluded Pledged Subsidiary” means (a) any Subsidiary for which the pledge of its Equity Interests is prohibited by applicable Law or by Contractual Obligations (excluding any Contractual Obligations that relates to Credit Agreement Refinancing Indebtedness (as defined in the Term Loan Credit Agreement) or Permitted Ratio Debt) existing on the ClosingAmendment No. 10 Effective Date (or, in the case of a newly acquired Subsidiary, in existence at the time of acquisition but not entered into in contemplation thereof) or for which governmental (including regulatory) consent, approval, license or authorization would be required, (b) any other Subsidiary with respect to which, in the judgment of the Borrower and the Administrative Agent, the burden or cost or other consequences of the pledge of its Equity Interests shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (c) any not-for-profit Subsidiaries, and (d) any Subsidiary for which the pledge of its Equity Interests would result in any material adverse tax consequences for Holdings, the Borrower or any of its Restricted -47-

Subsidiaries, as reasonably determined by the Borrower, in consultation with the Administrative Agent. Notwithstanding the foregoing, in no event shall any Loan Party or any other Subsidiary that is an obligor under any Indebtedness incurred pursuant to Section 7.03(s) or 7.03(xSpecified Debt (other than Permitted Ratio Debt incurred in reliance on the Non-Guarantor Ratio Debt Basket (or any Permitted Refinancing Indebtedness in respect thereof)) be an Excluded Pledged Subsidiary. “Excluded Subsidiary” means (a) subject to Section 9.10 and 11.09, any Subsidiary that is not a wholly owned Subsidiary of the Borrower or a Guarantor, (b) any Subsidiary that is prohibited by applicable Law or by Contractual Obligations existing on the ClosingAmendment No. 10 Effective Date (or, in the case of any newly acquired Subsidiary, in existence at the time of acquisition but not entered into in contemplation thereof) from guaranteeing the Obligations or if guaranteeing the Obligation would require governmental (including regulatory) consent, approval, license or authorization, (c) any other Subsidiary with respect to which, in the judgment of the Borrower and the Administrative Agent, the burden or cost or other consequences of providing a Guarantee of the Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (d) any Foreign Subsidiary, (e) any non-for-profit Subsidiaries, (f) any Unrestricted Subsidiaries, (g) any Subsidiaries that are captive insurance companies, (h) any direct or indirect Domestic Subsidiary that has no material assets other than Equity Interests (including any Indebtedness treated as equity for U.S. federal income tax purposes) of one or more Foreign Subsidiaries that are CFCs, (i) any Domestic Subsidiary that is a direct or indirect Subsidiary of a Foreign Subsidiary that is a CFC and, (j) any Subsidiary that is not a Material Subsidiary and (k) any Subsidiary with respect to which the provision of a Guarantee of the Obligations would result in any material adverse tax consequences for Holdings, the Borrower or any of its Restricted Subsidiaries, as reasonably determined by the Borrower, in consultation with the Administrative Agent. Notwithstanding the foregoing, (i) in no event shall any Subsidiary that is an obligor under any Indebtedness incurred pursuant to Section 7.03(s) or 7.03(xSpecified Debt (other than Permitted Ratio Debt incurred in reliance on the Non-Guarantor Ratio Debt Basket (or any Permitted Refinancing Indebtedness in respect thereof)) be an Excluded Subsidiary., (ii) no Optional Guarantor shall constitute an Excluded Subsidiary unless and until released from constituting a Guarantor pursuant to Section 9.10 and 11.09 and (iii) no Additional Borrower shall constitute an Excluded Subsidiary. “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (for the avoidance of doubt, giving effect to all provisions of the Loan Documents at the time of such Guarantee or the grant of such security interest) at the time the Guarantee of such Loan Party or a grant by such Loan Party of a security interest, would otherwise have become effective with respect to such Swap Obligation but for such Loan Party’s failure to constitute an “eligible contract participant” at such time. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition. “Existing Revolver Tranche” has the meaning provided in Section 2.16(b). “Existing Credit Agreement” has the meaning provided Amendment No. 10. “Expiring Credit Commitment” has the meaning provided in Section 2.04(g). -48-

“Extended Revolving Credit Commitments” has the meaning provided in Section 2.16(b). “Extending Revolving Credit Lender” has the meaning provided in Section 2.16(c). “Extension” means the establishment of a Revolver Extension Series by amending a Loan pursuant to Section 2.16 and the applicable Extension Amendment. “Extension Amendment” has the meaning provided in Section 2.16(d). “Extension Election” has the meaning provided in Section 2.16(c). “EY” means Ernst & Young LLP “Facility” means the Revolving Credit Facility, a given Class of Incremental Revolving Credit Commitments, or a given Revolver Extension Series of Extended Revolving Credit Commitments, as the context may require. “FATCA” means current Sections 1471 through 1474 of the Code and any amended or successor version thereof that is substantively comparable and not materially more onerous to comply with, and any current or future Treasury Regulations or otherthereunder or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code as of the date of this Agreement (or any amended or successor version described above) and any intergovernmental agreements (and related legislation, rules or official administrative guidance promulgated thereunder) implementing the foregoing. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent; provided, further, that in no event shall the Federal Funds Rate be deemed less than zero. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States. “Fee Letter” means the Fee Letter, dated as of December 20, 2011, among Holdings and the Arrangers. “FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended. “First Lien Debt” means Indebtedness that is secured by a Lien on Fixed Asset Priority Collateral which is pari passu or senior to the Liens securing the Obligations on the Fixed Asset Priority Collateral (including, for the avoidance of doubt, the Indebtedness hereunder). “First Lien Incurrence Leverage Ratio Level” means, with respect to an incurrence of First Lien Debt as of any date, a Consolidated First Lien Net Leverage Ratio level as of such date not to -49-

exceed the greater of (x) 4.00:1.00 and (y) if such First Lien Debt is used to fund a Permitted Acquisition or similar Investment, the Consolidated First Lien Net Leverage Ratio as of such date prior to giving effect to such Permitted Acquisition or Investment. “First Post-Trident Borrowing Base Certificate” has the meaning assigned to such term in Amendment No. 10. “Fitch” means Fitch Ratings, Ltd., a division of Fitch, Inc., or any successor by merger or consolidation to its business. “Fixed Asset Administrative Agents” has the meaning assigned to such term in the Term Loan Intercreditor Agreement. “Fixed Asset Obligations” has the meaning assigned to such term in the Term Loan Intercreditor Agreement. “Fixed Asset Priority Collateral” has the meaning assigned to such term in the Term Loan Intercreditor Agreement. “Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto, and (v) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “Floor” means a rate of interest equal to 0.00% per annum. “Foreign IP Subsidiary” means one or more wholly owned Subsidiaries of any Loan Party (a) that is incorporated in Ireland, Switzerland or other jurisdictions reasonably acceptable to the Administrative Agent, (b) whose Equity Interests shall be pledged to the Administrative Agent to the extent required pursuant to Section 6.11 and (c)(i) whose Organization Documents do not prevent or otherwise limit, and whose jurisdiction of organization and applicable Law do not prevent or otherwise limit, the granting of Liens to the Administrative Agent on 65% of the Equity Interests of such wholly owned Subsidiaries, foreclosure under such Liens or any other exercise of remedies similar to the remedies set forth in the Collateral Documents in respect of capital stock and (ii) whose Organization Documents do not prevent or otherwise limit (except to the extent required by applicable Law), any payment by any wholly owned Subsidiary to any Loan Party (whether directly or indirectly through any wholly owned Subsidiary). “Foreign IP Transfer” means the transfer to one or more Foreign IP Subsidiaries of (a) any intellectual property to the extent registered in any jurisdiction other than the United States or any State thereof or the District of Columbia or (b) any unregistered intellectual property and all rights under manufacturing, distribution and other contracts, in each case to the extent such intellectual property and rights are used in or otherwise related to the development, marketing, manufacturing, packaging, handling, distribution or sale of products sold only outside of the United States. “Foreign Subsidiary” means any direct or indirect Restricted Subsidiary of the Borrower which is not a Domestic Subsidiary. -50-

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Pro Rata Share of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Pro Rata Share of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “FTC Order” means that certain FTC Decision and Order governing the scope, nature and extent and requirements of that certain Asset Purchase Agreement, dated as of August 14, 2014, by and between Medtech Products Inc. and the Buyer (as defined therein). “Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course. “Funded Debt” means all Indebtedness of the Borrower and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans. “GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the ClosingAmendment No. 10 Effective Date in GAAP or in the application thereof (including through conforming changes made consistent with IFRS) on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof (including through conforming changes made consistent with IFRS), then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith; provided, further, that, notwithstanding anything to the contrary contained herein or in the definition of “Capitalized Leases”, in the event of any change in GAAP or in the application thereof (including through conforming changes made consistent with IFRS) requiring all leases to be capitalized, only those leases (assuming for purposes hereof that such leases were in existence on the date hereof) that would constitute Capitalized Leases in conformity with GAAP on the date hereof shall be considered Capitalized Leases, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith.Lease Obligations”, “Capitalized Leases” or “Attributable Indebtedness” (x) for purposes of the financial statements are reporting required hereunder, effect shall be given to Accounting Standards Codification 842 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) (and related interpretations) (collectively “ASC 842”) and (y) notwithstanding clause (x) above, if the effect of ASC 842 would be material in calculating any financial ratio or test (including the Total Leverage Ratio, the Secured Leverage Ratio, the Consolidated First Lien Net Leverage Ratio and the Interest Coverage Ratio, the Borrower may elect to apply GAAP without giving effect to ASC 842 to the extent any lease (or similar arrangement conveying the right to use) would be required to be treated as a Capitalized Lease thereunder where such lease (or similar -51-

arrangement) would have been treated as an operating lease or otherwise under GAAP as in effect immediately prior to the effectiveness of the Accounting Standards Codification 842. “Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body (including without limitation a self-regulatory body), court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Granting Lender” has the meaning specified in Section 10.07(h). “Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligorPrimary Obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or monetary other obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligorPrimary Obligor so as to enable the primary obligorPrimary Obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guaranteed Obligations” has the meaning specified in Section 11.01. “Guarantor” has the meaning set forth in the definition of “Collateral and Guarantee Requirement” and shall include each Restricted Subsidiary that shall have become a Guarantor pursuant to Section 6.11. For avoidance of doubt, the Borrower in its sole discretion may cause any Restricted Subsidiary that is not a Guarantor to Guarantee the Obligations by causing such Restricted Subsidiary to execute a joinder to this Agreement in form and substance reasonably satisfactory to the Administrative Agent, and any such Restricted Subsidiary shall be a Guarantor, Loan Party and Subsidiary Guarantor hereunder for all purposes., as well as any Optional Guarantor. “Guaranty” means, collectively, the guaranty of the Obligations by the Guarantors pursuant to this Agreement. “Hazardous Materials” means all materials, pollutants, contaminants, chemicals, compounds, constituents, substances or wastes, in any form, including petroleum or petroleum distillates, asbestos or -52-

asbestos-containing materials, polychlorinated biphenyls, radon gas, mold, electromagnetic radio frequency or microwave emissions that are regulated pursuant to, or which could give rise to liability under, applicable Environmental Law. “Hedge Bank” has the meaning set forth in the definition of “ABL Pari Passu Hedge Agreement.” “Holdings” has the meaning specified in the introductory paragraph to this Agreement. “Honor Date” has the meaning set forth in Section 2.03(c)(i). “IFRS” means international accounting standards as promulgated by the International Accounting Standards Board. “Incremental Amendment” has the meaning set forth in Section 2.14(f). “Incremental Commitment Request” has the meaning set forth in Section 2.14(a). “Incremental Facility Closing Date” has the meaning set forth in Section 2.14(d). “Incremental Revolving Credit Commitments” has the meaning set forth in Section 2.14(a). “Incremental Revolving Credit Lender” has the meaning set forth in Section 2.14(c). “Incremental Revolving Loan” has the meaning set forth in Section 2.14(b). “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all outstanding letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person; (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts and accrued expenses payable in the ordinary course of business, (ii) any earn-out obligation until such obligation is not paid after becoming due and payable and (iii) accruals for payroll and other liabilities accrued in the ordinary course); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; -53-

(f) all Attributable Indebtedness; (g) all obligations of such Person in respect of Disqualified Equity Interests; (h) if and to the extent that the foregoing would constitute indebtedness or a liability in accordance with GAAP; and (i) to the extent not otherwise included above, all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall (A) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner, except to the extent such Person’s liability for such Indebtedness is otherwise limited and only to the extent such Indebtedness would be included in the calculation of Consolidated Total Net Debt and (B) in the case of the Borrower and its Subsidiaries, exclude all intercompany Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith. “Indemnified Liabilities” has the meaning set forth in Section 10.05. “Indemnified Taxes” means, with respect to any Agent or any Lender, all Taxes other than (i) any Taxes imposed on or measured by its net income, however denominated, and franchise (and similar) Taxes imposed on it in lieu of net income Taxes, imposed by a jurisdiction as a result of such recipient being organized in or having its principal office or applicable lending office in such jurisdiction, or as a result of any other connection between such Lender or Agent and such jurisdiction other than any connections arising solely from executing, delivering, being a party to, engaging in any transactions pursuant to, performing its obligations under, receiving payments under, and/or enforcing, any Loan Document, (ii) any Taxes (other than Taxes described in clause (i) above) imposed by a jurisdiction as a result of such recipient being organized in or having its principal office or applicable lending office in such jurisdiction, or as a result of any other connection between such Lender or Agent and such jurisdiction other than any connections arising solely from executing, delivering, being a party to, engaging in any transactions pursuant to, performing its obligations under, receiving payments under, and/or enforcing, any Loan Document[reserved], (iii) any Taxes attributable to the failure of such Agent or Lender to deliver the documentation required to be delivered pursuant to Section 3.01(d), (iv) any branch profits Taxes imposed by the United States under Section 884(a) of the Code, or any similar Tax, imposed by any jurisdiction described in clause (iii), (v) solely with respect to a Loan to the Borrower, in the case of a Lender (other than an assignee pursuant to a request by Borrower under Section 3.07(a)), any U.S. federal withholding Tax that is imposed pursuant to any Law in effect at the time the Lender becomes a party to this Agreementacquires the applicable interest in the applicable Commitment (or if such Lender acquires an applicable interest in a Loan other than by funding such Loan pursuant to a prior Commitment, on the date such Lender acquires the applicable interest in such Loan), or designates a new Lending Office, except to the extent such Lender (or its assignor, if any) was entitled, immediately prior to the time of designation of a new Lending Office (or assignment), to receive additional amounts or indemnification payments from the Borrower or any Guarantor with respect to such withholding Tax pursuant to Section 3.01, and (vi) any U.S. federal taxes imposed under FATCA. -54-

“Indemnitees” has the meaning set forth in Section 10.05. “Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the Borrower, qualified to perform the task for which it has been engaged and that is independent of the Borrower and its Affiliates. “Information” has the meaning set forth in Section 10.08. “Inside Maturity Basket” means, with respect to an aggregate principal amount of Permitted Ratio Debt incurred in reliance upon the “Inside Maturity Basket” in total, the greater of (x) $237,500,000 and (y) 50% of Consolidated EBITDA for the most recently completed Test Period. “Insight” means Insight Pharmaceuticals Corporation. “Insight Acquisition” means the acquisition of the Business (as defined in the Insight Acquisition Agreement (as in effect on April 25, 2014)) pursuant to the terms of the Insight Acquisition Agreement. “Insight Acquisition Agreement” means that certain Stock Purchase Agreement, dated as of April 25, 2014 (as amended, supplemented or modified from time to time), by and among Medtech Products Inc., Insight and the other parties listed on the signature pages thereto. “Intellectual Property Security Agreement” has the meaning set forth in the Security Agreement. “Intercompany Note” means a promissory note substantially in the form of Exhibit G. “Interest Payment Date” means, (a) as to any SOFR Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided that if any Interest Period for a SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made. “Interest Coverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated EBITDA for such Test Period to (b) Consolidated Interest Expense for such Test Period. “Interest Period” means, as to each SOFRany Loan or Borrowing, the period commencing on the date such SOFR Loan or Borrowing is disbursed or converted to or continued as a SOFR Loan and ending on the date one, three or six months thereafter or, to the extent agreed by each Lender of such SOFR Loan and consented to by the Administrative Agent, twelve months thereafter (in each case, subject to the availability thereof), as selected by the Borrower in its Committed Loan Notice; provided that: (i) (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; -55-

(ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; (iii) no Interest Period shall extend beyond the applicable Maturity Date; and (iv) no tenor that has been removed from this definition pursuant to Section 3.03(d) shall be available for specification in such Committed Loan Notice. “Internally Generated Cash” means, with respect to any Person, cash funds of such Person and its Restricted Subsidiaries not constituting (x) proceeds of the issuance of (or contributions in respect of) Equity Interests of such Person, (y) proceeds of the incurrence of Indebtedness (other than the incurrence of Revolving Credit Loans or extensions of credit under any other revolving credit or similar facility) by such Person or any of its Restricted Subsidiaries or (z) proceeds of Dispositions and Casualty Events. “Interest Payment Date” means, (a) as to any SOFR Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided that if any Interest Period for a SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates and (b) as to any Base Rate Loan (including a Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made. “Inventory” has the meaning assigned to such term in the Security Agreement. “Inventory Reserves” means any and all reserves which the Administrative Agent deems necessary, in its Permitted Discretion, to maintain (including, without limitation, reserves for slow moving Inventory, intercompany profits and Inventory shrinkage and Permitted Liens on any Eligible Inventory ranking prior to the Liens of the Administrative Agent for the benefit of the Secured Parties) with respect to the Inventory of the Borrower or any Subsidiary Guarantor. The Administrative Agent may, from time to time, in its Permitted Discretion, adjust Inventory Reserves used in computing the Borrowing Base upon not less than three (3) Business Day’s prior written notice to the Borrower (during which period the Administrative Agent shall be available to discuss any such proposed adjustments with the Borrower during normal business hours upon reasonable notice). “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person (excluding, in the case of the Borrower and its Restricted Subsidiaries, intercompany loans, advances, or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business) or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment at any time shall be the amount actually invested (measured at the time made), without adjustment for subsequent increases or decreases in the value of such Investment, less any Returns to the Borrower or a Restricted Subsidiary in respect of such Investment. -56-

-57- Moody’s Baa3 (stable) Ratings Agency S&P Minimum Rating Fitch BBB- (stable) BBB- (stable) “Investment Grade Rating” shall mean with respect to any Person, such Person has at least the minimum rating indicated below from two out of the three ratings agencies named below: “IP Rights” has the meaning set forth in Section 5.15. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit. “Junior Financing” has the meaning set forth in Section 7.13(a). “Junior Financing Documentation” means any documentation governing any Junior Financing. “Junior Lien Debt” means Indebtedness secured by a Lien on the Fixed Asset Priority Collateral that is contractually subordinated or junior to the Lien on such Indebtedness on the Fixed Asset Priority Collateral securing Fixed Asset Obligations (provided that the Obligations shall not be deemed to be Junior Lien Debt by reason of Term Loan Intercreditor Agreement). “Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time, including the latest maturity date of any Incremental Revolving Credit Commitment, or any Extended Revolving Credit Commitment, in each case as extended in accordance with this Agreement from time to time; provided that in each case, in determining the Latest Maturity Date, clause (i)(y) of the definition of “Maturity Date” will be disregarded. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority. “L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share or other applicable share provided for under this Agreement.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof. “L/C Issuer” means Citi and any other Lender that becomes an L/C Issuer in accordance with Section 2.03(k) or 10.07(j), in each case, in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder. “L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.11. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “LCA Election” shall have the meaning specified in Section 1.12. “LCA Test Date” shall have the meaning specified in Section 1.12. “Lender” has the meaning specified in the introductory paragraph to this Agreement and, as the context requires, includes an L/C Issuer and a Swing Line Lender, and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender.” “Lending Office” means, as to any Lender, such office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent. “Letter of Credit” means any letter of credit issued hereunder. A Letter of Credit may be a commercial letter of credit or a standby letter of credit; provided, however, that any commercial letter of credit issued hereunder shall provide solely for cash payment upon presentation of a sight draft. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the relevant L/C Issuer. “Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the Maturity Date then in effect for the applicable Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day). “Letter of Credit Sublimit” means an amount equal to the lesser of (a) $25,000,00030,000,000 and (b) the aggregate amount of the Revolving Credit Commitments. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to Real Property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing). -58-

“Limited Condition Transaction” shall mean (i) a Disposition, Permitted Acquisition or similar Investment by the Borrower and/one of its Restricted Subsidiaries of assets, business(es) or Person(s), (ii) designation of an Unrestricted Subsidiary, (iii) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness or Disqualified Equity Interests for which irrevocable notice has been given in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment, and/or (iv) any Restricted Payment as to which an irrevocable declaration has been made, in the case of each of clauses (i), (iii) and (iv) the consummation of which is not conditioned on the availability of, or obtaining, third party financing. “Line Cap” means, at any time, an amount equal to lesser of (i) the Aggregate Commitments at such time and (ii) the Borrowing Base at such time. “Loan” means an extension of credit under Article II by a Lender to the Borrower in the form of a Revolving Credit Loan or a Swing Line Loan (it being understood and agreed that Protective Advances shall be deemed to be Loans for all purposes hereunder). “Loan Documents” means, collectively, (i) this Agreement, (ii) the Notes, (iii) the Collateral Documents, (iv) any Incremental Amendment (including, for the avoidance of doubt, each of the amendments referenced on the cover hereto) or Extension Amendment, (v) each Letter of Credit Application, (vi) the Confidential Disclosure Letter and (vii) amendments and joinders to this Agreement. “Loan Parties” means, collectively, the Borrower, each Additional Borrower and each Guarantor. “Long Term Indebtedness” means, at any date, any Indebtedness that matures in a year or later after such date. “Margin Stock” shall have the meaning assigned to such term in Regulation U of the Board of Governors of the United States Federal Reserve System, or any successor thereto. “Master Agreement” has the meaning specified in the definition of “Swap Contract.” “Material Adverse Effect” means a (a) material adverse effect on the business, operations, assets or financial condition of the Borrower and its Restricted Subsidiaries, taken as a whole; (b) material adverse effect on the ability of the Loan Parties (taken as a whole) to fully and timely perform any of their payment obligations under any Loan Document to which the Borrower or any of the Loan Parties is a party; or (c) material adverse effect on the rights and remedies available to the Lenders or the Administrative Agent under any Loan Document. “Material Domestic Subsidiary” means a Material Subsidiary other than a Foreign Subsidiary. “Material Foreign Subsidiary” means a Material Subsidiary that is a Foreign Subsidiary. “Material Indebtedness” any Indebtedness of any Loan Party or any Restricted Subsidiary that has an aggregate principal amount greater than or equal to $125,000,000. -59-

“Material Intellectual Property” means any intellectual property that is material to the operation of the business of the Borrower and its Restricted Subsidiaries, taken as a whole. “Material Real Property” means any fee-owned real property located in the United States that is owned by any Loan Party and that has a fair market value in excess of $25,000,000 (at the Amendment No. 10 Effective Date or, with respect to real property acquired after the Amendment No. 10 Effective Date, at the time of acquisition, in each case, as reasonably estimated by the Borrower in good faith). “Material Domestic Subsidiary” means, at any date of determination, each of the Borrower’s Domestic Subsidiaries (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 2.55% of Total Assets at such date or (b) whose gross revenues for such Test Period were equal to or greater than 2.55% of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the ClosingAmendment No. 10 Effective Date, Domestic Subsidiaries that are not Guarantors solely because they do not meet the thresholds set forth in clausesclause (a) or (b) comprise in the aggregate more than 5.010% of Total Assets as of the end of the most recently ended fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.01 or more than 5.010% of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such Test Period, then the Borrower shall, not later than forty-five (45) days after the date by which financial statements for such quarter or Test Period are required to be delivered pursuant to this Agreement (or such longer period as the Administrative Agent may agree in its reasonable discretion), (i) designate in writing to the Administrative Agent one or more of such Domestic Subsidiaries as “Material Domestic Subsidiaries” to the extent required such that the foregoing condition ceases to be true and (ii) comply with the provisions of Section 6.11 applicable to such Subsidiary. “Material Foreign Subsidiary” means, at any date of determination, each of the Borrower’s Foreign Subsidiaries (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 2.5% of Total Assets at such date or (b) whose gross revenues for such Test Period were equal to or greater than 2.5% of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Closing Date, Foreign Subsidiaries not meeting the thresholds set forth in clauses (a) or (b) comprise in the aggregate more than 5.0% of Total Assets as of the end of the most recently ended fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.01 or more than 5.0% of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such Test Period, then the Borrower shall, not later than forty-five (45) days after the date by which financial statements for such quarter or Test Period are required to be delivered pursuant to this Agreement (or such longer period as the Administrative Agent may agree in its reasonable discretion), (i) designate in writing to the Administrative Agent one or more of such Foreign Subsidiaries as “Material Foreign Subsidiaries” to the extent required such that the foregoing condition ceases to be true and (ii) comply with the provisions of the definition of “Collateral and Guarantee Requirement.” “Material Indebtedness” any Indebtedness of any Loan Party or any Restricted Subsidiary that has an aggregate principal amount greater than or equal to $100,000,000. “Material Intellectual Property” means any intellectual property that is material to the operation of the business of the Borrower and its Restricted Subsidiaries, taken as a whole. “Material Real Property” means any fee-owned real property located in the United States that is owned by any Loan Party and that has a fair market value in excess of $5,000,000 (at the Closing Date -60-

or, with respect to real property acquired after the Closing Date, at the time of acquisition, in each case, as reasonably estimated by the Borrower in good faith). “Material Subsidiary” means any Material Domestic Subsidiary or any Material Foreign Subsidiary. “Maturity Date” means (i) with respect to the Revolving Credit Facility, the earlier of (x) the fifth anniversary of the Amendment No. 910 Effective Date and (y) the Springing Maturity Date, (ii) with respect to any tranche of Extended Revolving Credit Commitments, the final maturity date as specified in the applicable Revolver Extension Request accepted by the respective Lender or Lenders; and (iii) with respect to any Incremental Revolving Loans or Incremental Revolving Credit Commitments, the final maturity date as specified in the applicable Incremental Amendment; provided that, in each case, if such day is not a Business Day, the Maturity Date shall be the Business Day immediately succeeding such day. “Maximum Rate” has the meaning specified in Section 10.10. “Minimum Availability Period” means any period after the end of the DenTek Acquisition Period (a) commencing when Specified Excess Availability for any consecutive two calendar day period is less than the greater of (i) 10% of the lesser of (A) Aggregate Commitments and (B) the Borrowing Base and (ii) $15,000,00016,500,000 and (b) ending after Specified Excess Availability is at least the greater of (i) 10.0% of the lesser of (A) Aggregate Commitments and (B) the Borrowing Base and (ii) $15,000,00016,500,000 for a period of 30 consecutive days. “Monthly Reporting Period” means any period after the Amendment No. 9 Effective Date beginning on the date that is five (5) Business Days following the date when Specified Excess Availability is less than 80% of the lesser of (i) Aggregate Commitments and (ii) the Borrowing Base and ending on the date that is five (5) Business Days following the date when Specified Excess Availability is equal to or greater than 80% of the lesser of (i) Aggregate Commitments and (ii) the Borrowing Base. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgage Policies” has the meaning specified in the definition of “Collateral and Guarantee Requirement.” “Mortgaged Properties” has the meaning specified in the definition of “Collateral and Guarantee Requirement.” “Mortgages” means collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by the Loan Parties in favor or for the benefit of the Administrative Agent on behalf of the Secured Parties creating and evidencing a Lien on a Mortgaged Property in form and substance reasonably satisfactory to the Administrative Agent, and any other mortgages executed and delivered pursuant to SectionsSection 6.11 andor 6.13, in each case, as the same may from time to time be amended, restated, supplemented or otherwise modified. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which a Loan Party, any Restricted Subsidiary or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding six plan years, has made or been obligated to make contributions. -61-

“Net Orderly Liquidation Value” means, with respect to Inventory of any Person, the net orderly liquidation value thereof expected to be realized at an orderly, negotiated sale held within a reasonable period of time, net of all liquidation expenses, as determined in a manner reasonably acceptable to the Administrative Agent by an appraiser reasonably acceptable to the Administrative Agent (it being understood that the Net Orderly Liquidation Value shall be expressed as a percentage of such Inventory). “Net Proceeds” means: (a) 100% of the cash proceeds actually received by the Borrower or any of the Restricted Subsidiariesa Loan Party (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise and including casualty insurance settlements and condemnation awards, but in each case only as and when received) from any Disposition or Casualty Event, net of (i) attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith, (ii) the principal amount of any Indebtedness that is secured by a Lien (other than a Lien that ranks pari passu with or subordinated to the Liens securing the Obligations) on the asset subject to such Disposition or Casualty Event and that is required to be repaid in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents), together with any applicable premium, penalty, interest and breakage costs, (iii) in the case of any Disposition or Casualty Event by a non-wholly owned Restricted Subsidiary, the pro rata portion of the Net Proceeds thereof (calculated without regard to this clause (iii)) attributable to minority interests and not available for distribution to or for the account of the Borrower or a wholly owned Restricted SubsidiaryLoan Party as a result thereof, (iv) taxes paid or reasonably estimated to be payable as a result thereof, and (v) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (other than any taxes deducted pursuant to clause (i) above) (x) related to any of the applicable assets and (y) retained by the Borrower or any of the Restricted Subsidiariessuch Loan Party including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations (however, the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Proceeds of such Disposition or Casualty Event occurring on the date of such reduction); provided that, subject to the restrictions set forth in Section 7.05(j), if the Borrower shall deliver a certificate of a Responsible Officer of the Borrower to the Administrative Agent promptly following receipt of any such proceeds setting forth the Borrower’s good faith intention tosolely for the purposes of Section 7.05(m), such Loan Party may, use any portion of such proceeds to acquire, maintain, develop, construct, improve, upgrade or repair assets useful in the business of the Borrower or its Restricted Subsidiaries or to make Permitted Acquisitions or any acquisition of all or substantially all the assets of, or all the Equity Interests (other than directors’ qualifying shares) in, a Person or division or line of business of a Person (or any subsequent investment made in a Person, division or line of business previously acquired), in each case within 1215 months of such receipt, and any such portion of such proceeds so used shall not constitute Net Proceeds except to the extent not, within 1215 months of such receipt, so used or contractually committed to be so used (it being understood that if any portion of such proceeds are not so used within such 1215 month period but within such 1215-month period are contractually committed to be used, then upon the termination of such contract or if such Net Proceeds are not so used within the later of such 1215-month period and 180 days from the entry into such contractual commitment, such remaining portion shall constitute Net Proceeds as of the date of such termination or expiry -62-

without giving effect to this proviso); provided, further, that, solely in the case of Section 7.05(m), (A) no proceeds realized in a single transaction Disposition or Casualty Event (or series of related transactionsDispositions or Casualty Events) shall constitute Net Proceeds unless (x) such proceeds shall exceed the greater of (x) $17,500,000 or (y)37,500,000 and (y) 7.50% of Consolidated EBITDA for the most recently ended Test Period or (B) the aggregate net proceeds exceeds $35,000,000from all Dispositions and Casualty Events in any fiscal year exceeds the greater of (x) $75,000,000 and (y) 15% of Consolidated EBITDA for the most recently ended Test Period (and thereafter only net cash proceeds in excess of such amountamounts in clauses (A) and (B) shall constitute Net Proceeds under this clause (a)), and (b) 100% of the cash proceeds from the incurrence, issuance or sale by the Borrower or any of the Restricted Subsidiaries of any Indebtedness, net of all taxes paid or reasonably estimated to be payable as a result thereof and fees (including investment banking fees and discounts), commissions, costs and other expenses, in each case incurred in connection with such issuance or sale. For purposes of calculating the amount of Net Proceeds, fees, commissions and other costs and expenses payable to the Borrower shall be disregarded. “Nominal Shares” means (a) for any Foreign Subsidiary, nominal issuances of Equity Interests in an aggregate amount not to exceed 0.5% of the Equity Interests of such Foreign Subsidiary on a fully-diluted basis and (b) in any case, director’s qualifying shares, in each case to the extent such issuances are required by applicable Law. “Non-Consenting Lender” has the meaning set forth in Section 3.07(d). “Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender. “non-Expiring Credit Commitment” has the meaning provided in Section 2.04(g). “Non-extension Notice Date” has the meaning specified in Section 2.03(b)(iii). “Note” means a Revolving Credit Note or a Swing Line Note, as the context may require. “Notice of Intent to Cure” has the meaning set forth in Section 8.04. “Obligations” means all (x) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party and its Restricted Subsidiaries arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or Restricted Subsidiary of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding and (y) obligations of the Borrower or any Restrictedany Loan Party and any Subsidiary arising under any ABL Secured Hedge Agreement or any ABL Secured Treasury Services Agreement. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and of their Restricted Subsidiaries to the extent they have obligations under the Loan Documents) include (a) the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit fees, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document, including Erroneous Payment Subrogation Rights and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that -63-

any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party. Notwithstanding anything herein to the contrary, in no circumstances shall Excluded Swap Obligations constitute Obligations. “OID” means original issue discount. “Optional Guarantor” has the meaning set forth in Section 6.11(c). “Optional Guarantor Designation” has the meaning found in Section 6.11(c). “Optional Guarantor Effective Date” has the meaning found in Section 6.11(c). “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Taxes” has the meaning specified in Section 3.01(b). “Outstanding Amount” means (a) with respect to the Revolving Credit Loans, Swing Line Loans and Protective Advances on any date, the outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Credit Loans (including any refinancing of outstanding unpaid drawings under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing), Swing Line Loans and Protective Advances, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the outstanding Dollar Amount thereof on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit (including any refinancing of outstanding unpaid drawings under Letters of Credit or L/C Credit Extensions as a Revolving Credit Borrowing) or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date. “Overnight Rate” means, for any day, the greater of the Federal Funds Rate and an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. “Participant” has the meaning specified in Section 10.07(e). “Participant Register” has the meaning specified in Section 10.07(e). “Payment” has the meaning set forth in Section 9.15(a). “Payment Condition” means, with respect to any action taken pursuant to Section 6.14, Section 7.02(i), Section 7.02(xw), Section 7.03(s), Section 7.06(l) or Section 7.13(a)(v), (X) immediately after giving effect to such action, (I) Excess Availability is (and was for the period of 30 days immediately preceding such action) no less than the greater of (A) $30,625,000 (but with respect to any action taken pursuant to Section 7.06(l), $35,000,000) and (B) 17.5% (but with respect to any action taken pursuant to -64-

Section 7.06(l), 20%) of the lesser of (i) Aggregate Commitments and (ii) the Borrowing Base or (II) (x) Excess Availability is (and was for the period of 30 days immediately preceding such action) no less than the greater of (A) $21,875,000 (but with respect to any action taken pursuant to Section 7.06(l), $26,250,000) and (B) 12.5% (but with respect to any action taken pursuant to Section 7.06(l), 15%) of the lesser of (i) Aggregate Commitments and (ii) the Borrowing Base and (y) the Consolidated Fixed Charge Coverage Ratio for the most recently ended Test Period at the end of which financial statements were required to be delivered hereunder calculated on a Pro Forma Basis is greater than or equal to 1.00 to 1.00 and (Y) immediately before and after giving effect thereto, no Specified Default shall have occurred and be continuing. “Payment or Bankruptcy Event of Default” means an Event of Default under Section 8.01(a), 8.01(f) or 8.01(g). “Payment Recipient” has the meaning assigned to it in Section 9.15(a). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five (5) plan years. “Perfection Certificate” means a certificate in the form of Exhibit II to the Security Agreement or any other form reasonably approved by the Administrative Agent, as the same shall be supplemented from time to time. “Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR.” “Permitted Acquisition” has the meaning set forth in Section 7.02(i). “Permitted Discretion” means the Administrative Agent’s commercially reasonable judgment, exercised in good faith in accordance with its customary business practices for asset-based lending transactions reasonably comparable to the credit facility hereunder; provided that any standard of eligibility or reserve established or modified by the Administrative Agent shall have a reasonable relationship to circumstances, conditions, events or contingencies which are the basis for such standard of eligibility or reserve, as reasonably determined, without duplication, by the Administrative Agent in good faith. “Permitted Liens” means each Lien permitted under Section 7.01(a), (c), (d), (e), (f), (g), (h), (i), (j), (k), (n), (q), (r), (t), (y) or (ee). “Permitted Ratio Debt” means Indebtedness of the Borrower or any Restricted Subsidiary, provided that immediately after giving Pro Forma Effect thereto and to the use of the proceeds thereof, (i) no Event of Default shall be continuing or result therefrom[reserved], (ii) the Payment Condition shall be satisfied, (iii) the Total Leverage Ratio is no greater than 6.00:1.00 (but, in the event that Indebtedness is being incurred in reliance on clause (iv) of this definition at substantially the same time that Indebtedness is being incurred pursuant to clause (iii) of this definition, when calculating the Total Leverage Ratio for purposes of this clause (iii) to determine the permissibility of the incurrence of such -65-

Indebtedness pursuant to this clause (iii) at such time, it is understood and agreed that any Indebtedness so incurred at such time pursuant to clause (iv) of this definition shall be excluded from Consolidated Total Net Debt), (iv) if such Indebtedness is secured,(I) the aggregate principal amount of such Indebtedness incurred after the September 2014 Amendment ClosingNo. 10 Effective Date shall not exceed $350,000,000the Ratio Indebtedness Starter Basket (less any usage of the Ratio Indebtedness Starter Basket pursuant to Section 7.03(s)) minus the aggregate amount of all Incremental Revolving Credit CommitmentsIndebtedness incurred pursuant to Section 2.147.03(dx) hereof(b)(1) minus the aggregate amount of all incremental commitments or loansIncremental Revolving Credit Commitments that shall have become effective under the Term Loan Credit Agreement after the September 2014 Amendment Closing Date, (v) such Indebtedness does not mature prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time such Indebtedness is incurred, (vi) [reserved], (vii) such hereunder after the Amendment No. 10 Effective Date plus (II) an additional principal amount (X) comprising First Lien Debt so long as the Consolidated First Lien Net Leverage Ratio as of the date such Indebtedness is incurred is no more than the First Lien Incurrence Leverage Ratio Level after giving effect to any such incurrence (and any other Indebtedness then being incurred pursuant to a Ratio Debt Basket) on a Pro Forma Basis, (Y) comprising Junior Lien Debt so long as the Secured Leverage Ratio as of the date such Indebtedness is incurred is no more than the Secured Incurrence Leverage Ratio Level determined on the date such Indebtedness is incurred after giving effect to any such incurrence (and any other Indebtedness then being incurred pursuant to a Ratio Debt Basket) on a Pro Forma Basis and (Z) comprising Unsecured Debt so long as (I) the Total Leverage Ratio as of the date such Indebtedness is incurred is no more than the Unsecured Incurrence Leverage Ratio Level determined on the date such Indebtedness is incurred or (II) the Interest Coverage Ratio for the most recent ended Test Period ending on or prior to the date such Indebtedness is incurred is no less than the Unsecured Incurrence Coverage Ratio Level, in each case, after giving effect to any such incurrence (and any other Indebtedness then being incurred pursuant to a Ratio Debt Basket) on a Pro Forma Basis (any of the capacity for the incurrence of Permitted Ratio Debt referred to in clauses (iii)(II)(X), (Y) or (Z) shall be referred to as an “Ratio Debt Ratio Basket”), (iv) except for Permitted Ratio Debt incurred in reliance upon the Inside Maturity Basket, such Indebtedness has a maturity no earlier, and a Weighted Average Life to Maturity equal to or greater, than the Revolving Credit Facility , (v) such Indebtedness shall have terms and conditions (other than pricing, rate floors, discounts, fees, premiums and optional prepayment or redemption provisions) that are not materially less favorable (when taken as a whole) to the Borrower than the terms and conditions of the Term Loan Credit Agreement (as in effect on the Closing Date), (viiiDocuments (when taken as a whole) as reasonably determined by the Borrower, (vi) if such Indebtedness is incurred or guaranteed on a secured basis by a Loan Party, such Indebtedness is subject to the Term Loan Intercreditor Agreement in the capacity as Fixed Asset Obligations and (ixvii) any such Indebtedness incurred or guaranteed by a Restricted Subsidiary that is not a Loan Party, together with any Indebtedness incurred or guaranteed by a Restricted Subsidiary that is not a Loan Party pursuant to Section 7.03(g), does not exceed in the aggregate at any time outstanding the greater of (x) $65,000,000 and 2.00% of Total Assets118,750,000 and (y) 25% of Consolidated EBITDA for the most recently ended Test Period, in each case determined at the time of incurrence; provided that a certificate of the Borrower as to the satisfaction of the conditions described in clause (vii) above delivered at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirements of such clause (vii), shall be conclusive unless the Administrative Agent notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees). (the “Non-Guarantor Ratio Debt Basket”). “Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal, replacement, exchange or extension of any Indebtedness of such Person; provided -66-

that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed, replaced or extended except by an amount equal to unpaid accrued interest and premium thereon plus other amounts owing or paid related to such Indebtedness, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal, replacement or extension and by an amount equal to any existing commitments unutilized thereunder, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), such modification, refinancing, refunding, renewal, replacement or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended, (c) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Sections 7.03(e) or (f), at the time thereof, no Event of Default shall have occurred and be continuing, (d) if such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subordinated in right of payment to the Obligations, to the extent such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal, replacement or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended and (e) notwithstanding anything contained in Section 7.03(c), such modification, refinancing, refunding, renewal, replacement or extension is incurred by one or more Persons who is an obligor of the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established or maintained by any Loan Party or any Restricted Subsidiary or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate. “Platform” has the meaning set forth in Section 6.01(d). “Pledged Debt” has the meaning set forth in the Security Agreement. “Pledged Equity” has the meaning set forth in the Security Agreement. “primary obligorPrimary Obligor” has the meaning specifiedset forth in the definition of “Guarantee.” “Proceeding” has the meaning set forth in Section 10.05. “Proceeds” has the meaning set forth in Section 9-102(a)(64) of the UCC. “Pro Forma Balance Sheet” has the meaning set forth in Section 5.05(c). “Pro Forma Basis” and “Pro Forma Effect” means, with respect to compliance with any test or covenant or calculation of any ratio hereunder, the determination or calculation of such test, covenant or ratio (including in connection with Specified Transactions) in accordance with Section 1.09. “Pro Forma Financial Statements” has the meaning set forth in Section 5.05(c). -67-

“Prohibited Lender” has the meaning specified in Section 2.19(e). “Pro Rata Share” means, with respect to each Lender, at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments of such Lender under the applicable Facility or Facilities at such time and the denominator of which is the amount of the Aggregate Commitments under the applicable Facility or Facilities at such time; provided that, in the case of the Revolving Credit Facility, if such Commitments have been terminated, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof. “Projections” has the meaning set forth in Section 6.01(c). “Protective Advances” has the meaning set forth in Section 2.18(a). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning set forth in Section 6.01(d). “QFC” has the meaning specified in Section 10.22(b). “QFC Credit Support” has the meaning set forth in Section 10.22. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party with total assets exceeding $10,000,000 or that qualifies at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time under § 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Ratio Debt Basket” means either an Term Loan Incremental Ratio Basket or a Ratio Debt Ratio Basket. “Ratio Debt Ratio Basket” has the meaning set forth in the definition of Permitted Ratio Debt. “Ratio Indebtedness Starter Basket” means the greater of (x) $475,000,000 and (y) 100% of Consolidated EBITDA for the most recently ended Test Period “Real Property” means, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or otherwise held by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof. “Refinancing” means the prepayment of all indebtedness under that certain Credit Agreement, dated as of March 24, 2010 (as amended, restated, supplemented, or modified from time to time prior to -68-

the Closing Date), among the Borrower, Holdings, Bank of America, N.A., as administrative agent and collateral agent, the lenders party thereto, and the other agents party thereto, shall have been paid in full, and all commitments, security interests and guaranties in connection therewith shall have been terminated and released. “Register” has the meaning set forth in Section 10.07(d). “Registered Equivalent Notes” means, with respect to any notes originally issued in an offering pursuant to Rule 144A under the Securities Act or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, brokers, trustees, administrators, managers, advisors and representatives, including accountants, auditors and legal counsel, of such Person and of such Person’s Affiliates. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing or migrating in, into, onto or through the Environment or from or through any facility, property or equipment. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, or any successor thereto. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the otherwise applicable notice period has been waived by regulation or otherwise by the PBGC. “Request for Credit Extension” means (a) with respect to a Borrowing, continuation or conversion of Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice. “Required Class Lenders” means, with respect to any Class on any date of determination, Lenders having more than 50% of the sum of (i) the outstanding Loans under such Class and (ii) the aggregate Unused Commitments under such Facility (provided that such unused Commitments shall not have been established primarily to influence voting under any Loan Document). “Required Facility Lenders” mean, as of any date of determination, with respect to any Facility, Lenders having more than 50% of the sum of (a) the Total Outstandings under such Facility (with the aggregate Dollar Amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans, as applicable, under such Facility being deemed “held” by such Lender for purposes of this definition) and (b) the aggregate Unused Commitments (provided that such unused Commitments shall not have been established primarily to influence voting under any Loan Document) under such Facility; provided that the Unused Commitments of, and the portion of the Total Outstandings under such Facility held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of the Required Facility Lenders. “Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings (with the aggregate Dollar Amount of each Lender’s risk -69-

participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition), and (b) aggregate unused Revolving Credit Commitments (provided that such unused Commitments shall not have been established primarily to influence voting under any Loan Document); provided that the unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Reserves” means any and all reserves (including, without limitation, Account Reserves and Inventory Reserves) which the Administrative Agent deems necessary, in its Permitted Discretion, to maintain (including, without limitation, reserves for liabilities secured by Liens on Collateral included in the Borrowing Base, which Liens are senior to the Administrative Agent’s Liens, reserves for rent at locations leased by the Borrower or any Subsidiary Guarantor and for consignee’s, warehousemen’s and bailee’s charges (unless a Collateral Access Agreement shall be in effect with respect to the subject property) and provided that such reserves for any such location shall not exceed the amount advanced against Eligible Inventory located at such location, reserves for ABL Pari Passu Hedge Agreements, reserves for ABL Pari Passu Treasury Services Agreements) with respect to the Collateral of the Borrower or any Subsidiary Guarantorincluded as part of the Borrowing Base. The Administrative Agent may, from time to time, in its Permitted Discretion, (x) other than with respect to reserves for ABL Pari Passu Hedge Agreements and ABL Pari Passu Treasury Services Agreements, adjust Reserves upon not less than three (3) Business Days’ prior written notice to the Borrower (during which period the Administrative Agent shall be available to discuss any such proposed adjustments with the Borrower during normal business hours upon reasonable notice) and (y) with respect to reserves for ABL Pari Passu Hedge Agreements and ABL Pari Passu Treasury Services Agreements, adjust Reserves upon same-day notice to the Borrower. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, chief administrative officer, secretary or assistant secretary, treasurer or assistant treasurer or other similar officer of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Cash” means cash and Cash Equivalents held by Restricted Subsidiaries that is contractually restricted from being distributed to the Borrower. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of the BorrowerHoldings or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the Borrower’sHoldings’s or a Restricted Subsidiary’s stockholders, partners or members (or the equivalent Persons thereof). “Restricted Subsidiary” means any Subsidiary of Holdings other than an Unrestricted Subsidiary. -70-

“Retained Percentage” means, with respect to any Excess Cash Flow Period (a) 100% minus (b) the Applicable ECF Percentage with respect to such Excess Cash Flow Period. “Returns” means, with respect to any Investment, any dividends, distributions, interest, fees, premium, return of capital, repayment of principal, income, profits (from a Disposition or otherwise) and other amounts received or realized in respect of such Investment. “Revolver Extension Request” has the meaning provided in Section 2.16(b). “Revolver Extension Series” has the meaning provided in Section 2.16(b). “Revolving Commitment Increase” has the meaning set forth in Section 2.14(a). “Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of SOFR Loans, having the same Interest Period, made by each of the Revolving Credit Lenders pursuant to Section 2.01(b). “Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name in Schedule I to Amendment No. 910 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14 and Section 10.07(b)). The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $200,000,000225,000,000 on the Amendment No. 910 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement. “Revolving Credit Exposure” means, as to each Revolving Credit Lender, the sum of the amount of the Outstanding Amount of such Revolving Credit Lender’s Revolving Credit Loans and its Pro Rata Share or other applicable share provided for under this Agreement of the Dollar Amount of the L/C Obligations and the Swing Line Obligations and Protective Advances at such time. “Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Commitments at such time. “Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment at such time or, if Revolving Credit Commitments have terminated, Revolving Credit Exposure. “Revolving Credit Loan” has the meaning set forth in Section 2.01(b). “Revolving Credit Note” means a promissory note of the Borrower payable to any Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit C-1 hereto, evidencing the aggregate Indebtedness of the Borrower to such Revolving Credit Lender resulting from the Revolving Credit Loans made by such Revolving Credit Lender to the Borrower. “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto. -71-

“Same Day Funds” means immediately available funds. “Sanctions” has the meaning specified in Section 5.18(c). “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Incurrence Leverage Ratio Level” means, with respect to an incurrence of Junior Lien Debt as of any date, a Secured Net Leverage Ratio level not to exceed the greater of (x) 5.00:1.00 and (y) if such Junior Lien Debt is used to fund a Permitted Acquisition or similar Investment, the Secured Net Leverage Ratio as of such date prior to giving effect to such Permitted Acquisition or Investment. “Secured Leverage Ratio” means, with respect to any Test Periodas of any date of determination, the ratio of (a) Consolidated Secured Net Debt as of the last day of such Test Period todate (b) Consolidated EBITDA for suchthe most recent Test Period for which financial statements are available ending on or prior to such date. “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Hedge Banks, Cash Management Banks and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05. “Securities Act” means the Securities Act of 1933, as amended. “Security Agreement” means an ABL Security Agreement substantially in the form of Exhibit F.security agreement dated as of the Closing Date, as amended through Amendment no. 10 Effective Date. “Security Agreement Supplement” has the meaning specified in the Security Agreement. “Seller” has the meaning specified in the preliminary statements to this Agreement. “Senior Indebtedness” has the meaning set forth in Section 10.01(j). “Senior Lien Indebtedness” has the meaning set forth in Section 10.01(j). “Senior Notes” means the $250,000,000 in aggregate principal amount of the Borrower’s 8.125% senior unsecured notes due 2020 and any Registered Equivalent Notes having substantially identical terms and issued pursuant to the Senior Notes Indenture in exchange for the initial, unregistered senior unsecured notes. “Senior Notes Indenture” means the Indenture for the Senior Notes, dated as of January 31, 2012, between the Borrower and U.S. Bank, National Association, as trustee, as the same may be amended, modified, supplemented, replace or refinanced to the extent not prohibited by this Agreement. “September 2014 Amendment Closing Date” means September 3, 2014, the date on which all conditions precedent set forth in Section 3 of Amendment No. 3 are satisfied. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. -72-

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing. “SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate.” “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the assets of such Person and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of such Person and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) such Person and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured and (d) such Person and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital. The amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability. “SPC” has the meaning specified in Section 10.07(h). “Specified Debt” means (i) the 2028 Notes, (ii) the 2031 Notes, (iii) any Term Loan Facility Indebtedness, (vii) any Permitted Ratio Debt or (viii) any Permitted Refinancing of any Indebtedness referred to in any of clause (i) through (vii) of this definition; provided that notwithstanding the foregoing, no asset-based Indebtedness of any Foreign Subsidiary and no working capital revolving line of credit of any Foreign Subsidiary shall constitute Specified Debt. “Specified Default” means any (A) an Event of Default arising from a failure to comply with any of Section 6.01(a), 6.01(b), 6.02(a), 6.02(f), 6,17, 6.18, 6.19(d) or 7.11, (B) an Event of Default arising under Section 8.01(d) (but solely to the extent that the applicable representation, warranty, certification or statement of fact relates to a Borrowing Base Certificate) or (C) any Payment or Bankruptcy Event of Default. “Specified Excess Availability” means, at any time, the sum of (i) Excess Availability at such time and (ii) the positive difference (if any) by which the Borrowing Base at such time exceeds the Aggregate Commitments at such time, up to an amount not to exceed 5% of the Aggregate Commitments at such time. “Specified Junior Financing Obligations” means any obligations in respect of any Junior Financing in respect of which any Loan Party is an obligor in a principal amount in excess of the Threshold Amount. “Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 11.11 hereof). “Specified Representations” means those representations and warranties made by the Borrower in Sections 5.01(a) (as to the Borrower and Guarantors (giving pro forma effect to the subject transactions), 5.01(b)(ii), 5.02(a), 5.02(b)(i), 5.02(b)(iii),(relating to the incurrence of Loans, giving of guarantees hereunder and granting of security interests required by the Loan Documents), 5.03 (to the -73-

-74- Moody’s Ba3 (stable) Ratings Agency S&P Minimum Rating Fitch BB- (stable) BB- (stable) extent related to consents or approvals under Organization Documents of any Loan Party or under any material Law and relating to the incurrence of Loans, giving of guarantees hereunder and granting of security interests required hereby), 5.04, 5.12, 5.16, 5.17, 5.18 and 5.19 (subject, in the case of Section 5.19, to the proviso at the end of Section 4.01(a)). “Specified Transaction” means the Trident Acquisition, the Trust Acquisition or any Investment that results in a Person becoming a Restricted Subsidiary, any designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary, any Permitted Acquisition or any Disposition that results in a Restricted Subsidiary ceasing to be a Subsidiary of the Borrower, any Investment constituting an acquisition of assets constituting a business unit, line of business or division of, or all or substantially all of the Equity Interests of, another Person or any Disposition of a business unit, line of business or division of the Borrower or a Restricted Subsidiary, in each case whether by merger, consolidation, amalgamation or otherwise, or any incurrence or repayment of Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facility or line of credit), Restricted Payment, Incremental Revolving Credit Commitment or Incremental Revolving Loan that by the terms of this Agreement requires such test to be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect.” “Speculative Grade Rating” shall mean with respect to any Person, such Person has at least the minimum rating indicated below from two out of the three ratings agencies named below: “Split Brands” means the Debrox and Gly-Oxide brands. “Split Brands Acquisition” has the meaning specified in the preliminary statements to this Agreement. “Split Brands Acquisition Agreement” has the meaning specified in the preliminary statements to this Agreement. “Split Brands Cutoff Date” means July 31, 2012. “Springing Maturity Date” means 91 days prior to the date of any scheduled repayment of Material Indebtedness (as such date of scheduled repayment of such Material Indebtedness may be accelerated or otherwise moved to an earlier date as a result of any Indebtedness (other than such Material Indebtedness) not being repaid or refinanced). “Subject Acquisition” has the meaning specified in the definition of “Borrowing Base”. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which (i) a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, (ii) more than half of the issued share capital is at the time beneficially owned or (iii) the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower. “Subsidiary Guarantor” means any Guarantor other than Holdings. “Successor Company” has the meaning specified in Section 7.04(d). “Supermajority Lenders” means, at any time, Lenders (other than Defaulting Lenders) having Commitments aggregating more than 66⅔% of the Aggregate Commitments, or if the Commitments have been terminated, Lenders (other than Defaulting Lenders) whose percentage of the Outstanding Amount of all Revolving Credit Loans, Swing Line Loans and all L/C Obligations (with the aggregate Dollar Amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition) aggregate more than 66⅔% of such Outstanding Amount. “Supported QFC” has the meaning set forth in Section 10.22. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Obligations” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04. “Swing Line Facility” means the swing line loan facility made available by the Swing Line Lenders pursuant to Section 2.04. -75-

“Swing Line Lender” means Citi, in its capacity as provider of Swing Line Loans or any successor swing line lender hereunder. “Swing Line Loan” has the meaning specified in Section 2.04(a). “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B hereto. “Swing Line Note” means a promissory note of the Borrower payable to any Swing Line Lender or its registered assigns, in substantially the form of Exhibit C-2 hereto, evidencing the aggregate Indebtedness of the Borrower to such Swing Line Lender resulting from the Swing Line Loans. “Swing Line Obligations” means, as at any date of determination, the aggregate principal amount of all Swing Line Loans outstanding. “Swing Line Sublimit” means an amount equal to the lesser of (a) $15,000,00020,000,000 and (b) the aggregate amount of the Revolving Credit Commitments. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Commitments. “Syndication Agent” means Morgan Stanley Senior Funding, Inc., in its capacity as syndication agent. “Tax Group” has the meaning specified in Section 7.06(h)(iii). “Taxes” means all present or future taxes, duties, levies, imposts, assessments or withholdings imposed by any Governmental Authority including interest, penalties and additions to tax. “Term Agent” means Citibank, N.A., in its capacity as administrative agent under the Term Loan Credit Agreement Documentation, or any successor administrative agent or collateral agent under the Term Loan Credit Agreement Documentation. “Term Loan Acquisition BorrowingB-1 Loans” has the meaning specified in the preliminary statements to thisassigned to such term in the Term Loan Credit Agreement. “Term B-1 Closing Date” has the meaning assigned to such term in the Term Loan Credit Agreement. “Term Loan Credit Agreement” means that certain credit agreement dated as of the ClosingAmendment No. 10 Effective Date, among Holdings, the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and the Term Agent, as the same may be amended, restated, modified, supplemented, extended, renewed, refunded, replaced or refinanced from time to time in one or more agreements (in each case with the same or new lenders, institutional investors or agents), including any agreement extending the maturity thereof or otherwise restructuring all or any portion of the Indebtedness thereunder or increasing the amount loaned or issued thereunder or altering the maturity thereof, in each case as and to the extent permitted by this Agreement and the Term Loan Intercreditor Agreement.; provided that, for the avoidance of doubt, a refinancing or replacement of a Term Loan Credit Agreement with another term loan or non-asset backed loan agreement that is not simultaneous with the termination or of the then-existing Term Loan Credit Agreement may constitute a “Term Loan Credit Agreement” for the purposes of the Loan Documents notwithstanding such lack of simultaneity in such refinancing or replacement. -76-

“Term Loan Credit Agreement Documentation” means the Term Loan Credit Agreement and all security agreements, guarantees, pledge agreements and other agreements or instruments executed in connection therewith. “Term Loan Facility Indebtedness” means (i) Indebtedness of Holdings, the Borrower or any Restricted Subsidiary outstanding under the Term Loan Credit Agreement Documentation and (ii) any Swap Contract permitted pursuant to Article VII hereof that is entered into by and between the Borrower or any Restricted Subsidiary and any Person that is a lender or administrative agent under the Term Loan Credit Agreement or an Affiliate of a lender or administrative agent under the Term Loan Credit Agreement at the time such Swap Contract is entered into; provided that no ABL Hedge Agreement shall constitute Term Loan Facility Indebtedness referred to in clause (ii) of this definition. “Term Loan Incremental Ratio Basket” has the meaning specified in Section 7.03(x). “Term Loan Intercreditor Agreement” means that certain Intercreditor Agreement substantially in the form of Exhibit L hereof, dated as of the date hereofAmendment No. 10 Effective Date, among the administrative agent under the Term Loan Credit Agreement, the Administrative Agent on behalf of the Secured Parties, and the Loan Parties, as amended and in effect from time to time. “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, thea “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, thea “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. -77-

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Test Period” means, subject to Section 1.09(a) for any date of determination under this Agreement, the four consecutive fiscal quarters of the BorrowerHoldings most recently ended as of such date of determination. “Threshold Amount” means the greater of (x) $42,500,00095,000,000 and (y) 20.0% of Consolidated EBITDA for the most recently ended Test Period. “Total Assets” means the total assets of the Borrower and the Restricted Subsidiaries on a consolidated basis in accordance with GAAP, as shown on the most recent balance sheet of the Borrower delivered pursuant to Section 6.01(a) or (b) or, for the period prior to the time any such statements are so delivered pursuant to Section 6.01(a) or (b), the Pro Forma Financial Statements. “Total Leverage Ratio” means, with respect to any Test Periodas of any date of determination, the ratio of (a) Consolidated Total Net Debt as of the last day of such Test Period todate (b) Consolidated EBITDA for suchthe most recent Test Period for which financial statements are available ending on or prior to such date. “Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations. “Trade Date” has the meaning assigned to such term in Section 10.07(m). “Transaction Expenses” means any fees or expenses incurred or paid by Holdings, the Borrower or any of their respective Subsidiaries in connection with the Transactions (including expenses in connection with hedging transactions), this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby. “Transactions” means, collectively, (a) the Trident Acquisition and other related transactions contemplated by the Trident Acquisition Agreement, (b) the issuance of the Senior Notes, (c) the funding of the term loans underTerm B Loans (as defined in the Term Loan Credit Agreement) on the Closing Date and the execution and delivery of Loan Documents to be entered into on the Closing Date, (d) the Refinancing and (e) Amendment No. 10 Effective Date, (c) the Trust Acquisition and other related transactions contemplated by the Trust Acquisition Agreement, (d) the funding of the Term B-1 Loans on the Term B-1 Closing Date, (e) the execution and delivery by Holdings and the Subsidiaries party thereto of Amendment No. 10 and (f) the payment of Transaction Expenses. “Transferred Guarantor” has the meaning specified in Section 11.09. “Trident Acquired Business” means the Business (as defined in the Trident Acquisition Agreement). “Trident Acquired Business Annual Financial Statements” means the audited consolidated balance sheet of the Trident Acquired Business as of December 31, 2025 and the related consolidated audited statements of income, changes in equity and cash flows for the year then ended, audited by EY. -78-

“Trident Acquired Business Unaudited Financial Statements” the unaudited balance sheet of the Trident Acquired Business and related unaudited statements of income, statement of comprehensive income and cash flows for each fiscal quarter and year-to-date period for each fiscal quarter ending after December 31, 2025 and at least 45 days prior to the Amendment No. 10 Effective Date, as reviewed by EY. “Trident Acquisition” has the meaning specified in the definition of Trident Acquisition Agreement. “Trident Acquisition Agreement” means that certain asset purchase agreement dated as of March 19, 2026 by and between Borrower, as buyer, and Foundation Consumer Brands, LLC, a Delaware limited liability company, as seller, the Borrower will acquire (the “Trident Acquisition”) the Transferred Assets (as defined in the Trident Acquisition Agreement). “Trust Acquisition Agreement” means that certain sale and purchase deed dated as of May 10, 2026 by and among PBH Australia Company Pty Limited ACN 164 608 646, a wholly-owned subsidiary of Borrower, as buyer (in such capacity, the “Trust Buyer”), Tailor Investments Pty Limited ACN 077 580 244 as trustee for Steven Sher Family Trust and Standive Pty Limited ACN 103 613 154 as trustee for Morris & Lucille Sher Family Trust, as the sellers (collectively, the “Trust Seller”) and the other parties thereto. “Trust Acquisition” means the acquisition by the Trust Buyer of the Sale Shares (as defined in the Trust Acquisition Agreement). “Trust Buyer” has the meaning specified in the definition of “Trust Acquisition Agreement.” “Trust Seller” has the meaning specified in the definition of “Trust Acquisition Agreement.” “Type” means, with respect to a Loan, its character as a Base Rate Loan or a SOFR Loan. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral. “United States” and “U.S.” mean the United States of America. -79-

“United States Tax Compliance Certificate” has the meaning set forth in Section 3.01(d)(ii)(C) and is in substantially the form of Exhibit I hereto. “Unreimbursed Amount” has the meaning set forth in Section 2.03(c)(i). “Unrestricted Subsidiary” means any Subsidiary of the Borrower (other than an Additional Borrower) designated by the board of directors of the Borrower as an Unrestricted Subsidiary pursuant to Section 6.14 subsequent to the ClosingAmendment No. 10 Effective Date. “Unsecured Debt” means unsecured Indebtedness. “Unsecured Incurrence Coverage Ratio Level” means, with respect to an incurrence of Unsecured Debt as of any date, an Interest Coverage Ratio as of such date of not less than the lesser of (x) 2:00:1.00 and (y) if such Unsecured Debt is used to fund a Permitted Acquisition or similar Investment, the Interest Coverage Ratio as of such date prior to giving effect to such Permitted Acquisition or Investment. “Unsecured Incurrence Leverage Ratio Level” means, with respect to an incurrence of Unsecured Debt as of any date, a Total Leverage Ratio level as of such date not to exceed the greater of (x) 6.00:1.00 and (y) if such Unsecured Debt is used to fund a Permitted Acquisition or similar Investment, the Total Leverage Ratio as of such date prior to giving effect to such Permitted Acquisition or Investment. “Unused Commitment” means, on any day, (a) the then Aggregate Commitments minus (b) the sum of (i) the principal amount of Loans of the Borrower then outstanding and (ii) the then L/C Obligations. “USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Special Resolution Regimes” has the meaning set forth in Section 10.22. “Weekly Reporting Period” means any period after the end of the DenTek Acquisition Period beginning on the date that is five (5) Business Days following the date when the Specified Excess Availability is less than the greater of (x) 10.0% of the lesser of (i) Aggregate Commitments and (ii) the Borrowing Base and (y) $15,000,00016,500,000 and ending on the date that is five (5) Business Days following the date when the Specified Excess Availability is equal to or greater than the greater of (x) 10.0% of the lesser of (i) Aggregate Commitments and (ii) the Borrowing Base and (y) $15,000,00016,500,000. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then outstanding principal amount of such Indebtedness; provided that in determining the Weighted -80-

Average Life to Maturity of the Revolving Credit Facility, clause (i)(y) of the definition of “Maturity Date” shall be disregarded. “wholly owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person. “Winter 2017 Refinancing” means the prepayment of all amounts outstanding under (i) that certain Amended and Restated Loan and Security Agreement, dated as of December 15, 2015, by and among C.B. Fleet Company, Incorporated, as borrower, C.B. Fleet, LLC, as holdings, the other loan parties party thereto, the lenders and financial institutions party thereto and GCI Capital Markets LLC, as agent, (ii) that certain Amended and Restated Note Purchase and Guarantee Agreement, dated as of December 15, 2015 with respect to the notes due December 15, 2022, by and among C.B. Fleet Company, Incorporated, as issuer, C.B. Fleet, LLC, as holdings, the other guarantors party thereto and the purchasers named in the purchaser schedule attached thereto and (iii) that certain Amended and Restated Note Purchase Agreement, dated as of December 15, 2015 with respect to the notes due December 15, 2023, by and among C.B. Fleet HoldCo, LLC, a Delaware limited liability company, as issuer and the purchasers named in the purchaser schedule attached thereto, and, in the case of each of clauses (i) through (iii) all commitments, security interests and guaranties in connection therewith shall have been terminated and released. “Winter 2017 Transaction Expenses” means any fees or expenses incurred or paid by Holdings, the Borrower or any of their respective Subsidiaries in connection with the Winter 2017 Transactions (including expenses in connection with hedging transactions), Amendment No. 4 to the Term Loan Credit Agreement and the transactions contemplated hereby and thereby (including Amendment No. 6 to this Agreement). “Winter 2017 Transactions” means, collectively, (a) the C.B. Fleet Acquisition, (b) the funding of the term loans on the Amendment No. 6 Effective Date and the execution and delivery of Amendment No. 4 to the Term Loan Credit Agreement, (c) the execution and delivery by the Borrower and the Subsidiaries party thereto of Amendment No. 6 to this Agreement, (d) the Winter 2017 Refinancing and (e) the payment of Winter 2017 Transaction Expenses. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. -81-

Section 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof. (c) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears. (d) The term “including” is by way of example and not limitation. (e) The word “or” is not exclusive. (f) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. (g) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.” (h) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (i) For purposes of determining compliance with any Section of Article VII at any time, in the event that any Lien, Investment, Indebtedness (whether at the time of incurrence or upon application of all or a portion of the proceeds thereof), Disposition, Restricted Payment, Affiliate transaction, Contractual Obligation or prepayment of Indebtedness meets the criteria of one or more than one of the categories of transactions permitted pursuant to any clause of such Sections, such transaction (or portion thereof) at any time shall be permitted under one or more of such clauses as determined by the Borrower in its sole discretion at such time. Section 1.03 Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant contained in any Loan Document, Indebtedness of the Borrower and its Restricted Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. -82-

Section 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding up if there is no nearest number). Section 1.05 References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted by the Loan Documents; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law. Section 1.06 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). Section 1.07 Timing of Payment of Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day. Section 1.08 Cumulative Credit and Excluded Contribution Transactions. If more than one action occurs on any given date the permissibility of the taking of which is determined hereunder by reference to the amount of the Cumulative Credit or Excluded Contributions immediately prior to the taking of such action, the permissibility of the taking of each such action shall be determined independently (with capacity therefor under the Cumulative Credit or Excluded Contributions, as the case may be, correspondingly reduced) and in no event may any two or more such actions be treated as occurring simultaneously . Section 1.09 Pro Forma and Certain Other Calculations. (a) Notwithstanding anything to the contrary herein, financial ratios and tests, including the Total Leverage Ratio, the Secured Leverage Ratio, the Consolidated First Lien Net Leverage Ratio and, the Consolidated Fixed Charge Coverage Ratio and the Interest Coverage Ratio shall be calculated in the manner prescribed by this Section 1.09; provided that notwithstanding anything to the contrary in clauses (b), (c) or (d) of this Section 1.09, when calculating the Consolidated First Lien Net Leverage Ratio, the Total Leverage Ratio and the Consolidated Fixed Charge Coverage Ratio, each as applicable, for purposes of (i) the definition of “Applicable ECF Percentage” and (ii) determining actual compliance (and not whether the Payment Condition has been satisfied) with Section 7.11, the events described in -83-

this Section 1.09 that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect. In addition, whenever a financial ratio or test is to be calculated on a pro forma basis or Pro Forma Basis, the reference to the “Test Period” for purposes of calculating such financial ratio or test shall be deemed to be a reference to, and shall be based on, the most recently ended Test Period for which internal financial statements of the Borrower are available (as determined in good faith by the Borrower); provided that, the provisions of this sentence shall not apply for purposes of calculating the Consolidated First Lien Net Leverage Ratio, the Total Leverage Ratio and the Consolidated Fixed Charge Coverage Ratio for purposes of the definition of “Applicable ECF Percentage” and determining actual compliance with Section 7.11 (and not for the purpose of determining whether the Payment Condition has been satisfied), each of which shall be based on the financial statements delivered pursuant to Section 6.01(a) or (b), as applicable, for the relevant Test Period. (b) For purposes of calculating any financial ratio or test, Specified Transactions (with any incurrence or repayment of any Indebtedness in connection therewith to be subject to clause (d) of this Section 1.09) that have been made (i) during the applicable Test Period and (ii) if applicable as described in clause (a) above, subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions (and any increase or decrease in Consolidated EBITDA and the component financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the applicable Test Period. If since the beginning of any applicable Test Period any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any of its Restricted Subsidiaries since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this Section 1.09, then such financial ratio or test shall be calculated to give pro forma effect thereto in accordance with this Section 1.09. (c) Whenever pro forma effect is to be given to a Specified Transaction, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Borrower and include, for the avoidance of doubt, the amount of “run-rate” cost savings, operating expense reductions and synergies projected by the Borrower in good faith to be realized as a result of specified actions taken, committed to be taken or expected to be taken (calculated on a pro forma basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period) and “run-rate” means the full recurring benefit for a period that is associated with any action taken, committed to be taken or expected to be taken (including any savings expected to result from the elimination of a public target’s compliance costs with public company requirements) net of the amount of actual benefits realized during such period from such actions, and any such adjustments shall be included in the initial pro forma calculations of such financial ratios or tests and during any subsequent Test Period in which the effects thereof are expected to be realized relating to such Specified Transaction; provided that (A) such amounts are reasonably identifiable and factually supportable in the good faith judgment of the Borrower, (B) such actions have been taken or with respect to which substantial steps have been taken (in the good faith determination of the Borrower) within eighteentwenty-four (1824) months after the date of such Specified Transaction, and (C) no amounts shall be added pursuant to this clause (c) to the extent duplicative of any amounts that are otherwise added back in computing Consolidated EBITDA, whether through a pro forma adjustment or otherwise, with respect to such period; provided that any increase to Consolidated EBITDA as a result of cost savings, operating expense reductions and synergies pursuant to this Section 1.09(c) shall be subject to the limitation set forth in the proviso of clause (viii) of the definition of “Consolidated EBITDA.” (d) In the event that the Borrower or any Restricted Subsidiary incurs (including by assumption or guarantees) or repays (including by redemption, repayment, retirement or extinguishment) -84-

any Indebtedness included in the calculations of any financial ratio or test (in each case, other than Indebtedness incurred or repaid under any revolving credit facility), (i) during the applicable Test Period or (ii) subject to clause (a) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then such financial ratio or test shall be calculated giving pro forma effect to such incurrence or repayment of Indebtedness, to the extent required, as if the same had occurred on the last day of the applicable Test Period (or the first day of the applicable Test Period solely in the case of the Consolidated Fixed Charge Coverage Ratio and the Interest Coverage Ratio). (e) If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of the event for which the calculation of the Consolidated Fixed Charge Coverage Ratio or Interest Coverage Ratio is made had been the applicable rate for the entire period (taking into account any hedging obligations applicable to such Indebtedness); provided, in the case of repayment of any Indebtedness, to the extent actual interest related thereto was included during all or any portion of the applicable Test Period, the actual interest may be used for the applicable portion of such Test Period. Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a responsible financial or accounting officer of the Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, or other rate, shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen as the Borrower or Restricted Subsidiary may designate. (f) When calculating the Consolidated First Lien Net Leverage Ratio, the Secured Leverage Ratio or the Total Leverage Ratio to determine the permissibility of the incurrence of any Permitted Ratio Debt, no cash proceeds from the incurrence of such Permitted Ratio Debt then being or substantially simultaneously being incurred may be included in clause (y) of the definition of Consolidated First Lien Net Debt, Consolidated Secured Net Debt or Consolidated Total Net Debt. (g) In the event that any Term Loan Facility Indebtedness or Permitted Ratio Debt is being incurred in reliance on the Ratio Indebtedness Starter Basket at the same time that any Term Loan Facility Indebtedness or Permitted Ratio Debt is being incurred pursuant to a Ratio Debt Basket, when determining the permissibility of the incurrence of such Term Loan Facility Indebtedness or Permitted Ratio Debt being incurred pursuant to such Ratio Debt Basket, it is understood and agreed that any Term Loan Facility Indebtedness or Permitted Ratio Debt being so incurred pursuant to the Ratio Indebtedness Starter Basket at such time shall be excluded from Consolidated First Lien Net Debt, Consolidated Secured Net Debt or Consolidated Total Net Debt, as the case may be. (h) With respect to any simultaneous usage of the Ratio Indebtedness Starter Basket pursuant to Section 7.03(s) and Section 7.03(x), both such usages shall then be permitted by Section 7.03(s) and Section 7.03(x). Section 1.10 Currency Generally; Judgment Currency. (a) For purposes of determining compliance with Sections 7.01, 7.02 and 7.03 with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no Default shall be deemed to have occurred solely as a result of changes in rates of currency exchange occurring after the time such Indebtedness or Investment is incurred (so long as such Indebtedness or Investment, at the time incurred, made or acquired, was permitted hereunder). All determinations of the Dollar-equivalent -85-

amount of any amounts denominated in a currency other than Dollars shall be made by the Administrative Agent acting in its Permitted Discretion. (b) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Loan Party in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Loan Party in the Agreement Currency, such Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Loan Party (or to any other Person who may be entitled thereto under applicable law). Section 1.11 Letters of Credit. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Amount of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Amount of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. Section 1.12 Limited Condition Transactions In connection with any action being taken in connection with a Limited Condition Transaction (including the incurrence of any Indebtedness and/or any Lien in connection therewith), for purposes of this Agreement (but subject to the last paragraph of this Section 1.12), (i) whether any such action or transaction is permitted (or any requirement or condition therefor is complied with or satisfied (including as to the absence of any continuing Default, Event of Default or Payment or Bankruptcy Event of Default) or whether any representations and warranties (or any specified representations and warranties) are true and correct under this Agreement or (ii) any financial ratio or dollar or percentage of Consolidated EBITDA basket be satisfied, such condition or circumstance referred to in the immediately preceding clause (i) or (ii), as the case may be, shall, at the written option of the Borrower delivered by the Borrower to the Administrative Agent on or prior to the LCA Test Date (as defined below) indicating the same and identifying the applicable Limited Condition Transaction (the “LCA Election”), be deemed satisfied, so long as such action or transaction is permitted and such financial ratio or dollar or percentage is satisfied (after giving pro forma effect to the Limited Condition Transaction and any actions or transactions related thereto (including acquisitions, Investments, the incurrence, issuance or assumption of Indebtedness and the use of proceeds thereof, the incurrence or creation of Liens, repayments, Restricted Payments and Dispositions) and any related pro forma adjustments as if they had -86-

occurred at the beginning of the most recent Test Period ended prior to the LCA Test Date), as the case may be, on the date the definitive agreements or instruments for such Limited Condition Transaction are entered into (the “LCA Test Date”); provided that compliance with such ratios, test or baskets (and any related requirements and conditions) shall not be determined or tested at any time after the applicable LCA Test Date for such Limited Condition Transaction and any actions or transaction related thereto (including acquisitions, Investments, the incurrence, issuance or assumption of Indebtedness and the use of proceeds thereof, the incurrence or creation of Liens, repayments, Restricted Payments and Dispositions). For the avoidance of doubt, if the Borrower has made an LCA Election: (1) if any of the ratios, tests or baskets for which compliance was determined or tested as of the LCA Test Date would at any time after the LCA Test Date have been exceeded or otherwise failed to have been complied with as a result of fluctuations in any such ratio, test or basket, including due to fluctuations in Consolidated EBITDA of the Borrower or the Person subject to such Limited Condition Transaction, such baskets, tests or ratios will not be deemed to have been exceeded or failed to have been complied with as a result of such fluctuations; (2) any change to the applicable exchange rate utilized in calculating compliance with any Dollar-based provision of this Agreement, at any time from and after the LCA Test Date to the date of consummation of such Investment, acquisition or repayment, repurchase or refinancing of Indebtedness, will not be taken into account for purposes of determining (x) whether any Indebtedness or Lien that is being incurred in connection with such Investment, acquisition or repayment, repurchase or refinancing of Indebtedness is permitted, or (y) compliance by any Loan Party or any Restricted Subsidiary with any other provision of the Loan Documents; (3) if any related requirements and conditions (including as to the absence of any continuing Default, Event of Default or Payment or Bankruptcy Event of Default) for which compliance or satisfaction was determined or tested as of the LCA Test Date would at any time after the LCA Test Date not have been complied with or satisfied (including due to the occurrence or continuation of a Default or an Event of Default), such requirements and conditions will not be deemed to have been failed to be complied with or satisfied (and such Default, Event of Default or Payment or Bankruptcy Event of Default shall be deemed not to have occurred or be continuing); (4) for purposes of determining whether the bring down of representations and warranties (or specified representations and warranties) in connection with any such Investment, acquisition or repayment, repurchase or refinancing of Indebtedness, as applicable, are true and correct, such condition shall be deemed satisfied so long as such representation and warranties, as applicable, are true and correct in all material respects on the LCA Test Date; and (5) in calculating the availability under any ratio, test or basket in connection with any action or transaction unrelated to such Limited Condition Transaction following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement or date for redemption, purchase or repayment specified in an irrevocable notice for such Limited Condition Transaction is terminated, expires or passes (or, if applicable, the irrevocable notice is terminated, expires or passes), as applicable, without consummation of such Limited Condition Transaction, any such -87-

ratio, test or basket shall be determined or tested giving pro forma effect to such Limited Condition Transaction. For the avoidance of doubt, the provisions of this Section 1.12 shall apply to any Limited Condition Transaction permitted under this Agreement, notwithstanding that such provision is not expressly made subject to this Section 1.12. Notwithstanding anything contained herein, the provisions of this Section 1.12 shall not apply to (w) any determination of the Borrowing Base (or any requirement relating to the delivery thereof or any component thereof), Cash Dominion Period, Eligible Accounts, Eligible Accounts, any Minimum Availability Period, any Monthly Reporting Period, or any Weekly Reporting Period, (x) compliance with Section 6.02(f), Section 6.17, Section 6.18, Section 6.19, Section 7.05(j), Section 7.05(l) or Section 7.11, (y) the Payment Condition (other than in calculating the Consolidated Fixed Charge Coverage Ratio solely for the purpose set forth in the next parenthetical phrase) or the permissibility of any transaction which may or may not be permitted by reference thereto (except, solely in the case of this clause (y) as it relates the ability to incur Indebtedness pursuant to Section 7.03(s) or 7.03(x)) or (z) any component of any of the foregoing definitions or Sections referred to in this paragraph (except as otherwise expressly specified in the immediately preceding parenthetical phrase). Section 1.13 Section 1.12 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under the Law of Delaware law (or any comparable evenevent under a different jurisdiction’s lawsLaws):(a) (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then itsuch asset, right, obligation or liability shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) (b) if any new Person comes into existence, such new Person shall be deemed to have been organized or formedand acquired on the first date of its existence by the holders of its Equity Interests at such time. Section 1.14 Section 1.13 Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or -88-

expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Section 1.15 Alternative Currencies. (a) The Borrower may from time to time request that Loans be made and/or Letters of Credit be issued in an Alternative Currency pursuant to clause (iii) of the definition thereof. Such request shall be subject to the written approval of the Administrative Agent and each affected Lender and, in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of each L/C Issuer. (b) Any such request shall be made to the Administrative Agent in writing not later than fifteen (15) Business Days prior to the date of the desired Credit Extension in such Eligible Currency. In the case of any such request pertaining to Loans, the Administrative Agent shall promptly notify each Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall also promptly notify the L/C Issuers thereof. Each Lender and, if applicable, each L/C Issuer shall notify the Administrative Agent in writing, in each case not later than five (5) Business Days after receipt of such request whether it consents to the making of Loans or the issuance of Letters of Credit, as the case may be, in such requested Eligible Currency. (c) Any failure by a Lender or an L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a rejection by such Lender or the L/C Issuer, as the case may be, of such Eligible Currency as an Alternative Currency in which Loans or Letters of Credit can be denominated. If the Administrative Agent and all the Lenders consent to making Loans in such requested currency and the Administrative Agent and such Lenders reasonably determine that an appropriate interest rate is available to be used for such requested currency, the Administrative Agent shall so notify the Borrower and the Loan Documents shall be amended in a manner reasonably satisfactory to the Administrative Agent to reflect the addition of such Alternative Currency in a customary manner, including with respect to borrowing and prepayment minimums, mandatory prepayments if Dollar Equivalent exposures exceed more than 105% of the Line Cap, interest rate indexes and benchmark replacement and other customary provisions, and such amendments (the “Alternative Currency Amendments”) shall be effective when agreed between the Borrower and the Administrative Agent without the consent of any other Lender. ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS Section 2.01 The Loans. (a) [Reserved]. (b) The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make Revolving Credit Loans denominated in Dollars pursuant to Section 2.02 from its applicable Lending Office (each such loan, a “Revolving Credit Loan”) to the Borrower from time to time, on any Business Day during the period from the Closing Date until the Maturity Date, for the Revolving Credit Facility in an aggregate principal amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided that after giving effect to any Revolving Credit Borrowing, (x) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender, plus such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of the Outstanding Amount -89-

of all Swing Line Loans and Protective Advances, shall not exceed the lesser of (i) such Lender’s Revolving Credit Commitment at such time and (ii) such Lender’s Pro Rata Share of the Borrowing Base at such time and (y) the aggregate outstanding amount of Total Outstandings shall not exceed the Line Cap at such time. Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(b), prepay under Section 2.05, and reborrow under this Section 2.01(b). Revolving Credit Loans may be Base Rate Loans or SOFR Loans, as further provided herein. Section 2.02 Borrowings, Conversions and Continuations of Loans. (a) Each Revolving Credit Borrowing, each conversion of Revolving Credit Loans from one Type to the other, and each continuation of SOFR Loans shall be made upon the Borrower’s irrevocable notice, to the Administrative Agent (provided that the notices in respect of the initiala Credit Extensions on the Amendment No. 10 Effective Date may be conditioned on the closing of the Trident Acquisition and the notice for a Credit Extension used to fund the Trust Acquisition may be conditioned on the closing of the Trust Acquisition), which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (New York, New York time) (1) three (3) U.S. Government Securities Business Days prior to the requested date of any Borrowing or continuation of SOFR Loans or any conversion of Base Rate Loans to SOFR Loans, and (2) on the requested date of any Borrowing of Base Rate Loans; provided that the notice referred to in subclause (1) above may be delivered no later than one (1) U.S. Government Securities Business Day prior to the Closing Date in the case of initial Credit Extensions. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Except as provided in Section 2.14, each Borrowing of, conversion to or continuation of SOFR Loans shall be in a minimum principal amount of $1,000,000, or a whole multiple of $100,000, in excess thereof. Except as provided in Section 2.03(c), 2.04(c), 2.14 or 2.18(b), each Borrowing of or conversion to Base Rate Loans shall be in a minimum principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Revolving Credit Borrowing, a conversion of Revolving Credit Loans from one Type to the other or a continuation of SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Revolving Credit Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) wire instructions of the account(s) to which funds are to be disbursed (it being understood, for the avoidance of doubt, that the amount to be disbursed to any particular account may be less than the minimum or multiple limitations set forth above so long as the aggregate amount to be disbursed to all such accounts pursuant to such Borrowing meets such minimums and multiples). If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or fail to give a timely notice requesting a conversion or continuation, then the applicable Revolving Credit Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable SOFR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of SOFR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share or other applicable share provided for under this Agreement of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation described in Section 2.02(a). In the case of -90-

each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Committed Loan Notice. The Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account(s) of the Borrower on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided by the Borrower to (and reasonably acceptable to) the Administrative Agent; provided that if, on the date the Committed Loan Notice with respect to such Borrowing is given by the Borrower, there are Swing Line Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowing, second, to the payment in full of any such Swing Line Loans, and third, to the Borrower as provided above. (c) Except as otherwise provided herein, a SOFR Loan may be continued or converted only on the last day of an Interest Period for such SOFR Loan unless the Borrower pays the amount due, if any, under Section 3.05 in connection therewith. During the occurrence and continuation of an Event of Default, the Administrative Agent or the Required Lenders may require that no Loans may be converted to or continued as SOFR Loans. (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for SOFR Loans upon determination of such interest rate. The determination of Term SOFR by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Citi’s prime rate used in determining the Base Rate promptly following the public announcement of such change. (e) After giving effect to all Revolving Credit Borrowings, all conversions of Revolving Credit Loans from one Type to the other, and all continuations of Revolving Credit Loans as the same Type, there shall not be more than four (4) Interest Periods in effect; provided that after the establishment of any new Class of Loans pursuant to an Extension Amendment, the number of Interest Periods otherwise permitted by this Section 2.02(e) shall increase by three (3) Interest Periods for each applicable Class so established. (f) The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing. (g) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of such Borrowing, the Administrative Agent may assume that such Lender has made such Pro Rata Share or other applicable share provided for under this Agreement available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (b) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Overnight Rate plus any administrative, processing, or similar fees customarily charged by -91-

the Administrative Agent in accordance with the foregoing. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.02(g) shall be conclusive in the absence of manifest error. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. Section 2.03 Letters of Credit. (a) The Letter of Credit Commitment. (i) Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit at sight denominated in Dollars for the account of the Borrower (provided that any Letter of Credit may be for the benefit of any Subsidiary of the Borrower) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drafts under the Letters of Credit and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.03; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit if as of the date of such L/C Credit Extension and after giving effect thereto, (x) the Revolving Credit Exposure of any Revolving Credit Lender would exceed such Lender’s Revolving Credit Commitment, (y) the Total Outstandings would exceed the Line Cap at such time or (z) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. (ii) An L/C Issuer shall be under no obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing such Letter of Credit, or any Law applicable to such L/C Issuer or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or direct that such L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date (for which such L/C Issuer is not otherwise compensated hereunder); (B) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal, unless (1) each Appropriate Lender has approved of such expiration date or (2) the Outstanding Amount of L/C Obligations in respect of such requested Letter of Credit has been cash collateralized; -92-

(C) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Revolving Credit Lenders have approved such expiry date; (D) the issuance of such Letter of Credit would violate any policies of the L/C Issuer applicable to letters of credit generally; and (E) any Revolving Credit Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Borrower or such Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.17(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion. (iii) An L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to an L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the relevant L/C Issuer and the Administrative Agent not later than 12:30 p.m. at least two (2) Business Days prior to the proposed issuance date or date of amendment, as the case may be; or, in each case, such later date and time as the relevant L/C Issuer may agree in a particular instance in its sole discretion. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer: (a) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (b) the amount thereof; (c) the expiry date thereof; (d) the name and address of the beneficiary thereof; (e) the documents to be presented by such beneficiary in case of any drawing thereunder; (f) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (g) such other matters as the relevant L/C Issuer may reasonably request. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the relevant L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the relevant L/C Issuer may reasonably request. (ii) Promptly after receipt of any Letter of Credit Application, the relevant L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the relevant L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or its applicable Subsidiary) or enter into the applicable amendment, as the case may be. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the relevant L/C Issuer a risk participation in such Letter of -93-

Credit in an amount equal to the product of such Lender’s Pro Rata Share or other applicable share provided for under this Agreement times the amount of such Letter of Credit. (iii) If the Borrower so requests in any applicable Letter of Credit Application, the relevant L/C Issuer shall agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the relevant L/C Issuer to prevent any such extension at least once in each twelve month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-extension Notice Date”) in each such twelve month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the relevant L/C Issuer, the Borrower shall not be required to make a specific request to the relevant L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the relevant L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided that the relevant L/C Issuer shall not permit any such extension if (A) the relevant L/C Issuer has determined that it would have no obligation at such time to issue such Letter of Credit in its extended form under the terms hereof (by reason of the provisions of Section 2.03(a)(ii) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven (7) Business Days before the Non-extension Notice Date from the Administrative Agent, any Revolving Credit Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied. (iv) Promptly after issuance of any Letter of Credit or any amendment to a Letter of Credit, the relevant L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (c) Drawings and Reimbursements; Funding of Participations. (i) The L/C Issuer for any Letter of Credit shall, within the time allowed by applicable Laws or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. Such L/C Issuer shall promptly after such examination notify the Borrower and the Administrative Agent thereof. Not later than 11:00 a.m. on the first Business Day immediately following any payment by an L/C Issuer under a Letter of Credit with notice to the Borrower (each such date, an “Honor Date”), the Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing in Dollars; provided that if such reimbursement is not made on the date of drawing, the Borrower shall pay interest to the relevant L/C Issuer on such amount at the rate applicable to Base Rate Loans (without duplication of interest payable on L/C Borrowings). The L/C Issuer shall notify the Borrower of the Dollar Amount of the drawing promptly following the determination or revaluation thereof. If the Borrower fails to so reimburse such L/C Issuer by such time, the Administrative Agent shall promptly notify each Appropriate Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Appropriate Lender’s Pro Rata Share or other applicable share provided for under this Agreement thereof. In such event, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans but subject to the amount of the unutilized portion of the Revolving Credit Commitments of the Appropriate Lenders and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice or the requirement that the Total Outstandings not exceed the Line Cap at such time). Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. -94-

(ii) Each Appropriate Lender (including any Lender acting as an L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i), whether or not the Total Outstandings exceed the Line Cap at such time before or after such Borrowing make funds available to the Administrative Agent for the account of the relevant L/C Issuer in Dollars at the Administrative Agent’s Office for payments in an amount equal to its Pro Rata Share or other applicable share provided for under this Agreement of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Appropriate Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the relevant L/C Issuer. (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the relevant L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Appropriate Lender’s payment to the Administrative Agent for the account of the relevant L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03. (iv) Until each Appropriate Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the relevant L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of such amount shall be solely for the account of the relevant L/C Issuer. (v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the relevant L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice ). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the relevant L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein. (vi) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the relevant L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), such L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect. A certificate of the relevant L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error. (d) Repayment of Participations. -95-

(i) If, at any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Pro Rata Share or other applicable share provided for under this Agreement thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the Dollar Amount received by the Administrative Agent. (ii) If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Appropriate Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Pro Rata Share or other applicable share provided for under this Agreement thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. (e) Obligations Absolute. The obligation of the Borrower to reimburse the relevant L/C Issuer for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto; (ii) the existence of any claim, counterclaim, setoff, defense or other right that any Loan Party may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the relevant L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) any payment by the relevant L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the relevant L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; -96-

(v) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from the Guaranty or any other guarantee, for all or any of the Obligations of any Loan Party in respect of such Letter of Credit; or (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party; provided that the foregoing shall not excuse any L/C Issuer from liability to Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are waived by the Borrower to the extent permitted by applicable Law) suffered by the Borrower that are caused by such L/C Issuer’s gross negligence or willful misconduct as determined in a final and non-appealable judgment by a court of competent jurisdiction when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. (f) Role of L/C Issuers. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the relevant L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, any Agent-Related Person nor any of the respective correspondents, participants or assignees of any L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Lenders holding a majority of the Revolving Credit Commitments, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct as determined in a final and non-appealable judgment by a court of competent jurisdiction; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of any L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (vi) of Section 2.03(e); provided that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit, in each case as determined in a final and non-appealable judgment by a court of competent jurisdiction. In furtherance and not in limitation of the foregoing, each L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and no L/C Issuer shall be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. (g) Cash Collateral. If (i) as of the Letter of Credit Expiration Date or at any time that the Revolving Credit Commitments are voluntarily terminated, any Letter of Credit issued to the Borrower may for any reason remain outstanding and partially or wholly undrawn, (ii) any Event of Default occurs and is continuing and the Administrative Agent or the Lenders holding a majority of the Revolving Credit Commitments, as applicable, require the Borrower to Cash Collateralize the L/C Obligations -97-

pursuant to Section 8.02 or (iii) an Event of Default set forth under Section 8.01(f) occurs and is continuing, the Borrower shall Cash Collateralize (x) in the case of clause (i), 103% and (y) in the case of clauses (ii) and (iii), 100%, in each case of the then Outstanding Amount of all of its L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such L/C Borrowing or the Letter of Credit Expiration Date, as the case may be), and shall do so not later than 2:00 P.M., New York City time, on (x) in the case of the immediately preceding clauses (i) through (iii), (1) the Business Day that the Borrower receives notice thereof, if such notice is received on such day prior to 12:00 Noon, New York City time, or (2) if clause (1) above does not apply, the Business Day immediately following the day that the Borrower receives such notice and (y) in the case of the immediately preceding clause (iii), the Business Day on which an Event of Default set forth under Section 8.01(f) occurs or, if such day is not a Business Day, the Business Day immediately succeeding such day. At any time that there shall exist a Defaulting Lender, immediately upon the request of the Administrative Agent, the L/C Issuer or the Swing Line Lender, the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.17(a)(iv) and any Cash Collateral provided by the Defaulting Lender). For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the relevant L/C Issuer and the Appropriate Lenders, as collateral for the L/C Obligations, cash or deposit account balances (“Cash Collateral”) pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the relevant L/C Issuer (which documents are hereby consented to by the Appropriate Lenders). Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuers and the Revolving Credit Lenders of the applicable Facility, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked accounts at the Administrative Agent and may be invested in readily available Cash Equivalents. If at any time the Administrative Agent determines that any funds held as Cash Collateral are expressly subject to any right or claim of any Person other than the Administrative Agent (on behalf of the Secured Parties) or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the deposit accounts at the Administrative Agent as aforesaid, an amount equal to the excess of (a) such aggregate Outstanding Amount over (b) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent reasonably determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Law, to reimburse the relevant L/C Issuer. To the extent the amount of any Cash Collateral exceeds the then Outstanding Amount of such L/C Obligations and so long as no Event of Default has occurred and is continuing, the excess shall be refunded to the Borrower. To the extent any Event of Default giving rise to the requirement to Cash Collateralize any Letter of Credit pursuant to this Section 2.03(g) is cured or otherwise waived by the Required Lenders, then so long as no other Event of Default has occurred and is continuing, all Cash Collateral pledged to Cash Collateralize such Letter of Credit shall be refunded to the Borrower. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrower or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. (h) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender for the applicable Revolving Credit Facility in accordance with its Pro Rata Share or other applicable share provided for under this Agreement a Letter of Credit fee for each Letter of Credit issued pursuant to this Agreement equal to the Applicable Rate times the daily -98-

maximum amount then available to be drawn under such Letter of Credit (whether or not such maximum Dollar Amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit); provided, however, any Letter of Credit fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the L/C Issuer pursuant to this Section 2.03 shall be payable, to the maximum extent permitted by applicable Law, to the other Lenders in accordance with the upward adjustments in their respective Pro Rata Shares allocable to such Letter of Credit pursuant to Section 2.17(a)(iv), with the balance of such fee, if any, payable to the L/C Issuer for its own account. Such Letter of Credit fees shall be computed on a quarterly basis in arrears. Such Letter of Credit fees shall be due and payable in Dollars on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (i) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. The Borrower shall pay directly to each L/C Issuer for its own account a fronting fee with respect to each Letter of Credit issued by it to any Loan Party equal to 0.125% per annum (or such other lower amount as may be mutually agreed by the Borrower and the applicable L/C Issuer) of the maximum Dollar Amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit if such maximum amount increases periodically pursuant to the terms of such Letter of Credit) or such lesser fee as may be agreed with such L/C Issuer. Such fronting fees shall be computed on a quarterly basis in arrears. Such fronting fees shall be due and payable in Dollars on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall pay directly to each L/C Issuer for its own account with respect to each Letter of Credit issued to the Loan Parties the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within ten (10) Business Days of demand and are nonrefundable. (j) Conflict with Letter of Credit Application. Notwithstanding anything else to the contrary in this Agreement or any Letter of Credit Application, in the event of any conflict between the terms hereof and the terms of any Letter of Credit Application, the terms hereof shall control. (k) Addition of an L/C Issuer. A Revolving Credit Lender reasonably acceptable to the Borrower and the Administrative Agent may become an additional L/C Issuer hereunder pursuant to a written agreement among the Borrower, the Administrative Agent and such Revolving Credit Lender. The Administrative Agent shall notify the Revolving Credit Lenders of any such additional L/C Issuer. (l) [Reserved]. (m) Provisions Related to Extended Revolving Credit Commitments. If the Letter of Credit Expiration Date in respect of any tranche of Revolving Credit Commitments occurs prior to the expiry date of any Letter of Credit, then (i) if consented to by the L/C Issuer which issued such Letter of Credit, if one or more other tranches of Revolving Credit Commitments in respect of which the Letter of Credit Expiration Date shall not have so occurred are then in effect, such Letters of Credit for which consent has been obtained shall automatically be deemed to have been issued (including for purposes of the obligations of the Revolving Credit Lenders to purchase participations therein and to make Revolving -99-

Credit Loans and payments in respect thereof pursuant to Section 2.03(c) and (d)) under (and ratably participated in by Lenders pursuant to) the Revolving Credit Commitments in respect of such non-terminating tranches up to an aggregate amount not to exceed the aggregate principal amount of the unutilized Revolving Credit Commitments thereunder at such time (it being understood that no partial face amount of any Letter of Credit may be so reallocated) and (ii) to the extent not reallocated pursuant to immediately preceding clause (i), the Borrower shall Cash Collateralize any such Letter of Credit in accordance with Section 2.03(g). Commencing with the maturity date of any tranche of Revolving Credit Commitments, the sublimit for Letters of Credit shall be agreed solely with the L/C Issuer. (n) Letter of Credit Reports. For so long as any Letter of Credit issued by an L/C Issuer is outstanding, such L/C Issuer shall deliver to the Administrative Agent on the last Business Day of each calendar month, and on each date that an L/C Credit Extension occurs with respect to any such Letter of Credit, a report in the form of Exhibit M, appropriately completed with the information for every outstanding Letter of Credit issued by such L/C Issuer. (o) Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary, the Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. Section 2.04 Swing Line Loans. (a) The Swing Line. Subject to the terms and conditions set forth herein, Citi, in its capacity as Swing Line Lender agrees to make loans in Dollars to the Borrower (each such loan, a “Swing Line Loan”), from time to time on any Business Day during the period beginning on the Business Day after the Closing Date and until the Maturity Date of the Revolving Credit Facility in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share or other applicable share provided for under this Agreement of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Swing Line Lender’s Revolving Credit Commitment; provided that, after giving effect to any Swing Line Loan, (i) the Revolving Credit Exposure (plus the amount of any Protective Advances) shall not exceed the Line Cap at such time and (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Lender (other than the relevant Swing Line Lender), plus such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of the Outstanding Amount of all Swing Line Loans shall not exceed the lesser of (x) such Lender’s Revolving Credit Commitment then in effect and (y) such Lender’s Pro Rata Share of the Borrowing Base then in effect; provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall be a Base Rate Loan. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Pro Rata Share or other applicable share provided for under this Agreement times the amount of such Swing Line Loan. (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by -100-

telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date and shall specify (i) the amount to be borrowed, which shall be a minimum of $250,000 (and any amount in excess of $250,000 shall be an integral multiple of $100,000) and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the relevant Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any Swing Line Loan Notice (by telephone or in writing), the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, such Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the relevant Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 5:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower. Notwithstanding anything to the contrary contained in this Section 2.04 or elsewhere in this Agreement, the Swing Line Lender shall not be obligated to make any Swing Line Loan at a time when a Revolving Credit Lender is a Defaulting Lender unless the Swing Line Lender has entered into arrangements reasonably satisfactory to it and the Borrower to eliminate the Swing Line Lender’s Fronting Exposure (after giving effect to Section 2.17(a)(iv)) with respect to the Defaulting Lender’s or Defaulting Lenders’ participation in such Swing Line Loans, including by Cash Collateralizing, or obtaining a backstop letter of credit from an issuer reasonably satisfactory to the Swing Line Lender to support, such Defaulting Lender’s or Defaulting Lenders’ Pro Rata Share of the outstanding Swing Line Loans. (c) Refinancing of Swing Line Loans. (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes such Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of the amount of Swing Line Loans of the Borrower then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the aggregate Revolving Credit Commitments and the conditions set forth in Section 4.02. The relevant Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Pro Rata Share or other applicable share provided for under this Agreement of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan, as applicable, to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender. (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the relevant Swing Line Lender as set forth herein shall be deemed to be a request by such Swing Line -101-

Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by the Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error. (iv) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) (but not to purchase and fund risk participations in Swing Line Loans) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay the applicable Swing Line Loans, together with interest as provided herein. (d) Repayment of Participations. (i) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the relevant Swing Line Lender receives any payment on account of such Swing Line Loan, such Swing Line Lender will distribute to such Lender its Pro Rata Share or other applicable share provided for under this Agreement of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by such Swing Line Lender. (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Pro Rata Share or other applicable share provided for under this Agreement thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of a Swing Line Lender. (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender. -102-

(f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender. (g) Provisions Related to Extended Revolving Credit Commitments. If the maturity date shall have occurred in respect of any tranche of Revolving Credit Commitments (the “Expiring Credit Commitment”) at a time when another tranche or tranches of Revolving Credit Commitments is or are in effect with a longer maturity date (each a “non-Expiring Credit Commitment” and collectively, the “non-Expiring Credit Commitments”), then with respect to each outstanding Swing Line Loan, if consented to by the applicable Swing Line Lender, on the earliest occurring maturity date such Swing Line Loan shall be deemed reallocated to the tranche or tranches of the non-Expiring Credit Commitments on a pro rata basis; provided that (x) to the extent that the amount of such reallocation would cause the aggregate credit exposure to exceed the aggregate amount of such non-Expiring Credit Commitments, immediately prior to such reallocation the amount of Swing Line Loans to be reallocated equal to such excess shall be repaid or Cash Collateralized and (y) notwithstanding the foregoing, if a Default or Event of Default has occurred and is continuing, the Borrower shall still be obligated to pay Swing Line Loans allocated to the Revolving Credit Lenders holding the Expiring Credit Commitments at the maturity date of the Expiring Credit Commitment or if the Loans have been accelerated prior to the maturity date of the Expiring Credit Commitment. Commencing with the maturity date of any tranche of Revolving Credit Commitments, the sublimit for Swing Line Loans shall be agreed solely with the Swing Line Lender. Section 2.05 Prepayments. (a) Optional. (i) The Borrower may, upon notice to the Administrative Agent by the Borrower, at any time or from time to time voluntarily prepay any Class or Classes of Revolving Credit Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Administrative Agent not later than 11:00 a.m. (New York City time) (A) three (3) U.S. Government Securities Business Days prior to any date of prepayment of SOFR Loans and (B) on the date of prepayment of Base Rate Loans; (2) any prepayment of SOFR Loans shall be in a minimum principal amount of $1,000,000, or a whole multiple of $100,000 in excess thereof; and (3) any prepayment of Base Rate Loans shall be in a minimum principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a SOFR Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. In the case of each prepayment of the Loans pursuant to this Section 2.05(a), the Borrower may in its sole discretion select the Borrowing or Borrowings (and the order of maturity of principal payments) to be repaid, and such payment shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares or other applicable share provided for under this Agreement. (ii) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (2) any such prepayment shall be in a minimum principal amount of $250,000 or a whole multiple of $100,000 in -103-

excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. (iii) Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind any notice of prepayment under Section 2.05(a)(i) or 2.05(a)(ii) if such prepayment would have resulted from a refinancing of the applicable Facility, which refinancing shall not be consummated or shall otherwise be delayed. (b) Mandatory. (i) If for any reason the aggregate Outstanding Amount of Revolving Credit Loans, Swing Line Loans, Protective Advances and L/C Obligations at any time exceeds the Line Cap then in effect, the Borrower shall, within three (3) Business Days, prepay Revolving Credit Loans and Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b)(i) unless after the prepayment in full of the Revolving Credit Loans and Swing Line Loans such aggregate Outstanding Amount exceeds the Line Cap. (ii) Except during the continuance of a Cash Dominion Period and except as otherwise provided in Section 6.19(f) or Section 8.03, any Net Proceeds and other payments received by the Administrative Agent shall be applied as the Borrower shall direct the Administrative Agent in writing. Notwithstanding the foregoing, on each Business Day during any Cash Dominion Period, the Administrative Agent shall apply all funds credited to the Concentration Account the previous Business Day (whether or not immediately available) first to prepay any Protective Advances that may be outstanding, second to prepay any Swing Line Loans outstanding, third to prepay any Revolving Credit Loans and fourth to Cash Collateralize outstanding L/C Obligations at one hundred three percent (103%). (c) Interest, Funding Losses, Etc. All prepayments under this Section 2.05 shall be accompanied by all accrued interest thereon, together with, in the case of any such prepayment of a SOFR Loan on a date prior to the last day of an Interest Period therefor, any amounts owing in respect of such SOFR Loan pursuant to Section 3.05. Notwithstanding any of the other provisions of this Section 2.05, so long as no Event of Default shall have occurred and be continuing, if any prepayment of SOFR Loans is required to be made under this Section 2.05, prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.05 in respect of any such SOFR Loan prior to the last day of the Interest Period therefor, the Borrower may, in their sole discretion, deposit an amount sufficient to make any such prepayment otherwise required to be made thereunder together with accrued interest to the last day of such Interest Period into a Cash Collateral Account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with the relevant provisions of this Section 2.05. Such deposit shall be deemed to be a prepayment of such Loans by the Borrower for all purposes under this Agreement. -104-

Section 2.06 Termination or Reduction of Commitments. (a) Optional. The Borrower may, upon written notice to the Administrative Agent, terminate the Unused Commitments of any Class, or from time to time permanently reduce the Unused Commitments of any Class, in each case without premium or penalty; provided that (i) any such notice shall be received by the Administrative Agent three (3) Business Day prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000, or any whole multiple of $1,000,000 in excess thereof or, if less, the entire amount thereof and (iii) if, after giving effect to any reduction of the Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Revolving Credit Facility, such sublimit shall be automatically reduced by the amount of such excess. Except as provided above, the amount of any such Commitment reduction shall not be applied to the Letter of Credit Sublimit or the Swing Line Sublimit unless otherwise specified by the Borrower. Notwithstanding the foregoing, the Borrower may rescind or postpone any notice of termination of any Commitments if such termination would have resulted from a refinancing of all of the applicable Facility, which refinancing shall not be consummated or otherwise shall be delayed. (b) Mandatory. The Revolving Credit Commitment of each Revolving Credit Lender shall automatically and permanently terminate on the Maturity Date for the Revolving Credit Facility. (c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Appropriate Lenders of any termination or reduction of unused portions of the Letter of Credit Sublimit or the Swing Line Sublimit or the Unused Commitments of any Class under this Section 2.06. Upon any reduction of Unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced by such Lender’s Pro Rata Share of the amount by which such Commitments are reduced (other than the termination of the Commitment of any Lender as provided in Section 3.07). All commitment fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination. Section 2.07 Repayment of Loans. (a) [Reserved]. (b) Revolving Credit Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the Maturity Date for the Revolving Credit Facility the aggregate principal amount of all Revolving Credit Loans under such Facility outstanding on such date. (c) Swing Line Loans. The Borrower shall repay the aggregate principal amount of its Swing Line Loans on the earlier to occur of (i) the date five (5) Business Days after such Loan is made and (ii) the Maturity Date for the Revolving Credit Facility. (d) The Borrower shall repay to the Administrative Agent the then-unpaid amount of each Protective Advance on the earlier of the Maturity Date for the Revolving Credit Facility and demand by the Administrative Agent. Section 2.08 Interest. (a) Subject to the provisions of Section 2.08(b), (i) each SOFR Loan (other than a Swing Line Loan) shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to Term SOFR, for such Interest Period plus the Applicable Rate; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swing Line Loan -105-

shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for Revolving Credit Loans. (b) During the continuance of a Default under Section 8.01(a), the Borrower shall pay interest on past due amounts owing by it hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws; provided that no interest at the Default Rate shall accrue or be payable to a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Accrued and unpaid interest on such amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. (d) Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right, in consultation with the Borrower, to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. Section 2.09 Fees. In addition to certain fees described in Sections 2.03(h) and (i): (a) Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender under each Facility in accordance with its Pro Rata Share or other applicable share provided for under this Agreement, a commitment fee equal to the Commitment Fee Rate times the actual daily amount by which the aggregate Revolving Credit Commitment for the applicable Facility exceeds the sum of (A) the Outstanding Amount of Revolving Credit Loans for such Facility and (B) the Outstanding Amount of L/C Obligations for such Facility; provided that any commitment fee accrued with respect to any of the Commitments of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such commitment fee shall otherwise have been due and payable by the Borrower prior to such time; and provided, further, that no commitment fee shall accrue on any of the Commitments of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. The commitment fee on each Revolving Credit Facility shall accrue at all times from the Closing Date until the Maturity Date for the Revolving Credit Facility, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date during the first full fiscal quarter to occur after the Closing Date, and on the Maturity Date for the Revolving Credit Facility. The commitment fee shall be calculated quarterly in arrears. (b) Other Fees. The Borrower shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be -106-

fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrower and the applicable Agent). Section 2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Term SOFR) shall be made on the basis of a year of three hundred and sixty-five (365) days, or three hundred and sixty-six (366) days, as applicable, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a three hundred and sixty (360) day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. Section 2.11 Evidence of Indebtedness. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for the Borrower, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records and, in the case of the Administrative Agent, entries in the Register, evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. (c) Entries made in good faith by the Administrative Agent in the Register pursuant to Sections 2.11(a) and (b), and by each Lender in its account or accounts pursuant to Sections 2.11(a) and (b), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement and the other Loan Documents. -107-

Section 2.12 Payments Generally. (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Appropriate Lender its Pro Rata Share (or other applicable share provided for under this Agreement) of such payment in like funds as received by wire transfer to such Lender’s applicable Lending Office. All payments received by the Administrative Agent after 2:00 p.m., shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. (b) If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such extension would cause payment of interest on or principal of SOFR Loans to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day. (c) Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then: (i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the applicable Overnight Rate from time to time in effect; and (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the applicable Overnight Rate from time to time in effect. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder. -108-

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.12(c) shall be conclusive, absent manifest error. (d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (e) The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and Swing Line Loans are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation. (f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (g) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.03. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may (to the fullest extent permitted by mandatory provisions of applicable Law), but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of the sum of (a) the Outstanding Amount of all Loans outstanding at such time and (b) the Outstanding Amount of all L/C Obligations outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender. Section 2.13 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain payment in respect of any principal or interest on account of the Loans made by it, or the participations in L/C Obligations and Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of any principal or interest on such Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of -109-

any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. For avoidance of doubt, the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement as in effect from time to time (including the application of funds arising from the existence of a Defaulting Lender) or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant permitted hereunder. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. Section 2.14 Incremental Credit Extensions. (a) Incremental Commitments. The Borrower may at any time or from time to time after the ClosingAmendment No. 10 Effective Date, by notice to the Administrative Agent (an “Incremental Commitment Request”), request one or more increases in the amount of the Revolving Credit Commitments (a “Revolving Commitment Increase”) or the establishment of one or more new revolving credit commitments (any such new commitments, collectively with any Revolving Commitment Increases, the “Incremental Revolving Credit Commitments”), whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders. (b) Incremental Loans. Any Incremental Revolving Credit Commitments effected through the establishment of one or more new revolving credit commitments made on an Incremental Facility Closing Date shall be designated a separate Class of Incremental Revolving Credit Commitments for all purposes of this Agreement. On any Incremental Facility Closing Date on which any Incremental Revolving Credit Commitments of any Class are effected through the establishment of one or more new revolving credit commitments (including through any Revolving Commitment Increase), subject to the satisfaction of the terms and conditions in this Section 2.14, (i) each Incremental Revolving Credit Lender of such Class shall make its Commitment available to the Borrower (when borrowed, an “Incremental Revolving Loan”) in an amount equal to its Incremental Revolving Credit Commitment of such Class and (ii) each Incremental Revolving Credit Lender of such Class shall become a Lender hereunder with respect to the Incremental Revolving Credit Commitments of such Class and the Incremental Revolving Loans of such Class made pursuant thereto. (c) Incremental Commitment Request. Each Incremental Commitment Request from the Borrower pursuant to this Section 2.14 shall set forth the requested amount and proposed terms of the relevant Incremental Revolving Credit Commitments. Incremental Revolving Credit Commitments may be provided by any existing Lender (but each existing Lender will not have an obligation to make any Incremental Revolving Credit Commitment, nor will the Borrower have any obligation to approach any existing lenders to provide any Incremental Revolving Credit Commitment) or by any other bank or other financial institution (any such other bank or other financial institution being called an “Additional Lender”) (each such existing Lender or Additional Lender providing such, an “Incremental Revolving Credit Lender”); provided that the Administrative Agent, each Swing Line Lender and each L/C Issuer shall have consented (not to be unreasonably withheld or delayed) to such Lender’s or Additional -110-

Lender’s providing such Revolving Commitment Increases to the extent such consent, if any, would be required under Section 10.07(b) for an assignment of Loans or Revolving Credit Commitments, as applicable, to such Lender or Additional Lender. (d) Effectiveness of Incremental Amendment. The effectiveness of any Incremental Amendment, and the Incremental Revolving Credit Commitments thereunder, shall be subject to the satisfaction on the date thereof (the “Incremental Facility Closing Date”) of each of the following conditions: (i) no Default or Event of Default shall exist after giving effect to such Incremental Revolving Credit Commitments and Incremental Revolving Loans made pursuant thereto on the Incremental Facility Closing Date; (ii) after giving effect to such Incremental Revolving Credit Commitments, the conditions of Section 4.02(i) shall be satisfied (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02(i) shall be deemed to refer to the effective date of such Incremental Amendment); provided that for purposes of satisfying Section 4.02(i), only the Specified Representations shall be required to be true and correct to the extent the proceeds of such Incremental Revolving Loans are used to consummate a Permitted Acquisition; (iii) [reserved]; (iv) each Incremental Revolving Credit Commitment shall be in an aggregate principal amount that is not less than $7,500,000 and, if greater than $7,500,000, shall be in an increment of $1,000,000 (provided that such amount may be less than $7,500,000 if such amount represents all remaining availability under the limit set forth in the next sentence); and (v) the aggregate amount of the Incremental Revolving Credit Commitments incurred after the Amendment No. 910 Effective Date, shall not exceed $100,000,000.115,000,000. For the avoidance of doubt, the $25,000,000 Revolving Commitment Increase that occurred on the Amendment No. 10 Effective Date shall not count against such $115,000,000. (e) Required Terms. The terms, provisions and documentation of the Incremental Revolving Loans and Incremental Revolving Credit Commitments, as the case may be, of any Class shall be as agreed between the Borrower and the applicable Incremental Revolving Credit Lenders providing such Incremental Revolving Credit Commitments, and except as otherwise set forth herein, to the extent not identical to the Revolving Credit Commitments existing on the Incremental Facility Closing Date, shall be reasonably satisfactory to Administrative Agent. In any event: (i) the Incremental Revolving Credit Commitments and Incremental Revolving Loans shall be identical to the Revolving Credit Commitments and the Revolving Credit Loans, other than as set forth in Section 2.14(e)(ii); provided that notwithstanding anything to the contrary in this Section 2.14 or otherwise: (A) any such Incremental Revolving Credit Commitments or Incremental Revolving Loans shall (x) rank pari passu in right of payment and of security with and (y) have the same Guarantees as, the Revolving Credit Loans, -111-

(B) any such Incremental Revolving Credit Commitments or Incremental Revolving Loans shall require no scheduled amortization or mandatory commitment reduction prior to the Maturity Date for the existing Revolving Credit Commitments, (C) the borrowing and repayment (except for (1) payments of interest and fees at different rates on Incremental Revolving Credit Commitments (and related outstandings), (2) repayments required upon the maturity date of the Incremental Revolving Credit Commitments and (3) repayment made in connection with a permanent repayment and termination of commitments (subject to clause (E) below)) of Loans with respect to Incremental Revolving Credit Commitments after the associated Incremental Facility Closing Date shall be made on a pro rata basis with all other Revolving Credit Commitments on the Incremental Facility Closing Date, (D) subject to the provisions of Sections 2.03(m) and 2.04(g) to the extent dealing with Swing Line Loans and Letters of Credit which mature or expire after a maturity date when there exists Incremental Revolving Credit Commitments with a longer maturity date, all Swing Line Loans and Letters of Credit shall be participated on a pro rata basis by all Lenders with Commitments in accordance with their percentage of the Revolving Credit Commitments on the Incremental Facility Closing Date (and except as provided in Section 2.03(m) and Section 2.04(g), without giving effect to changes thereto on an earlier maturity date with respect to Swing Line Loans and Letters of Credit theretofore incurred or issued), (E) permanent repayment of Revolving Credit Loans with respect to, and termination of, Incremental Revolving Credit Commitments after the associated Incremental Facility Closing Date shall be made on a pro rata basis with all other Revolving Credit Commitments on the Incremental Facility Closing Date, except that the Borrower shall be permitted to permanently repay and terminate commitments of any such Class on a better than pro rata basis as compared to any other Class with a later maturity date than such Class, (F) assignments and participations of Incremental Revolving Credit Commitments and Incremental Revolving Loans shall be governed by the same assignment and participation provisions applicable to Revolving Credit Commitments and Revolving Credit Loans on the Incremental Facility Closing Date, and (G) any Incremental Revolving Credit Commitments may constitute a separate Class or Classes, as the case may be, of Commitments from the Classes constituting the applicable Revolving Credit Commitments prior to the Incremental Facility Closing Date; provided at no time shall there be Revolving Credit Commitments hereunder (including Incremental Revolving Credit Commitments, any original Revolving Credit Commitments and Extended Revolving Credit Commitments) which have more than four (4) different Maturity Dates. (H) For the avoidance of doubt, all Incremental Revolving Credit Commitments shall be effectuated under the Loan Documents and the Administrative Agent shall be the sole administrative agent and collateral agent therefor. (ii) the All-In YieldAll-In-Yield applicable to the Incremental Revolving Credit CommitmentsCommitment of each Class shall be determined by the Borrower and the applicable new Lenders and shall be set forth in each applicable Incremental Amendment; provided, however, that with respect to any Loans made under Incremental Revolving Credit Commitments, the All-In Yield applicable to such Incremental Revolving Credit Commitments shall not be greater than the applicable All-In Yield payable pursuant to the terms of this -112-

Agreement as amended through the date of such calculation with respect to outstanding Revolving Credit Commitments, as applicable, plus 50 basis points per annum unless the Applicable Rate with respect to the Revolving Credit Commitments is increased so as to cause the then applicable All-In Yield under this Agreement on each outstanding Class of Revolving Credit Commitments to equal the All-In Yield then applicable to the Incremental Revolving Loans, as applicable, minus 50 basis points.Agreement. (f) Incremental Amendment. Commitments in respect of Incremental Revolving Credit Commitment shall become Commitments (or in the case of an Incremental Revolving Credit Commitment to be provided by an existing Revolving Credit Lender, an increase in such Lender’s applicable Revolving Credit Commitment), under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Incremental Revolving Credit Lender providing such Commitments and the Administrative Agent. The Incremental Amendment may, without the consent of any other Loan Party, Agent or Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.14. The Borrower will use the proceeds of the Incremental Revolving Credit Commitments for any purpose not prohibited by this Agreement. No Lender shall be obligated to provide any Incremental Revolving Credit Commitments, unless it so agrees. (g) Reallocation of Revolving Credit Exposure. Upon any Incremental Facility Closing Date on which Incremental Revolving Credit Commitments are effected through an increase in the Revolving Credit Commitments pursuant to this Section 2.14, (i) each of the Revolving Credit Lenders shall assign to each of the Incremental Revolving Credit Lenders, and each of the Incremental Revolving Credit Lenders shall purchase from each of the Revolving Credit Lenders, at the principal amount thereof, such interests in the Incremental Revolving Loans outstanding on such Incremental Facility Closing Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Credit Loans will be held by existing Revolving Credit Lenders and Incremental Revolving Credit Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of such Incremental Revolving Credit Commitments to the Revolving Credit Commitments, (ii) each Incremental Revolving Credit Commitment shall be deemed for all purposes a Revolving Credit Commitment and each Loan made thereunder shall be deemed, for all purposes, a Revolving Credit Loan and (iii) each Incremental Revolving Credit Lender shall become a Lender with respect to the Incremental Revolving Credit Commitments and all matters relating thereto. The Administrative Agent and the Lenders hereby agree that the minimum borrowing and prepayment requirements in Section 2.02 and 2.05(a) of this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. Notwithstanding the foregoing, to the extent Extended Revolving Credit Commitments and Revolving Credit Commitments that are not Extended Revolving Credit Commitments are being increased on a non-pro rata basis, appropriate adjustments, as determined by the Administrative Agent, will be made to effectuate an appropriate allocation of such increase between such Revolving Credit Commitments. (h) This Section 2.14 shall supersede any provisions in Section 2.13 or 10.01 to the contrary. Section 2.15 [Reserved]. Section 2.16 Extension of Revolving Credit Loans. (a) [Reserved]. -113-

(b) Extension of Revolving Credit Commitments. The Borrower may, at any time and from time to time request that all or a portion of the Revolving Credit Commitments of a given Class (each, an “Existing Revolver Tranche”) be amended to extend the Maturity Date with respect to all or a portion of any principal amount of such Revolving Credit Commitments (any such Revolving Credit Commitments which have been so amended, “Extended Revolving Credit Commitments”) to a date no earlier than ninety-one (91) days after the latest Maturity Date for any Class of Commitments then outstanding and to provide for other terms consistent with this Section 2.16. In order to establish any Extended Revolving Credit Commitments, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders under the applicable Existing Revolver Tranche) (each, a “Revolver Extension Request”) setting forth the proposed terms of the Extended Revolving Credit Commitments to be established, which shall (x) be identical as offered to each Lender under such Existing Revolver Tranche (including as to the proposed interest rates and fees payable) and offered pro rata to each Lender under such Existing Revolver Tranche and (y) be identical to the Revolving Credit Commitments under the Existing Revolver Tranche from which such Extended Revolving Credit Commitments are to be amended, except that: (i) the Maturity Date of the Extended Revolving Credit Commitments may be delayed to a later date than the Maturity Date of the Revolving Credit Commitments of such Existing Revolver Tranche, to the extent provided in the applicable Extension Amendment; provided, however, that at no time shall there be Classes of Revolving Credit Commitments hereunder (including Extended Revolving Credit Commitments and Incremental Revolving Credit Commitments) which have more than four (4) different Maturity Dates; (ii) the Applicable Rate with respect to extensions of credit under the Extended Revolving Credit Commitments (whether in the form of interest rate margin, upfront fees, original issue discount or otherwise) may be different than the Applicable Rate for extensions of credit under the Revolving Credit Commitments of such Existing Revolver Tranche, in each case, to the extent provided in the applicable Extension Amendment; (iii) the Extension Amendment may provide for other covenants and terms that apply solely to any period after the Latest Maturity Date that is in effect on the effective date of the Extension Amendment (immediately prior to the establishment of such Extended Revolving Credit Commitments); and (iv) all borrowings under the applicable Revolving Credit Commitments (i.e., the Existing Revolver Tranche and the Extended Revolving Credit Commitments of the applicable Revolver Extension Series) and repayments thereunder shall be made on a pro rata basis (except for (I) payments of interest and fees at different rates on Extended Revolving Credit Commitments (and related outstandings) and (II) repayments required upon the Maturity Date of the non-extending Revolving Credit Commitments); provided, further, that (A) no Default shall have occurred and be continuing at the time a Revolver Extension Request is delivered to Lenders, (B) in no event shall the final maturity date of any Extended Revolving Credit Commitments of a given Revolver Extension Series at the time of establishment thereof be earlier than the then Latest Maturity Date of any other Revolving Credit Commitments hereunder, (C) any such Extended Revolving Credit Commitments (and the Liens securing the same) shall be permitted by the terms of the Term Loan Intercreditor Agreement and (D) all documentation in respect of such Extension Amendment shall be consistent with the foregoing. Any Extended Revolving Credit Commitments amended pursuant to any Revolver Extension Request shall be designated a series (each, a “Revolver Extension Series”) of Extended Revolving Credit Commitments for all purposes of this Agreement; provided that any Extended Revolving Credit Commitments amended from an Existing Revolver Tranche may, to the extent provided in the applicable Extension Amendment, be designated as an increase in any previously established Revolver Extension Series with respect to such Existing Revolver Tranche. Each Revolver Extension Series of Extended Revolving Credit Commitments incurred under this Section 2.16 shall be in an aggregate principal amount that is not less than $10,000,000. (c) Extension Request. The Borrower shall provide the applicable Revolver Extension Request at least five (5) Business Days prior to the date on which Lenders under the Existing Revolver -114-

Tranche are requested to respond, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.16. No Lender shall have any obligation to agree to have any of its Revolving Credit Commitments amended into Extended Revolving Credit Commitments, as applicable, pursuant to any Revolver Extension Request. Any Revolving Credit Lender (each, an “Extending Revolving Credit Lender”) wishing to have all or a portion of its Revolving Credit Commitments under the Existing Revolver Tranche subject to such Revolver Extension Request amended into Extended Revolving Credit Commitments shall notify the Administrative Agent (each, an “Extension Election”) on or prior to the date specified in such Revolver Extension Request of the amount of its Revolving Credit Commitments under the Existing Revolver Tranche which it has elected to request be amended into Extended Revolving Credit Commitments, as applicable (subject to any minimum denomination requirements imposed by the Administrative Agent). In the event that the aggregate principal amount of Revolving Credit Commitments under the Existing Revolver Tranche in respect of which applicable Revolving Credit Lenders shall have accepted the relevant Revolver Extension Request exceeds the amount of Extended Revolving Credit Commitments requested to be extended pursuant to the Revolver Extension Request, Revolving Credit Commitments subject to Extension Elections shall be amended to Extended Revolving Credit Commitments on a pro rata basis (subject to rounding by the Administrative Agent, which shall be conclusive) based on the aggregate principal amount of Revolving Credit Commitments included in each such Extension Election. (d) Extension Amendment. Extended Revolving Credit Commitments shall be established pursuant to an amendment (each, a “Extension Amendment”) to this Agreement among the Borrower, the Administrative Agent and each Extending Revolving Credit Lender providing an Extended Revolving Credit Commitment thereunder, which shall be consistent with the provisions set forth in Section 2.16(b) above (but which shall not require the consent of any other Lender). The effectiveness of any Extension Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) legal opinions, board resolutions and officers’ certificates consistent with those delivered on the ClosingAmendment No. 10 Effective Date other than changes to such legal opinion resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that the Extended Revolving Credit Commitments are provided with the benefit of the applicable Loan Documents. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension Amendment. Each of the parties hereto hereby agrees that this Agreement and the other Loan Documents may be amended pursuant to an Extension Amendment, without the consent of any other Lenders, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Extended Revolving Credit Commitments incurred pursuant thereto, (ii) make such other changes to this Agreement and the other Loan Documents consistent with the provisions and intent of the second paragraph of Section 10.01 (without the consent of the Required Lenders called for therein) and (iii) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.16, and the Required Lenders hereby expressly authorize the Administrative Agent to enter into any such Extension Amendment. (e) No conversion of Loans pursuant to any Extension in accordance with this Section 2.16 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement. -115-

Section 2.17 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01. (ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuer or Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by the L/C Issuer or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as the Borrower may request (so long as no Default or Event of Default has occurred and is continuing), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default has occurred and is continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. That Defaulting Lender (x) shall not be entitled to receive any commitment fee pursuant to Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit fees as provided in Section 2.03(h). -116-

(iv) Reallocation of Pro Rata Share to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.03 and 2.04, the “Pro Rata Share” of each Non-Defaulting Lender’s Revolving Credit Loans and L/C Obligations shall be computed without giving effect to the Commitment of that Defaulting Lender; provided that (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default has occurred and is continuing; and (ii) the aggregate obligation of each Non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (1) the Commitment of that Non-Defaulting Lender minus (2) the aggregate Outstanding Amount of the Loans of that Lender. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, Swing Line Lender and the L/C Issuer agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Credit Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Share (without giving effect to Section 2.17(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Section 2.18 Protective Advances. (a) Subject to the limitations set forth below, the Administrative Agent is authorized by the Borrower and the Lenders, from time to time in the Administrative Agent’s sole discretion (but shall have absolutely no obligation to), to make Loans to the Borrower, on behalf of all Lenders, which the Administrative Agent, in its reasonable discretion, deems necessary or desirable (i) to preserve or protect the Collateral, or any portion thereof, (ii) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations or (iii) to pay any other amount chargeable to or required to be paid by the Loan Parties pursuant to the terms of this Agreement, including payments of reimbursable expenses (including costs, fees, and expenses as described in Section 10.04) and other sums payable under the Loan Documents (any of such Loans are herein referred to as “Protective Advances”); provided that, the aggregate amount of Protective Advances outstanding at any time shall not at any time exceed the lesser of (x) $2,500,000 and (y) 5.0% of the Aggregate Commitments; provided further that the aggregate amount of outstanding Protective Advances plus the aggregate amount of the other Total Outstandings shall not exceed the Aggregate Commitments. Protective Advances may be made even if the conditions precedent set forth in Section 4.02 have not been satisfied. The Protective Advances shall be secured by the Collateral Documents and shall constitute Obligations hereunder and under the other Loan Documents. All Protective Advances shall be Base Rate Loans. The Administrative Agent’s authorization to make Protective Advances may be revoked at any time by the Required Lenders. Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent’s receipt thereof. Notwithstanding anything to the contrary set forth in Section 2.02, at any time that there is sufficient Excess Availability and the conditions precedent set forth in Section 4.02 have -117-

been satisfied, the Administrative Agent may request the Lenders to make a Revolving Credit Loan to repay a Protective Advance. At any other time the Administrative Agent may require the Lenders to fund their risk participations described in Section 2.18(b). (b) Upon the making of a Protective Advance by the Administrative Agent (whether before or after the occurrence of a Default), each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Administrative Agent without recourse or warranty an undivided interest and participation in such Protective Advance in proportion to its Pro Rata Share. On any Business Day, the Administrative Agent may, in its sole discretion, give notice to the Lenders that the Lenders are required to fund their risk participations in Protective Advances (and, if any Protective Advance is outstanding on the thirtieth calendar day following the date of Borrowing of such Protective Advance, then on the first Business Day following such thirtieth calendar day, the Administrative Agent shall give such notice) in which case each Lender shall fund its participation on the date specified in such notice. From and after the date, if any, on which any Lender is required to fund its participation in any Protective Advance purchased hereunder, the Administrative Agent shall promptly distribute to such Lender, such Lender’s Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Protective Advance. . (a) Subject to Section 2.19(c) below, upon not less than fifteen (15) Business Days’ prior written notice (or such shorter period as may be agreed by the Administrative Agent in its sole discretion) from the Borrower to the Administrative Agent (an “Additional Borrower Notice”), the Borrower may request to designate any wholly-owned Restricted Subsidiary of the Borrower incorporated or organized in an Agreed Foreign Jurisdiction (an “Applicant Borrower”) as an “Additional Borrower” hereunder subject to satisfaction of the following conditions: (i) the Administrative Agent shall have received such Additional Borrower Joinder Agreements and Amendments, supporting resolutions, incumbency certificates, opinions of counsel, lien searches and other documents, certificates or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent and as are customary (in the reasonable determination of the Administrative Agent) of the applicable jurisdiction relating to such Applicant Borrower becoming an Additional Borrower hereunder, (ii) Revolving Credit Notes signed by such new Additional Borrower to the extent any Lender so requires, (iii) such Applicant Borrower shall have provided to each Lender and the Administrative Agent, and each Lender and the Administrative Agent shall be reasonably satisfied with, the documentation and other information requested by such Lender and the Administrative Agent in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and any Applicant Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Applicant Borrower. References to the Borrower in the Loan Documents shall refer to the Prestige Brands, Inc. (for purposes of this Section 2.19, the “Borrower Representative”) until any Additional Borrower Joinder and Amendments are entered into. The effective date of each Additional Borrower Joinder and Amendments with respect to any Applicant Borrower, and the date on which an Applicant Borrower shall become an Additional Borrower, is referred to as the “Additional Borrower Accession Date” with respect to such Additional Borrower. (b) Each Subsidiary of the Borrower that is or becomes a “Additional Borrower” pursuant to this Section 2.19 hereby irrevocably appoints the Borrower Representative to act as its agent for all -118-

purposes of this Agreement and the other Loan Documents (including without limitation for service of process) and agrees that (i) the Borrower may execute such documents on behalf of such Additional Borrower as the Company deems appropriate in its sole discretion and each Additional Borrower shall be obligated by all of the terms of any such document executed on its behalf, (ii) any notice or communication delivered by the Administrative Agent or any Lender to the Borrower Representative shall be deemed delivered to each Additional Borrower and (iii) the Administrative Agent or the Lenders may accept, and be permitted to rely on, any document, instrument or agreement executed by the Borrower Representative on behalf of each of the Loan Parties. (c) Promptly following receipt of an Additional Borrower Notice, the Administrative Agent will furnish such Additional Borrower Notice to the Lenders. Within five Business Days after receipt of such Additional Borrower Notice, if any Lender reasonably determines that the addition of the applicable Applicant Borrower as an Additional Borrower would cause such Lender (A) to violate (i) any Law applicable to such Lender or (ii) any internal policy of such Lender that is generally applicable or (B) incur any substantial extra tax, cost, fee, expense, or to be required to obtain any external license, permit or authorization or (in the case of either (A) or (B), such Lender shall constitute a “Prohibited Lender”), such Prohibited Lender shall notify the Administrative Agent in writing thereof. If there is a Prohibited Lender, then the Additional Borrower Accession Date shall not occur with respect to such Additional Borrower and such Additional Borrower Notice shall be deemed to have been withdrawn. ARTICLE III. TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY Section 3.01 Taxes. (a) Except as provided in this Section 3.01, any and all payments made by or on account of the Borrower (the term Borrower under Article III being deemed to include any Subsidiary for whose account a Letter of Credit is issued) or any Guarantor under any Loan Document shall be made free and clear of and without deduction for any Taxes. If the Borrower, any Guarantor or other applicable withholding agent shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Agent or any Lender, (i) if the Tax in question is an Indemnified Tax or Other Tax, the sum payable by the Borrower or applicable Guarantor shall be increased as necessary so that after all required deductions have been made (including deductions applicable to additional sums payable under this Section 3.01), each of such Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable withholding agent shall make such deductions, (iii) the applicable withholding agent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within thirty (30) days after the date of such payment (or, if receipts or evidence are not available within thirty (30) days, as soon as possible thereafter), if the Borrower or any Guarantor is the applicable withholding agent, it shall furnish to such Agent or Lender (as the case may be) the original or a copy of a receipt evidencing payment thereof or other evidence acceptable to such Agent or Lender. (b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary Taxes and any other excise, property, intangible or mortgage recording Taxes, imposed by any Governmental Authority, which arise from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document excluding, in each case, any such Tax imposed as a result of an Agent or Lender’s Assignment and Assumption, grant of a participation, transfer or assignment to or designation of a new applicable Lending Office or other office for receiving payments under any Loan Document (collectively, “Assignment Taxes”) (except for Assignment Taxes resulting from an assignment, participation, etc., that is requested or required in writing by Borrower), -119-

but only to the extent such Assignment Taxes are imposed as a result of a connection between the assignor, assignee, participating lender or Participant (as applicable) and the jurisdiction imposing such Assignment Taxes (other than any connection arising solely from executing, delivering, being a party to, engaging in any transaction pursuant to, performing obligations under, receiving payments under, and/or enforcing, any Loan Document) (all such non-excluded Taxes described in this Section 3.01(b) being hereinafter referred to as “Other Taxes”). (c) Without duplication of any amounts paid or to be paid pursuant to Section 3.01(a), the Borrower and each Guarantor agree to indemnify each Agent and each Lender for (i) the full amount of Indemnified Taxes imposed on or with respect to any amounts paid by or on account of the Borrower or any Guarantor under any Loan Document and Other Taxes payable by such Agent or such Lender and (ii) any reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the Governmental Authority. A certificate as to the amount of such payment or liability prepared in good faith and delivered by such Agent or Lender (or by an Agent on behalf of such Lender), accompanied by a written statement thereof setting forth in reasonable detail the basis and calculation of such amounts shall be conclusive absent manifest error. Notwithstanding anything to the contrary contained in this Section 3.01(c), the Loan Parties shall not be required to indemnify any Agent or Lender pursuant to this Section 3.01(c) for any incremental interest, penalties or expenses resulting from the failure of such Agent or Lender to notify the Borrower of such indemnification claim within one hundred and eighty (180) days after such Agent or such Lender receives written notice from the applicable taxing authority of the specific tax assessment giving rise to such indemnification claim. (d) Each Lender and Agent shall, at such times as are reasonably requested by the Borrower or the Administrative Agent, provide the Borrower and the Administrative Agent with any documentation prescribed by Law or reasonably requested by the Borrower or the Administrative Agent certifying as to any entitlement of such Lender to an exemption from, or reduction in, withholding Tax with respect to any payments to be made to such Lender under the Loan Documents. Each such Lender and Agent shall, whenever a lapse in time or change in circumstances renders such documentation obsolete, invalid or inaccurate in any material respect, deliver promptly and on or before the date such documentation expires, becomes obsolete, invalid or inaccurate to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and the Administrative Agent in writing of its inability to do so. Unless the applicable withholding agent has received forms or other documents satisfactory to it indicating that payments under any Loan Document to or for a Lender are not subject to withholding Tax or are subject to such Tax at a rate reduced by an applicable tax treaty, the applicable withholding agent shall withhold amounts required to be withheld by applicable Law from such payments at the applicable statutory rate. Notwithstanding any other provision of this clause Section 3.01(d), a Lender shall not be required to deliver any documentation pursuant to this clause Section 3.01(d) that such Lender is not legally eligible to deliver. Without limiting the foregoing: (i) Each Lender that is a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement two properly completed and duly signed original copies of Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding. (ii) Each Lender that is not a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or before the date on -120-

which it becomes a party to this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent) whichever of the following is applicable: (A) two properly completed and duly signed original copies of Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor forms) claiming eligibility for the benefits of an income tax treaty to which the United States is a party, and such other documentation as required under the Code, (B) two properly completed and duly signed original copies of Internal Revenue Service Form W-8ECI (or any successor forms), (C) in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (A) a certificate substantially in the form of Exhibit I hereto (any such certificate a “United States Tax Compliance Certificate”) and (B) two properly completed and duly signed original copies of Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor forms), or (D) to the extent a Lender is not the beneficial owner (for example, where the Lender is a partnership, or is a Lender that has transferred its beneficial interest to a Participant or SPC), Internal Revenue Service Form W-8IMY (or any successor forms) of the Lender, accompanied by a Form W-8ECI, W-8BEN, or W-8BEN-E United States Tax Compliance Certificate, Form W-9, Form W-8IMY or any other required information from each beneficial owner, as applicable (provided that, if the Lender is a partnership and not a participating Lender (or Lender transferring to an SPC) and one or more beneficial owners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate may be provided by such Lender on behalf of such beneficial owner(s)). (iii) Each Agent that is a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent two properly completed and duly signed original copies of Internal Revenue Service Form W-9 with respect to fees received on its own behalf, certifying that such Agent is exempt from U.S. federal backup withholding. Each Agent that is not a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent two properly completed and duly signed original copies of Internal Revenue Service Form W-8ECI with respect to fees received on its own behalf. and Internal Revenue Service Form W-8IMY with respect to payments to be received for the account of any Lender. Notwithstanding anything to the contrary in this Section 3.01(d)(iii), no Agent shall be required to provide any documentation that such Agent is not legally eligible to deliver as a result of a change in applicable Laws after the Amendment No. 10 Effective Date. (iv) Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 3.01(d). (e) If a payment made to any Person under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Person were to fail to comply with the applicable reporting requirements of FATCA, such Person shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Laws and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Laws and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be -121-

necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine whether such Person has or has not complied with such Person’s obligations under FATCA and, if necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 3.01(e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (f) Any Lender or Agent claiming any additional amounts payable pursuant to this Section 3.01 shall use its reasonable efforts to mitigate or reduce the additional amounts payable, which reasonable efforts may include a change in the jurisdiction of its Lending Office (or any other measures reasonably requested by the Borrower) if such a change or other measures would reduce any such additional amounts (or any similar amount that may thereafter accrue) and would not, in the sole determination of such Lender, result in any unreimbursed cost or expense or be otherwise disadvantageous to such Lender. (g) If any Lender or Agent determines, in its sole discretion exercised in good faith, that it has received a refund in respect of any Indemnified Taxes or Other Taxes as to which indemnification or additional amounts have been paid to it by a Loan Party pursuant to this Section 3.01, it shall promptly remit such refund to such Loan Party (but only to the extent of indemnification or additional amounts paid by the Loan Party under this Section 3.01 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including any Taxes) of the Lender or Agent, as the case may be, and without interest (other than any interest paid by the relevant taxing authority with respect to such refund net of any Taxes payable by any Agent or Lender on such interest); provided that the Loan Parties, upon the request of the Lender or Agent, as the case may be, agree promptly to return such refund (plus any penalties, interest or other charges imposed by the relevant taxing authority) to such party in the event such party is required to repay such refund to the relevant taxing authority. This Section 3.01(g) shall not be construed to require any Agent or any Lender to make available its tax returns (or any other information relating to Taxes that it deems confidential) to the Borrower or any other person. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. (h) Each party’s obligations under this Section 3.01 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender and the repayment, satisfaction or discharge of all other Obligations. (i) (h) For the avoidance of doubt, a “Lender” shall, for all purposes of this Section 3.01, include any L/C Issuer and any Swing Line Lender. Section 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund SOFR Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate or Term SOFR, or to determine or charge interest rates based upon SOFR, the Term SOFR Reference Rate or Term SOFR, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (a) any obligation of such Lender to make or continue SOFR Loans or to convert Base Rate Loans to SOFR Loans shall be suspended, and (b) the interest rate on which Base Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause -122-

(c) of the definition of “Base Rate,” in each case, until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all applicable SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such SOFR Loans to such day, or promptly, if such Lender may not lawfully continue to maintain such SOFR Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted and all amounts due, if any, in connection with such prepayment or conversion under Section 3.05. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. Section 3.03 Benchmark Replacement Setting. Notwithstanding anything to the contrary herein or in any other Loan Document: (a) Benchmark Replacement. (i) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (aA) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (but with prior written notice to the Borrower) so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is based upon Daily Simple SOFRnon term Benchmark, all interest payments will be payable on a quarterly basis. (ii) No Swap Contract shall constitute a “Loan Document” for purposes of this Section 3.03). (b) [Reserved]. (c) (b) Benchmark Replacement Conforming Changes. In connection with the use,implementation and administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right, (in consultation with the Borrower,) to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement -123-

Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) (c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.03(d) and (v) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.03, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.03. (e) (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may in its reasonable discretion modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may in its reasonable discretion modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) (e) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) the Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans and (ii) any outstanding affected SOFR Loans will be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. Section 3.04 Increased Cost and Reduced Return; Capital Adequacy. (a) If any Lender reasonably determines that as a result of the introduction of or any change in or in the interpretation of any Law, in each case after the ClosingAmendment No. 10 Effective Date, or such Lender’s compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any SOFR Loans or (as the case may be) issuing or -124-

participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from (x) any Indemnified Taxes or Other Taxes indemnified pursuant to Section 3.01, (y) any Taxes excluded from the definition of Indemnified Taxes (other than Taxes excluded under clause (ii) thereof) or Other Taxes or (z) any Taxes that are not imposed on or in respect of its loans, loan principal, interest or other payments, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, or (ii) and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining the SOFR Loan (or of maintaining its obligations to make any Loan), or to reduce the amount of any sum received or receivable by such Lender, then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction. Notwithstanding anything herein to the contrary, for all purposes under this Agreement (including Section 3.04(b)), (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlementsSettlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change in Law, regardless of the date enacted, adopted or issued. (b) If any Lender determines that the introduction of any Law regarding capital adequacy or liquidity requirements or any change therein or in the interpretation thereof, in each case after the ClosingAmendment No. 10 Effective Date, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy or liquidity requirements and such Lender’s desired return on capital), then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction within fifteen (15) days after receipt of such demand. (c) Failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation. (d) If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by the Borrower, use commercially reasonable efforts to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section 3.04(d) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.04(a), (b) or (c). Section 3.05 Funding Losses. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, which demand shall set forth in reasonable detail the basis for requesting such amount, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense actually incurred by it as a result of: -125-

(a) any continuation, conversion, payment or prepayment of any SOFR Loan of the Borrower on a day other than the last day of the Interest Period for such Loan; or (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any SOFR Loan of the Borrower on the date or in the amount notified by the Borrower; including any loss or expense (excluding loss of anticipated profits) arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. Section 3.06 Matters Applicable to All Requests for Compensation. (a) Any Agent or any Lender claiming compensation under this Article III shall deliver a certificate to the Borrower setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Agent or such Lender may use any reasonable averaging and attribution methods. (b) With respect to any Lender’s claim for compensation under Section 3.01, 3.02, 3.03 or 3.04, the Borrower shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. If any Lender requests compensation by the Borrower under Section 3.04, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue from one Interest Period to another applicable SOFR Loan, or, if applicable, to convert Base Rate Loans into SOFR Loan, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested. (c) If the obligation of any Lender to make or continue any SOFR Loan, or to convert Base Rate Loans into SOFR Loans shall be suspended pursuant to Section 3.06(b) hereof, such Lender’s applicable SOFR Loans shall be automatically converted into Base Rate Loans (or, if such conversion is not possible, repaid) on the last day(s) of the then current Interest Period(s) for such SOFR Loans (or, in the case of an immediate conversion required by Section 3.02, on such earlier date as required by Law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to such conversion no longer exist: (i) to the extent that such Lender’s SOFR Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s applicable SOFR Loans shall be applied instead to its Base Rate Loans; and (ii) all Loans that would otherwise be made or continued from one Interest Period to another by such Lender as SOFR Loans shall be made or continued instead as Base Rate Loans (if possible), and all Base Rate Loans of such Lender that would otherwise be converted into SOFR Loans shall remain as Base Rate Loans. (d) If any Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of any of such Lender’s SOFR Loans pursuant to this Section 3.06 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when SOFR Loans made by other Lenders -126-

under the applicable Facility are outstanding, if applicable, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding SOFR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding SOFR Loans under such Facility and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments for the applicable Facility. Section 3.07 Replacement of Lenders under Certain Circumstances. (a) If at any time (i) the Borrower becomes obligated to pay additional amounts or indemnity payments described in Section 3.01 or 3.04 as a result of any condition described in such Sections or any Lender ceases to make any SOFR Loans as a result of any condition described in Section 3.02 or Section 3.04, (ii) any Lender becomes a Defaulting Lender or (iii) any Lender becomes a Non-Consenting Lender, then the Borrower may, on ten (10) Business Days’ (or such shorter amount of time as is reasonably acceptable to the Administrative Agent) prior written notice to the Administrative Agent and such Lender, (provided that it is understood that the Administrative Agent shall have authority to waive the requirement of such prior written notice), (x) replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 10.07(b) (with the assignment fee to be paid by the Borrower in such instance) all of its rights and obligations under this Agreement (in respect of any applicable Facility only in the case of clause (i) or, with respect to a Class vote, clause (iii)) to one or more Eligible Assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender or other such Person; and provided, further, that (A) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments and (B) in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Eligible Assignees shall have agreed to, and shall be sufficient (together with all other consenting Lenders) to cause the adoption of, the applicable departure, waiver or amendment of the Loan Documents; or (y) terminate the Commitment of such Lender or L/C Issuer, as the case may be, and (1) in the case of a Lender (other than an L/C Issuer), repay all Obligations of the Borrower owing to such Lender relating to the Loans and participations held by such Lender as of such termination date and (2) in the case of an L/C Issuer, repay all Obligations of the Borrower owing to such L/C Issuer relating to the Loans and participations held by the L/C Issuer as of such termination date and cancel or backstop on terms satisfactory to such L/C Issuer any Letters of Credit issued by it; provided that in the case of any such termination of a Non-Consenting Lender such termination shall be sufficient (together with all other consenting Lenders) to cause the adoption of the applicable departure, waiver or amendment of the Loan Documents and such termination shall be in respect of any applicable facility only in the case of clause (i) or, with respect to a Class vote, clause (iii). (b) Any Lender being replaced pursuant to Section 3.07(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s applicable Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans in respect thereof, and (ii) deliver any Notes evidencing such Loans to the Borrower or Administrative Agent. Pursuant to such Assignment and Assumption, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment and outstanding Loans and participations in L/C Obligations and Swing Line Loans, (B) all obligations of the Borrower owing to the assigning Lender relating to the Loans, Commitments and participations so assigned shall be paid in full by the assignee Lender to such assigning Lender concurrently with such Assignment and Assumption and (C) upon such payment and, if so requested by the assignee Lender, delivery to the assignee Lender of the appropriate Note or Notes executed by the Borrower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall -127-

survive as to such assigning Lender. In connection with any such replacement, if any such Non-Consenting Lender or Defaulting Lender does not execute and deliver to the Administrative Agent a duly executed Assignment and Assumption reflecting such replacement within five (5) Business Days of the date on which the assignee Lender executes and delivers such Assignment and Assumption to such Non-Consenting Lender or Defaulting Lender, then such Non-Consenting Lender or Defaulting Lender shall be deemed to have executed and delivered such Assignment and Assumption without any action on the part of the Non-Consenting Lender or Defaulting Lender. (c) Notwithstanding anything to the contrary contained above, any Lender that acts as an L/C Issuer may not be replaced hereunder at any time that it has any Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such L/C Issuer (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such L/C Issuer or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to each such outstanding Letter of Credit and the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.06. (d) In the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of each affected Lender or each Lender of a Class in accordance with the terms of Section 10.01 or all the Lenders with respect to a certain Class of the Loans and (iii) the Required Lenders (or, in the case of a consent, waiver or amendment involving all affected Lenders of a certain Class, the Required Class Lenders) have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.” Section 3.08 Survival. All of the Loan Parties’ obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder. ARTICLE IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS Section 4.01 Conditions to Initial Credit Extension. The obligation of each Lender to make a Credit Extension hereunder on the Closing Date is subject to satisfaction of the following conditions precedent, except as otherwise agreed between the Borrower and the Administrative Agent: (a) The Administrative Agent’s receipt of the following, each of which shall be originals or pdf copies or other facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel: (i) [reservedReserved];. (ii) executed counterparts of this Agreement; -128-

(iii) a Note executed by the Borrower in favor of each Lender that has requested a Note at least two (2) Business Days in advance of the Closing Date; (iv) each Collateral Document set forth in Section 1.01C of the Confidential Disclosure Letter required to be executed on the Closing Date as indicated on such schedule, duly executed by each Loan Party thereto, together with: (A) except to the extent delivered to the Term Agent pursuant to the Term Loan Credit Agreement Documentation and the Term Loan Intercreditor Agreement, certificates, if any, representing the Pledged Equity referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt indorsed in blank; and (B) evidence that all other actions, recordings and filings required by the Collateral Documents that the Administrative Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent; (v) such certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the Closing Date; (vi) an opinion from Kirkland & Ellis LLP, New York counsel to the Loan Parties, substantially in the form of Exhibit N; (vii) a solvency certificate from the chief financial officer, chief accounting officer or other officer with equivalent duties of the Borrower (after giving effect to the Transactions) substantially in the form attached hereto as Exhibit D-2; (viii) certified copies of the Acquisition Agreement and schedules thereto, duly executed by the parties thereto, together with all material agreements, instruments and other documents delivered in connection therewith as the Administrative Agent shall reasonably request, each including certification by a Responsible Officer of the Borrower that such documents are in full force and effect as of the Closing Date and that the condition specified in clause (c) below has been satisfied; (ix) copies of a recent Lien and judgment search in each jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties; and (x) a Borrowing Base Certificate which calculates the Borrowing Base as of a date preceding the Closing Date that is specified by the Administrative Agent. provided, however, that, each of the requirements set forth in clause (iv) above, including the delivery of documents and instruments necessary to satisfy the Collateral and Guarantee Requirement (except for the execution and delivery of the Security Agreement and to the extent -129-

that a Lien on such Collateral may be perfected (x) by the filing of a financing statement under the Uniform Commercial Code or (y) by the delivery of stock certificates of the Borrower and its wholly owned Material Domestic Subsidiaries other than any Unrestricted Subsidiaries) shall not constitute conditions precedent to any Credit Extension on the Closing Date after the Borrower’s use of commercially reasonable efforts to provide such items on or prior to the Closing Date or without undue burden or expense if the Borrower agrees to deliver, or cause to be delivered, such search results, documents and instruments, or take or cause to be taken such other actions as may be required to perfect such security interests within ninety (90) days after the Closing Date (subject to extensions approved by the Administrative Agent in its reasonable discretion). (b) All fees and expenses required to be paid hereunder and invoiced at least three (3) Business Days before the Closing Date (except as otherwise reasonably agreed to by the Borrower) shall have been paid from the proceeds of the initial fundings under the Facilities, including fees pursuant to the Fee Letter. (c) Prior to or substantially simultaneously with the initial Borrowing on the Closing Date, (i) the Acquisition shall have been consummated in all material respects in accordance with the terms of the Acquisition Agreement as in effect on December 20, 2011 (without giving effect to any amendments, consents or waivers by Holdings that are material and adverse to the Lenders or the Arrangers (as reasonably determined by the Arrangers) without the prior consent of the Arrangers (such consent not to be unreasonably withheld, delayed or conditioned) (it being understood that (a) any reduction in the purchase price of, or consideration for, the Acquisition is not material and adverse to the interests of the Lenders or the Arrangers, but shall reduce the commitments in respect of the loans under the Term Loan Credit Agreement and the unsecured bridge loans (if any) (or Senior Notes) to be incurred or issued on the Closing Date, ratably and (b) any amendment to the definition of “Material Adverse Change” or “Material Adverse Effect” in such Acquisition Agreement is material and adverse to the interests of the Lenders and the Arrangers)) and (ii) the Refinancing shall have been consummated. (d) No Material Adverse Change (as defined in the Acquisition Agreement as in effect on December 20, 2011) shall have occurred which is not capable of remedy prior to the Closing Date. (e) The Specified Representations shall be true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects (after giving effect to such qualification)) on and as of the Closing Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date. (f) The Arrangers shall have received the Company Annual Financial Statements, the Company Quarterly Financial Statements, the Acquired Business Annual Financial Statements and the Acquired Business Unaudited Financial Statements. (g) The Arrangers shall have received the Pro Forma Financial Statements. (h) The Administrative Agent and each Arranger shall have received all documentation and other information about the Borrower and the Guarantors as has been reasonably requested in writing at least 15 days prior to the Closing Date by the Administrative Agent or such Arranger that it reasonably determines is required by regulatory authorities under applicable -130-

“know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act. (i) The representations and warranties made by the Seller in the Acquisition Agreement that are material to the interests of the Lenders shall be true and correct, but only to the extent that Holdings or the Borrower has the right to terminate its obligations under the Acquisition Agreement as a result of a breach of such representations and warranties. Without limiting the generality of the provisions of Section 9.03(b), for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. Section 4.02 Conditions to All Credit Extensions after the Closing Date. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of SOFR Loans) is subject to the following conditions precedent: (i) The representations and warranties of each Loan Party set forth in Article V and in each other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates. (ii) No Default shall exist or would result from such proposed Credit Extension or from the application of the proceeds therefrom. (iii) The Administrative Agent and, if applicable, the relevant L/C Issuer or the relevant Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof. (iv) After giving effect to any requested Credit Extension, the aggregate outstanding amount of all Total Outstandings does not exceed the Line Cap at such time. (v) With respect to any Credit Extension in an Alternative Currency, there shall not have occurred a Disqualifying Event with respect to such Alternative Currency. Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of SOFR Loans) submitted by the Borrower after the Closing Date shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(i), (ii) and (iv) have been satisfied on and as of the date of the applicable Credit Extension. -131-

ARTICLE V. REPRESENTATIONS AND WARRANTIES Holdings, the Borrower and each of the Subsidiary Guarantors party hereto represent and warrant to the Agents and the Lenders at the time of each Credit Extension (to the extent required to be true and correct for such Credit Extension (other than any Protective Advance) pursuant to Article IV) that: Section 5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each Restricted Subsidiary (a) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization to the extent such concept exists in such jurisdiction, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business as currently conducted and (ii) in the case of the Loan Parties, execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing (where relevant) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all Laws, orders, writs and injunctions and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case, referred to in clause (a) (other than with respect to the Borrower), (b)(i) (other than with respect to the Borrower), (c), (d) or (e), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party, and the consummation of the Transactions which have occurred on such date, (a) have been duly authorized by all necessary corporate or other organizational action, and (b) do not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect. Section 5.03 Governmental Authorization; Other Consents. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement) and (iii) those approvals, consents, -132-

exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect. Section 5.04 Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is a party thereto. This Agreement and each other Loan Document constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party thereto in accordance with its terms, except as such enforceability may be limited by (i) Debtor Relief Laws and by general principles of equity and (ii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) the effect of foreign Laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries. Section 5.05 Financial Statements; No Material Adverse Effect. (a) The Company Annual Financial Statements and the Company Quarterly Financial Statements fairly present in all material respects the financial condition of Holdings and its Subsidiaries as of the dates thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, (A) except as otherwise expressly noted therein and (B) subject, in the case of the Company Quarterly Financial Statements, to changes resulting from normal year-end adjustments and the absence of footnotes. (b) The Trident Acquired Business Annual Financial Statements and the Trident Acquired Business Unaudited Financial Statements fairly present in all material respects the financial condition of the Trident Acquired Business as of the dates thereof and its results of operations for the period covered thereby in accordance with IFRSGAAP consistently applied throughout the periods covered thereby, (A) except as otherwise expressly noted therein and (B) subject, in the case of the Trident Acquired Business Unaudited Financial Statements, to changes resulting from normal year-end adjustments and the absence of footnotes. (c) The unaudited pro forma consolidated balance sheet and related pro forma consolidated statement of income (the “Pro Forma Financial Statements”) of Holdings and its Subsidiaries as of the last day ofand for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least forty-five (45) days (or ninety (90) days if such four-fiscal quarter period is the end of Holdings’ fiscal year) prior to the Closing Dateended March 31, 2026, prepared after giving effect to the Transactions as if theto occur on the Amendment No. 10 Effective Date as if such Transactions had occurred as of such date (including the notes thereto) (the “Pro Forma Balance Sheet”) and the unaudited pro forma consolidated statement of income of Holdings and its Subsidiaries for the 12 -month period ended at least forty-five (45) days (or ninety (90) days if such four-fiscal quarter period is the end of the Borrower’s fiscal year) prior to the Closing Date, prepared after giving effect to the Transactions as if the Transactions had occurredin the case of such balance sheet) or at the beginning of such period (together with the Pro Forma Balance Sheet, the “Pro Forma Financial Statements”in the case of such statement of income), copies of which have heretofore been furnished to the Administrative Agent, have been prepared based on the Company Annual Financial Statements, the Company Quarterly Financial Statements, the Trident Acquired Business Annual Financial Statements and the Trident Acquired Business Unaudited Financial Statements and have been prepared in good faith, based on assumptions believed by Holdings to be reasonable as of the date of delivery thereof, and present fairly in all material respects on a pro forma basis the estimated financial position of Holdings and its Subsidiaries as at September 30, 2011the date of such balance sheet and their estimated results of operations for the period covered thereby.; it being understood that the any financial -133-

estimates, forecasts or forward-looking statements included in the Pro Forma Financial Statements are as to future events and are not to be viewed as facts, are subject to significant uncertainties and contingencies, many of which are beyond Holdings’s and the Borrower’s control, that no assurance can be given that any particular financial estimates, forecasts or forward-looking statements will be realized and that actual results during the period or periods covered by any such financial estimates, forecasts or forward-looking statements may differ significantly from the projected results and such differences may be material. (d) The forecasts of consolidated balance sheets, income statements and cash flow statements of Holdings and its Subsidiaries for each fiscal year ending after the ClosingAmendment No. 10 Effective Date until the fifth anniversary of the ClosingAmendment No. 10 Effective Date, copies of which have been furnished to the Administrative Agent prior to the ClosingAmendment No. 10 Effective Date, and all Projections delivered pursuant to Section 6.01 have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time made,; it being understood that such projections are as to future events and are not to be viewed as facts and actual results may vary materially from such forecasts., are subject to significant uncertainties and contingencies, many of which are beyond Holdings’s and the Borrower’s control, that no assurance can be given that any particular forecasts will be realized and that actual results during the period or periods covered by any such forecasts may differ significantly from the projected results and such differences may be material. (e) Since the Closing DateMarch 31, 2026, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (f) There are no material liabilities that are not disclosed in the Company Annual Financial Statements, the Company Quarterly Financial Statements, the Trident Acquired Business Annual Financial Statements, the Trident Acquired Business Unaudited Financial Statements or any other financial statements delivered pursuant to Section 6.01(a) or (b). Section 5.06 Litigation. Except as set forth in Section 5.06 of the Confidential Disclosure Letter, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of Holdings or the Borrower, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against Holdings, the Borrower or any of its Restricted Subsidiaries or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Section 5.07 Ownership of Property; Liens. (a) Holdings, the Borrower and each of its Restricted Subsidiaries has good record title to, or valid leasehold interests in, or easements or other limited property interests in, all Real Property necessary in the ordinary conduct of its business, free and clear of all Liens except as set forth in Section 5.07 of the Confidential Disclosure Letter and except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and Liens permitted by Section 7.01 and except where the failure to have such title could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. -134-

(b) Schedule 5.07 hereof sets for a complete and accurate list of all Material Real Property owned by any Loan Party as of the Amendment No. 10 Effective Date. Section 5.08 Environmental Matters. Except as specifically disclosed in Section 5.08(a) of the Confidential Disclosure Letter or except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) Each Loan Party and its respective properties and operations are and have been in material compliance with all Environmental Laws, which includes obtaining and maintaining all applicable Environmental Permits required under such Environmental Laws to carry on the business of the Loan Parties; (b) the Loan Parties have not received any written notice that alleges any of them is in violation of or potentially liable under any Environmental Laws and none of the Loan Parties nor any of the Real Property is the subject of any claims, investigations, liens, demands, or judicial, administrative or arbitral proceedings pending or, to the knowledge of the Borrower, threatened in writing, under any Environmental Law or to revoke or modify any Environmental Permit held by any of the Loan Parties; (c) there has been no Release of Hazardous Materials on, at, under or from any Real Property or facilities owned, operated or leased by any of the Loan Parties, or, to the knowledge of the Borrower, Real Property formerly owned, operated or leased by any Loan Party or arising out of the conduct of the Loan Parties that could reasonably be expected to require investigation, remedial activity or corrective action or cleanup or could reasonably be expected to result in the Borrower incurring liability under Environmental Laws; and (d) there are no facts, circumstances or conditions arising out of or relating to the operations of the Loan Parties or Real Property or facilities owned, operated or leased by any of the Loan Parties or the knowledge of the Borrower, Real Property or facilities formerly owned, operated or leased by the Loan Parties that could reasonably be expected to result in the Borrower incurring liability under Environmental Laws. Section 5.09 Taxes. Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each of the Loan Parties and their Subsidiaries have timely filed all Tax returns required to be filed, and have paid all Taxes levied or imposed upon them or their properties, income, profits or assets, that are due and payable (including in their capacity as a withholding agent), except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed Tax deficiency or assessment known toagainst any Loan Parties against the Loan PartiesParty that, if made would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. -135-

Section 5.10 ERISA Compliance. (a) Except as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal or state Laws. (b) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) neither any Loan Party, Restricted Subsidiary nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due under Section 4007 of ERISA); (iii) neither any Loan Party, Restricted Subsidiary nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (iv) neither any Loan Party, Restricted Subsidiary nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA; except, with respect to each of the foregoing clauses (i) through (iv) of this Section 5.10(b), as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Section 5.11 Subsidiaries; Equity Interests. As of the ClosingAmendment No. 10 Effective Date (after giving effect to the Transactions to occur as of such date), no Loan Party has any material Subsidiaries other than those specifically disclosed in Section 5.11 of the Confidential Disclosure Letter or those with de minimis assets and who contribute a de minimis amount to Consolidated EBITDA, and all of the outstanding Equity Interests owned by the Loan Parties (or a Subsidiary of any Loan Party) in such material Subsidiaries have been validly issued and are fully paid and all Equity Interests owned by a Loan Party (or a Subsidiary of any Loan Party) in such material Subsidiaries are owned free and clear of all Liens except (i) those created under the Collateral Documents or under the Term Loan Credit Agreement Documentation (which Liens shall be subject to the Term Loan Intercreditor Agreement) and (ii) any Lien that is permitted under Section 7.01. As of the ClosingAmendment No. 10 Effective Date, Schedules 1(a) and 5(a) to the Perfection Certificate (a) set forth the name and jurisdiction of each Domestic Subsidiary that is a Loan Party, (b) set forth the ownership interest of the Borrower and any other Subsidiary thereof in each Subsidiary, including the percentage of such ownership and (c) identifies each Subsidiary that is a Subsidiary the Equity Interests of which are required to be pledged on the ClosingAmendment No. 10 Effective Date pursuant to the Collateral and Guarantee Requirement. The Borrower represents and warrants that The Spic and Span Company, a Delaware corporation, represents a Transferred Guarantor and is eligible under Section 11.09 to be released from the Guaranty and as a “Grantor” under the Security Agreement. Section 5.12 Margin Regulations; Investment Company Act. (a) No Loan Party is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Borrowings or drawings under any Letter of Credit will be used for any purpose that violates Regulation U of the Board of Governors of the United States Federal Reserve System. (b) None of the Borrower, any Person Controlling the Borrower, or any of their Restricted Subsidiaries is or is required to be registered as an “investment company” under the Investment Company Act of 1940. -136-

Section 5.13 Disclosure. (a) No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party (other than projected financial information, pro forma financial information and information of a general economic or industry nature) to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading. With respect to projected financial information and pro forma financial information, Holdings and the Borrower represent that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that such projections may vary from actual results and that such variancesthe any financial estimates, projections, forecasts or forward-looking statements included in such projected financial information and pro forma financial information are as to future events and are not to be viewed as facts, are subject to significant uncertainties and contingencies, many of which are beyond Holdings’s and the Borrower’s control, that no assurance can be given that any particular financial estimates, projections, forecasts or forward-looking statements will be realized and that actual results during the period or periods covered by any such financial estimates, forecasts or forward-looking statements may differ significantly from the projected results and such differences may be material. Section 5.14 Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against the Borrower or any of its Restricted Subsidiaries pending or, to the knowledge of the Borrower, threatened; (b) hours worked by and payment made to employees of the Borrower or any of its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Laws dealing with such matters; and (c) all payments due from each of the Loan Parties or any of the Restricted Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant party. Section 5.15 Intellectual Property; Licenses, Etc. Each of the Loan Parties and the Restricted Subsidiaries own, license or possess the right to use all of the trademarks, service marks, trade names, domain names, copyrights, patents, patent rights, technology, software, know-how database rights, design rights and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses as currently conducted, and, such IP Rights do not conflict with the rights of any Person, except to the extent the absence of such IP Rights and such conflicts, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. To the knowledge of Holdings and the Borrower, no IP Rights used by any Loan Party or any of the Restricted Subsidiaries in the operation of their respective businesses as currently conducted infringes upon any rights held by any Person, except for such infringements, individually or in the aggregate, which could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the IP Rights owned by any Loan Party or any of the Restricted Subsidiaries, is pending or, to the knowledge of Holdings and the Borrower, threatened against any Loan Party or any of the Restricted Subsidiaries, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. All registrations listed in Schedule 127(a) or 127(b) to the Perfection Certificate are valid and in full force and effect, except, in each case, to the extent the failure of such registrations to be valid and in -137-

full force and effect could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Section 5.16 Solvency. On the Amendment No. 710 Effective Date, after giving effect to the Transactions (other than the Trust Acquisition and the incurrence of the Term B-1 Loans), the Borrower and its Restricted Subsidiaries, on a consolidated basis, are Solvent. Section 5.17 Subordination of Junior Financing. The Obligations are “Senior Debt,” “Senior Indebtedness,” “Guarantor Senior Debt” or “Senior Secured Financing” (or any comparable term) under, and as defined in, any Junior Financing Documentation that is subordinated in right of payment to the Obligations. Section 5.18 USA Patriot Act. (a) To the extent applicable, each of Holdings and its Subsidiaries is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and, (ii) the USA Patriot Act and (iii) Anti-Money Laundering Laws. (b) No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. (c) None of Holdings, any of its Subsidiaries or, to the knowledge of the Borrower or Holdings, any director, officer, employee or agent of Holdings or any of its Subsidiaries is an individual or entity that is, or is owned or controlled by Persons that are: (i) the subject or target of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, the United Nations Security Council, the European Union or HisHer Majesty’s Treasury (collectively, “Sanctions”) or Anti-Money Laundering Law or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions. None of Holdings or any of its Subsidiaries will use, to their knowledge, will use any of the proceeds of any of the Loans in violation of any Sanctions. Section 5.19 Security Documents. Except as otherwise contemplated hereby or under any other Loan Documents, the provisions of the Collateral Documents, together with such filings and other actions required to be taken hereby or by the applicable Collateral Documents (including the delivery to Administrative Agent of any Pledged Debt and any Pledged Equity required to be delivered pursuant to the applicable Collateral Documents), are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties, except as otherwise provided hereunder, including subject to Liens permitted by Section 7.01, a legal, valid, enforceable and perfected first priority(other than with respect to the Fixed Asset Priority Collateral (as to which the Lien hereon shall be junior to the extent set forth in the Term Loan Intercreditor -138-

Agreement)) Lien on all right, title and interest of the respective Loan Parties in the Collateral described therein. Notwithstanding anything herein (including this Section 5.19) or in any other Loan Document to the contrary, neither the Borrower nor any other Loan Party makes any representation or warranty as to (A) the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest (other than with respect to those pledges and security interests made under the Laws of the jurisdiction of formation of the applicable Foreign Subsidiary) in any Equity Interests of any Foreign Subsidiary that is not a Loan Party, or as to the rights and remedies of the Agents or any Lender with respect thereto, under foreign Law, (B) the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest to the extent such pledge, security interest, perfection or priority is not required pursuant to the Collateral and Guarantee Requirement or (C) on the ClosingAmendment No. 10 Effective Date and until required pursuant to Section 6.13 or 4.01(a)(iv), the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or enforceability of any pledge or security interest to the extent not required on the ClosingAmendment No. 10 Effective Date pursuant to Section 4.01(a)(iv). ARTICLE VI. AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than obligations under ABL Secured Treasury Services Agreements or obligations under ABL Secured Hedge Agreements) hereunder which is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized or a backstop letter of credit reasonably satisfactory to the applicable L/C Issuer is in place), then from and after the Closing Date, Holdings and the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03) cause each of the Restricted Subsidiaries to: Section 6.01 Financial Statements. (a) Deliver to the Administrative Agent for prompt further distribution to each Lender, not later than the earlier of (x) ninety (90) days after the end of each fiscal year of the Borrower (beginning with the fiscal year ending March 31, 20122027) and (y) the day on which Holdings’Holdings’s Annual Report on Form 10-K is required to be filed with the SEC for such fiscal year, a consolidated balance sheet of Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; (other than any such qualification, exception or explanatory paragraph that is expressly solely with respect to, or expressly resulting solely from, (i) an upcoming maturity date under the Facilities or other Indebtedness that is scheduled to occur within one year from the time such report and opinion are delivered, (ii) any actual or potential inability to satisfy a financial maintenance covenant on a future date or in a future period or (iii) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary); (b) Deliver to the Administrative Agent for prompt further distribution to each Lender, not later than the earlier of (x) forty-five (45) days after the end of each of the first three (3) fiscal quarters of -139-

each fiscal year of the Borrower (beginning with the fiscal quarter ended December 31June 30, 20112026) and (y) the day on which Holdings’ Quarterly Report on Form 10-Q is required to be filed with the SEC for the applicable fiscal quarter, a consolidated balance sheet of Borrower and its Subsidiaries as at the end of such fiscal quarter and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for such fiscal quarter and the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of Borrower as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; (c) Deliver If none of the Borrower or any of its parent companies are publicly reporting companies under SEC rules and regulations, deliver to the Administrative Agent for prompt further distribution to each Lender, within ninety (90) days after the end of each fiscal year of Borrower, a detailed consolidated budget for the following fiscal year on a quarterly basis (including a projected consolidated balance sheet of Borrower and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow and projected income and a summary of the material underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Projections, it being understood that actual results may vary from such Projections and that such variations may be material; and (d) Deliver to the Administrative Agent with each set of consolidated financial statements referred to in Sections 6.01(a) and 6.01(b) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) (which may be in footnote form only) from such consolidated financial statements. Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of the Borrower and the Restricted Subsidiaries by furnishing (A) the applicable financial statements of the Borrower (or any direct or indirect parent of the Borrower) or (B) the Borrower’s (or any direct or indirect parent thereof), as applicable, Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to clauses (A) and (B), (i) to the extent such information relates to a parent of the Borrower, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to the Borrower (or such parent), on the one hand, and the information relating to the Borrower and the Restricted Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit. Any financial statement required to be delivered pursuant to Section 6.01(a) or (b) shall not be required to includecontain purchase accounting adjustments relating to the Transactions or any other transactions permitted hereunder to the extent it is not practicable to include themany such adjustments in such financial statements. Documents required to be delivered pursuant to Section 6.01 and SectionSections 6.02(b) and (c) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) -140-

on which the Borrower (or any direct or indirect parent of the Borrower) posts such documents, or provides a link thereto on the website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that (x) upon written request by the Administrative Agent, the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (y) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(a) to the Administrative Agent (which may be electronic copies delivered via electronic mail). Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arranger will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that so long as the Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.08); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and the Arranger shall treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials “PUBLIC.” Section 6.02 Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution to each Lender: (a) no later than five (5) days after the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of Holdings; (b) promptly after the same are publicly available, copies of all annual, regular, periodic and special reports and registration statements which Holdings, the Borrower or any Restricted Subsidiary files with the SEC or with any Governmental Authority that may be -141-

substituted therefor (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the Administrative Agent pursuant to any other clause of this Section 6.02; (c) promptly after the furnishing thereof, copies of any material notices received by any Loan Party (other than in the ordinary course of business) or material statements or material reports furnished to any holder of debt securities (other than in connection with any board observer rights) of any Loan Party or of any of its Restricted Subsidiaries pursuant to the terms of the Term Loan Credit Agreement Documentation, the 2028 Notes Indenture or the 2031 Notes Indenture and, in each case, any Permitted Refinancing thereof in each case in a principal amount in excess of the Threshold Amount and not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 6.02; (c) [reserved]; (d) together with the delivery of each Compliance Certificate pursuant to Section 6.02(a), (i) in the case of annual Compliance Certificates only, a report setting forth the information required by sections describing the legal name and the jurisdiction of formation of each Loan Party and the location of the chief executive office of each Loan Party of the Perfection Certificate or confirming that there has been no change in such information since the ClosingAmendment No. 10 Effective Date or the date of the last such report, (ii) a description of each event, condition or circumstance during the last fiscal quarter covered by such Compliance Certificate requiring a mandatory prepayment under Section 2.05(b) and (iii) a list of each Subsidiary of the Borrower that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such Compliance Certificate (to the extent that there have been any changes in the identity or status as a Restricted Subsidiary or Unrestricted Subsidiary of any such Subsidiaries since the ClosingAmendment No. 10 Effective Date or the most recent list provided); (e) promptly, such additional information regarding the business, legal, financial or corporate affairs of the Loan Parties or any of their respective Restricted Subsidiaries including without limitation information and documentation for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable anti-money laundering laws), or compliance with the terms of the Loan Documents, and any supporting and additional information related to the Borrowing Base substantially consistent with the due diligence information provided by the Borrower prior to the Closing Date, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request; and (f) as soon as available, but in any event within twenty (20) days of the end of each fiscal quarter (or, (i) within twenty (20) days after the end of each calendar month during any Monthly Reporting Period or (ii) within five (5) Business Days of the end of each calendar week during any Weekly Reporting Period), a Borrowing Base Certificate, which calculates the Borrowing Base as of the last day of the immediately preceding fiscal quarter (and, (i) if a Monthly Reporting Period is in effect, as of the last day of the immediately preceding month and (ii) if a Weekly Reporting Period is in effect, as of the last day of the immediately preceding week). Upon the Disposition of Collateral of any Loan Party included in the Borrowing Base, if the Net Proceeds thereof are, or are expected to be, in excess of $5,000,000, the Borrower shall -142-

also furnish an updated Borrowing Base Certificate promptly upon the Disposition of such Collateral. Section 6.03 Notices. Promptly after a Responsible Officer of the Borrower or any Subsidiary Guarantor has obtained knowledge thereof, notify the Administrative Agent: (a) of the occurrence of any Default; (b) of the occurrence of an ERISA Event which could reasonably be expected to result in a Material Adverse Effect; (c) of the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit, litigation or proceeding, whether at law or in equity by or before any Governmental Authority against the Borrower or any of its Restricted Subsidiaries that could reasonably be expected to result in a Material Adverse Effect; and (d) any and all default notices received under or with respect to any leased location or public warehouse where ABL Priority Collateral with a cost in excess of $5,000,000 is located (which shall be delivered within two Business Days after receipt thereof). Each notice pursuant to this Section 6.03 shall be accompanied by a written statement of a Responsible Officer of the Borrower (x) that such notice is being delivered pursuant to Section 6.03(a), (b), (c) or (d) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Section 6.04 Payment of Taxes. Pay, discharge or otherwise satisfy as the same shall become due and payable in the normal conduct of its business, all its material obligations and liabilities in respect of Taxes imposed upon it or upon its income or profits or in respect of its property, except, in each case, to the extent (a) any such Tax is being contested in good faith and by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP or (b) the failure to pay or discharge the same would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization, and (b) take all reasonable action to maintain all rights, privileges (including its good standing where applicable in the relevant jurisdiction), permits, licenses and franchises necessary or desirable in the normal conduct of its business, except, in the case of (a) (other than with respect to Holdings and the Borrower) or (b), to the extent (i) that failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (ii) pursuant to any merger, consolidation, liquidation, dissolution or Disposition permitted by Article VII. -143-

Section 6.06 Maintenance of Properties. Except if the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and fire, casualty or condemnation excepted. Section 6.07 Maintenance of Insurance. Maintain with insurance companies that the Borrower believes (in the good faith judgment of its management) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as Holdings, the Borrower and the Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons. Each such policy of insurance shall as appropriate (i) name the Administrative Agent, on behalf of the Lenders, as an additional insured thereunder as its interest may appear or (ii) in the case of each casualty insurance policy, contain a lender loss payable clause or endorsement that names the Administrative Agent, on behalf of the Lenders, as lender loss payee thereunder. If the improvements on any Mortgaged Property are at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance LawsAct of 1968 (as now or hereafter in effect or successor act thereto), then, to the extent required by applicable Flood Insurance Laws, the Borrower shall, or shall cause each Loan Party to, (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount reasonably satisfactory to the Administrative Agent and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent. Section 6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except if the failure to comply therewith could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 6.09 Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP and which reflect all material financial transactions and matters involving the assets and business of Holdings, the Borrower or a Restricted Subsidiary, as the case may be (it being understood and agreed that certain Foreign Subsidiaries maintain individual books and records in conformity with generally accepted accounting principles in their respective countries of organization and that such maintenance shall not constitute a breach of the representations, warranties or covenants hereunder). Section 6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and -144-

make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (subject to such accountants’ customary policies and procedures), all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year and only one (1) such time shall be at the Borrower’s expense; provided, further, that during the continuation of an Event of Default, the Administrative Agent (or any of its respective representatives or independent contractors), on behalf of the Lenders, may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. Notwithstanding anything to the contrary in this Section 6.10, none of the Borrower or any of the Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (a) constitutes non-financial trade secrets or non-financial proprietary information, (b) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (c) is subject to attorney-client or similar privilege or constitutes attorney work product. Section 6.11 Additional Collateral; Additional Guarantors. At the Borrower’s expense, subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitation in any Collateral Document, take all action necessary or reasonably requested by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including: (a) Upon the formation (including, for the avoidance of doubt, pursuant to a division or a plan of division) oror acquisition of any new direct or indirect wholly owned Material Domestic Subsidiary (in each case, other than an Excluded Subsidiary) by any Loan Party or the designation in accordance with Section 6.14 of any existing direct or indirect wholly owned Material Domestic Subsidiary as a Restricted Subsidiary (in each case, other than an Excluded Subsidiary) or any Subsidiary becoming a wholly owned Material Domestic Subsidiary (in each case, other than an Excluded Subsidiary) or any Restricted Subsidiary that is a Material Domestic Subsidiary ceasing to be an Excluded Subsidiary: (i) within 60 days after such formation, acquisition or, designation or occurrence, or such longer period as the Administrative Agent may agree in writing in its discretion: (A) cause each such Material Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Administrative Agent (or, in the case of the Intercompany Note prior to the Discharge of Fixed Asset Obligations, the Fixed Asset Administrative Agent), other than with respect to any Excluded Assets, joinders to this Agreement as Guarantors, Security Agreement Supplements, Intellectual Property Security Agreements, a counterpart of the Intercompany Note and other security agreements and documents as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent (consistent with the Mortgages, Security Agreement, Intellectual Property Security Agreements and other security agreements in effect on the Closing -145-

Date), in each case granting Liens required by the Collateral and Guarantee Requirement; (B) cause each such Material Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement (and the parent of each such Domestic Subsidiary that is a Guarantor) to deliver any and all certificates representing Equity Interests (to the extent certificated) and intercompany notes (to the extent certificated) that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank; (C) take and cause such Material Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement and each direct or indirect parent of such Material Domestic Subsidiary to take whatever action (including the recording of Mortgages, the filing of UCC financing statements and delivery of stock and membership interest certificates) as may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and perfected Liens to the extent required by the Collateral and Guarantee Requirement, and to otherwise comply with the requirements of the Collateral and Guarantee Requirement; (ii) if reasonably requested by the Administrative Agent, within forty-five (45) days after such request (or such longer period as the Administrative Agent may agree in writing in its discretion), deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the Lenders, of counsel for the Loan Parties to the Administrative Agent as to such matters set forth in this Section 6.11(a) as the Administrative Agent may reasonably request; (iii) as promptly as practicable after the request therefor by the Administrative Agent, deliver to the Administrative Agent with respect to each Material Real Property, any existing title reports, abstracts or environmental assessment reports, to the extent available and in the possession or control of the Borrower; provided, however, that there shall be no obligation to deliver to the Administrative Agent any existing environmental assessment report whose disclosure to the Administrative Agent would require the consent of a Person other than the Borrower or one of its Subsidiaries, where, despite the commercially reasonable efforts of the Borrower to obtain such consent, such consent cannot be obtained; and (iv) if reasonably requested by the Administrative Agent, within sixty (60) days after such request (or such longer period as the Administrative Agent may agree in writing in its discretion), deliver to the Administrative Agent any other items necessary from time to time to satisfy the Collateral and Guarantee Requirement with respect to perfection and existence of security interests with respect to property of any Guarantor acquired after the ClosingAmendment No. 10 Effective Date and subject to the Collateral and Guarantee Requirement, but not specifically covered by the preceding clauses (i), (ii) or (iii) or clause (b) below. (b) Not later than one hundred twenty (120) days after the acquisition by any Loan Party of Material Real Property as determined by the Borrower (acting reasonably and in good -146-

faith) (or such longer period as the Administrative Agent may agree in writing in its discretion) that is required to be provided as Collateral pursuant to the Collateral and Guarantee Requirement, which property would not be automatically subject to another Lien pursuant to pre-existing Collateral Documents, cause such property to be subject to a Lien and Mortgage in favor of the Administrative Agent for the benefit of the Secured Parties and take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect or record such Lien, in each case to the extent required by, and subject to the limitations and exceptions of, the Collateral and Guarantee Requirement and to otherwise comply with the requirements of the definition of “Collateral and Guarantee Requirement”. (c) The Borrower, in its sole discretion, may, by written notice to the Administrative Agent, designate and provide that any Restricted Subsidiary that is otherwise an Excluded Subsidiary and is organized in an Acceptable Jurisdiction to Guarantee the Obligations by causing such Restricted Subsidiary to execute a joinder to this Agreement in form and substance reasonably satisfactory to the Administrative Agent, and any such Restricted Subsidiary shall, upon the effectiveness of such designation (an “Optional Guarantor Effective Date”) be a Guarantor, Loan Party and Subsidiary Guarantor hereunder for all purposes (any such Restricted Subsidiary that the Borrower so causes to become a Guarantor, an “Optional Guarantor”). The occurrence of the Optional Guarantor Effective Date as to any Optional Guarantor shall be subject to (x) the Borrower taking or causing to be taken all actions in set forth in Section 6.11(a) as if such Optional Guarantor were a newly formed or acquired wholly owned Material Domestic Subsidiary that is not an Excluded Subsidiary and otherwise satisfying the Collateral and Guarantee Requirement with respect to such Optional Guarantor (including, for any Optional Guarantor that constitutes a Foreign Subsidiary, such Foreign Subsidiary (and, with respect to the Equity Interests of such Foreign Subsidiary, the parent company of such Foreign Subsidiary) executing and delivering foreign law Collateral Documents and taking foreign law actions to satisfy the Collateral and Guarantee Requirement for Foreign Subsidiaries that constitute Loan Parties and their Equity Interests and (y) the Lenders and the Administrative Agent receiving all information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable anti-money laundering laws with respect to such Optional Guarantor. For the avoidance of doubt, (i) an Optional Guarantor shall not constitute an Excluded Subsidiary from and after the Optional Guarantor Effective Date relating to such Optional Guarantor until such time (if any) as such Optional Guarantor is released in accordance with Sections 9.10 and 11.09 and (ii) each Additional Borrower shall satisfy the requirements applicable to an Optional Guarantor set forth in this clause (c) in addition to the requirements set forth in Section 2.19. Section 6.12 Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, comply, and take all reasonable actions to cause all lessees and other Persons operating or occupying its properties to comply with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and, in each case to the extent the Loan Parties are required by Environmental Laws, conduct any investigation, remedial or other corrective action necessary to address Hazardous Materials at any property or facility in accordance with applicable Environmental Laws. -147-

Section 6.13 Further Assurances. Promptly upon reasonable request by the Administrative Agent (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Collateral Documents, to the extent required pursuant to the Collateral and Guarantee Requirement. If the Administrative Agent reasonably determines that it is required by applicable Law to have appraisals prepared in respect of any Mortgaged Property, the Borrower shall provide to the Administrative Agent appraisals that satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of FIRREA. The Borrower shall promptly notify the Administrative Agent upon the purchase of the Split Brands or the termination of Holdings’ obligation to purchase the Split Brands. To the extent that the Split Brands are purchased prior to the Split Brands Cutoff Date: (i) either (x) such purchase must be made by the Borrower or a Subsidiary Guarantor, or (y) upon the purchase of the Split Brands by Holdings, Holdings shall contribute the Split Brands to the Borrower or a Subsidiary Guarantor and (ii) the Borrower shall take all such actions required by Section 6.11 to create and perfect the security interest in the Split Brands and comply with the Collateral and Guarantee Requirement. Holdings shall take all actions necessary to consummate the BSPA Assignment. Section 6.14 Designation of Subsidiaries. TheIn the case of Borrower may at any time after the Closing Date, be permitted to designate any Restricted Subsidiary of the Borrower as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Specified Default shall have occurred and be continuing, (ii) immediately after giving effect to such designation, the Payment Condition shall be satisfied, (iii) there shall exist capacity after giving effect to such designation under Section 7.02 to make or hold an Investment in such Unrestricted Subsidiary, (iv) no Subsidiary may be designated as an Unrestricted Subsidiary if, after such designation, it would be a “Restricted Subsidiary” for the purpose of the Term Loan Credit Agreement, the 2028 Notes, the 2031 Notes or any Junior Financingany Specified Debt and (ivv) no Restricted Subsidiary may be designated an Unrestricted Subsidiary if it was previously designated an Unrestricted Subsidiary. The designation of any Subsidiary as an Unrestricted Subsidiary after the ClosingAmendment No. 10 Effective Date shall constitute an Investment by the Borrower therein at the date of designation in an amount equal to the fair market value as determined in good faith by the Borrower of the Borrower’s or its Subsidiary’s (as applicable) Investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (i) the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time and (ii) a return on any Investment by the Borrower in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the fair market value as determined in good faith by the Borrower at the date of such designation of the Borrower’s or its Subsidiary’s (as applicable) Investment in such Subsidiary. No ;provided further that no Loan Party or Restricted Subsidiary shallmay sell, contribute, transfer, assign or dispose of, or grant an exclusive license of, Material Intellectual Property to an Unrestricted Subsidiary, and no Subsidiary of the Borrower may be designated as an Unrestricted Subsidiary if such Subsidiary owns or holds any rights in any Material Intellectual Property. Section 6.15 Maintenance of Ratings. Use commercially reasonable efforts to maintain (i) a public corporate credit rating (but not any specific rating) from S&P and a public corporate family rating (but not any specific rating) from -148-

Moody’s, in each case in respect of the Borrower, and (ii) a public rating (but not any specific rating) in respect of the Revolving Credit Facility from each of S&P and Moody’s. Section 6.16 Physical Inventories. The Loan Parties, at their own expense, shall conduct a physical inventory to be undertaken in each twelve (12) month period (or alternatively, periodic cycle counts) consistent with historical practices (and on a more frequent basis if requested by the Administrative Agent when an Event of Default exists), conducted following such methodology as is consistent with the methodology used in the immediately preceding inventory (or cycle count) or as otherwise may be reasonably satisfactory to the Administrative Agent. Following the completion of such inventory, the Borrower and the Subsidiary Guarantors shall promptly post such results to the Loan Parties’ stock ledgers and general ledgers, as applicable. Section 6.17 Appraisals. If requested by the Administrative Agent, at the expense of the Borrower, once per 18-month period at any time as determined by the Administrative Agent, the Borrower will permit the Administrative Agent or professionals (including consultants, accountants, lawyers and appraisers) retained by the Administrative Agent, and, unless an Event of Default then exists and is continuing, on reasonable prior notice and during normal business hours, to conduct appraisals or updates thereof of the Borrower’s and the Subsidiary Guarantors’ Inventory, such appraisals and updates to include, without limitation, information required by applicable law and regulations; provided, however, (a) if Specified Excess Availability is less than or equal to 85% of the Line Cap at any time during a fiscal year of the Borrower, such appraisals may occur once during such fiscal year if requested by the Administrative Agent, (b) if a Weekly Reporting Period has occurred during a fiscal year of the Borrower, such appraisals may occur twice per fiscal year if requested by the Administrative Agent and (c) if an Event of Default has occurred and is continuing there shall be no limitation as to the number and frequency of such appraisals during such calendar year at the sole expense of the Borrower. For purposes of this Section 6.17, it is understood and agreed that a single appraisal may consist of examinations conducted at multiple relevant sites and involve one or more relevant Loan Parties and their assets. Section 6.18 Field Examinations. If requested by the Administrative Agent, at the expense of the Borrower, once per 18-month period at any time as determined by the Administrative Agent, the Borrower will permit the Administrative Agent or professionals (including consultants, accountants, lawyers and appraisers) retained by the Administrative Agent, and, unless an Event of Default then exists and is continuing, on reasonable prior notice and during normal business hours, to conduct field examinations or updates thereof to ensure the adequacy of Collateral included in the Borrowing Base and related reporting and control systems; provided, however, (a) if Specified Excess Availability is less than or equal to 85% of the Line Cap at any time during a fiscal year of the Borrower, such field examinations may occur once during such fiscal year if requested by the Administrative Agent, (b) if a Weekly Reporting Period has occurred during a fiscal year of the Borrower, such field examinations may occur twice per fiscal year if requested by the Administrative Agent, and (c) if an Event of Default has occurred and is continuing during any calendar year there shall be no limitation as to the number and frequency of such field examinations during such calendar year at the sole expense of the Borrower. For purposes of this Section 6.18, it is understood and agreed that a single field examination may consist of examinations conducted at multiple relevant sites and involve one or more relevant Loan Parties and their assets. -149-

Section 6.19 Administration of Certain Collateral; Cash Management. (a) Records and Schedules of Accounts. The Borrower and each Subsidiary Guarantor shall keep accurate and complete records of its Accounts, including all payments and collections thereon, and shall submit to the Administrative Agent sales, collection, reconciliation and other reports in form reasonably satisfactory to the Administrative Agent, on such periodic basis as the Administrative Agent may reasonably request. If Accounts in an aggregate face amount of $3,000,00010,000,000 or more cease to be Eligible Accounts, the Borrower shall notify the Administrative Agent of such occurrence promptly (and in any event within two (2) Business Days) after the Borrower or any Subsidiary Guarantor has knowledge thereof. (b) Taxes. If an Account of the Borrower or any Subsidiary Guarantor includes a charge for any Taxes, the Administrative Agent is authorized, in its reasonable discretion, to pay the amount thereof to the proper taxing authority for the account of the Borrower or such Subsidiary Guarantor and to charge such Loan Party therefor; provided, however, that neither the Administrative Agent nor Lenders shall be liable for any Taxes that may be due from the Borrower or any Subsidiary Guarantor or with respect to any Collateral. (c) Account Verification. If an Event of Default exists and is continuing, the Administrative Agent shall have the right at any time (subject to applicable Laws), in the name of the Borrower, any Subsidiary Guarantor or the Administrative Agent or any designee of the Administrative Agent, to verify the validity, amount or any other matter relating to any Accounts of the Borrower or any Subsidiary Guarantor by mail, telephone or otherwise. The Borrower and each Subsidiary Guarantor shall cooperate fully with the Administrative Agent in an effort to facilitate and promptly conclude any such verification process. (d) Maintenance of Cash Management System. (i) Schedule of DDAs. Section 6.19(d)(i) of the Confidential Disclosure Letter sets forth all DDAs maintained by the Loan Parties as of the ClosingAmendment No. 10 Effective Date, including with respect to each depository, (i) the name and address of such depository, (ii) the account number(s) maintained with such depository, and (iii) a contact person at such depository. Except as set forth below pursuant to the Cash Management System, each Loan Party shall be the sole account holder of each DDA and shall not allow any other Person to have control over a DDA or any property deposited therein. (ii) Cash Management System. The Loan Parties will establish and maintain the cash management system described below (the “Cash Management System”): (A) On or prior to the date that is 90 days after the Closing Date (or, unless a Cash Dominion Period is continuing or an Event of Default has occurred, such later date as the Administrative Agent may, in its sole discretion, consent to in writing), the Borrower shall have established a concentration account in its name (the “Concentration Account”) with a bank reasonably acceptable to the Administrative Agent. (B) Except in connection with Excluded Deposit Accounts, on or prior to date that is 90 days after the Closing Date (or, unless a Cash Dominion Period is continuing or an Event of Default has occurred, such later date as the Administrative Agent may, in its sole discretion, consent to in writing), (i) each Loan Party that maintains a DDA shall deliver to the Administrative Agent for each DDA (other than Excluded Deposit Accounts) maintained by such Loan Party, a multi-party blocked account control agreement or lockbox account agreement between the Administrative Agent, the bank at which each such DDA is maintained and the -150-

relevant Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent (each a “DDA Control Agreement”) and (ii) the Borrower shall deliver to the Administrative Agent for the Concentration Account, a multi-party blocked account control agreement or lockbox account agreement between the Administrative Agent, the bank at which the Concentration Account is maintained and the Borrower, in form and substance reasonably satisfactory to the Administrative Agent (the “Concentration Account Control Agreement” and, together with any DDA Control Agreement, each a “Blocked Account Agreement”). Each such DDA Control Agreement shall provide, among other things, that, during the continuance of a Cash Dominion Period, the bank at which any such Blocked Account is maintained, agrees to forward on a daily basis all available amounts in each such account directly or by transfer through one or more Blocked Accounts to the Concentration Account. In addition, the Concentration Account Control Agreement shall provide, among other things, that during the continuation of a Cash Dominion Period, the bank at which such Concentration Account is maintained shall, upon receipt of notice by the Administrative Agent (given in its discretion or at the direction of Required Lenders), make daily sweeps from the Concentration Account into the Administrative Agent’s account for application to the Obligations. From and after the 90th day following the Closing Date, no Loan Party shall maintain any DDA (other than an Excluded Deposit Account) unless it shall be subject to a Blocked Account Agreement. (C) During a Cash Dominion Period, the balance from time to time standing to the credit of the Blocked Accounts shall be distributed as directed in accordance with the provisions of the Blocked Account Agreements. Other than during a Cash Dominion Period, the balance from time to time standing to the credit of the Blocked Accounts and the Concentration Account shall be distributed as directed by the Borrower. (D) So long as no Default or Event of Default has occurred and is continuing, the Loan Parties may amend Section 6.19(d)(i) of the Confidential Disclosure Letter to add or replace a depository bank or any Blocked Account; provided that (i) the Administrative Agent shall have consented in writing in advance to the opening of such new or replacement Blocked Account with the relevant bank (which consent shall not be unreasonably withheld or delayed) and (ii) prior to the time of the opening of such account, the applicable Loan Party and such bank shall have executed and delivered to the Administrative Agent a Blocked Account Agreement in form and substance reasonably satisfactory to the Administrative Agent. Each Loan Party shall cease using any Blocked Account to hold proceeds of Collateral promptly and in any event within 30 days (or such later date as the Administrative Agent may, in its sole reasonable discretion, consent to in writing) following notice from the Administrative Agent to the Borrower that (A) the creditworthiness of the bank holding such Blocked Account is no longer acceptable in the Administrative Agent’s Permitted Discretion, or (B) the operating performance, funds transfer or availability procedures or performance with respect to accounts or lockboxes of the bank holding such Blocked Account or Administrative Agent’s liability under any Blocked Account Agreement with such bank is no longer acceptable in the Administrative Agent’s Permitted Discretion. (E) The Blocked Accounts shall be Collateral accounts, with all cash, checks and other similar items of payment in such accounts securing payment of the Loans and all other Obligations, and in which the applicable Loan Party shall have granted a Lien to the Administrative Agent, for the benefit of the Secured Parties, pursuant to this Agreement. Each Loan Party shall use commercially reasonable efforts to ensure that all cash, checks and other similar items of payment in the Blocked Accounts are solely in respect of Collateral. -151-

(F) All collections of Accounts and all proceeds of the sale or other disposition of any Collateral, other than collections and proceeds that are held in Excluded Deposit Accounts in accordance with the terms hereof, shall be deposited directly into a Blocked Account. In the event that, notwithstanding the provisions of this clause (F), any Loan Party receives or otherwise has dominion and control of any proceeds or collections of Accounts or proceeds of Collateral outside of the Blocked Accounts, such proceeds and collections shall be held in trust by such Loan Party for the Administrative Agent and shall, not later than four (4) Business Days after receipt thereof, be deposited into a Blocked Account or dealt with in such other fashion as such Loan Party may be instructed by the Administrative Agent. (e) Account Statements. During the continuance of a Cash Dominion Period, each Loan Party shall provide the Administrative Agent with any information and account statements with respect to the Blocked Accounts as reasonably requested by Administrative Agent. (f) Sole Dominion of Administrative Agent. During a Cash Dominion Period, the Concentration Account shall at all times be under the sole dominion and control of the Administrative Agent. Each Loan Party hereby acknowledges and agrees that during a Cash Dominion Period, (i) such Loan Party has no right of withdrawal from the Concentration Account, (ii) the funds on deposit in the Concentration Account shall at all times be collateral security for all of the Obligations and (iii) the funds on deposit in the Concentration Account shall be transferred daily to the Administrative Agent’s account for application to the Obligations. During any Cash Dominion Period, (x) if the Concentration Account is maintained at Citi, the ledger balance in the Concentration Account as of the end of a Business Day shall be transferred to the Administrative Agent’s account and applied to the Obligations at the beginning of the next Business Day and (y) if the Concentration Account is not maintained at Citi, payments shall be applied to the Obligations on the Business Day of receipt of good funds by the Administrative Agent in the account designated by the Administrative Agent for such purposes; provided that if any such payment is received after 2:00 p.m., it may be deemed received on the next Business Day. The Administrative Agent shall, unless otherwise directed in writing by the Required Lenders or otherwise required by Section 8.03, apply all available funds in its account which were deposited pursuant to this clause (f) in such order as the Administrative Agent determines in its sole discretion, provided that to the extent no Outstanding Amounts are outstanding, the Administrative Agent may, in its discretion, unless otherwise directed in writing by the Required Lenders, either (i) apply such funds to the Obligations in such order as the Administrative Agent determines or (ii) return such funds to the Borrower (it being understood that if as a result of such application, a credit balance exists, the balance shall not accrue interest in favor of Borrower). During any Cash Dominion Period, the Borrower and each Subsidiary Guarantor irrevocably waives the right to direct the application of any payments or Collateral proceeds, and agrees that the Administrative Agent shall have the continuing, exclusive right to apply and reapply same against the Obligations, in such manner as the Administrative Agent determines in its discretion. (g) Other Remedies. Nothing contained in this Section 6.19 shall limit the Administrative Agent’s exercises of rights and remedies pursuant to the terms and provisions of the Security Agreement or any other Collateral Documents when an Event of Default has occurred and is continuing. Section 6.20 Post-Closing CovenantsPost-Amendment No. 10 Effective Date Obligations. (a) Within ten (10) Business Days following the Closing Date (or such later date as the Administrative Agent may, in its reasonable discretion, consent to in writing), the Borrower will permit the Administrative Agent to complete a field examination to ensure the adequacy of Collateral included in the Borrowing Base and related reporting and control systems. -152-

(b) Within ten (10) Business Days following the Closing Date (or such later date as the Administrative Agent may, in its reasonable discretion, consent to in writing), the Borrower will permit the Administrative Agent or professionals (including consultants, accountants, lawyers and appraisers) retained by the Administrative Agent to complete appraisals of the Borrower’s and the Subsidiary Guarantors’ Inventory, such appraisals and updates to include, without limitation, information required by applicable law and regulations. Within 45 days following the Amendment No. 10 Effective Date (or such later date as the Administrative Agent shall agree to), the Borrower will deliver to the Administrative Agent endorsements relating to the insurance policies referred to in Section 6.07 that name the Administrative Agent, on behalf of the Lenders, as lender loss payee thereunder. Within 20 Business Days following the Amendment No. 10 Effective Date (or such later date as the Administrative Agent shall agree to), the Borrower will cause that certain account of a Loan Party (number xx5962) at Wells Fargo Bank, National Association to become subject to an existing or new DDA Control Agreement and provide the Administrative Agent evidence of same. Within 30 days following the Amendment No. 10 Effective Date (or such later date as the Administrative Agent shall agree to), the Borrower will cause the Loan Parties to enter into such intellectual property security agreements or supplements thereto as the Administrative Agent may reasonably request. ARTICLE VII. NEGATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than (i) contingent indemnification obligations as to which no claim has been asserted and (ii) obligations under ABL Secured Treasury Services Agreements or obligations under ABL Secured Hedge Agreements) which is accrued and payable shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (unless the Outstanding Amount of the L/C Obligations related thereto has been Cash Collateralized, back-stopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or deemed reissued under another agreement reasonably acceptable to the applicable L/C Issuer), then from and after the Closing Date, Holdings and the Borrower (and, with respect to Section 7.11 only, the Borrower and, with respect to Section 7.14 only, Holdings) shall not and shall not permit any of its Restricted Subsidiaries to, directly or indirectly: Section 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens created pursuant to any Loan Documents; (b) Liens existing on the Amendment No. 910 Effective Date and listed in Schedule 7.01 to Amendment No. 910 and any modifications, replacements, renewals, refinancings or extensions thereof; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.03, and (B) proceeds and products thereof, and (ii) the replacement, renewal, extension or refinancing of the -153-

obligations secured or benefited by such Liens, to the extent constituting Indebtedness, is permitted by Section 7.03; (c) Liens for taxes, assessments or governmental charges that are not overdue for a period of more than thirty (30) days or that are being contested in good faith and by appropriate actions, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (d) statutory or common law Liens of landlords, sublandlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens, so long as, in each case, such Liens secure amounts not overdue for a period of more than thirty (30) days or if more than thirty (30) days overdue, are unfiled and no other action has been taken to enforce such Liens or that are being contested in good faith and by appropriate actions, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (e) (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any of its Restricted Subsidiaries; (f) deposits to secure the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business; (g) easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions and other similar encumbrances and minor title defects affecting Real Property that do not in the aggregate materially interfere with the ordinary conduct of the business of the Borrower or any of its Restricted Subsidiaries, taken as a whole, and any exceptions on the Mortgage Policies issued in connection with the Mortgaged Properties; (h) Liens securing judgments or orders for the payment of money not constituting an Event of Default under Section 8.01(h); (i) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which (i) do not interfere in any material respect with the business of the Borrower and its Restricted Subsidiaries, taken as a whole, (ii) do not secure any Indebtedness or (iii) are permitted by Section 7.05; (j) Liens (i) in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business or (ii) on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business; -154-

(k) Liens (i) of a collection bank arising under Section 4-208 of the Uniform Commercial Code on items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and (iii) in favor of a banking or other financial institution arising as a matter of Law or under customary general terms and conditions encumbering deposits or other funds maintained with a financial institution (including the right of set-off) and that are within the general parameters customary in the banking industry or arising pursuant to such banking institutions general terms and conditions; (l) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Sections 7.02(g), (i) and (n) or, to the extent related to any of the foregoing, Section 7.02(r) to be applied against the purchase price for such Investment, and (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien; (m) Liens (i) in favor of the Borrower or a Restricted Subsidiary on assets of a Restricted Subsidiary that is not a Loan Party securing Indebtedness permitted under Section 7.03(b), (d) and (u) and (ii) in favor of the Borrower or any Subsidiary Guarantor; (n) any interest or title of a lessor, sublessor, licensor or sublicensor under leases, subleases, licenses or sublicenses entered into by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business; (o) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business permitted by this Agreement; (p) Liens deemed to exist in connection with Investments in repurchase agreements under Section 7.02; (q) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes; (r) Liens that are contractual rights of set-off or rights of pledge (i) relating to the establishment of depository relations with banks or other deposit-taking financial institutions and not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any of its Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any of its Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any of its Restricted Subsidiaries in the ordinary course of business; (s) Liens solely on any cash earnest money deposits made by the Borrower or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder; (t) ground leases in respect of Real Property on which facilities owned or leased by the Borrower or any of its Restricted Subsidiaries are located; -155-

(u) Liens to secure Indebtedness permitted under Section 7.03(e); provided that (i) such Liens are created within 270 days of the acquisition, construction, repair, lease or improvement of the property subject to such Liens, (ii) such Liens do not at any time encumber property (except for replacements, additions and accessions to such property) other than the property financed by such Indebtedness and the proceeds and products thereof and customary security deposits and (iii) with respect to Capitalized Leases, such Liens do not at any time extend to or cover any assets (except for replacements, additions and accessions to such assets) other than the assets subject to such Capitalized Leases and the proceeds and products thereof and customary security deposits; provided that individual financings of equipment provided by one lender may be cross-collateralized to other financings of equipment provided by such lender; (v) Liens on property of any Subsidiary that is not a Loan Party, which Liens secure Indebtedness of any of Holdings, the Borrower or any Subsidiary permitted under Section 7.03; (w) Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary (other than by designation as a Restricted Subsidiary pursuant to Section 6.14), in each case after the Closing Date (other than Liens on the Equity Interests of any Person that becomes a Restricted Subsidiary); provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary, (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), and (iii) the Indebtedness secured thereby is permitted under Section 7.03(g); (x) (i) zoning, building, entitlement and other land use regulations by Governmental Authorities with which the normal operation of the business complies, and (ii) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Borrower and its Restricted Subsidiaries, taken as a whole; (y) Liens arising from precautionary Uniform Commercial Code financing statement or similar filings; (z) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (aa) the modification, replacement, renewal or extension of any Lien permitted by clauses (b), (u) and (w) of this Section 7.01; provided that (i) the Lien does not extend to any additional property, other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien and (B) proceeds and products thereof, and (ii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens is permitted by Section 7.03 (to the extent constituting Indebtedness); (bb) Liens with respect to property or assets of the Borrower or any of its Restricted Subsidiaries securing obligations in an aggregate principal amount outstanding at any time not to -156-

exceed the greater of $75,000,00095,000,000 and 20.0% of Consolidated EBITDA for the most recently ended Test Period, in each case determined as of the date of incurrence; (cc) [reserved]; (dd) [reserved]; (ee) Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods; (ff) deposits of cash with the owner or lessor of premises leased and operated by the Borrower or any of its Subsidiaries to secure the performance of the Borrower’s or such Subsidiary’s obligations under the terms of the lease for such premises; (gg) [reserved]; and (hh) Liens on the Collateral securing Indebtedness, without duplication, permitted under Section 7.03(s) or (x) (including, for the avoidance of doubt, any Liens securing obligations referred to in clause (ii) of the definition of “Term Loan Facility Indebtedness”); provided that such Liens shall be subject to the Term Loan Intercreditor Agreement in the capacity of Fixed Asset Obligations. Notwithstanding the foregoing, none of the Liens permitted pursuant to this Agreement may at any time attach to any Accounts or Inventory, other than Permitted Liens or those permitted under clause (hh) of this Section 7.01, unless the Liens thereon are subordinated to the Lien of the Administrative Agent in a manner reasonably acceptable to the Administrative Agent. The ability of a Loan Party to incur a Lien pursuant to this Section 7.01 shall not limit or restrict the ability of the Administrative Agent to establish any Reserve relating thereto. Section 7.02 Investments. Make or hold any Investments, except: (a) Investments by the Borrower or any of its Restricted Subsidiaries in assets that were Cash Equivalents when such Investment was made; (b) loans or advances to officers, directors and employees of any Loan Party (or any direct or indirect parent thereof) or any of its Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes, (ii) in connection with such Person’s purchase of Equity Interests of Holdings or any direct or indirect parent thereof; provided that, to the extent such loans or advances are made in cash, the amount of such loans and advances used to acquire such Equity Interests shall be contributed to the Borrower in cash as common equity and (iii) for any other purposes not described in the foregoing clauses (i) and (ii); provided that the aggregate principal amount outstanding at any time under clause (iii) above shall not exceed the greater of (x) $10,000,00015,000,000 and (y) 3% of Consolidated EBITDA for the most recently ended Test Period; (c) Investments (i) by the Borrower or any Restricted Subsidiary in any Loan Party (other than Holdings), (ii) by any Restricted Subsidiary that is not a Loan Party in any other -157-

Restricted Subsidiary that is not a Loan Party and (iii) by any Loan Party in any Restricted Subsidiary that is not a Loan Party; provided that (A) any such Investments made pursuant to this clause (iii) in the form of intercompany loans shall be evidenced by notes that, unless they are Excluded Assets, have been pledged (individually or pursuant to a global note) to the Administrative Agent for the benefit of the Lenders (it being understood and agreed that any Investments permitted under this clause (iii) that are not so evidenced as of the Closing Date are not required to be so evidenced and pledged until the date that is sixty (60) days after the Closing Date (or such later date as may be approved by the Administrative Agent)) and (B) the aggregate amount of Investments made pursuant to this clause (iii) shall not exceed at any time outstanding the sum of (x) together with Investments pursuant to Section 7.02(i)(iv)(1), the greater of $130,000,000 and 4.00% of Total Assets and (y)the greater of (x) $165,000,000 and (y) 35% of Consolidated EBITDA for the most recently ended Test Period and (y) the Cumulative Credit at such time; (d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business; (e) Investments (excluding loans and advances made in lieu of Restricted Payments pursuant to and limited by Section 7.02(m) below) consisting of transactions permitted under Sections 7.01, 7.03 (other than 7.03(c) andor (d)), 7.04 (other than 7.04(c)(ii) or (e)), 7.05 (other than 7.05(e)), 7.06 (other than 7.06(d) or (h)(iv)) and 7.13, respectively; (f) Investments (i) existing or contemplated on the Amendment No. 910 Effective Date or made pursuant to legally binding written contracts in existence on the Amendment No. 910 Effective Date, in each case set forth in Schedule 7.02 to Amendment No. 910 and any modification, replacement, renewal, reinvestment or extension thereof that does not in each case increase the amount of such Investment and (ii) existing on the ClosingAmendment No. 10 Effective Date by the Borrower or any Restricted Subsidiary in the Borrower or any other Restricted Subsidiary and any modification, renewal or extension thereof; (g) Investments in Swap Contracts permitted under Section 7.03; (h) promissory notes, securities and other non-cash consideration received in connection with Dispositions permitted by Section 7.05; (i) any acquisition of all or substantially all the assets of a Person or any Equity Interests in a Person that becomes a Restricted Subsidiary or division or line of business of a Person (or any subsequent Investment made in a Person, division or line of business previously acquired in a Permitted Acquisition), in a single transaction or series of related transactions, if immediately after giving Pro Forma Effect thereto: (i) no Event ofSpecified Default shall have occurred and be continuing, (ii) either (A) the Payment Condition is satisfied or (B)(I) the Consolidated Fixed Charge Coverage Ratio for the most recently ended Test Period at the end of which financial statements were required to be delivered hereunder calculated on a Pro Forma Basis is greater than or equal to 1.00 to 1.00 and (II) the Borrower shall have provided to the Administrative Agent a certificate of a Responsible Officer of Borrower demonstrating in reasonable detail that the Payment Condition shall be satisfied within 60 days after the consummation of such acquisition or Investment; (iii) to the extent required by the Collateral and Guarantee Requirement, (A) the property, assets and businesses acquired in such purchase or other acquisition shall constitute Collateral and (B) any such newly created or acquired -158-

Subsidiary (other than an Excluded Subsidiary or an Unrestricted Subsidiary) shall become Guarantors, in each case, in accordance with Section 6.11, and (iv) the aggregate amount of Investments made by virtue of this Section 7.02(i) in Persons that do not become Loan Parties or of assets that will not be held by Borrower or a Subsidiary Guarantor shall not exceed at any time outstanding the sum of (1) together with Investments pursuant to Section 7.02(c)(iii)(B)(x), the greater of $205,000,000 and 6.25% of Total Assetsthe greater of (x) $237,500,000 and (y) 50% of Consolidated EBITDA for the most recently ended Test Period and (2) the Cumulative Credit at such time (any such acquisition, a “Permitted Acquisition”); (j) Investments made in connection with the Transactions; (k) Investments in the ordinary course of business consisting of UCC Article 3 endorsements for collection or deposit and UCC Article 4 customary trade arrangements with customers consistent with past practices; (l) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment; (m) loans and advances to any direct or indirect parent of the Borrower not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof) Restricted Payments to the extent permitted to be made to such parent in accordance with Sections 7.06(f), (g) or (h), such Investment being treated for purposes of the applicable clause of Section 7.06, including any limitations, as if a Restricted Payment made pursuant to such clause; (n) Investments in an aggregate amount outstanding pursuant to this clause (n) (valued at the time of the making thereof, and without giving effect to any write downs or write offs thereof) at any time not to exceed (x) the greater of (A) $165,000,000 and 5.00% of Total Assets210,000,000 and (B) 45% of Consolidated EBITDA for the most recently ended Test Period (in each case, net of any return in respect thereof, including dividends, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts) plus (y) the Cumulative Credit at such time; (o) advances of payroll payments to employees in the ordinary course of business; (p) (i) Investments made in the ordinary course of business in connection with obtaining, maintaining or renewing client contracts and loans or advances made to distributors in the ordinary course of business and (ii) Investments to the extent that payment for such Investments is made solely with Equity Interests of the Borrower (or any direct or indirect parent of the Borrower); (q) Investments of a Restricted Subsidiary acquired after the Closing Date or of a corporation merged or amalgamated or consolidated into the Borrower or merged, amalgamated or consolidated with a Restricted Subsidiary in accordance with Section 7.04 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger or consolidation; -159-

(r) Investments made by any Restricted Subsidiary that is not a Loan Party to the extent such Investments are financed with the proceeds received by such Restricted Subsidiary from an Investment in such Restricted Subsidiary permitted under this Section 7.02; (s) Guarantees by the Borrower or any of its Restricted Subsidiaries of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business; (t) [reserved]; (u) the acquisition of the Split Brands pursuant to the Split Brands Acquisition Agreement as in effect on the Closing Date or as amended in any manner not material and adverse to the Lenders; (u) (v) Investments consisting of any Foreign IP Transfer; (v) (w) Investments made with Excluded Contributions; and (w) (x) any Investment, so long as (A) the Payment Condition shall be satisfied after giving effect to such Investment, (B) no Default shall have occurred and be continuing or would result from such Investment and (C) if requested by the Administrative Agent, the Borrower shall have provided a certificate of a Responsible Officer of Borrower as to the satisfaction of the conditions in the foregoing clauses (A) and (B).. Section 7.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness of any Loan Party under the Loan Documents; (b) (i) Indebtedness outstanding on the Amendment No. 910 Effective Date and listed in Schedule 7.03 to Amendment No. 910 (other than, for the avoidance of doubt, the 2028 Notes and the 2031 Notes and any Term Loan Facility Indebtedness) and any Permitted Refinancing thereof and (ii) intercompany Indebtedness outstanding on the Closing Date and any Permitted Refinancing thereof, of which any amount owed by a Restricted Subsidiary that is not a Loan Party to a Loan Party shall be evidenced by an Intercompany Note; provided that all such Indebtedness of any Loan Party owed to any Person or Restricted Subsidiary that is not a Loan Party shall be unsecured and subordinated to the Obligations pursuant to an Intercompany Note; (c) Guarantees by the Borrower and any Restricted Subsidiary in respect of Indebtedness of the Borrower or any Restricted Subsidiary of the Borrower otherwise permitted hereunder; provided that (A) no Guarantee by any Restricted Subsidiary of any Indebtedness constituting a Specified Junior Financing Obligation shall be permitted unless such Guaranteeing party shall have also provided a Guarantee of the Obligations on the terms set forth herein and (B) if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness; (d) Indebtedness of the Borrower or any Restricted Subsidiary owing to any Loan Party or any other Restricted Subsidiary (or issued or transferred to any direct or indirect parent of a Loan Party which is substantially contemporaneously transferred to a Loan Party or any -160-

Restricted Subsidiary of a Loan Party) to the extent constituting an Investment permitted by Section 7.02; provided that all such Indebtedness of any Loan Party owed to any Person or Restricted Subsidiary that is not a Loan Party shall be unsecured and subordinated to the Obligations pursuant to an Intercompany Note; (e) (i) Attributable Indebtedness and other Indebtedness (including Capitalized Leases) financing an acquisition, construction, repair, replacement, lease or improvement of a fixed or capital asset incurred by the Borrower or any Restricted Subsidiary prior to or within 270 days after the acquisition, lease or improvement of the applicable asset and any Permitted Refinancing thereof in an aggregate amount not to exceed the greater of (x) $65,000,000 and 2.00% of Total Assets85,000,000 and (y) 20% of Consolidated EBITDA for the most recently ended Test Period, in each case determined at the time of incurrence (together with any Permitted Refinancings thereof) at any time outstanding and (ii) Attributable Indebtedness arising out of sale-leaseback transactions permitted by Section 7.05(m) and any Permitted Refinancing of such Attributable Indebtedness; (f) Indebtedness in respect of Swap Contracts designed to hedge against the Borrower’s or any Restricted Subsidiary’s exposure to interest rates, foreign exchange rates or commodities pricing risks incurred in the ordinary course of business and not for speculative purposes and Guarantees thereof; (g) Indebtedness of the Borrower or any Restricted Subsidiary assumed in connection with any Permitted Acquisition; provided that such Indebtedness is not incurred in contemplation of such Permitted Acquisition, and any Permitted Refinancing thereof; provided, further, that, after giving pro forma effect to such Permitted Acquisition and the assumption of such Indebtedness, the aggregate amount of such Indebtedness does not exceed (x) the greater of $75,000,00095,000,000 and 20.0% of Consolidated EBITDA for the most recently ended Test Period at any time outstanding plus (y) any additional amount of such Indebtedness so long as the Total Leverage Ratio is no greater than 6.00 :1.00 and, if such Indebtedness is secured, the Secured Leverage Ratio is no greater than 4.00:1.00, in each case determined on a Pro Forma Basis; provided that in the case of clause (y), any such Indebtedness incurred by a Restricted Subsidiary that is not a Loan Party, together with any Indebtedness incurred by a Restricted Subsidiary that is not a Loan Party pursuant to Section 7.03(s), does not exceed in the aggregate at any time outstanding the greater of $65,000,000 and 2.00% of Total Assets, in each case determined at the time of incurrence;; (h) Indebtedness representing deferred compensation to employees of the Borrower or any of its Restricted Subsidiaries incurred in the ordinary course of business; (i) Indebtedness consisting of promissory notes issued by the Borrower or any of its Restricted Subsidiaries to current or former officers, managers, consultants, directors and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of the Borrower or any direct or indirect parent of the Borrower permitted by Section 7.06; (j) Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries in a Permitted Acquisition, any other Investment expressly permitted hereunder or any Disposition, in each case, constituting indemnification obligations or obligations in respect of purchase price (including earnouts) or other similar adjustments; -161-

(k) Indebtedness consisting of obligations of the Borrower or any of its Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with the Transactions, and Permitted Acquisitions or any other Investment expressly permitted hereunder; (l) Cash Management Obligations and other Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections, employee credit card programs and other cash management and similar arrangements in the ordinary course of business and any Guarantees thereof; (m) Indebtedness in an aggregate principal amount that at the time of, and after giving effect to, the incurrence thereof, would not exceed the greater of (x) $165,000,000 and 5.00% of Total Assets210,000,000 and (y) 45% of Consolidated EBITDA for the most recently ended Test Period; (n) Indebtedness consisting of (a) the financing of insurance premiums or (b) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business; (o) Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created in the ordinary course of business, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims; (p) obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Borrower or any of its Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice; (q) Indebtedness in respect of the 2028 Notes in the principal amount outstanding on the Amendment No. 910 Effective Date and the 2031 Notes in the principal amount outstanding on the Amendment No. 910 Effective Date (including, in each case, any guarantees thereof) and, in each case, any Permitted Refinancing thereof; (r) Indebtedness supported by a Letter of Credit, in a principal amount not to exceed the face amount of such Letter of Credit; (s) Permitted Ratio Debt and any Permitted Refinancing thereof; (t) [reserved]; (u) Indebtedness incurred by a Foreign Subsidiary which, when aggregated with the principal amount of all other Indebtedness incurred pursuant to this clause (u) and then outstanding, does not exceed (x) $115,000,000150,000,000 and (y) 30% of Consolidated EBITDA for the most recently ended Test Period; (v) [reserved];Indebtedness incurred in an aggregate principal amount (A) not to exceed the amount of a Restricted Payment that is then able to be made pursuant to Section -162-

7.06(g) plus (B) an amount not to exceed the then amount of Excluded Contributions plus (C) an amount not to exceed the then amount of the Cumulative Credit ; (w) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (v) above; and (x) Term Loan Facility Indebtedness of the Loan Parties (A) under clause (i) of the definition of “Term Loan Facility Indebtedness” (a) in an aggregate principal amount not to exceed $1,008,000,000 and (b)1,140,000,000 and (b) so long as the Payment Condition shall be satisfied, in an aggregate principal amount not to exceed the sum of (1) $350,000,000, the Ratio Indebtedness Starter Basket minus any Indebtedness incurred in reliance on the Ratio Indebtedness Starter Basket pursuant to Section 7.03(s), plus (2) all voluntary prepayments of term loans under the Term Loan Credit Agreement and voluntary permanent commitment reductions hereunder that are not, in each case, financed with the proceeds of any Long Term Indebtedness, plus (3) an aggregate principal amount of incremental loans under the Term Loan Credit Agreement comprising First Lien Debt so long as the Consolidated First Lien Net Leverage Ratio as of the date such Indebtedness is incurred is no more than 4.00 to 1.00 as of the last day of the most recently ended period of four fiscal quarters of the Borrower for which financial statements are internally available (determined on the date of incurrence of such incremental loansthe First Lien Incurrence Leverage Ratio Level after giving effect to any such incurrence (and any other Indebtedness then being incurred pursuant to a Ratio Debt Basket) on a Pro Forma Basis, plus (4) an aggregate principal amount of incremental loans under the Term Loan Credit Agreement comprising Junior Lien Debt so long as the Secured Leverage Ratio is no more than the Secured Incurrence Leverage Ratio Level after giving effect to any such incurrence (and any other Indebtedness then being incurred pursuant to a Ratio Debt Basket) on a Pro Forma Basis, plus (5) an aggregate principal amount of incremental loans under the Term Loan Credit Agreement comprising Unsecured Debt so long as (I) the Total Leverage Ratio as of the date such Indebtedness is incurred is no more than the Unsecured Incurrence Leverage Ratio Level determined on the date such Indebtedness is incurred or (II) the Interest Coverage Ratio for the most recent ended Test Period ending on or prior to the date such Indebtedness is incurred is no less than the Unsecured Incurrence Coverage Ratio Level, in each case, after giving effect to any such incurrence (and any other Indebtedness then being incurred pursuant to a Ratio Debt Basket) on a Pro Forma Basis, and excluding from clause (a) of the definition of “Consolidated First Lien Net Leverage Ratio” the cash proceeds of such incremental loans (any of the capacity for the incurrence of Indebtedness referred to in clauses (3), (4) and (5) shall be referred to as an “Term Loan Incremental Ratio Basket”), minus (46) the amount of all secured Permitted Ratio Debt incurred pursuant to Section 7.03(s), minus (5) the amount of all Incremental Revolving Credit Commitments incurred pursuant to Section 2.14 after the Amendment No. 910 Effective Date and (B) under clause (ii) of the definition of Term Loan Facility Indebtedness; provided that Term Loan Facility Indebtedness if incurred on a secured basis by a Loan Party, such Indebtedness is subject to the Term Loan Intercreditor Agreement in the capacity as Fixed Asset Obligations. For purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable Dollar-denominated restriction -163-

to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased, plus the aggregate amount of fees, underwriting discounts, premiums (including tender premiums) and other costs and expenses (including OID) incurred in connection with such refinancing. The accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 7.03. The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Borrower dated such date prepared in accordance with GAAP. Section 7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions or, for the avoidance of doubt, whether pursuant to a division or plan or division or otherwise) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person (other than as part of the Transactions), except that: (a) any Restricted Subsidiary (other than an Additional Borrower) may merge, amalgamate or consolidate with (i) the Borrower (including a merger, the purpose of which is to reorganize the Borrower into a new jurisdiction); provided that the Borrower shall be the continuing or surviving Person or (ii) one or more other Restricted Subsidiaries; provided that when any Person that is a Loan Party is merging with a Restricted Subsidiary, a Loan Party shall be the continuing or surviving Person; (b) (i) any Subsidiary that is not a Loan Party may merge, amalgamate or consolidate with or into any other Subsidiary that is not a Loan Party, (ii) any Subsidiary may liquidate or dissolve and (iii) any Subsidiary may change its legal form if, with respect to clauses (ii) and (iii), the Borrower determines in good faith that such action is in the best interest of the Borrower and its Subsidiaries and is not materially disadvantageous to the Lenders (it being understood that in the case of any change in legal form, a Subsidiary that is a Guarantor will remain a Guarantor unless such Guarantor is otherwise permitted to cease being a Guarantor hereunder); (c) any Restricted Subsidiary (other than an Additional Borrower) may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Restricted Subsidiary; provided that if the transferor in such a transaction is a Guarantor, then (i) the transferee must be a Guarantor (other than Holdings) or the Borrower or (ii) to the extent constituting an Investment, such Investment must be a permitted Investment in or Indebtedness of a Restricted Subsidiary which is not a Loan Party in accordance with Sections 7.02 (other than Section 7.02(e)) and 7.03, respectively; and (d) so long as no Default has occurred and is continuing or would result therefrom, the Borrower may merge or consolidate with any other Person; provided that (i) the Borrower shall be the continuing or surviving corporation or (ii) if the Person formed by or surviving any such merger or consolidation is not the Borrower (any such Person, the “Successor Company”), (A) the Successor Company shall be an entity organized or existing under the Laws of any state of the United States, any state thereof or the District of Columbia, (B) the Successor Company -164-

shall expressly assume all the obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) each Guarantor, unless it is the other party to such merger or consolidation, shall have confirmed that its Guarantee shall apply to the Successor Company’s obligations under the Loan Documents, (D) each Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement to the Security Agreement and other applicable Collateral Documents confirmed that its obligations thereunder shall apply to the Successor Company’s obligations under the Loan Documents, (E) if requested by the Administrative Agent, each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation, shall have by an amendment to or restatement of the applicable Mortgage (or other instrument reasonably satisfactory to the Administrative Agent) confirmed that its obligations thereunder shall apply to the Successor Company’s obligations under the Loan Documents, and (F) the Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement; provided, further, that if the foregoing are satisfied, the Successor Company will succeed to, and be substituted for, the Borrower under this Agreement; (e) so long as no Default has occurred and is continuing or would result therefrom (in the case of a merger involving a Loan Party), any Restricted Subsidiary (other than an Additional Borrower) may merge or consolidate with any other Person in order to effect an Investment permitted pursuant to Section 7.02; provided that the continuing or surviving Person shall be a Restricted Subsidiary of the Borrower, which together with each of its Restricted Subsidiaries, shall have complied with the requirements of Section 6.11 to the extent required pursuant to the Collateral and Guarantee Requirement; and (f) Holdings, the Borrower and the Restricted Subsidiaries may consummate (A) the Trident Acquisition, related transactions contemplated by the Trident Acquisition Agreement (and documents related thereto) and, (B) the Trust Acquisition, related transactions contemplated by the Trust Acquisition (and documents related thereto) and (c) the Transactions; and (g) so long as no Default has occurred and is continuing or would result therefrom, a merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05. Section 7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition (other than as part of or in connection with the Transactions), except: (a) Dispositions of obsolete, worn out, used or surplus property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful in the conduct of the business of the Borrower or any of its Restricted Subsidiaries; (b) Dispositions of inventory, goods held for sale in the ordinary course of business and immaterial assets (including allowing any registrations or any applications for registration of any IP Rights to lapse or go abandoned) in the ordinary course of business; -165-

(c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property; (d) Dispositions of property to the Borrower or any Restricted Subsidiary; provided that if the transferor of such property is a Loan Party, (i) the transferee thereof must be a Loan Party (other than Holdings) or (ii) if such transaction constitutes an Investment, such transaction is permitted under Section 7.02; (e) to the extent constituting Dispositions, transactions permitted by Sections 7.01, 7.02 (other than Section 7.02(e)), 7.04 (other than Section 7.04(g)) and 7.06 (other than 7.06(d)); (f) [reserved]; (g) Dispositions of Cash Equivalents; (h) (i) leases, subleases, licenses or sublicenses (including the provision of software under an open source license), in each case in the ordinary course of business or which do not materially interfere with the business of the Borrower or any of its Restricted Subsidiaries, (ii) Dispositions of IP Rights that do not materially interfere with the business of the Borrower or any of its Restricted Subsidiaries and (iii) any Foreign IP Transfer; (i) transfers of property subject to Casualty Events; (j) Dispositions of property; provided that (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Default has occurred and is continuing), no Default shall have occurred and been continuing or would result from such Disposition and (ii) with respect to any Disposition pursuant to this clause (j) for a purchase price in excess of the greater (x) $20,000,00047,500,000 and (y) 10.0% of Consolidated EBITDA for the most recently ended Test Period the Borrower or any of its Restricted Subsidiaries shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents (in each case, free and clear of all Liens at the time received, other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Sections 7.01(a), (f), (k), (l), (p), (q), (r)(i), (r)(ii) and (s)); provided, however, that for the purposes of this clause (j)(ii), the following shall be deemed to be cash: (A) any liabilities (as shown on the Borrower’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which the Borrower and all of its Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities received by the Borrower or the applicable Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days following the closing of the applicable Disposition, and (C) aggregate non-cash consideration received by the Borrower or the applicable Restricted Subsidiary having an aggregate fair market value (determined as of the closing of the applicable Disposition for which such non-cash consideration is received) not to exceed the greater of (x)$65,000,000 and 2.00% of Total Assets85,000,000 and (y) 20% of Consolidated EBITDA for the most recently ended Test Period at any time (net of any non-cash consideration converted into cash and Cash Equivalents); provided that Accounts and Inventory may only be the subject of Dispositions pursuant to this clause (j) in any fiscal year of the Borrower to the extent such Disposed Accounts and Inventory so Disposed of (valued in -166-

accordance with the definition of the term “Borrowing Base” without giving effect to the advance rates set forth therein) aggregate to no more than 20% of the Borrowing Base for all such Dispositions in such fiscal year, measured as of the time of each such Disposition; provided, further, that if any Accounts or Inventory are Disposed of pursuant to this clause (j), then the Borrower shall, upon the closing of such Disposition, deliver an updated Borrowing Base Certificate and, for the avoidance of doubt, comply with the provisions of Section 2.05(b)(i) to the extent required; (k) [reserved]; (l) Dispositions or discounts without recourse of accounts receivable in connection with the compromise or collection thereof in the ordinary course of business; provided that upon the Disposition or discount pursuant to this Section 7.05(l) of Collateral of any Loan Party included in the Borrowing Base, if the Net Proceeds thereof in any transaction or series of related transactions are, or are expected to be, in excess of $1,000,000, the Borrower shall furnish an updated Borrowing Base Certificate promptly upon the Disposition or discount of such Collateral, and for the avoidance of doubt, comply with the provisions of Section 2.05(b)(i) to the extent required; (m) Dispositions of property pursuant to sale-leaseback transactions; provided that to the extent the aggregate Net Proceeds from all such Dispositions since the ClosingAmendment No. 10 Effective Date exceeds the greater of (x) $75,000,00095,000,000 and (y) 20% of Consolidated EBITDA for the most recently ended Test Period, such excess may be reinvested in accordance with the definition of “Net Proceeds” or otherwise applied to prepay Term Loan Facility Indebtedness or, if no Term Loan Facility Indebtedness is then outstanding, other Indebtedness (other than the Obligations and any Junior Financing) of the Borrower or any Restricted Subsidiary in accordance with the mandatory prepayment provisions thereof, if so required; (n) any swap of assets in exchange for services or other assets in the ordinary course of business of comparable or greater value or usefulness to the business of the Borrower and its Subsidiaries as a whole, as determined in good faith by the management of the Borrower; (o) any sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary; (p) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (q) the unwinding of any Swap Contract; (r) the lapse or abandonment in the ordinary course of business of any registrations or applications for registration of any immaterial IP Rights; (s) the Disposition of that certain brand of Insight identified to the Administrative Agent prior to the September 2014 Amendment Closing Date; provided that the Net Proceeds of such Disposition shall be applied to prepay any outstanding term loans in accordance with the Term Loan Credit Agreement and may not be reinvested in the business of the Borrower or a Restricted Subsidiary; and -167-

(s) (t) the issuance of Nominal Shares. provided that any Disposition of any property pursuant to this Section 7.05 (except pursuant to SectionsSection 7.05(e), (i), (p), (q), (r) andor (s) and except for Dispositions from a Loan Party to any other Loan Party(other than Holdings)) shall be for no less than the fair market value of such property at the time of such Disposition as determined by the Borrower in good faith. To the extent any Collateral is Disposed of as expressly permitted by this Section 7.05 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing. Section 7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except: (a) each Restricted Subsidiary may make Restricted Payments to the Borrower, and other Restricted Subsidiaries of the Borrower (and, in the case of such a Restricted Payment by a non-wholly owned Restricted Subsidiary, to the Borrower and any other Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests); (b) Holdings, the Borrower and each Restricted Subsidiary may declare and make dividend payments or other Restricted Payments payable solely in the Equity Interests (other than Disqualified Equity Interests not otherwise permitted by Section 7.03) of such Person (and, in the case of such a Restricted Payment by a non-wholly owned Restricted Subsidiary, to the BorrowerHoldings and any other Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests); (c) Restricted Payments made (i) on the Closing Date to consummate the Transactions, (ii) inin respect of working capital adjustments or purchase price adjustments pursuant to the Trident Acquisition Agreement or the Split BrandsTrust Acquisition Agreement and (iiiii) in order to satisfy indemnity and other similar obligations under the Trident Acquisition Agreement or the Split BrandsTrust Acquisition Agreement; (d) to the extent constituting Restricted Payments, the Borrower (or any direct or indirect parent thereof) and its Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.02 (other than 7.02(e) and (m)), 7.04 or 7.08 (other than Section 7.08(f) or 7.08(l)); (e) repurchases of Equity Interests in Holdings, the Borrower or any Restricted Subsidiary of Holdings deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants; (f) the Borrower and each Restricted Subsidiary may (i) pay (or make Restricted Payments to allow Holdings or any other direct or indirect parent thereof to pay, and Holdings may pay) for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of such Restricted Subsidiary (or of the Borrower or any other such direct or indirect parent thereof) held by any future, present or former employee, officer, director, manager or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributes of any of the foregoing) of such Restricted Subsidiary (or the Borrower or any -168-

other direct or indirect parent thereof) or any of its Subsidiaries or (ii) make Restricted Payments in the form of distributions to allow Holdings or any direct or indirect parent of Holdings to pay principal or interest on promissory notes that were issued to any future, present or former employee, officer, director, manager or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributes of any of the foregoing) of such Restricted Subsidiary (or the Borrower or any other direct or indirect parent thereof) in lieu of cash payments for the repurchase, retirement or other acquisition or retirement for value of such Equity Interests held by such Persons, in each case, upon the death, disability, retirement or termination of employment of any such Person or pursuant to any employee, manager or director equity plan, employee, manager or director stock option plan or any other employee, manager or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, director, officer or consultant of such Restricted Subsidiary (or the Borrower or any other direct or indirect parent thereof) or any of its Restricted Subsidiaries; provided that the aggregate amount of Restricted Payments made pursuant to this clause (f) together with the aggregate amount of loans and advances to Holdings made pursuant to Section 7.02(m) in lieu of Restricted Payments permitted by this clause (f) shall not exceed the greater of (x) $35,000,00045,000,000 and (y) 10% of Consolidated EBITDA in any calendar year (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum (without giving effect to the following proviso) of the greater of (x) $70,000,00090,000,000 and (y) 20% of Consolidated EBITDA in any calendar year); provided, further, that such amount in any calendar year may further be increased by an amount not to exceed: (A) amounts used to increase the Cumulative Credit pursuant to clauseclauses (c) and (d) of the definition of “Cumulative Credit”; (B) the Net Proceeds of key man life insurance policies received by the BorrowerHoldings or its Restricted Subsidiaries less the amount of Restricted Payments previously made with the cash proceeds of such key man life insurance policies; and provided, further, that cancellation of Indebtedness owing to Holdings the Borrower from members of management of the Borrower, any of the Borrower’s direct or indirect parent companies or any of the Borrower’s Restricted Subsidiaries in connection with a repurchase of Equity Interests of any of the Borrower’s direct or indirect parent companies will not be deemed to constitute a Restricted Payment for purposes of this covenant or any other provision of this Agreement; (g) Holdings and the Borrower may make Restricted Payments in an aggregate amount not to exceed, when combined with prepayment of Indebtedness pursuant to Section 7.13(a)(iv), (x) at any time (A) the greater of $110,000,000142,500,000 and 30.0% of Consolidated EBITDA for the most recently ended Test Period minus (B) the aggregate principal amount of Indebtedness incurred pursuant to Section 7.03(v) prior to such time, plus (y) the Cumulative Credit at such time; provided that with respect to any Restricted Payment made pursuant to clause (y) above, no Payment or Bankruptcy Event of Default has occurred and is continuing or would result therefrom; (h) the Borrower may make Restricted Payments to any direct or indirect parent of the Borrower: (i) to pay its operating costs and expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including administrative, -169-

legal, accounting and similar expenses provided by third parties), which are reasonable and customary and incurred in the ordinary course of business and attributable to the ownership or operations of the Borrower and its Restricted Subsidiaries, Transaction Expenses and any reasonable and customary indemnification claims made by directors or officers of such parent attributable to the ownership or operations of the Borrower and its Restricted Subsidiaries; (ii) the proceeds of which shall be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) franchise taxes, and other fees and expenses, required to maintain its (or any of its direct or indirect parents’) corporate existence; (iii) for any taxable period in which the Borrower and/or any of its Subsidiaries is a member of a consolidated, combined or similar income tax group of which a direct or indirect parent of Borrower is the common parent (a “Tax Group”), to pay federal, foreign, state and local income taxes of such Tax Group that are attributable to the taxable income of the Borrower and/or its Subsidiaries; provided that, for each taxable period, the amount of such payments made in respect of such taxable period in the aggregate shall not exceed the amount that the Borrower and its Subsidiaries would have been required to pay as a stand-alone Tax Group; provided, further, that the permitted payment pursuant to this clause (iii) with respect to any Taxes of any Unrestricted Subsidiary for any taxable period shall be limited to the amount actually paid with respect to such period by such Unrestricted Subsidiary to the Borrower or its Restricted Subsidiaries for the purposes of paying such consolidated, combined or similar income Taxes; (iv) to finance any Investment that would be permitted to be made pursuant to Section 7.02 and Section 7.08 if such parent were subject to such sections; provided that (A) such Restricted Payment shall be made substantially concurrently with the closing of such Investment and (B) such parent shall, immediately following the closing thereof, cause (1) all property acquired (whether assets or Equity Interests) to be contributed to the Borrower or the Restricted Subsidiaries or (2) the merger (to the extent permitted in Section 7.04) of the Person formed or acquired into the Borrower or its Restricted Subsidiaries in order to consummate such Permitted Acquisition or Investment, in each case, in accordance with the requirements of Section 6.11; (v) the proceeds of which (A) shall be used to pay customary salary, bonus and other benefits payable to officers and employees of Holdings or any direct or indirect parent company of Holdings to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Borrower and the Restricted Subsidiaries or (B) shall be used to make payments permitted under Sections 7.08 (i) and (p) (but only to the extent such payments have not been and are not expected to be made by the Borrower or a Restricted Subsidiary); and (vi) the proceeds of which shall be used by Holdings to pay (or to make Restricted Payments to allow any direct or indirect parent thereof to pay) fees and expenses (other than to Affiliates) related to any unsuccessful equity or debt offering by Holdings (or any direct or indirect parent thereof) that is directly attributable to the operations of the Borrower and its Restricted Subsidiaries; -170-

(i) payments made or expected to be made by Holdings, the Borrower or any of the Restricted Subsidiaries in respect of withholding or similar Taxes payable by or with respect to any future, present or former employee, director, manager or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributes of any of the foregoing) and any repurchases of Equity Interests in consideration of such payments including deemed repurchases, in each case, in connection with the exercise of stock options; (j) Holdings, the Borrower or any of the Restricted Subsidiaries may pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof or any Permitted Acquisition or any vesting of Equity Interests; (k) Restricted Payments in the amount of any Excluded Contribution; and (l) any Restricted Payment, so long as (A) the Payment Condition shall be satisfied after giving effect to such Restricted Payment, (B) no Default shall have occurred and be continuing or would result from such Restricted Payment and (C) if requested by the Administrative Agent, the Borrower shall have provided a certificate of a Responsible Officer of Borrower as to the satisfaction of the conditions in the foregoing clauses (A) and (B).. Section 7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and the Restricted Subsidiaries on the ClosingAmendment No. 10 Effective Date or any business reasonably related, complementary, synergistic or ancillary thereto (including related, complementary, synergistic or ancillary technologies) or reasonable extensions thereof. Section 7.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, with a fair market value in excess of $12,500,000, other than (a) transactions among Holdings and its Restricted Subsidiaries, (b) on terms substantially as favorable to Holdings or such Restricted Subsidiary as would be obtainable by Holdings or such Restricted Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate, (c) the Transactions and the payment of fees and expenses (including Transaction Expenses) as part of or in connection with the Transactions, (d) [reserved], (e) [reserved], (f) Restricted Payments permitted under Section 7.06, (g) transactions by Holdings and its Restricted Subsidiaries permitted under an express provision (including any exceptions thereto) of this Article VII, (h) employment and severance arrangements between Holdings and its Restricted Subsidiaries and their respective officers and employees in the ordinary course of business and -171-

transactions pursuant to stock option plans and employee benefit plans and arrangements in the ordinary course of business, (i) the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, officers, employees and consultants of the Borrower and its Restricted Subsidiaries (or any direct or indirect parent of the Borrower) in the ordinary course of business to the extent attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries, (j) transactions pursuant to agreements, instruments or arrangements in existence on the Amendment No. 910 Effective Date and set forth in Schedule 7.08 to Amendment No. 910 or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect, (k) [reserved], (l) payments by the Borrower or any of its Subsidiaries pursuant to any tax sharing agreements with any direct or indirect parent of the Borrower to the extent attributable to the ownership or operation of the Borrower and the Subsidiaries, but only to the extent permitted by Section 7.06(h)(iii), (m) the issuance or transfer of Equity Interests (other than Disqualified Equity Interests) of Holdings to any former, current or future director, manager, officer, employee or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees, distributes or Affiliate of any of the foregoing) of the Borrower, any of its Subsidiaries or any direct or indirect parent thereof, (n) transactions with customers, clients, joint venture partners, suppliers or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement that are fair to the Borrower and the Restricted Subsidiaries, in the reasonable determination of the board of directors or the senior management of the Borrower, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party, (o) any payments required to be made pursuant to the Trident Acquisition Agreement or the Split BrandsTrust Acquisition Agreement, (p) the payment of reasonable out-of-pocket costs and expenses and indemnities pursuant to the stockholders agreement or the registration and participation rights agreement entered into on the Closing Date in connection therewith, (q) transactions in which Holdings or any of the Restricted Subsidiaries, as the case may be, deliver to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to Holdings or such Restricted Subsidiary from a financial point of view or meets the requirements of clause (b) of this Section 7.08, and (r) payments to or from, and transactions with, joint ventures (to the extent any such joint venture is only an Affiliate as a result of Investments by Holdings and the Restricted Subsidiaries in such joint venture) in the ordinary course of business to the extent otherwise permitted under Section 7.02. -172-

Section 7.09 Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of (a) any Restricted Subsidiary of the Borrower that is not a Guarantor to make Restricted Payments to the Borrower or any Guarantor or (b) any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Lenders with respect to the Facilities and the Obligations or under the Loan Documents; provided that the foregoing clauses (a) and (b) shall not apply to Contractual Obligations which (i) (x) exist on the Amendment No. 910 Effective Date and (to the extent not otherwise permitted by this Section 7.09) are listed in Schedule 7.09 to Amendment No. 910 and (y) to the extent Contractual Obligations permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted modification, replacement, renewal, extension or refinancing of such Indebtedness so long as such modification, replacement, renewal, extension or refinancing does not expand the scope of such Contractual Obligation, (ii) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary of the Borrower, so long as such Contractual Obligations were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary of the Borrower; provided, further, that this clause (ii) shall not apply to Contractual Obligations that are binding on a Person that becomes a Restricted Subsidiary pursuant to Section 6.14, (iii) represent Indebtedness of a Restricted Subsidiary of the Borrower which is not a Loan Party which is permitted by Section 7.03 and which does not apply to any Loan Party, (iv) are customary restrictions that arise in connection with (x) any Lien permitted by Sections 7.01(a), (k), (l), (p), (q), (r)(i), (r)(ii), (s) and (ee) and relate to the property subject to such Lien or (y) arise in connection with any Disposition permitted by Section 7.04 or 7.05 and relate solely to the assets or Person subject to such Disposition, (v) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 7.02 and applicable solely to such joint venture entered into in the ordinary course of business, (vi) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to (i) the property financed by such Indebtedness and the proceeds and products thereof or (ii) the property secured by such Indebtedness and the proceeds and products thereof so long as the agreements governing such Indebtedness permit the Liens securing the Obligations, -173-

(vii) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the property interest, rights or the assets subject thereto, (viii) comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 7.03(e), (g), (n)(a), and (u) and to the extent that such restrictions apply only to the property or assets securing such Indebtedness or, in the case of Section 7.03(g), to the Restricted Subsidiaries incurring or guaranteeing such Indebtedness, (ix) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Restricted Subsidiary, (x) are customary provisions restricting assignment of any agreement entered into in the ordinary course of business, (xi) are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business, (xii) arise in connection with cash or other deposits permitted under Sections 7.01 and 7.02 and limited to such cash or deposit, and (xiii) comprise restrictions imposed by any agreement governing Indebtedness entered into on or after the Closing Date and permitted under Section 7.03 (including, without limitation, the Term Loan Credit Agreement, the 2028 Notes, the 2031 Notes and, in each case, any Permitted Refinancing in respect thereof) that are, taken as a whole, in the good faith judgment of the Borrower, no more restrictive with respect to the Borrower or any Restricted Subsidiary than customary market terms for Indebtedness of such type (and, in any event, are no more restrictive than the restrictions contained in this Agreement), so long as the Borrower shall have determined in good faith that such restrictions will not affect its obligation or ability to make any payments required hereunder. Section 7.10 Use of Proceeds. Use the proceeds of any Borrowing, whether directly or indirectly (a) on the Closing Date, in a manner inconsistent with the uses set forth in the preliminary statements to this Agreement or (b) after the Closing Date, use the proceeds for any purpose other than to pay costs and expenses related to the Transactions andfor any purpose including for general corporate purposes and working capital needs. including for purposes of funding the Trust Acquisition and fees and expenses incurred in connection therewith. Notwithstanding the foregoing, with respect to any Borrowings made to finance the Trident Acquisition (or any Transaction Expenses concurrently therewith) or the Trust Acquisition (or any or any Transaction Expenses concurrently therewith), immediately after giving effect to such Borrowing, Excess Availability is no less than the greater of (A) $30,625,000 and (B) 17.5% of the lesser of (i) Aggregate Commitments and (ii) the Borrowing Base. Section 7.11 Consolidated Fixed Charge Coverage Ratio. During any Minimum Availability Period, the Borrower will not permit the Consolidated Fixed Charge Coverage Ratio for the most recently ended Test Period prior to the commencement of such -174-

Minimum Availability Period or for any Test Period ending during such Minimum Availability Period to be less than 1.0 to 1.0. Section 7.12 Accounting Changes. Make any change in its fiscal year; provided, however, that Holdings may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent, in which case, the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year. Section 7.13 Prepayments, Etc. of Certain Indebtedness. (a) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled principal, interest and mandatory prepayments shall be permitted) any subordinated Indebtedness incurred under Section 7.03, or any other Indebtedness for borrowed money of a Loan Party that is subordinated to the Obligations expressly by its terms (other than Indebtedness among the Borrower and its Restricted Subsidiaries) (collectively, “Junior Financing”), except (i) the refinancing thereof with any Indebtedness (to the extent such Indebtedness constitutes a Permitted Refinancing and, if such Indebtedness was originally incurred under Section 7.03(g), is permitted pursuant to Section 7.03(g)), to the extent not required to prepay any Loans pursuant to the mandatory prepayment provisions of the Term Loan Credit Agreement, (ii) the conversion or exchange of any Junior Financing to Equity Interests (other than Disqualified Equity Interests) of Holdings or any of its direct or indirect parents, (iii) the prepayment of Indebtedness of the Borrower or any Restricted Subsidiary to the Borrower or any Restricted Subsidiary, (iv) prepayments, redemptions, satisfactions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity in an aggregate amount not to exceed, when combined with the amount of Restricted Payments pursuant to Section 7.06(g), greater of (x) $120,000,000 plus, 142,500,000 and (y) 30.0% of Consolidated EBITDA plus, so long as no Payment or Bankruptcy Event of Default shall have occurred and be continuing, the Cumulative Credit at such time and (v) any prepayment, redemption, satisfaction, purchase, defeasance or other payment in respect of a Junior Financing prior to its scheduled maturity, so long as (A) the Payment Condition shall be satisfied after giving effect to such prepayment, redemption, satisfaction, purchase, defeasance or other payment, (B) no Default shall have occurred and be continuing or would result from such prepayment, redemption, satisfaction, purchase, defeasance or other payment and (C) if requested by the Administrative Agent, the Borrower shall have provided a certificate of a Responsible Officer of Borrower as to the satisfaction of the conditions in the foregoing clauses (A) and (B).. (b) Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of any Junior Financing Documentation in respect of any Junior Financing having an aggregate outstanding principal amount in excess of the Threshold Amount without the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed). Section 7.14 Permitted Activities. With respect to Holdings, engage in any material operating or business activities; provided that the following and any activities incidental thereto shall be permitted in any event: (i) its ownership of the Equity Interests of Borrower and activities incidental thereto, including payment of dividends and other amounts in respect of its Equity Interests, (ii) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (iii) the performance of its obligations with respect to the Loan Documents and any other Indebtedness, (iv) any public offering of its common -175-

stock or any other issuance or sale of its Equity Interests, (v) financing activities, including the issuance of securities, incurrence of debt, payment of dividends, making contributions to the capital of the Borrower and guaranteeing the obligations of the Borrower, (vi) participating in tax, accounting and other administrative matters as a member of the consolidated group of Holdings and the Borrower, (vii) holding any cash or property (but not operating any property), (viii) providing indemnification to officers and directors and (ix) any activities incidental to the foregoing. Holdings shall not incur any Liens on Equity Interests of the Borrower other than those for the benefit of the Obligations and any obligations secured by a Lien permitted pursuant to Section 7.01(a) and (hh). ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES Section 8.01 Events of Default. Any of the following from and after the Closing Date shall constitute an event of default (an “Event of Default”): (a) Non-Payment. Any Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or (b) Specific Covenants. Holdings, the Borrower, any Restricted Subsidiary or, in the case of Section 7.14, Holdings only, fails to perform or observe any term, covenant or agreement contained in any of Sections 6.03(a) or 6.05(a) (solely with respect to the Borrower) or Article VII; provided that the covenants in Section 7.11 are subject to cure pursuant to Section 8.04; or (c) Other Defaults. Holdings, the Borrower or any Restricted Subsidiary fails to perform or observe (i) any covenant or agreement contained in Section 6.02(f) of this Agreement and such default shall continue unremedied for a period of at least five (5) Business Days after receipt of written notice by the Borrower from the Administrative Agent or the Required Lenders, (ii) any covenant or agreement contained in Section 6.17, Section 6.18 or Section 6.19 of this Agreement or Section 3.03(g) of the Security Agreement and such default shall continue unremedied for a period of at least fifteen (15) Business Days after receipt of written notice by the Borrower from the Administrative Agent or the Required Lenders or (iii) any other covenant or agreement (not specified in Section 8.01(a), (b), (c)(i) or (c)(ii) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after receipt by the Borrower of written notice thereof from the Administrative Agent; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect in any material respect when made or deemed made; or (e) Cross-Default. Any Loan Party or any Restricted Subsidiary (A) fails to make any payment beyond the applicable grace period, if any, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, in respect of any Indebtedness (other than Indebtedness hereunder) having an aggregate outstanding principal amount of not less than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs (other than, with respect to Indebtedness consisting of Swap Contracts, termination events or equivalent events pursuant to the terms of -176-

such Swap Contracts and not as a result of any default thereunder by any Loan Party), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (e)(B) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder; provided, further, that such failure is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to Section 8.02; or (f) Insolvency Proceedings, Etc. Any Loan Party or any Material Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or (g) Attachment. Any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Borrower and the Restricted Subsidiaries, taken as a whole, and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; or (h) Judgments. There is entered against any Loan Party or any Restricted Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied coverage) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or (i) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or 7.05) or as a result of acts or omissions by the Administrative Agent or any Lender or the satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in writing the validity or enforceability of any provision of any Loan Document or the validity or priority of a Lien as required by the Collateral Documents on a material portion of the Collateral; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Loan Document; or (j) Change of Control. There occurs any Change of Control; or -177-

(k) Collateral Documents. Any Collateral Document after delivery thereof pursuant to Section 4.01 (prior to giving effect to the Amendment No. 10 Effective Date), 6.11 or, 6.13 or 6.19, 6.20 or Section 3.03(g) of the Security Agreement shall for any reason (other than pursuant to the terms thereof including as a result of a transaction not prohibited under this Agreement) cease to create a valid and perfected Lien, with the priority required by the Collateral Documents on and security interest in any material portion of the Collateral purported to be covered thereby, subject to Liens permitted under Section 7.01, (i) except to the extent that any such perfection or priority is not required pursuant to the Collateral and Guarantee Requirement or results from the failure of the Administrative Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file Uniform Commercial Code continuation statements and (ii) except as to Collateral consisting of Real Property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied coverage; or (l) ERISA. (i) An ERISA Event occurs which has resulted or could reasonably be expected to result in liability of a Loan Party or a Restricted Subsidiary in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect, or (ii) a Loan Party, any Restricted Subsidiary or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect. Section 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent may and, at the request of the Required Lenders, shall take any or all of the following actions: (i) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; (iii) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and (iv) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law; provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under the Bankruptcy Code of the United States or any Debtor Relief Laws, the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. -178-

Section 8.03 Application of Funds. Subject to the Term Loan Intercreditor Agreement, after the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order (to the fullest extent permitted by mandatory provisions of applicable Law): First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and, interest and Obligations arising under ABL Secured Hedge Agreements and ABL Secured Treasury Services Agreements) payable to the Lenders (including Attorney Costs payable under Section 10.04 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and L/C Borrowings, and any fees, premiums and scheduled periodic payments due under ABL Pari Passu Treasury Services Agreements or ABL Pari Passu Hedge Agreements, ratably among the Secured Parties in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings (including to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit), and any breakage, termination or other payments under ABL Pari Passu Treasury Services Agreements or ABL Pari Passu Hedge Agreements, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to any fees, premiums and scheduled periodic payments due under ABL Last-Out Treasury Services Agreements or ABL Last-Out Hedge Agreements, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fifth, Sixth, to any breakage, termination or other payments under ABL Last-Out Treasury Services Agreements or ABL Last-Out Hedge Agreements, ratably among the Secured Parties in proportion to the respective amounts described in this clause Sixth, Seventh, to the payment of all other Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and Last, the balance, if any, after all of the Obligations have been paid in full, to the Borrower or as otherwise required by Law. Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause FifthFourth above shall be applied to satisfy drawings under such -179-

Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above and, if no Obligations remain outstanding, to the Borrower as applicable. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, in no circumstances shall any amounts received from a Loan Party that is not an “eligible contract participant” (as defined in the Commodity Exchange Act) be applied towards the payment of obligations that are Excluded Swap Obligations, but, to the extent permitted by applicable law, appropriate adjustments shall be made with respect to payments from other Loan Parties that are “eligible contract participants” to preserve, as nearly as possible, the proportional allocation to the Obligations otherwise set forth above in this Section. Section 8.04 Borrower’s Right to Cure. Notwithstanding anything to the contrary contained in Section 8.01 or Section 8.02: (a) For the purpose of determining whether an Event of Default under Section 7.11 has occurred, the Borrower may on one or more occasions designate any portion of the net cash proceeds from a sale or issuance of Qualified Equity Interests of Holdings or any cash contribution to the common capital of the Borrower (the “Cure Amount”) as an increase to Consolidated EBITDA for the applicable fiscal quarter; provided that such amounts to be designated (i) are actually received by the Borrower after the first day of such applicable fiscal quarter and on or prior to the tenth (10th) Business Day after the date on which financial statements are required to be delivered with respect to such applicable fiscal quarter (the “Cure Expiration Date”), (ii) do not exceed the aggregate amount necessary to cure any Event of Default under Section 7.11 as of such date and (iii) Borrower shall have provided notice (the “Notice of Intent to Cure”) to the Administrative Agent on the date such amounts are designated as a “Cure Amount” (it being understood that to the extent such notice is provided in advance of delivery of a Compliance Certificate for the applicable period, the amount of such Net Proceeds that is designated as the Cure Amount may be lower than specified in such notice to the extent that the amount necessary to cure any Event of Default under Section 7.11 is less than the full amount of such originally designated amount). The Cure Amount used to calculate Consolidated EBITDA for one fiscal quarter shall be used and included when calculating Consolidated EBITDA for each Test Period that includes such fiscal quarter. (b) The parties hereby acknowledge that this Section 8.04 may not be relied on for purposes of calculating any financial ratios other than for determining actual compliance with Section 7.11 (and not for purposes of determining whether the Payment Condition is satisfied or for calculating any financial ratio for any other purpose under this Agreement) and shall not result in any adjustment to any amounts (including the amount of Indebtedness and shall not be included for purposes of determining pricing, mandatory prepayments and the availability or amount permitted pursuant to any covenant under Article VII) with respect to the quarter with respect to which such Cure Amount was made other than the amount of the Consolidated EBITDA referred to in the immediately preceding sentence. (c) In furtherance of clause (a) above, (A) upon actual receipt and designation of the Cure Amount by the Borrower, the covenants under Section 7.11 shall be deemed satisfied and complied with as of the end of the relevant fiscal quarter with the same effect as though there had been no failure to comply with the covenants under such Section 7.11 and any Event of Default under Section 7.11 shall be deemed not to have occurred for purposes of the Loan Documents, and (B) upon receipt by the Administrative Agent of a Notice of Intent to Cure prior the Cure Expiration Date, neither the Administrative Agent nor any Lender may exercise any rights or -180-

remedies under Section 8.02 (or under any other Loan Document) on the basis of any actual or purported Event of Default under Section 7.11 until and unless the Cure Expiration Date has occurred without the Cure Amount having been received and designated. (d) (i) In each period of four consecutive fiscal quarters, there shall be at least two (2) fiscal quarters in which no cure right set forth in this Section 8.04 is exercised and (ii) there shall be no pro forma reduction in Indebtedness with the Cure Amount for determining compliance with Section 7.11 for the fiscal quarter with respect to which such Cure Amount was made. (e) There can be no more than five (5) fiscal quarters in which the cure rights set forth in this Section 8.04 are exercised during the term of the Facilities. ARTICLE IX. ADMINISTRATIVE AGENT AND OTHER AGENTS Section 9.01 Appointment and Authority. (a) Each of the Lenders and the L/C Issuer hereby irrevocably appoints Citi to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and no Loan Party have rights as a third party beneficiary of any of such provisions. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank or Cash Management Bank) and the L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article IX and Article X (including the second paragraph of Section 10.05), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents as if set forth in full herein with respect thereto. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Administrative Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders. (c) The Administrative Agent alone shall be authorized to determine whether any Accounts or Inventory constitute Eligible Accounts or Eligible Inventory, or whether to impose or release any Reserve, and to exercise its Permitted Discretion in connection therewith, which determinations and judgments, if exercised in good faith, shall exonerate the Administrative Agent from liability to any Lender or other Person for any error in judgment. -181-

Section 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. Section 9.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (d) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower, a Lender or the L/C Issuer. (e) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or -182-

(vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. Section 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Section 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article IX shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. Section 9.06 Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. If the Administrative Agent is a Defaulting Lender, the Borrower may remove such Defaulting Lender from such role upon fifteen (15) days’ notice to the Lenders. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrower at all times other than upon the occurrence and during the continuation of an Event of Default under Section 8.01(f) (which consent of the Borrower shall not be unreasonably withheld or delayed), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, -183-

communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 9.06. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 9.06). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article IX and Sections 10.04 and 10.05 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Any resignation by Citi as Administrative Agent pursuant to this Section 9.06 shall also constitute its resignation as L/C Issuer and Swing Line Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit. Section 9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Section 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Administrative Agent, Bookrunners, Arrangers, Syndication Agents or Documentation Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder. Section 9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or -184-

otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(h) and (i), 2.09 and 10.04 and 10.05) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04 and 10.05. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer or in any such proceeding. Section 9.10 Collateral and Guaranty Matters. Each of the Lenders (including in its capacities as a potential Hedge Bank or Cash Management Bank) and the L/C Issuer irrevocably authorize the Administrative Agent, (a) to automatically release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under ABL Secured Treasury Services Agreements and ABL Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank or Cash Management Bank, as applicable, shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made), (ii) at the time the property subject to such Lien is Disposeddisposed or to be Disposeddisposed to any Person other than a Loan Party as part of or in connection with any Dispositiondisposition permitted hereunder or under any other Loan Document, (iii) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders, (iv) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guaranty pursuant to clause (c) below or (v) that constitutes Excluded Assets; -185-

(b) to release or subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(u) to the extent required by the holder of, or pursuant to the terms of any agreement governing, the obligations secured by such Liens; and (c) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Restricted Subsidiary or becomes an Excluded Subsidiary as a result of a transaction or designation permitted hereunder; provided that no such release shall occur if (1) such Guarantor continues to be a guarantoran obligor in respect of the 2028 Notes, the 2031 Notes, any Junior Financing or any Indebtedness incurred pursuant to Section 7.03(s) or (x).any Specified Debt (other than Permitted Ratio Debt incurred in reliance on the Non-Guarantor Ratio Debt Basket (or any Permitted Refinancing Indebtedness in respect thereof)), (2) such Guarantor becomes an Excluded Subsidiary solely under clause (a) of the definition of “Excluded Subsidiary” unless the primary purpose (as reasonably determined by the Borrower) of such transaction was not to evade the guarantee required pursuant to this Agreement or (3) such Guarantor was an Optional Guarantor if such Optional Guarantor holds any Material Intellectual Property not owned by it prior to becoming an Optional Guarantor or acquired while an Optional Guarantor from a Person who is not the Borrower or a Restricted Subsidiary. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will (and each Lender irrevocably authorizes the Administrative Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request (which documents shall be without recourse to, or representation or warranty by, the Administrative Agent) to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10, so long as the Borrower shall have provided the Administrative Agent such certifications or documents as the Administrative Agent shall reasonably request (on which the Administrative Agent may conclusively rely). Section 9.11 ABL Secured Treasury Services Agreements and ABL Secured Hedge Agreements. Except as otherwise expressly set forth herein or in any Guaranty or any Collateral Document, no Hedge Bank or Cash Management Bank that obtains the benefits of Section 8.03, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under ABL Secured Treasury Services Agreements and ABL Secured Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Hedge Bank or Cash Management Bank. The Lenders hereby authorize the Administrative Agent to enter into any intercreditor agreement or arrangement permitted under this Agreement and satisfactory to the Administrative Agent and the -186-

Borrower, in each case, so long as the Borrower shall have provided the Administrative Agent such certifications or documents as the Administrative Agent shall reasonably request (on which the Administrative Agent may conclusively rely), and any such intercreditor agreement is binding upon the Lenders. Section 9.12 Withholding Tax Indemnity. To the extent required by any applicable Laws, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any other authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective), such Lender shall, within 10 days after written demand therefor, indemnify and hold harmless the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by a Loan Party pursuant to Section 3.01 and Section 3.04 and without limiting or expanding the obligation of the Loan Parties to do so) for all amounts paid, directly or indirectly, by the Administrative Agent as Taxes or otherwise, together with all expenses incurred, including legal expenses and any other out-of-pocket expenses, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 9.12. The agreements in this Section 9.12 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender and the repayment, satisfaction or discharge of all other Obligations. For the avoidance of doubt, a “Lender” shall, for all purposes of this Section 9.12, include any L/C Issuer and any Swing Line Lender. Section 9.13 Reports and Financial Statements. By signing this Agreement or pursuant to Section 9.11, as applicable, each Secured Party: (a) agrees to furnish the Administrative Agent on the first day of each month with a summary of all ABL Secured Hedge Agreements and ABL Secured Treasury Services Agreements due or to become due to such Lender; (b) is deemed to have requested that the Administrative Agent furnish such Lender, promptly after they become available, copies of all financial statements required to be delivered by the Borrower hereunder and all commercial finance examinations and appraisals of the Collateral received by the Administrative Agent (collectively, the “Borrower Reports”) (and the Administrative Agent agrees to furnish such Borrower Reports promptly to the Lenders, which may be furnished in accordance with Section 10.02(a)(B)); (c) expressly agrees and acknowledges that the Administrative Agent (i) does not make any representation or warranty as to the accuracy of the Borrower Reports and (ii) shall not be liable for any information contained in any Borrower Report; (d) expressly agrees and acknowledges that the Borrower Reports are not comprehensive audits or examinations, that the Administrative Agent or any other party performing any audit or examination will inspect only specific information regarding the Loan -187-

Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel; (e) agrees to keep all Borrower Reports confidential in accordance with the provisions of Section 10.08 hereof, and not to use any Borrower Report in any other manner; and (f) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Administrative Agent and any such other Lender preparing a Borrower Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Borrower Report in connection with any Credit Extensions that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans of the Borrower; and (ii) to pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Lender preparing a Borrower Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including attorney costs) incurred by the Administrative Agent and any such other Lender preparing a Borrower Report as the direct or indirect result of any third parties who might obtain all or part of any Borrower Report through the indemnifying Lender in violation of the terms hereof. Section 9.14 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrativeeach Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit,in connection with the Loans or the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to -188-

such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) asuch Lender has not provided another representation, warranty and covenant in accordance withas provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrativeeach Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).: (i) none of the Agents or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto); (ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E); (iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations); (iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and (v) no fee or other compensation is being paid directly to any Agent or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Commitments or this Agreement. (c) Each Agent hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive -189-

interest or other payments with respect to the Loans, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. Section 9.15 Erroneous Payments. (a) If the Administrative Agent (x) notifies a Lender, L/C Issuer or, Secured Party or any Person who has received funds on behalf of a Lender, L/C Issuer or Secured Party (any such Lender, L/C Issuer, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, L/C Issuer, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 9.15and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender, L/C Issuer or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing),, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effectOvernight Rate. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender, L/C Issuer, Secured Party, or any Person who has received funds on behalf of a Lender, L/C Issuer or Secured Party (and each of their respective successors and assigns),such Lender, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, L/C Issuer or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: -190-

(i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender, L/C Issuer or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 9.159.14(b). For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 9.15(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 9.15(a) or on whether or not an Erroneous Payment has been made. (c) Each Lender, L/C Issuer or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, L/C Issuer or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, L/C Issuer or Secured Party under any Loan Document with respect to any payment of principal, interest, fees or other amountsfrom any source, against any amount thatdue to the Administrative Agent has demanded to be returned under Section 9.15(a)under immediately preceding clause (a) or under the indemnification provisions of this Agreement. (d) (i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), of this Section 9.16 from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A(i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platforman electronic platform for the Facilities contemplated by this Agreement as to which the Administrative Agent and such parties are participants and with the Administrative Agent has approved for use for assignments) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (Bii) the Administrative Agent as the assignee Lender shall be deemed to have acquiredacquire the Erroneous Payment Deficiency Assignment, (Ciii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with -191-

respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, and (Div) the Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent willmay reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. (ii) The Subject to Section 10.07 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent on or with respect to any such Loanshas sold a Loan (or portion thereof) acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by, and irrespective of whether the Administrative Agent) and (y) may, in the sole discretion of may be equitably subrogated, the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to shall be contractually subrogated to all the rights and interests of the applicable Lender from time to timeor Secured Party under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). (e) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, L/C Issuer or Secured Party, to the rights and interests of such Lender L/C Issuer or Secured Party, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Loan Parties’ Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party; provided that this Section 9.15 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply, except, in each case, to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the -192-

Administrative Agent from the Borrower or any other Loan Party for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, waiver of any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 9.159.16 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or L/C Issuer, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (h) The provisions of this Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated the Loan Documents, the payment in full of the Obligations and the Commitments or the termination of any Loan Document or any provision thereof. ARTICLE X. MISCELLANEOUS Section 10.01 Amendments, Etc. Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (other than with respect to any amendment, waiver or modification contemplated in clause (g) below) (or by the Administrative Agent with the consent of the Required Lenders) and the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, no such amendment, waiver or consent shall: (a) extend or increase the Commitment of any Lender without the written consent of each Lender holding such Commitment (it being understood that a waiver of any condition precedent or of any Default, mandatory prepayment or mandatory reduction of any Commitments shall not constitute an extension or increase of any Commitment of any Lender); (b) postpone any date scheduled for, or reduce or forgive the amount of, any payment of principal or interest under Section 2.07 or 2.08 (other than pursuant to Section 2.08(b)) or postpone any date for the payment of fees hereunder without the written consent of each Lender directly affected thereby, it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of the Loans shall not constitute a postponement of any date scheduled for the payment of principal or interest and it further being understood that any change to the definition of “Consolidated First Lien Net Leverage Ratio,” “Consolidated Fixed Charge Coverage Ratio,” “Total Leverage Ratio” or “Secured Leverage -193-

Ratio” or, in each case, in the component definitions thereof shall not constitute a reduction or forgiveness in any rate of interest;; (c) reduce or forgive the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document (or extend the timing of payments of such fees or other amounts) without the written consent of each Lender directly affected thereby, it being understood that any change to the definition of “Consolidated First Lien Net Leverage Ratio,” “Consolidated Fixed Charge Coverage Ratio,” “Total Leverage Ratio” or “Secured Leverage Ratio” or, in each case, in the component definitions thereof shall not constitute a reduction in any rate of interest; provided that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate; (d) change any provision of this Section 10.01 or the definition of “Supermajority Lenders,” “Required Lenders,” “Required Facility Lenders,” “Required Class Lenders” or any other provision specifying the number of Lenders or portion of the Loans or Commitments required to take any action under the Loan Documents or Section 8.03, or change Section 2.12(g) or Section 2.13 in a manner that would alter the pro rata sharing of payments required thereby, in each case, without the written consent of each Lender directly affected thereby (it being understood that each Lender shall be directly and adversely affected by a change to the “Required Lenders,” “Supermajority Lenders,” or “Pro Rata Share” definitions); (e) other than pursuant to Section 9.10 in connection with a transaction permitted under Section 7.04 or Section 7.05, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; (f) other than pursuant to Section 9.10 in connection with a transaction permitted under Section 7.04 or Section 7.05, release all or substantially all of the aggregate value of the Guarantees, without the written consent of each Lender; (g) (1) waive any condition set forth in Section 4.02 as to any Credit Extension under one or more Revolving Credit Facilities or (2) amend, waive or otherwise modify any term or provision which directly affects Lenders under one or more Revolving Credit Facilities and does not directly affect Lenders under any other Facility, in each case, without the written consent of the Required Facility Lenders under such applicable Revolving Credit Facility or Facilities (and in the case of multiple Facilities which are affected, such Required Facility Lenders shall consent together as one Facility); provided, however, that the waivers described in this clause (g) shall not require the consent of any Lenders other than the Required Facility Lenders under such Facility or Facilities; (h) without the prior written consent of the Supermajority Lenders, change the definition of the terms “Excess Availability,” “Specified Excess Availability” or “Borrowing Base” or any component definition used therein (including, without limitation, the definitions of “Eligible Account” and “Eligible Inventory”) if, as a result thereof, the amounts available to be borrowed by the Borrower would be increased; provided that the foregoing shall not limit the discretion of the Administrative Agent to change, establish or eliminate any Reserves or to add Accounts and Inventory acquired in a Permitted Acquisition to the Borrowing Base as provided herein; -194-

(i) without the prior written consent of the Supermajority Lenders, increase the percentages set forth in the term “Borrowing Base” or add any new classes of eligible assets thereto; or (j) subordinate the Liens on all or substantially all of the Collateral securing the Loans and/or Commitments to the liens securing any other Indebtedness or subordinate in right of payment the Loans and/or Commitments to any other Indebtedness without the prior written consent of each Lender adversely affected thereby; provided, however, that any subordination (A) expressly permitted by this Agreement or (B) with respect to any “debtor-in-possession” facility (or similar financing under applicable law) permitted pursuant to the Term Loan Intercreditor Agreement shall not be restricted by this paragraph; and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by each L/C Issuer in addition to the Lenders required above, affect the rights or duties of an L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by a Swing Line Lender in addition to the Lenders required above, affect the rights or duties of such Swing Line Lender under this Agreement; provided, however, that this Agreement may be amended to adjust the borrowing mechanics related to Swing Line Loans with only the written consent of the Administrative Agent, the applicable Swing Line Lenders and the Borrower so long as the obligations of the Revolving Credit Lenders and, if applicable, the other Swing Line Lenders are not affected thereby; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document; and (iv) Section 10.07(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms materially and adversely affects any Defaulting Lender to a greater extent than other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding the foregoing, no Lender consent is required to effect any amendment or supplement to the Term Loan Intercreditor Agreement or other intercreditor agreement or arrangement permitted under this Agreement that is for the purpose of adding the holders of Permitted First Priority Refinancing Debt (as defined in the Term Loan Credit Agreement as in effect on the ClosingAmendment No. 10 Effective Date), or Permitted Junior Priority Refinancing Debt (as defined in the Term Loan Credit Agreement as in effect on the ClosingAmendment No. 10 Effective Date), as expressly contemplated by the terms of such Term Loan Intercreditor Agreement or such other intercreditor agreement or arrangement permitted under this Agreement, as applicable (it being understood that any such amendment or supplement may make such other changes to the applicable intercreditor agreement as, in the good faith determination of the Administrative Agent, are required to effectuate the foregoing and provided that such other changes are not adverse, in any material respect, to the interests of the Lenders); provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent. Furthermore, the Additional Borrower Joinder Agreement and Amendments, the Alternative Currency Amendments and changes pursuant to the last paragraph of the definition of Borrowing Base shall be effective to amend the Loan Documents with the consent of (i) -195-

the Administrative Agent, the Loan Parties and the applicable Applicant Borrower (in the case of Additional Borrower Joinder Agreement and Amendments) and (ii) the Administrative Agent and the Borrower (in the case of Alternative Currency Amendments and amendments contemplated by the last paragraph of the definition of Borrowing Base) but without the consent, in the case of each of clause (i) and (ii) of this sentence, of any Lender. Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Revolving Credit Loans, Swing Line Loans and L/C Obligations and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders. Notwithstanding anything to the contrary contained in this Section 10.01, guarantees, collateral security documents and related documents executed by the Loan Parties and their Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to comply with local Law or advice of local counsel or (ii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents. Section 10.02 Notices and Other Communications; Facsimile Copies. (a) Notices; Effectiveness; Electronic Communications. (A) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (B) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (B) below shall be effective as provided in such subsection (B). (B) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and -196-

Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (b) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Loan Parties, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Loan Parties, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (c) Change of Address, Etc. Each of the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material -197-

non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws. (d) Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. Section 10.03 No Waiver; Cumulative Remedies. No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuer; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.09 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. Section 10.04 Attorney Costs and Expenses. The Borrower agrees (a) if the ClosingAmendment No. 10 Effective Date occurs, to pay or reimburse the Administrative Agent, the Syndication Agents, the Arrangers and the Bookrunners for all reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents, and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the -198-

transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of Cahill Gordon & Reindel LLP (and any other counsel retained with the Borrower’s consent (such consent not to be unreasonably withheld or delayed)) and, if necessary, one local and foreign counsel in each jurisdiction in which there is proposed to be an Additional Borrower or an Optional Guarantor and, if necessary, each other relevant jurisdiction (which, other than in respect of jurisdictions in which there is an Additional Borrower or an Optional Guarantor (unless otherwise agreed by the Administrative Agent) may include a single special counsel acting in multiple jurisdictions) for the Administrative Agent and the Lenders taken as a whole and (b) from and after the ClosingAmendment No. 10 Effective Date, to pay or reimburse the Administrative Agent and the, the Syndication Agents, the Arrangers, the Bookrunners and the Lenders for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all respective Attorney Costs, which shall be limited to Attorney Costs of one counsel to the Administrative Agent and the Lenders taken as a whole and one local counsel as reasonably necessary in any relevant jurisdiction material to the interests of the Lenders taken as a whole). The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 10.04 shall be paid within thirty (30) days following receipt by the Borrower of an invoice relating thereto setting forth such expenses in reasonable detail; provided that, with respect to the ClosingAmendment No. 10 Effective Date, all amounts due under this Section 10.04 shall be paid on the ClosingAmendment No. 10 Effective Date solely to the extent invoiced to the Borrower within three (3) Business Days of the ClosingAmendment No. 10 Effective Date (or such shorter period as the Borrower may agree). If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its discretion. For the avoidance of doubt, this Section 10.04 shall not apply to Taxes, except any Taxes that represent costs and expenses arising from any non-Tax claim. Section 10.05 Indemnification by the Borrower. The Borrower shall indemnify and hold harmless each Agent, Agent-Related Person, Lender, Arranger and Bookrunner and each Related Party of any of the foregoing Persons (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including reasonable Attorney Costs of one counsel for all Indemnitees and, if necessary, one firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for all Indemnitees (and, in the case of an actual or perceived conflict of interest, where the Indemnitee affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected Indemnitee)) of any such Indemnitee of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment, Loan or Letter of Credit or the use or proposed use of the proceeds therefrom including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit, or (c) any actual or alleged presence or Release of Hazardous Materials at, on, under or from any property or facility currently or formerly owned, leased or operated by the Loan Parties or any Subsidiary, or any Environmental Liability of the Loan Parties or any Subsidiary, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or -199-

defense of any pending or threatened claim, investigation, litigation or proceeding) (a “Proceeding”) and regardless of whether any Indemnitee is a party thereto or whether or not such Proceeding is brought by the Borrower or any other person and, in each case, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee (all of the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any of its controlled Affiliates or controlling Persons or any of the officers, directors, employees, agents, advisors or members of any of the foregoing, in each case who are involved in or aware of the Transaction (as determined by a court of competent jurisdiction in a final and non-appealable decision), (y) material breach of the Loan Documents by such Indemnitee or one of its Affiliates, as determined by a final non-appealable judgment of a court of competent jurisdiction or (z) disputes solely between and among such Indemnitees to the extent such disputes do not arise from any act or omission of the Borrower or any of its Affiliates (other than with respect to a claim against an Indemnitee acting in its capacity as an Agent or Arranger or similar role under the Loan Documents unless such claim arose from the gross negligence, bad faith or willful misconduct, as determined by a final non-appealable judgment of a court of competent jurisdiction, of such Indemnitee). No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee, Loan Party or any Subsidiary have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date) (other than, in the case of any Loan Party, in respect of any such damages incurred or paid by an Indemnitee to a third party and for any out-of-pocket expenses); it being agreed that this sentence shall not limit the indemnification obligations of Holdings or any Subsidiary. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, any Subsidiary of any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents are consummated. All amounts due under this Section 10.05 shall be paid within thirty (30) days after written demand therefor (together with backup documentation supporting such reimbursement request); provided, however, that such Indemnitee shall promptly refund such amount to the extent that there is a final judicial or arbitral determination that such Indemnitee was not entitled to indemnification rights with respect to such payment pursuant to the express terms of this Section 10.05. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. For the avoidance of doubt, this Section 10.05 shall not apply to Taxes, except any Taxes that represent liabilities, obligations, losses, damages, penalties, claims, demands, actions, prepayments, suits, costs, expenses and disbursements arising from any non-Tax claims. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under this Section 10.05 or Section 10.04 to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any -200-

such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this paragraph are subject to the provisions of Section 2.12(e). Section 10.06 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. Section 10.07 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (except as permitted by Section 7.04) and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Assignee pursuant to an assignment made in accordance with the provisions of Section 10.07(b) (such an assignee, an “Eligible Assignee”), (ii) by way of participation in accordance with the provisions of Section 10.07(e), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.07(g) or (iv) to an SPC in accordance with the provisions of Section 10.07(h) (and any other attempted assignment or transfer by any party hereto shall be null and void); provided, however, that notwithstanding the foregoing, no Lender may assign or transfer by participation any of its rights or obligations hereunder to (i) any Person that is a Defaulting Lender or a Disqualified Lender, (ii) a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, in each case, a natural Person) or (iii) to Holdings, the Borrower or any of their respective Subsidiaries. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(e) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (“Assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this Section 10.07(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of: (A) the Borrower; provided that no consent of the Borrower shall be required for (i) an assignment related to Revolving Credit Commitments or Revolving Credit Exposure to a Revolving Credit Lender, (ii) if an Event of Default under Section 8.01(a) or, solely with respect to the Borrower, Section 8.01(f) has occurred and is continuing, any Assignee or (iii) any -201-

assignment (x) to an Agent or an Affiliate of an Agent or (y) between Citibank, N.A. and Citicorp North America, Inc. or (z) between Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC at any time; (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment from an Agent to its Affiliates; (C) each L/C Issuer at the time of such assignment; provided that no consent of the L/C Issuers shall be required for any assignment not related to Revolving Credit Commitments or Revolving Credit Exposure or any assignment (x) to an Agent or an Affiliate of an Agent or (y) between Citibank, N.A. and Citicorp North America, Inc.; and (D) the Swing Line Lenders; provided that no consent of a Swing Line Lender shall be required for any assignment not related to Revolving Credit Commitments or Revolving Credit Exposure or any assignment (x) to an Agent or an Affiliate of an Agent or (y) between Citibank, N.A. and Citicorp North America, Inc. Notwithstanding the foregoing or anything to the contrary set forth herein, to the extent any Lender is required to assign any portion of its Commitments, Loans and other rights, duties and obligations hereunder in order to comply with applicable Laws, such assignment may be made by such Lender without the consent of the Borrower, the Administrative Agent, any L/C Issuer, any Swing Line Lender or any other party hereto so long as such Lender complies with the requirements of Section 10.07(b)(ii). (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than an amount of $5,000,000 and shall be in increments of an amount of $5,000,000 in excess thereof unless each of the Borrower and the Administrative Agent otherwise consents; provided that such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any; (B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that only one such fee shall be payable in the event of simultaneous assignments to or from two or more Approved Funds; and (C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. This paragraph (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis among such Facilities. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of -202-

Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (c) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.07(d), from and after the effective date specified in each Assignment and Assumption, (1) the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and (2) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Note, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(e). (d) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it, and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans, L/C Obligations (specifying the Unreimbursed Amounts), L/C Borrowings and the amounts due under Section 2.03, owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender (but in the case of any Lender, with respect to its own interest only), at any reasonable time and from time to time upon reasonable prior notice. This Section 10.07(d) and Section 2.11 shall be construed so that all Loans are at all times maintained in “registered form” within the meaning of Section 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations (or any other relevant or successor provisions of the Code or of such Treasury regulations). (e) Any Lender may at any time, sell participations to any Person (other than a natural person or a Defaulting Lender, a Disqualified Lender, Borrower, Holdings or an Affiliate of Borrower or Holdings) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to -203-

enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (a) through (f) of the first proviso to Section 10.01 that requires the affirmative vote of such Lender. Subject to Section 10.07(f), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations of such Sections (it being understood that the documentation required under Section 3.01(d) shall be delivered solely to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.07(c). To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and related interest amounts) of each participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. The portion of any Participant Register relating to any Participant or SPC requesting payment from the Borrower or seeking to exercise its rights under Section 10.09 shall only be available for inspection by the Borrower upon reasonable request to the extent that such disclosure is necessary in connection with a Tax audit to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. (f) A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to a greater payment results from a change in any Law after the sale of the participation takes place. (g) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (h) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) such SPC and the applicable Loan or any applicable part thereof, shall be appropriately reflected in the Participant Register. Each party hereto hereby agrees that (i) an SPC shall be entitled to the benefit of Sections 3.01, 3.04 and 3.05 (subject to the requirements and the limitations of such sectionsSections (it being understood that the documentation required under Section 3.01(d) shall be delivered solely to the participating Lender)), but neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement except to the extent that the increase or change results from a change in any Law after the grant to such SPC takes place, (ii) no SPC shall be liable for any indemnity or similar payment obligation -204-

under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee of $3,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC. (i) Notwithstanding anything to the contrary contained herein, without the consent of the Borrower or the Administrative Agent, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise. (j) Notwithstanding anything to the contrary contained herein, any L/C Issuer or Swing Line Lender may, upon thirty (30) days’ notice to the Borrower and the Lenders, resign as an L/C Issuer or Swing Line Lender, respectively; provided that on or prior to the expiration of such 30-day period with respect to such resignation, the relevant L/C Issuer or Swing Line Lender shall have identified a successor L/C Issuer or Swing Line Lender reasonably acceptable to the Borrower willing to accept its appointment as successor L/C Issuer or Swing Line Lender, as applicable. In the event of any such resignation of an L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders willing to accept such appointment a successor L/C Issuer or Swing Line Lender hereunder; provided that no failure by the Borrower to appoint any such successor shall affect the resignation of the relevant L/C Issuer or the Swing Line Lender, as the case may be, except as expressly provided above. If an L/C Issuer resigns as an L/C Issuer, it shall retain all the rights and obligations of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If the Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans, SOFR Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). (k) No assignment or participation shall be made to, and no Incremental Revolving Credit Commitment shall be provided by, any Person that was a Disqualified Lender as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign all or a portion of its rights and obligations under this Agreement (including through a participation), to such Person or the applicable Incremental Facility Closing Date, as the case may be (unless the Borrower has consented to such assignment, participation, Incremental Revolving Credit Commitment in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Lender for the purpose of such assignment, participation or Incremental Revolving Credit Commitment). For the avoidance of doubt, with respect to any assignee or Incremental Revolving Credit Lender that becomes a Disqualified Lender after the applicable Trade Date or any Person that the Borrower removes from the -205-

DQ List (including as a result of the delivery of a notice pursuant to, or the expiration of the notice period referred to in, the definition of “Disqualified Lender”), (x) any additional designation or removal permitted by the foregoing shall not apply retroactively to any prior or pending assignment or participation, as applicable, to any Lender or Participant and (y) any designation or removal after the Amendment No. 10 Effective Date of a Person as a Disqualified Lender shall become effective three Business Days after such designation or removal. Any assignment, participation, Incremental Revolving Credit Commitment in violation of this clause (k)(i) shall not be void, but the other provisions of this clause (k) shall apply. The Borrower shall deliver notices of any designation or removal of a Disqualified Lender to the Administrative Agent as provided in Section 10.02. (l) If any assignment or participation is made to, or any Incremental Revolving Credit Commitment is provided by, any Disqualified Lender without the Borrower’s prior written consent in violation of clause (i) above, or if any Person becomes a Disqualified Lender after the applicable Trade Date, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Lender and the Administrative Agent, (A) terminate any Commitment of such Disqualified Lender or terminate any Commitment of a Lender which has sold a participation to a Participant which is a Disqualified Lender and repay all obligations of the Borrower owing to such Disqualified Lender in connection with such Commitment or (B) require such Disqualified Lender to assign, without recourse (in accordance with and subject to the restrictions contained in this Section), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder. (m) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Lenders (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Borrower, the Administrative Agent or any Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Lender will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Lenders consented to such matter, and (y) for purposes of voting on any Debtor Relief Plan, each Disqualified Lender party hereto hereby agrees (1) not to vote on such Debtor Relief Plan, (2) if such Disqualified Lender does vote on such Debtor Relief Plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Debtor Relief Plan in accordance with Section 1126(c) of the Bankruptcy Code of the United States of America (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the applicable bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). (n) The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Lenders provided by the Borrower and any updates thereto permitted by the definition of Disqualified Lender from time to time (collectively, the “DQ List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders or (B) provide the DQ List to each Lender requesting the same. -206-

Section 10.08 Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information, except that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ managers, administrators, directors, officers, employees, trustees, partners, investors, investment advisors and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any Governmental Authority or self regulatory authority having or asserting jurisdiction over such Person (including any Governmental Authority regulating any Lender or its Affiliates), provided that the Administrative Agent or such Lender, as applicable, agrees that it will, to the extent practicable, notify the Borrower as soon as practicable in the event of any such disclosure by such Person (other than at the request of a regulatory authority) unless such notification is prohibited by law, rule or regulation or relates to any audit or examination conducted by bank accountants or regulatory authority exercising examination or regulatory authority; (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, provided that the Administrative Agent or such Lender, as applicable, agrees that it will notify the Borrower as soon as practicable in the event of any such disclosure by such Person (other than at the request of a regulatory authority) unless such notification is prohibited by law, rule or regulation or relates to any audit or examination conducted by bank accountants or any regulatory authority exercising examination or regulatory authority; (d) to any other party to this Agreement; (e) subject to an agreement containing provisions at least as restrictive as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Borrower), to any pledgee referred to in Section 10.07(g), direct or indirect contractual counterparty to a Swap Contract, Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in any of its rights or obligations under this Agreement; (f) with the written consent of the Borrower; (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.08 or becomes available to the Administrative Agent, any Arranger, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than a Loan Party or its related parties (so long as such source is not known to the Administrative Agent, such Arranger, such Lender, the L/C Issuer or any of their respective Affiliates to be bound by confidentiality obligations to any Loan Party); (h) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to Loan Parties and their Subsidiaries received by it from such Lender); (i) in connection with the exercise of any remedies hereunder, under any other Loan Document or the enforcement of its rights hereunder or thereunder or (j) to market data collectors, and similar service providers to the lending industry and service providers to the Administrative Agent, any Arranger or any Lender in connection with this Agreementbut such information shall be limited to information regarding the closing date, size, type, purpose of, and parties to the Loan Documents. For the purposes of this Section 10.08, “Information” means all information received from the Loan Parties relating to any Loan Party, its Affiliates or its Affiliates’ directors, officers, employees, trustees, investment advisors or agents, relating to Holdings, the Borrower or any of its Subsidiaries or its business, other than any such information that is publicly available to any Agent, any L/C Issuer or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08; provided that all information received after the Closing Date from Holdings, the Borrower or any of its Subsidiaries shall be deemed confidential unless such information is clearly identified at the time of delivery as not being confidential. For the avoidance of doubt, nothing in any Loan Document shall prohibits any individual from communicating or disclosing information regarding suspected violation of Laws, rules, or regulations to a Governmental Authority without any notification to any Person. The parties hereto do not anticipate any disclosure of personal information of California residents to Citi, or any collection or processing of personal information of California residents, in connection with the transactions contemplated by the Loan Documents and Citi’s services contemplated -207-

under the Loan Documents; provided however, to the extent any California personal information subject to the California Privacy Rights Act (“CPRA”) and their implementing regulations is disclosed by Holdings to Citi and is covered by the California Privacy Rights Act and its implementing regulations, Citi agrees to process such personal information only for the limited and specified business purposes of facilitating the execution of the transactions contemplated by the Loan Documents or as otherwise provided by, and in compliance with, the CPRA. Section 10.09 Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates (and the Administrative Agent, in respect of any unpaid fees, costs and expenses payable hereunder) is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party and each of its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or the Administrative Agent to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Lender and its Affiliates or the Administrative Agent hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuers, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent and each Lender under this Section 10.09 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent and such Lender may have at Law. Section 10.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. -208-

Section 10.11 Counterparts; Electronic Execution. (a) This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier. (b) The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan Documents including any Assignment and Assumption shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Section 10.12 Integration; Termination. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. Section 10.13 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. Section 10.14 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions; provided, that, the Lenders shall charge no fee in connection with any such amendment. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.14, if and to the extent that the enforceability of any provisions in this Agreement relating to -209-

Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. Section 10.15 GOVERNING LAW. (a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT (EXCEPT AS EXPRESSLY SET FORTH THEREIN) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT ONLY IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN), AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. EACH LOAN PARTY, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SECTION 10.02. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR OF ANY SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY OR ITS ASSETS IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENTS OR THE ENFORCEMENT OF ANY JUDGEMENT. Section 10.16 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT -210-

AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 10.17 Binding Effect. This Agreement shall become effective when it shall have been executed by the Loan Parties and the Administrative Agent shall have been notified by each Lender, the Swing Line Lenders and L/C Issuer that each such Lender, Swing Line Lender and L/C Issuer has executed it and thereafter shall be binding upon and inure to the benefit of the Loan Parties, each Agent and each Lender and their respective successors and assigns, in each case in accordance with Section 10.07 (if applicable) and except that no Loan Party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders except as permitted by Section 7.04. Section 10.18 USA Patriot Act. Each Lender that is subject to the USA Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name, address and tax identification number of such Loan Party and other information regarding such Loan Party that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the USA Patriot Act. This notice is given in accordance with the requirements of the USA Patriot Act and is effective as to the Lenders and the Administrative Agent. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation, including a Beneficial Ownership Certification, and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act and the Beneficial Ownership Regulation. Section 10.19 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the other Arrangers are arm’s-length commercial transactions between the Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent, the other Arrangers and the Lenders, on the other hand, (B) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each other Arranger and each Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for each Loan Party or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, any other Arranger nor any Lender has any obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iii) the Administrative Agent, the other Arrangers, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and neither the Administrative Agent nor any other Arranger nor any Lender has any obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates; and (iv) the Administrative Agent, the other Arrangers, the Lenders and their respective Affiliates may have economic interests that conflict with those of the Loan Parties -211-

and their respective Affiliates, and neither the Administrative Agent nor any other Arranger nor any Lender has any obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates. To the fullest extent permitted by law, each Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, the other Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 10.20 Term Loan Intercreditor Agreement. The Administrative Agent is authorized to enter into the Term Loan Intercreditor Agreement, and each of the parties hereto acknowledges that it has received a copy of the Term Loan Intercreditor Agreement and that the Term Loan Intercreditor Agreement is binding upon it. Each Lender and L/C Issuer hereunder (on behalf of itself and any Secured Parties that may be its Affiliate): (a) hereby consents to the subordination of Liens on the terms set forth in the Term Loan Intercreditor Agreement, (b) hereby agrees that it will be bound by and will take no actions contrary to the provisions of the Term Loan Intercreditor Agreement and (c) hereby authorizes and, subject to Section 9.11 instructs the Administrative Agent to enter into the Term Loan Intercreditor Agreement and any amendments or supplements expressly contemplated thereby as the ABL Agent (as defined in the Term Loan Intercreditor Agreement), on behalf of such Lender and L/C Issuer. The provisions of this Section 10.20 are for the sole benefit of the Lenders and the Administrative Agent and shall not afford any right to, or constitute a defense available to, any Loan Party. In the event of any conflict between the terms of this Agreement and the terms of the Term Loan Intercreditor Agreement, the terms of the Term Loan Intercreditor Agreement shall control. Section 10.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. -212-

Section 10.22 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 10.22, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). -213-

ARTICLE XI. GUARANTEE Section 11.01 The Guarantee. Each Guarantor hereby jointly and severally with the other Guarantors guarantees, as a primary obligorPrimary Obligor and not as a surety to each Secured Party and their respective successors and assigns, the prompt payment in full when due (whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) of the principal of and interest (including any interest, fees, costs or charges that would accrue but for the provisions of (i) the Title 11 of the United States Code after any bankruptcy or insolvency petition under Title 11 of the United States Code and (ii) any other Debtor Relief Laws) on the Loans made by the Lenders to, and the Notes held by each Lender of, the Borrower (other than such Guarantor), and all other Obligations from time to time owing to the Secured Parties by any Loan Party under any Loan Document or any ABL Secured Hedge Agreement or any ABL Secured Treasury Services Agreement, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligations”) ; provided, that notwithstanding the foregoing, with respect to any Guarantor, Guaranteed Obligations shall not include Excluded Swap Obligations of such Guarantor. The Guarantors hereby jointly and severally agree that if the Borrower or other Guarantor(s) shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Section 11.02 Obligations Unconditional. The obligations of the Guarantors under Section 11.01 shall constitute a guaranty of payment and to the fullest extent permitted by applicable Law, are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Obligations of the Borrower under this Agreement, the Notes, if any, or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor (except for payment in full). Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above: (i) at any time or from time to time, without notice to the Guarantors, to the extent permitted by Law, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived; (ii) any of the acts mentioned in any of the provisions of this Agreement or the Notes, if any, or any other agreement or instrument referred to herein or therein shall be done or omitted; (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be amended in any respect, or any right under the Loan Documents or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or except -214-

as permitted pursuant to Section 11.09, any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; (iv) any Lien or security interest granted to, or in favor of, an L/C Issuer or any Secured Party or Agent as security for any of the Guaranteed Obligations shall fail to be perfected; or (v) the release of any other Guarantor pursuant to Section 11.09. The Guarantors hereby expressly waive diligence, presentment, demand of payment, invalidity or enforceability of Guaranteed Obligations, amendments or waivers of any Guaranteed Obligations, non-perfection of any Collateral and any other circumstance that might constitute a defense of the Borrower or the Guarantors, protest and, to the extent permitted by Law, all notices whatsoever, and any requirement that any Secured Party exhaust any right, power or remedy or proceed against the Borrower under this Agreement or the Notes, if any, or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations. The Guarantors waive, to the extent permitted by Law, any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Secured Party upon this Guarantee or acceptance of this Guarantee, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee, and all dealings between the Borrower and the Secured Parties shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. This Guarantee shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by Secured Parties, and the obligations and liabilities of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Secured Parties or any other Person at any time of any right or remedy against the Borrower or against any other person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the successors and assigns thereof, and shall inure to the benefit of the Secured Parties, and their respective successors and assigns, notwithstanding that from time to time during the term of this Agreement there may be no Guaranteed Obligations outstanding. Section 11.03 Reinstatement. The obligations of the Guarantors under this Article XI shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or other Loan Party in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise. Section 11.04 Subrogation; Subordination. Each Guarantor hereby agrees that until the payment and satisfaction in full in cash of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement it shall waive any claim and shall not exercise any right or remedy, direct or indirect, arising by reason of any performance by it of its guarantee in Section 11.01, whether by subrogation or otherwise, against the Borrower or any other Guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. Any Indebtedness of any Loan Party to any Person that is -215-

not a Loan Party permitted pursuant to Section 7.03(b)(ii) or 7.03(d) shall be subordinated to such Loan Party’s Obligations in the manner set forth in the Intercompany Note evidencing such Indebtedness. Section 11.05 Remedies. The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of the Borrower under this Agreement and the Notes, if any, may be declared to be forthwith due and payable as provided in Section 8.02 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 8.02) for purposes of Section 11.01, notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 11.01. Section 11.06 Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Article XI constitutes an instrument for the payment of money, and consents and agrees that any Secured Party or Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring a motion-action under New York CPLR Section 3213. Section 11.07 Continuing Guarantee. The guarantee in this Article XI is a continuing guarantee of payment, and shall apply to all Guaranteed Obligations whenever arising. Section 11.08 General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate, limited partnership or limited liability company law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other Law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under Section 11.01 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 11.01, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Loan Party or any other person, be automatically limited and reduced to the highest amount (after giving effect to the right of contribution established in Section 11.10) that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding. Section 11.09 Release of Guarantors. If, in compliance with the terms and provisions of the Loan Documents, (i) all or substantially all of the Equity Interests or property of any Subsidiary Guarantor are sold or otherwise transferred to a Person or Persons none of which is a Loan Party or (ii) any Subsidiary Guarantor becomes an Excluded Subsidiary (any such Subsidiary Guarantor, and any Subsidiary Guarantor referred to in clause (i), a “Transferred Guarantor”), such Transferred Guarantor shall, upon the consummation of such sale or transfer or other transaction, be automatically released from its obligations under this Agreement (including under Section 10.05 hereof) and its obligations to pledge and grant any Collateral owned by it pursuant to any Collateral Document and, in the case of a sale of all or substantially all of the Equity Interests of the Transferred Guarantor, the pledge of such Equity Interests to the Administrative Agent -216-

pursuant to the Collateral Documents shall be automatically released, and, so long as the Borrower shall have provided the Agents such certifications or documents as any Agent shall reasonably request (on which the Agents may conclusively rely), the Administrative Agent shall take such actions, reasonably requested by and at the sole expense of the Borrower, as are necessary to effect each release described in this Section 11.09 in accordance with the relevant provisions of the Collateral Documents (which actions shall be without recourse to, or representation or warranty by, the Administrative Agent); provided, that no Guarantor shall be released as provided in this paragraph if (1i) such Guarantor continues to be a guarantoran obligor in respect of the 2028 Notes, the 2031 Notes, any Indebtedness incurred pursuant to Section 7.03(s) or (x), any Specified Debt (other than Permitted Ratio Debt incurred in reliance on the Non-Guarantor Ratio Debt Basket (or any Permitted Refinancing of any of the foregoing orIndebtedness in respect thereof)), (2) such Guarantor becomes an Excluded Subsidiary solely under clause (a) of the definition of “Excluded Subsidiary” unless at the time such Guarantor ceases to be a Restricted Subsidiary that is a wholly owned Restricted Subsidiary, the primary purpose (as reasonably determined by the Borrower) of such transaction was not to evade the guarantee required pursuant to this Agreement. or (3) such Guarantor was an Optional Guarantor if such Optional Guarantor holds any Material Intellectual Property not owned by it prior to becoming an Optional Guarantor or acquired while an Optional Guarantor from a Person who is not the Borrower or a Restricted Subsidiary. When all Commitments hereunder have terminated (other than (A) contingent indemnification obligations, (B) obligations and liabilities under ABL Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank shall have been made and (C) obligations and liabilities under ABL Secured Treasury Services Agreements as to which arrangements satisfactory to the applicable Cash Management Bank shall have been made), and all Loans or other Obligation hereunder which are accrued and payable have been paid or satisfied, and no Letter of Credit remains outstanding (except any Letter of Credit the Outstanding Amount of which the Obligations related thereto has been Cash Collateralized or for which a backstop letter of credit reasonably satisfactory to the applicable L/C Issuer has been put in place), this Agreement and the Guarantees made herein shall terminate with respect to all Obligations, except with respect to Obligations that expressly survive such repayment pursuant to the terms of this Agreement. Section 11.10 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 11.04. The provisions of this Section 11.10 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Secured Parties, and each Subsidiary Guarantor shall remain liable to the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Secured Parties for the full amount guaranteed by such Subsidiary Guarantor hereunder. Section 11.11 Keepwell. Each Guarantor that is a Qualified ECP Guarantor at the time the Guarantee or the grant of the security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its Guaranteed Obligations under this Agreement and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be -217-

hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 11.11 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the payment in full of the Obligations. Each Qualified ECP Guarantor intends this Section 11.11 to constitute, and this Section 11.11 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act. Section 11.12 Excluded Swap Obligations Limitation. Notwithstanding anything in this Article XI to the contrary, no Guarantor shall be required to make any payment pursuant to this Guarantee to any party, and the right of set-off provided in Section 10.09 shall not apply with respect to any Guarantor, in each case, with respect to Excluded Swap Obligations, if any, of such Guarantor. [Signature Pages Intentionally Removed] -218-